UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number: 811-09255

                           Wells Fargo Variable Trust
               (Exact name of registrant as specified in charter)

                     525 Market St., San Francisco, CA 94105
               (Address of principal executive offices) (Zip code)

                                C. David Messman
                        Wells Fargo Funds Management, LLC
                     525 Market St., San Francisco, CA 94105
                     (Name and address of agent for service)

Registrant's telephone number, including area code: 800-643-9691

Date of fiscal year end:        December 31, 2005

Date of reporting period:       June 30, 2005

ITEM 1. REPORT TO SHAREHOLDERS


                                                                 [LOGO]
                                                                 WELLS ADVANTAGE
                                                                 FARGO FUNDS

--------------------------------------------------------------------------------
                                        JUNE 30, 2005
--------------------------------------------------------------------------------
                                      SEMI-ANNUAL REPORT
      [PHOTO OMITTED]
--------------------------------------------------------------------------------

      WELLS FARGO ADVANTAGE VARIABLE TRUST FUNDS

      WELLS FARGO ADVANTAGE ASSET ALLOCATION FUND
      WELLS FARGO ADVANTAGE C&B LARGE CAP VALUE FUND
      WELLS FARGO ADVANTAGE DISCOVERY FUND(SM)
      WELLS FARGO ADVANTAGE EQUITY INCOME FUND
      WELLS FARGO ADVANTAGE INTERNATIONAL CORE FUND
      WELLS FARGO ADVANTAGE LARGE COMPANY CORE FUND
      WELLS FARGO ADVANTAGE LARGE COMPANY GROWTH FUND
      WELLS FARGO ADVANTAGE MONEY MARKET FUND
      WELLS FARGO ADVANTAGE MULTI CAP VALUE FUND
      WELLS FARGO ADVANTAGE OPPORTUNITY FUND(SM)
      WELLS FARGO ADVANTAGE SMALL CAP GROWTH FUND
      WELLS FARGO ADVANTAGE TOTAL RETURN BOND FUND

                                      WELLS FARGO ADVANTAGE VARIABLE TRUST FUNDS
--------------------------------------------------------------------------------

TABLE OF CONTENTS

Letter to Contractholders ................................................     1
--------------------------------------------------------------------------------
Performance Highlights
--------------------------------------------------------------------------------
    Wells Fargo Advantage Asset Allocation Fund ..........................     2
    Wells Fargo Advantage C&B Large Cap Value Fund .......................     4
    Wells Fargo Advantage Discovery Fund .................................     6
    Wells Fargo Advantage Equity Income Fund .............................     8
    Wells Fargo Advantage International Core Fund ........................    10
    Wells Fargo Advantage Large Company Core Fund ........................    12
    Wells Fargo Advantage Large Company Growth Fund ......................    14
    Wells Fargo Advantage Money Market Fund ..............................    16
    Wells Fargo Advantage Multi Cap Value Fund ...........................    18
    Wells Fargo Advantage Opportunity Fund ...............................    20
    Wells Fargo Advantage Small Cap Growth Fund ..........................    22
    Wells Fargo Advantage Total Return Bond Fund .........................    24
Fund Expenses (Unaudited) ................................................    26
--------------------------------------------------------------------------------
Portfolio of Investments
--------------------------------------------------------------------------------
    Wells Fargo Advantage Asset Allocation Fund ..........................    28
    Wells Fargo Advantage C&B Large Cap Value Fund .......................    43
    Wells Fargo Advantage Discovery Fund .................................    46
    Wells Fargo Advantage Equity Income Fund .............................    50
    Wells Fargo Advantage International Core Fund ........................    53
    Wells Fargo Advantage Large Company Core Fund ........................    57
    Wells Fargo Advantage Large Company Growth Fund ......................    59
    Wells Fargo Advantage Money Market Fund ..............................    61
    Wells Fargo Advantage Multi Cap Value Fund ...........................    63
    Wells Fargo Advantage Opportunity Fund ...............................    69
    Wells Fargo Advantage Small Cap Growth Fund ..........................    73
    Wells Fargo Advantage Total Return Bond Fund .........................    78
Financial Statements
--------------------------------------------------------------------------------
    Statements of Assets and Liabilities .................................    88
    Statements of Operations .............................................    92
    Statements of Changes in Net Assets ..................................    96
    Financial Highlights .................................................   102
Notes to Financial Highlights ............................................   106
--------------------------------------------------------------------------------
Notes to Financial Statements ............................................   107
--------------------------------------------------------------------------------
Other Information (Unaudited) ............................................   118
--------------------------------------------------------------------------------
List of Abbreviations ....................................................   124
--------------------------------------------------------------------------------

               ---------------------------------------------------
                NOT FDIC INSURED-NO BANK GUARANTEE-MAY LOSE VALUE
               ---------------------------------------------------

THIS PAGE IS INTENTIONALLY LEFT BLANK --

LETTER TO CONTRACTHOLDERS             WELLS FARGO ADVANTAGE VARIABLE TRUST FUNDS
--------------------------------------------------------------------------------

DEAR VALUED CONTRACTHOLDER,

      I am pleased to introduce you to WELLS FARGO ADVANTAGE FUNDS(SM). You now have access to an expanded array of mutual funds, giving you the flexibility to invest in a family of funds covering nearly every asset class and investment style. To learn more about our funds and the talented team of money managers behind them, please visit our new Web site at WWW.WELLSFARGO.COM/ADVANTAGEFUNDS. You can also call one of our investment service representatives now available 24 hours a day, 7 days a week at 1-800-222-8222, or speak with your investment professional.

      Following is your WELLS FARGO ADVANTAGE VARIABLE TRUST FUNDS semi-annual report for the period ended June 30, 2005. On the following pages, you will find a discussion of each Fund, including performance highlights, the Fund managers' strategic outlook, and information about the Fund's investment portfolio.

ECONOMIC EXPANSION CONTINUES
--------------------------------------------------------------------------------

      The expansion of the U.S. economy remains solid, with real gross domestic product (GDP), the most comprehensive measure of economic activity, growing at a 3.5% rate for the first half of 2005. This is impressive, if not surprising, given the record high energy prices reported during the period. The price of crude oil rose to a new record level during the second quarter of 2005, creating fears of a possible slowdown in consumer spending. However, low interest rates and a consequent extended boom in the housing sector helped to offset the negative effects of high oil and gas prices. Steady growth in employment and household incomes helped bring spending back to relatively healthy levels. Solid growth in capital spending by businesses, fueled by strong cash flow and low borrowing costs, also contributed to economic growth.

      Rising energy prices did have an impact on inflation, pushing it upward during the reporting period. The consumer price index (CPI) rose at around a 3% rate over the twelve months ended June 30, 2005. The core CPI, which excludes the volatile food and energy components, was up only around 2% this past year, a good record this far into an economic expansion. With core inflation generally contained, the Federal Reserve (the Fed) was able to stay with a strategy of raising interest rates at a "measured pace." Since June of last year, the Fed has raised the federal funds rate -- its principal policy tool--from 1% to 3.25%. Additional increases in this rate are expected during the rest of 2005. Bond yields, however, did not increase with the federal funds rate and, as a result, mortgage rates remained unusually low and the housing sector remained very strong.

STOCKS: SIDEWAYS PATTERN
--------------------------------------------------------------------------------

      After an impressive rally in the fourth quarter of 2004, stock prices showed little net change over the first half of the year. The S&P 500 Index was around 1200 as the year began. It ended the first half of 2005 at 1191. Strong corporate earnings have helped the markets, while record prices for crude oil and concerns of a slowdown in worldwide economic growth have capped and often reversed rallies. In the U.S., however, the fundamentals of solid earnings and low inflation have helped the equity markets improve over time.

BONDS: UNPRECEDENTED PERFORMANCE
--------------------------------------------------------------------------------

      Yields on most U.S. Treasury notes and bonds declined as the federal funds rate increased during the period. Exceptional demand for U.S. Treasury securities from foreign investors and the tame core inflation data are two factors thought to be keeping bond yields low. The flattening in the yield curve has been one of the main elements contributing to good returns from bonds during most of the reporting period.

      The high yield and investment grade segments of the corporate bond market continued to perform well during most of the period. During April and May 2005, however, downgrades of General Motors and Ford bonds caused those sectors to underperform. In June 2005, the corporate sectors recovered and again produced solid returns. Municipal bonds generally performed better than most taxable sectors during most of 2005, but, they lagged behind the rally in U.S. Treasuries in May and June. Overall, by the end of the second quarter of 2005, municipal yields were very attractive relative to yields on comparable U.S. Treasuries.

LOOKING AHEAD: MORE OF THE SAME?
--------------------------------------------------------------------------------

      The economy has shown remarkably steady growth over the reporting period -- growth that has been sufficient to bring the unemployment rate down to 5.0%, its lowest rate since 2001. As stock and bond investors seek to determine where inflation, interest rates, and corporate earnings are headed, we may see more unpredictable moves in the markets.

      Uncertainty and risk will always be a part of investing. We believe that an important thing you can do to manage risk is to own a broadly diversified portfolio with stocks, bonds, and cash that can help you weather unexpected market shifts. While diversification may not prevent losses in a downturn, it may help reduce them and keep you on track to reach your financial goals.

      Thank you for choosing WELLS FARGO ADVANTAGE FUNDS. We appreciate your confidence in us. Through each market cycle, we are committed to helping you meet your financial needs.

Sincerely,

/s/ Karla M. Rabusch

Karla M. Rabusch
President
WELLS FARGO ADVANTAGE FUNDS

WELLS FARGO ADVANTAGE VARIABLE TRUST FUNDS                PERFORMANCE HIGHLIGHTS
--------------------------------------------------------------------------------

ASSET ALLOCATION FUND

INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

      The WELLS FARGO ADVANTAGE ASSET ALLOCATION FUND (the Fund) seeks long-term total return, consistent with reasonable risk.

ADVISER                                 SUB-ADVISER
   Wells Fargo Funds Management, LLC       Wells Capital Management Incorporated

FUND MANAGERS                           INCEPTION DATE
   Galen G. Blomster, CFA                  4/15/1994
   Jeffrey P. Mellas

HOW DID THE FUND PERFORM OVER THE SIX-MONTH REPORTING PERIOD?
--------------------------------------------------------------------------------

      The Fund returned 0.92%(1) for the six-month period ended June 30, 2005, outperforming its benchmark, the S&P 500 Index(2), which returned (0.81)%, and underperforming the Lehman Brothers 20+ Treasury Index(3), which returned 10.87%, during the same period.

      FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE BY CALLING 1-888-877-9275.

      PERFORMANCE FIGURES OF THE FUND DO NOT REFLECT FEES CHARGED PURSUANT TO THE TERMS OF VARIABLE LIFE INSURANCE POLICIES AND VARIABLE ANNUITY CONTRACTS. IF THEY DID, RETURNS WOULD BE LOWER.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE?
--------------------------------------------------------------------------------

      After finishing 2004 on an optimistic note, stocks followed an irregular pattern during the first six months of 2005. Record oil prices and the ninth consecutive quarter-percentage-point interest rate hike by the Federal Reserve led investors to be concerned about an economic slowdown, and this concern was reflected in the stock market's overall weakness. In this environment, however, bond yields plummeted and prices rose accordingly, with long Treasury bonds returning 10.87% for the period.

      The Fund's Tactical Asset Allocation (TAA) model, which seeks to enhance portfolio returns by shifting assets between stocks and bonds, indicated that stocks remained compellingly attractive during the six-month period. As a result, we maintained a 25% shift in favor of stocks throughout the period. The very strong performance by long Treasury bonds during the period both hurt and helped performance of the Fund. As long Treasury bonds significantly outperformed stocks, our shift toward stocks hurt the portfolio's performance during the period. However, the Fund's underlying holdings of long Treasury bonds benefited its performance. Overall, we were pleased that the Fund was able to outperform its benchmark, the S&P 500 Index, during the reporting period.

WHAT CHANGES DID YOU MAKE TO THE FUND'S HOLDINGS DURING THE PERIOD?
--------------------------------------------------------------------------------

      The underlying assets in the portfolio remained at their long-term strategic allocation with 60% indexed to the S&P 500 Index and 40% indexed to the Lehman Brothers 20+ Treasury Index. With the 25% TAA shift toward stocks, the portfolio maintained a long position in S&P 500 index futures and was short in long-term Treasury bond futures. Throughout the period, the Fund was at its maximum allowable equity overweighting, with 85% of the portfolio invested in stocks and 15% in bonds.

LOOKING AHEAD, WHAT IS YOUR STRATEGIC OUTLOOK?
--------------------------------------------------------------------------------

      Despite periodic concerns of an economic slowdown, this remains a very broad-based economic expansion marked by low inflation, strong corporate earnings, low interest rates and rising employment. With the sharp decline in bond yields during the period, our TAA model indicates that stock prices are attractive relative to bond prices. As a result, the Fund will remain overweighted in stocks until the relative valuation between stocks and bonds returns to more normal levels.

      BALANCED FUNDS MAY INVEST IN STOCKS AND BONDS. STOCKS SHOULD ONLY BE CONSIDERED FOR LONG-TERM GOALS AS VALUES FLUCTUATE IN RESPONSE TO THE ACTIVITIES OF INDIVIDUAL COMPANIES AND GENERAL MARKET AND ECONOMIC CONDITIONS. BOND VALUES FLUCTUATE IN RESPONSE TO THE FINANCIAL CONDITION OF INDIVIDUAL ISSUERS, GENERAL MARKET AND ECONOMIC CONDITIONS, AND CHANGES IN INTEREST RATES. IN GENERAL, WHEN INTEREST RATES RISE, BOND FUND VALUES FALL AND INVESTORS CAN LOSE PRINCIPAL VALUE. CONSULT THE FUND'S PROSPECTUS FOR ADDITIONAL INFORMATION ON THESE AND OTHER RISKS.

--------------------------------------------------------------------------------
      The WELLS FARGO ADVANTAGE VARIABLe TRUST FUNDS are available for purchase through certain variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies. The participating insurance companies and their separate accounts are the shareholders or investors in the Fund and the separate accounts of the participating insurance companies place orders to purchase and redeem shares of the Fund based on, among other things, the amount of premium payments to be invested and the amount of surrender and transfer requests to be affected that day.

      PLEASE REFER TO THE PROSPECTUS PROVIDED BY YOUR PARTICIPATING INSURANCE COMPANY FOR DETAILED INFORMATION DESCRIBING THE SEPARATE ACCOUNTS FOR INFORMATION REGARDING SURRENDER CHARGES, MORTALITY AND EXPENSE RISK FEES AND OTHER CHARGES THAT MAY BE ASSESSED BY THE PARTICIPATING INSURANCE COMPANIES.

      The views expressed are as of June 30, 2005 and are those of the Fund's managers. The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector or the markets generally, or the WELLS FARGO ADVANTAGE VARIABLE TRUST ASSET ALLOCATION FUND.

PERFORMANCE HIGHLIGHTS                WELLS FARGO ADVANTAGE VARIABLE TRUST FUNDS
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN(1) (%) (AS OF JUNE 30, 2005)
--------------------------------------------------------------------------------

                                                     6-Month*    1-Year     5-Year     10-Year
----------------------------------------------------------------------------------------------
     Asset Allocation Fund                              0.92       7.89      1.19        8.38
----------------------------------------------------------------------------------------------
     Benchmarks
----------------------------------------------------------------------------------------------
          S&P 500 Index(2)                             (0.81)      6.32     (2.37)       9.94
----------------------------------------------------------------------------------------------
          Lehman Brothers 20+ Treasury Index(3)        10.87      21.11     10.50        9.04

     *  RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.

FUND CHARACTERISTICS(4)(AS OF JUNE 30, 2005)
-----------------------------------------------------------------------------
     Beta**                                                             0.79
-----------------------------------------------------------------------------
     Weighted Average Coupon of Bond Portfolio                          6.03%
-----------------------------------------------------------------------------
     Weighted Average Maturity of Bond Portfolio                 22.79 years
-----------------------------------------------------------------------------
     Modified Duration of Bond Portfolio                         13.41 years
-----------------------------------------------------------------------------
     Portfolio Turnover                                                    1%
-----------------------------------------------------------------------------
     Net Asset Value (NAV)                                            $12.96

** A MEASURE OF THE FUND'S SENSITIVITY TO MARKET MOVEMENTS. THE BENCHMARK BETA IS 1.00 BY DEFINITION.

TEN LARGEST HOLDINGS(4),(5)(AS OF JUNE 30, 2005)
-----------------------------------------------------------------------------
     U.S. Treasury Bond, 6.13%, 11/15/2027                              5.22%
-----------------------------------------------------------------------------
     U.S. Treasury Bond, 6.25%, 5/15/2030                               4.37%
-----------------------------------------------------------------------------
     U.S. Treasury Bond, 5.38%, 2/15/2031                               3.92%
-----------------------------------------------------------------------------
     U.S. Treasury Bond, 6.00%, 2/15/2026                               3.18%
-----------------------------------------------------------------------------
     U.S. Treasury Bond, 6.88%, 8/15/2025                               2.80%
-----------------------------------------------------------------------------
     U.S. Treasury Bond, 6.13%, 8/15/2029                               2.69%
-----------------------------------------------------------------------------
     U.S. Treasury Bond, 6.50%, 11/15/2026                              2.64%
-----------------------------------------------------------------------------
     U.S. Treasury Bond, 5.50%, 8/15/2028                               2.61%
-----------------------------------------------------------------------------
     U.S. Treasury Bond, 5.25%, 2/15/2029                               2.45%
-----------------------------------------------------------------------------
     U.S. Treasury Bond, 6.63%, 2/15/2027                               2.36%

SECTOR DISTRIBUTION(4)(AS OF JUNE 30, 2005)
-----------------------------------------------------------------------------

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

     Consumer Discretionary                                               12%
     Consumer Staples                                                     10%
     Energy                                                                9%
     Financial Services                                                   20%
     Health Care                                                          13%
     Industrials                                                          11%
     Information Technology                                               15%
     Materials                                                             3%
     Telecommunications Services                                           3%
     Utilities                                                             4%

GROWTH OF $10,000 INVESTMENT(6)
--------------------------------------------------------------------------------

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

                WELLS FARGO ADVANTAGE    LEHMAN BROTHERS        S&P 500
                ASSET ALLOCATION FUND   20+ TREASURY INDEX       INDEX
 6/30/1995               10,000             $ 10,000             10,000
 7/31/1995               10,135                9,823             10,331
 8/31/1995               10,216               10,058             10,357
 9/30/1995               10,478               10,257             10,794
10/31/1995               10,542               10,565             10,756
11/30/1995               10,834               10,840             11,227
12/31/1995               10,986               11,152             11,444
 1/31/1996               11,191               11,139             11,833
 2/29/1996               11,103               10,548             11,943
 3/31/1996               11,167               10,320             12,057
 4/30/1996               11,148               10,137             12,235
 5/31/1996               11,246               10,083             12,549
 6/30/1996               11,399               10,308             12,597
 7/31/1996               11,139               10,308             12,040
 8/31/1996               11,119               10,160             12,294
 9/30/1996               11,545               10,457             12,985
10/31/1996               11,950               10,895             13,343
11/30/1996               12,566               11,284             14,351
12/31/1996               12,245               10,989             14,067
 1/31/1997               12,480               10,891             14,946
 2/28/1997               12,513               10,893             15,062
 3/31/1997               12,067               10,593             14,445
 4/30/1997               12,555               10,863             15,306
 5/31/1997               12,979               10,989             16,236
 6/30/1997               13,327               11,218             16,964
 7/31/1997               14,240               11,938             18,312
 8/31/1997               13,657               11,569             17,287
 9/30/1997               14,171               11,912             18,232
10/31/1997               14,194               12,350             17,623
11/30/1997               14,517               12,544             18,439
12/31/1997               14,801               12,767             18,756
 1/31/1998               15,023               13,035             18,963
 2/28/1998               15,690               12,931             20,330
 3/31/1998               16,255               12,956             21,371
 4/30/1998               16,392               13,000             21,589
 5/31/1998               16,305               13,275             21,218
 6/30/1998               16,912               13,624             22,079
 7/31/1998               16,748               13,547             21,845
 8/31/1998               15,151               14,209             18,688
 9/30/1998               16,002               14,733             19,886
10/31/1998               16,924               14,482             21,503
11/30/1998               17,745               14,616             22,806
12/31/1998               18,540               14,582             24,120
 1/31/1999               19,174               14,720             25,128
 2/28/1999               18,485               13,934             24,346
 3/31/1999               19,012               13,872             25,320
 4/30/1999               19,551               13,884             26,300
 5/31/1999               19,136               13,663             25,680
 6/30/1999               19,670               13,496             27,105
 7/31/1999               19,239               13,419             26,259
 8/31/1999               19,142               13,356             26,129
 9/30/1999               18,865               13,452             25,412
10/31/1999               19,536               13,454             27,021
11/30/1999               19,704               13,352             27,570
12/31/1999               20,269               13,115             29,193
 1/31/2000               19,847               13,344             27,728
 2/29/2000               19,988               13,817             27,204
 3/31/2000               21,428               14,335             29,864
 4/30/2000               20,962               14,192             28,965
 5/31/2000               20,608               14,121             28,372
 6/30/2000               21,087               14,428             29,072
 7/31/2000               21,002               14,713             28,619
 8/31/2000               21,978               15,072             30,396
 9/30/2000               21,117               14,814             28,791
10/31/2000               21,176               15,062             28,670
11/30/2000               20,277               15,572             26,411
12/31/2000               20,475               15,937             26,540
 1/31/2001               20,994               15,935             27,483
 2/28/2001               19,616               16,215             24,979
 3/31/2001               18,664               16,086             23,398
 4/30/2001               19,558               15,581             25,213
 5/31/2001               19,691               15,607             25,382
 6/30/2001               19,410               15,768             24,766
 7/31/2001               19,499               16,391             24,523
 8/31/2001               18,819               16,784             22,990
 9/30/2001               17,882               16,823             21,135
10/31/2001               18,422               17,824             21,539
11/30/2001               19,054               16,879             23,191
12/31/2001               19,051               16,514             23,395
 1/31/2002               18,912               16,746             23,053
 2/28/2002               18,695               16,930             22,608
 3/31/2002               18,931               16,148             23,458
 4/30/2002               18,434               16,810             22,037
 5/31/2002               18,356               16,811             21,876
 6/30/2002               17,734               17,109             20,318
 7/31/2002               16,819               17,651             18,735
 8/31/2002               17,008               18,573             18,857
 9/30/2002               15,566               19,395             16,809
10/31/2002               16,597               18,672             18,287
11/30/2002               17,391               18,521             19,362
12/31/2002               16,603               19,323             18,226
 1/31/2003               16,236               19,263             17,750
 2/28/2003               16,061               19,871             17,484
 3/31/2003               16,163               19,540             17,652
 4/30/2003               17,284               19,790             19,106
 5/31/2003               18,149               21,058             20,111
 6/30/2003               18,279               20,627             20,368
 7/31/2003               18,231               18,502             20,727
 8/31/2003               18,569               18,905             21,131
 9/30/2003               18,523               19,943             20,907
10/31/2003               19,281               19,327             22,088
11/30/2003               19,426               19,439             22,283
12/31/2003               20,272               19,670             23,450
 1/31/2004               20,628               20,066             23,882
 2/29/2004               20,904               20,501             24,214
 3/31/2004               20,677               20,815             23,848
 4/30/2004               20,190               19,514             23,474
 5/31/2004               20,385               19,434             23,795
 6/30/2004               20,733               19,623             24,257
 7/31/2004               20,193               19,982             23,454
 8/31/2004               20,361               20,808             23,548
 9/30/2004               20,553               21,034             23,803
10/31/2004               20,859               21,391             24,167
11/30/2004               21,487               20,861             25,145
12/31/2004               22,166               21,436             26,000
 1/31/2005               21,858               22,191             25,365
 2/28/2005               22,183               21,898             25,898
 3/31/2005               21,826               21,749             25,440
 4/30/2005               21,603               22,599             24,956
 5/31/2005               22,273               23,291             25,750
 6/30/2005               22,369               23,764             25,786

--------------------------------------------------------------------------------
(1) The Fund's Adviser has committed through April 30, 2006, to waive fees and/or reimburse expenses to the extent necessary to maintain a certain net operating expense ratio for the Fund. Actual reductions of operating expenses can increase total return to shareholders. Without these reductions, the Fund's return would have been lower.

      Prior to April 11, 2005, the WELLS FARGO ADVANTAGE ASSET ALLOCATION FUND was named the Wells Fargo Asset Allocation Fund. Performance for the Fund prior to September 20, 1999 reflects performance of the Life and Annuity Trust Asset Allocation Fund, its predecessor fund. Effective at the close of business September 17, 1999, the Life and Annuity Trust and Norwest Select Funds were reorganized into the WELLS FARGO ADVANTAGE VARIABLE TRUST FUNDS.

(2) The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index with each stock's weight in the Index proportionate to its market value. You cannot invest directly in an index.

(3) The Lehman Brothers 20+ Treasury Index is an unmanaged index composed of securities in the U.S. Treasury Index with maturities of 20 years or greater. The U.S. Treasury Index represents public obligations of the U.S. Treasury with a remaining maturity of one year or more. You cannot invest directly in an index.

(4) Sector distribution, portfolio holdings and fund characteristics are subject to change. Cash and cash equivalents are not reflected in the calculations of sector distribution, portfolio holdings and fund characteristics.

(5) The Ten Largest Holdings are calculated based on the market value of the securities divided by total market value of the portfolio of the Fund.

(6) The chart compares the performance of the WELLS FARGO ADVANTAGE ASSET ALLOCATION FUND for the most recent ten years of the Fund with the S&P 500 Index and the Lehman Brothers 20+ Treasury Index. The chart assumes a hypothetical $10,000 investment and reflects all operating expenses of the Fund.

WELLS FARGO ADVANTAGE VARIABLE TRUST FUNDS                PERFORMANCE HIGHLIGHTS
--------------------------------------------------------------------------------

C&B LARGE CAP VALUE FUND

INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

      The WELLS FARGO ADVANTAGE C&B LARGE CAP VALUE FUND (the Fund) seeks maximum long-term total return, consistent with minimizing risk to principal.

ADVISER                                 SUB-ADVISER
   Wells Fargo Funds Management, LLC       Cooke & Bieler, L.P.

FUND MANAGERS                           INCEPTION DATE
   Kermick S. Eck, CFA                     5/1/1998
   Michael M. Meyer, CFA
   James R. Norris
   Edward W. O'Connor, CFA
   R. James O'Neil, CFA
   Mehul Trivedi, CFA

HOW DID THE FUND PERFORM OVER THE SIX-MONTH REPORTING PERIOD?
--------------------------------------------------------------------------------

      The Fund returned 1.26%(1) for the six-month period ended June 30, 2005, outperforming its benchmark, the S&P 500 Index(2), which returned (0.81)%, and underperforming the Russell 1000(R) Value Index(3), which returned 1.76%, during the same period.

      FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE BY CALLING 1- 888-877-9275.

      PERFORMANCE FIGURES OF THE FUND DO NOT REFLECT FEES CHARGED PURSUANT TO THE TERMS OF VARIABLE LIFE INSURANCE POLICIES AND VARIABLE ANNUITY CONTRACTS. IF THEY DID, RETURNS WOULD BE LOWER.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE?
--------------------------------------------------------------------------------

      To put the market environment in perspective for the six-month period, we note that only two sectors turned in particularly positive performance: energy and utilities. The vast majority of the Fund's portfolio underperformance compared to the Russell 1000 Value Index is attributable to our underweighting in these two sectors. Together, these sectors comprise 20% of the index. The Fund's portfolio currently has modest exposure to the energy sector and just one holding in utilities.

      The portfolio's best-performing stocks included HCA, Wendy's International, Allstate, Royal Dutch Petroleum, and Exxon Mobil, while the most significant laggards were Manpower, McDonald's, Eaton, Dover, and Molex.

WHAT CHANGES DID YOU MAKE TO THE FUND'S HOLDINGS DURING THE PERIOD?
--------------------------------------------------------------------------------

      We sold stocks that reached their price targets as well as those that triggered our concerns about the companies' future business strategies. Some of these names included Viacom, Snap-On and Bank of New York. We also reduced a few positions based on valuation concerns, including Wendy's International, Zale, Bristol-Myers Squibb, Becton Dickinson, and Hubbell. The holdings were replaced by companies that we believe to be of high quality and financially strong, and whose stocks are currently undervalued by our measures. Boston Scientific, Flextronics, Applied Materials, Nokia, and Gannet were among the names added to the portfolio. We also added to existing holdings in American Express, General Dynamics, State Street, Engelhard, and McDonald's.

LOOKING AHEAD, WHAT IS YOUR STRATEGIC OUTLOOK?
--------------------------------------------------------------------------------

      We see a decent underlying economic environment. Inflation remains generally moderate and the Federal Reserve appears intent on containing whatever inflationary forces are brewing in the U.S economy. The recent decline in long-term interest rates and the flattening yield curve is a concern. Both have historically been leading indicators of economic weakness. Indeed, economic growth is slowing, as we are now well into the expansion phase of the current cycle. However, we do not see signs of significant overheating, excessive investment, or inventory build-up that would ultimately lead to a major economic pullback or recession.

      We continue to believe that stock selection will be an increasingly important factor in determining investment performance, and the success of a stock pick will ultimately be determined by a company's ability to generate expected cash flows. Because the dependability and growth of cash flows are a direct function of a company's competitive advantages and financial discipline, we believe that it is more important than ever to focus on high-quality stocks.

      STOCK FUNDS SHOULD ONLY BE CONSIDERED FOR LONG-TERM GOALS AS VALUES FLUCTUATE IN RESPONSE TO THE ACTIVITIES OF INDIVIDUAL COMPANIES AND GENERAL MARKET AND ECONOMIC CONDITIONS. CONSULT THE FUND'S PROSPECTUS FOR ADDITIONAL INFORMATION ON THESE AND OTHER RISKS.

--------------------------------------------------------------------------------
      The Wells Fargo Advantage Variable Trust Funds are available for purchase through certain variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies. The participating insurance companies and their separate accounts are the shareholders or investors in the Fund and the separate accounts of the participating insurance companies place orders to purchase and redeem shares of the Fund based on, among other things, the amount of premium payments to be invested and the amount of surrender and transfer requests to be affected that day.

      PLEASE REFER TO THE PROSPECTUS PROVIDED BY YOUR PARTICIPATING INSURANCE COMPANY FOR DETAILED INFORMATION DESCRIBING THE SEPARATE ACCOUNTS INCLUDING INFORMATION REGARDING SURRENDER CHARGES, MORTALITY AND EXPENSE RISK FEES AND OTHER CHARGES THAT MAY BE ASSESSED BY THE PARTICIPATING INSURANCE COMPANIES.

      The views expressed are as of June 30, 2005, and are those of the Fund's managers. The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector or the markets generally, or the WELLS FARGO ADVANTAGE C&B LARGE CAP VALUE FUND.

PERFORMANCE HIGHLIGHTS                WELLS FARGO ADVANTAGE VARIABLE TRUST FUNDS
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN(1) (%) (AS OF JUNE 30, 2005)
--------------------------------------------------------------------------------

                                                                6-Month*    1-Year     5-Year      Life of Fund
---------------------------------------------------------------------------------------------------------------
     C&B Large Cap Value Fund (Incept. Date 05/01/98)              1.26       9.03      1.73          (0.03)
---------------------------------------------------------------------------------------------------------------
     Benchmarks
---------------------------------------------------------------------------------------------------------------
          S&P 500 Index(2)                                        (0.81)      6.32     (2.37)          2.51
---------------------------------------------------------------------------------------------------------------
          Russell 1000(R) Value Index(3)                           1.76      14.06      6.56           5.35

     *  RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.

FUND CHARACTERISTICS(4) (AS OF JUNE 30, 2005)
-----------------------------------------------------------------------------
     Beta**                                                             1.00
-----------------------------------------------------------------------------
     Price to Earnings Ratio (trailing 12 months)                      16.60x
-----------------------------------------------------------------------------
     Price to Book Ratio                                                3.70x
-----------------------------------------------------------------------------
     Median Market Cap ($B)                                           $22.00
-----------------------------------------------------------------------------
     Portfolio Turnover                                                   91%
-----------------------------------------------------------------------------
     Net Asset Value (NAV)                                            $ 9.21

** A MEASURE OF THE FUND'S SENSITIVITY TO MARKET MOVEMENTS. THE BENCHMARK BETA IS 1.00 BY DEFINITION.

TEN LARGEST EQUITY HOLDINGS(4),(5)(AS OF JUNE 30, 2005)
-----------------------------------------------------------------------------
     American Express Company                                           3.19%
-----------------------------------------------------------------------------
     General Dynamics Corporation                                       2.98%
-----------------------------------------------------------------------------
     Exxon Mobil Corporation                                            2.96%
-----------------------------------------------------------------------------
     Molex Incorporated                                                 2.87%
-----------------------------------------------------------------------------
     MBIA Incorporated                                                  2.72%
-----------------------------------------------------------------------------
     Omnicom Group Incorporated                                         2.70%
-----------------------------------------------------------------------------
     Dover Corporation                                                  2.69%
-----------------------------------------------------------------------------
     Bank Of America Corporation                                        2.66%
-----------------------------------------------------------------------------
     Hasbro Incorporated                                                2.62%
-----------------------------------------------------------------------------
     McDonald's Corporation                                             2.60%

SECTOR DISTRIBUTION(4) (AS OF JUNE 30, 2005)
--------------------------------------------------------------------------------

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

     Consumer Discretionary                                               25%
     Consumer Staples                                                      7%
     Energy                                                                6%
     Financials                                                           22%
     Health Care                                                          11%
     Industrial                                                           16%
     Information Technology                                                8%
     Materials                                                             2%
     Telecommunication Services                                            3%

GROWTH OF $10,000 INVESTMENT(6)
--------------------------------------------------------------------------------

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

                  WELLS FARGO ADVANTAGE
                   C&B LARGE CAP VALUE    RUSSELL 1000          S&P 500
                          FUND            VALUE INDEX            INDEX
  5/1/1998               10,000               10,000             10,000
 5/31/1998                9,680                9,852              9,828
 6/30/1998                9,739                9,978             10,227
 7/31/1998                9,268                9,801             10,119
 8/31/1998                8,156                8,343              8,656
 9/30/1998                8,626                8,822              9,211
10/31/1998                9,199                9,506              9,960
11/30/1998                9,460                9,949             10,564
12/31/1998                9,624               10,288             11,172
 1/31/1999                9,403               10,370             11,639
 2/28/1999                9,161               10,224             11,277
 3/31/1999                9,380               10,436             11,728
 4/30/1999               10,188               11,410             12,182
 5/31/1999               10,087               11,285             11,895
 6/30/1999               10,399               11,612             12,555
 7/31/1999               10,024               11,272             12,163
 8/31/1999                9,477               10,854             12,103
 9/30/1999                8,981               10,475             11,771
10/31/1999                9,285               11,078             12,516
11/30/1999                9,255               10,992             12,770
12/31/1999                9,386               11,044             13,522
 1/31/2000                9,142               10,684             12,844
 2/29/2000                8,715                9,891             12,601
 3/31/2000                9,498               11,097             13,833
 4/30/2000                9,284               10,968             13,417
 5/31/2000                9,416               11,084             13,142
 6/30/2000                9,157               10,577             13,466
 7/31/2000                9,311               10,709             13,256
 8/31/2000                9,974               11,305             14,080
 9/30/2000                9,813               11,409             13,336
10/31/2000               10,048               11,689             13,280
11/30/2000                9,527               11,256             12,234
12/31/2000                9,929               11,820             12,294
 1/31/2001               10,103               11,865             12,730
 2/28/2001                9,806               11,535             11,570
 3/31/2001                9,420               11,128             10,838
 4/30/2001                9,953               11,673             11,679
 5/31/2001               10,107               11,935             11,757
 6/30/2001                9,824               11,671             11,471
 7/31/2001                9,783               11,646             11,359
 8/31/2001                9,249               11,179             10,649
 9/30/2001                8,553               10,392              9,790
10/31/2001                8,738               10,303              9,977
11/30/2001                9,222               10,901             10,742
12/31/2001                9,295               11,158             10,836
 1/31/2002                8,821               11,073             10,678
 2/28/2002                8,769               11,090             10,472
 3/31/2002                9,341               11,615             10,866
 4/30/2002                8,794               11,216             10,207
 5/31/2002                8,711               11,273             10,133
 6/30/2002                8,157               10,625              9,411
 7/31/2002                7,392                9,637              8,678
 8/31/2002                7,423                9,711              8,735
 9/30/2002                6,436                8,631              7,786
10/31/2002                6,977                9,270              8,471
11/30/2002                7,424                9,854              8,969
12/31/2002                7,056                9,427              8,442
 1/31/2003                6,857                9,199              8,222
 2/28/2003                6,658                8,953              8,098
 3/31/2003                6,673                8,968              8,176
 4/30/2003                7,197                9,757              8,850
 5/31/2003                7,606               10,388              9,315
 6/30/2003                7,745               10,517              9,435
 7/31/2003                7,872               10,674              9,601
 8/31/2003                7,903               10,841              9,788
 9/30/2003                7,858               10,734              9,684
10/31/2003                8,292               11,391             10,231
11/30/2003                8,376               11,546             10,321
12/31/2003                8,859               12,258             10,862
 1/31/2004                9,008               12,473             11,062
 2/29/2004                9,253               12,740             11,216
 3/31/2004                9,147               12,629             11,046
 4/30/2004                8,998               12,321             10,873
 5/31/2004                9,009               12,446             11,022
 6/30/2004                9,151               12,740             11,236
 7/31/2004                8,969               12,561             10,864
 8/31/2004                9,044               12,739             10,908
 9/30/2004                9,111               12,937             11,026
10/31/2004                9,176               13,152             11,194
11/30/2004                9,562               13,817             11,647
12/31/2004                9,854               14,280             12,043
 1/31/2005                9,789               14,025             11,749
 2/28/2005               10,016               14,490             11,996
 3/31/2005                9,904               14,291             11,784
 4/30/2005                9,720               14,035             11,560
 5/31/2005                9,958               14,374             11,927
 6/30/2005                9,978               14,530             11,944

--------------------------------------------------------------------------------
(1) The Fund's Adviser has committed through April 30, 2006, to waive fees and/or reimburse expenses to the extent necessary to maintain a certain net operating expense ratio for the Fund. Actual reductions of operating expenses can increase total return to shareholders. Without these reductions, the Fund's returns would have been lower.

      Prior to April 11, 2005, the WELLS FARGO ADVANTAGE C&B LARGE CAP VALUE FUND was named the Wells Fargo Equity Value Fund. Performance shown for the Fund for periods prior to September 20, 1999 reflects performance of the Life and Annuity Trust Equity Value Fund, its predecessor fund. Effective at the close of business September 17,1999, the Life and Annuity Trust and Norwest Select Funds were reorganized into the WELLS FARGO ADVANTAGE VARIABLE TRUST FUNDS.

(2) The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index with each stock's weight in the Index proportionate to its market value. You cannot invest directly in an index.

(3) The Russell 1000(R) Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. You cannot invest directly in an index.

(4) Sector distribution, portfolio holdings and fund characteristics are subject to change. Cash and cash equivalents are not reflected in the calculations of sector distribution, portfolio holdings and fund characteristics.

(5) The Ten Largest Equity Holdings are calculated based on the market value of the securities divided by total market value of the portfolio of the Fund.

(6) The chart compares the performance of the WELLS FARGO ADVANTAGE C&B LARGE CAP VALUE FUND for the life of the Fund with the S&P 500 Index and the Russell 1000(R) Value Index. The chart assumes a hypothetical investment of $10,000 and reflects all operating expenses of the Fund.

WELLS FARGO ADVANTAGE VARIABLE TRUST FUNDS                PERFORMANCE HIGHLIGHTS
--------------------------------------------------------------------------------

DISCOVERY FUND

INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

      The WELLS FARGO ADVANTAGE DISCOVERY FUND(SM) (the Fund) seeks long-term capital appreciation.

ADVISER                                 SUB-ADVISER
   Wells Fargo Funds Management, LLC       Wells Capital Management Incorporated

FUND MANAGERS                           INCEPTION DATE
   Thomas J. Pence, CFA                    5/8/1992
   James M. Leach, CFA

HOW DID THE FUND PERFORM OVER THE SIX-MONTH REPORTING PERIOD?
--------------------------------------------------------------------------------

      The Fund returned (0.79)%(1) for the six-month period ended June 30, 2005, outperforming its benchmark, the Russell 2000(R) Index(2), which returned (1.25)%, during the same period.

      FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE BY CALLING 1- 888-877-9275.

      PERFORMANCE FIGURES OF THE FUND DO NOT REFLECT FEES CHARGED PURSUANT TO THE TERMS OF VARIABLE LIFE INSURANCE POLICIES AND VARIABLE ANNUITY CONTRACTS. IF THEY DID, RETURNS WOULD BE LOWER.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE?
--------------------------------------------------------------------------------

      The Fund's performance was hampered by its exposure to smaller-capitalization companies, which noticeably underperformed mid-capitalization companies during the period. In addition, disappointments within the technology and health care sectors detracted from the strong performance generated by the Fund's energy holdings.

      While we were diligent in attempting to identify technology companies that provide high-priority products for corporate customers, corporations were slow to spend money on such products. This was especially evident within the software industry, where several of the Fund's holdings suffered from lackluster performance. Firms such as Tibco Software, a developer of business integration software, and Cognos, a developer of business intelligence software, were negatively affected by reduced spending for information technology.

      In the health care sector, we eliminated several positions when we identified deteriorating fundamentals. Specifically, we sold Elan, a specialty pharmaceutical company, after the firm disclosed a voluntary suspension in the marketing of Tysabri(R), a drug used to treat multiple sclerosis and which faced safety questions.

      The weakness of these sectors was offset by strong returns from our energy and telecommunications holdings. Within energy, Canadian Natural Resources, an exploration, development, and production company of crude oil and natural gas, was a solid performer as the firm consistently grew its natural gas production to meet rising demand. In oil services, Noble and Grant Prideco positively contributed to portfolio gains. In telecom, the Fund benefited from its position in NII Holdings, a provider of wireless services in Latin America that experienced strong subscriber growth and successfully increased its market share in Mexico. Similarly, Nextel Partners, which provides wireless service in less-populated areas of the United States, also experienced continued subscriber growth strength, which led to positive stock performance.

WHAT CHANGES DID YOU MAKE TO THE FUND'S HOLDINGS DURING THE PERIOD?
--------------------------------------------------------------------------------

      We continued to identify opportunities across a variety of sectors. As such, we increased our positions in a number of specialty retailers with unique growth profiles, such as PETsMART and Williams-Sonoma. In addition, we added various leisure stocks such as Great Wolf Resorts and Hilton Hotels, as well as added to our position in Harrah's Entertainment. Within health care, we considerably increased our exposure to equipment companies Fisher Scientific and American Medical Systems Holdings. Likewise, we added to our holdings in health care service companies by initiating a new position in PacifiCare Health Systems. Finally, we reduced our technology exposure by selling a variety of computer hardware and semiconductor firms.

LOOKING AHEAD, WHAT IS YOUR STRATEGIC OUTLOOK?
--------------------------------------------------------------------------------

      Key concerns for the second half of the year continue to be slowing economic momentum, the effects of high oil prices, and increases in short-term rates. As a result, we believe investors will be very sensitive regarding their expectations for economic growth. Despite these concerns, we expect corporate profits to continue to rise. Earnings growth should be more moderate than in 2004, but we are encouraged that we will continue to identify long-term growth opportunities for the Fund.

      STOCK FUNDS SHOULD ONLY BE CONSIDERED FOR LONG-TERM GOALS AS VALUES FLUCTUATE IN RESPONSE TO THE ACTIVITIES OF INDIVIDUAL COMPANIES AND GENERAL MARKET AND ECONOMIC CONDITIONS. FUNDS THAT INVEST IN SMALLER COMPANIES INVOLVE ADDITIONAL RISKS BECAUSE THESE COMPANIES OFTEN HAVE LIMITED FINANCIAL RESOURCES, AND THEIR STOCKS TEND TO BE MORE VOLATILE AND LESS LIQUID THAN THOSE OF LARGER COMPANIES. INVESTMENT STRATEGIES THAT EMPHASIZE IN PARTICULAR MARKET SEGMENTS OR FEWER SECURITIES TEND TO INCREASE THE TOTAL RISK OF AN INVESTMENT (RELATIVE TO THE BROADER MARKET). THIS FUND IS EXPOSED TO FOREIGN INVESTMENTS RISK. THE FUND'S INVESTMENT PROCESS MAY, AT TIMES, RESULT IN HIGHER THAN AVERAGE PORTFOLIO TURNOVER AND INCREASED TRADING EXPENSES, AND MAY GENERATE HIGHER SHORT-TERM CAPITAL GAINS. CONSULT THE FUND'S PROSPECTUS FOR ADDITIONAL INFORMATION ON THESE AND OTHER RISKS.

--------------------------------------------------------------------------------
      The WELLS FARGO ADVANTAGE VARIABLE TRUST FUNDS are available for purchase through certain variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies. The participating insurance companies and their separate accounts are the shareholders or investors in the Fund and the separate accounts of the participating insurance companies place orders to purchase and redeem shares of the Fund based on, among other things, the amount of premium payments to be invested and the amount of surrender and transfer requests to be affected that day.

      PLEASE REFER TO THE PROSPECTUS PROVIDED BY YOUR PARTICIPATING INSURANCE COMPANY FOR DETAILED INFORMATION DESCRIBING THE SEPARATE ACCOUNTS FOR INFORMATION REGARDING SURRENDER CHARGES, MORTALITY AND EXPENSE RISK FEES AND OTHER CHARGES THAT MAY BE ASSESSED BY THE PARTICIPATING INSURANCE COMPANIES.

      The views expressed are as of June 30, 2005 and are those of the Fund's managers. The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector or the markets generally, or the WELLS FARGO ADVANTAGE DISCOVERY FUND.

PERFORMANCE HIGHLIGHTS                WELLS FARGO ADVANTAGE VARIABLE TRUST FUNDS
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN(1)(%)(AS OF JUNE 30, 2005)
--------------------------------------------------------------------------------

                                       6-Month*    1-Year     5-Year     10-Year
--------------------------------------------------------------------------------
     Discovery Fund                      (0.79)     8.79       6.48       8.43
--------------------------------------------------------------------------------
     Benchmark
--------------------------------------------------------------------------------
          Russell 2000(R) Index(2)       (1.25)     9.45       5.71       9.90

     *  RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.

FUND CHARACTERISTICS(3) (AS OF JUNE 30, 2005)
-----------------------------------------------------------------------------
     Beta**                                                             1.41
-----------------------------------------------------------------------------
     Price to Earnings Ratio (trailing 12 months)                      33.60x
-----------------------------------------------------------------------------
     Price to Book Ratio                                                3.84x
-----------------------------------------------------------------------------
     Median Market Cap ($B)                                           $ 3.08
-----------------------------------------------------------------------------
     Portfolio Turnover                                                   78%
-----------------------------------------------------------------------------
     Net Asset Value (NAV)                                            $13.14

** A MEASURE OF THE FUND'S SENSITIVITY TO MARKET MOVEMENTS. THE BENCHMARK BETA IS 1.00 BY DEFINITION.

TEN LARGEST EQUITY HOLDINGS(3),(4)(AS OF JUNE 30, 2005)
-----------------------------------------------------------------------------
     NII Holdings Incorporated                                          3.14%
-----------------------------------------------------------------------------
     Fisher Scientific International Incorporated                       2.53%
-----------------------------------------------------------------------------
     Marvel Enterprises Incorporated                                    2.41%
-----------------------------------------------------------------------------
     Royal Caribbean Cruises Limited                                    2.38%
-----------------------------------------------------------------------------
     Digene Corporation                                                 2.25%
-----------------------------------------------------------------------------
     Chesapeake Energy Corporation                                      2.24%
-----------------------------------------------------------------------------
     Marvell Technology Group Limited                                   2.21%
-----------------------------------------------------------------------------
     Pacificare Health Systems                                          2.18%
-----------------------------------------------------------------------------
     Cogent Incorporated                                                2.16%
-----------------------------------------------------------------------------
     Gencorp Incorporated                                               2.09%

SECTOR DISTRIBUTION(3) (AS OF JUNE 30, 2005)
--------------------------------------------------------------------------------

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

     Consumer Discretionary                                               24%
     Energy                                                               12%
     Financials                                                            4%
     Health Care                                                          22%
     Industrial                                                            7%
     Information Technology                                               22%
     Materials                                                             2%
     Telecommunication Services                                            7%

GROWTH OF $10,000 INVESTMENT(5)
--------------------------------------------------------------------------------

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

                  WELLS FARGO ADVANTAGE    RUSSELL 2000(R)
                     DISCOVERY FUND             INDEX
 6/30/1995               10,000                10,000
 7/31/1995               10,869                10,576
 8/31/1995               10,971                10,795
 9/30/1995               11,235                10,988
10/31/1995               11,014                10,497
11/30/1995               11,755                10,938
12/31/1995               11,598                11,227
 1/31/1996               11,607                11,214
 2/29/1996               11,175                11,564
 3/31/1996               11,245                11,800
 4/30/1996               11,777                12,431
 5/31/1996               12,105                12,921
 6/30/1996               11,331                12,390
 7/31/1996               10,338                11,308
 8/31/1996               10,669                11,965
 9/30/1996               11,226                12,433
10/31/1996               11,183                12,242
11/30/1996               11,735                12,746
12/31/1996               11,692                13,080
 1/31/1997               11,973                13,342
 2/28/1997               11,302                13,019
 3/31/1997               10,523                12,404
 4/30/1997               10,642                12,439
 5/31/1997               11,800                13,824
 6/30/1997               12,190                14,417
 7/31/1997               13,186                15,087
 8/31/1997               13,316                15,433
 9/30/1997               14,193                16,562
10/31/1997               13,500                15,835
11/30/1997               13,467                15,732
12/31/1997               13,023                16,007
 1/31/1998               12,894                15,755
 2/28/1998               13,857                16,919
 3/31/1998               14,485                17,616
 4/30/1998               14,375                17,713
 5/31/1998               13,727                16,758
 6/30/1998               14,024                16,793
 7/31/1998               13,365                15,433
 8/31/1998               11,202                12,436
 9/30/1998               11,597                13,410
10/31/1998               12,256                13,957
11/30/1998               12,882                14,688
12/31/1998               13,969                15,597
 1/31/1999               14,068                15,805
 2/28/1999               12,761                14,525
 3/31/1999               12,551                14,751
 4/30/1999               12,990                16,073
 5/31/1999               13,029                16,307
 6/30/1999               13,209                17,045
 7/31/1999               12,564                16,578
 8/31/1999               11,790                15,964
 9/30/1999               11,649                15,967
10/31/1999               11,636                16,033
11/30/1999               12,642                16,990
12/31/1999               14,680                18,913
 1/31/2000               14,099                18,609
 2/29/2000               16,267                21,681
 3/31/2000               16,396                20,252
 4/30/2000               15,622                19,033
 5/31/2000               15,815                17,923
 6/30/2000               16,409                19,486
 7/31/2000               16,757                18,859
 8/31/2000               17,208                20,298
 9/30/2000               16,331                19,701
10/31/2000               15,544                18,822
11/30/2000               14,267                16,889
12/31/2000               15,325                18,340
 1/31/2001               16,357                19,296
 2/28/2001               15,273                18,030
 3/31/2001               14,873                17,148
 4/30/2001               16,370                18,489
 5/31/2001               16,291                18,944
 6/30/2001               16,816                19,598
 7/31/2001               15,889                18,537
 8/31/2001               15,132                17,939
 9/30/2001               13,586                15,524
10/31/2001               14,498                16,432
11/30/2001               15,286                17,704
12/31/2001               15,951                18,796
 1/31/2002               15,904                18,601
 2/28/2002               15,626                18,091
 3/31/2002               16,662                19,546
 4/30/2002               16,183                19,724
 5/31/2002               16,105                18,848
 6/30/2002               15,224                17,913
 7/31/2002               14,127                15,208
 8/31/2002               14,127                15,170
 9/30/2002               13,323                14,081
10/31/2002               14,081                14,533
11/30/2002               14,807                15,829
12/31/2002               14,034                14,948
 1/31/2003               13,632                14,534
 2/28/2003               13,617                14,095
 3/31/2003               13,787                14,277
 4/30/2003               14,745                15,630
 5/31/2003               15,812                17,307
 6/30/2003               15,874                17,620
 7/31/2003               17,017                18,723
 8/31/2003               18,146                19,581
 9/30/2003               17,543                19,219
10/31/2003               19,088                20,833
11/30/2003               19,367                21,573
12/31/2003               19,568                22,010
 1/31/2004               20,279                22,966
 2/29/2004               20,727                23,172
 3/31/2004               20,495                23,388
 4/30/2004               19,660                22,195
 5/31/2004               20,078                22,548
 6/30/2004               20,650                23,497
 7/31/2004               19,011                21,915
 8/31/2004               18,316                21,802
 9/30/2004               19,691                22,826
10/31/2004               20,433                23,275
11/30/2004               21,994                25,294
12/31/2004               22,643                26,043
 1/31/2005               21,701                24,957
 2/28/2005               21,747                25,379
 3/31/2005               21,227                24,653
 4/30/2005               19,832                23,240
 5/31/2005               21,610                24,762
 6/30/2005               22,465                25,718

--------------------------------------------------------------------------------
(1) The Fund's Adviser has committed through April 30, 2007, to waive fees and/or reimburse expenses to the extent necessary to maintain a certain net operating expense ratio for the Fund. Actual reductions of operating expenses can increase total return to shareholders. Without these reductions, the Fund's return would have been lower.

      Performance shown for the WELLS FARGO ADVANTAGE DISCOVERY FUND for periods prior to April 11, 2005 reflects the performance of the Strong Discovery Fund II, its predecessor fund. Effective at the close of business on April 8, 2005, certain of the Strong Funds were reorganized into certain of the WELLS FARGO ADVANTAGE FUNDS.

(2) The Russell 2000(R) Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. You cannot invest directly in an index.

(3) Sector distribution, portfolio holdings and fund characteristics are subject to change. Cash and cash equivalents are not reflected in the calculations of sector distribution, portfolio holdings and fund characteristics.

(4) The Ten Largest Equity Holdings are calculated based on the market value of the securities divided by total market value of the portfolio of the Fund.

(5) The chart compares the performance of the WELLS FARGO ADVANTAGE DISCOVERY FUND for the most recent ten years of the Fund with the Russell 2000(R) Index. The chart assumes a hypothetical $10,000 investment and reflects all operating expenses of the Fund.

WELLS FARGO ADVANTAGE VARIABLE TRUST FUNDS                PERFORMANCE HIGHLIGHTS
--------------------------------------------------------------------------------

EQUITY INCOME FUND

INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

      The WELLS FARGO ADVANTAGE EQUITY INCOME FUND (the Fund) seeks long-term capital appreciation and above-average dividend income.

ADVISER                                 SUB-ADVISER
   Wells Fargo Funds Management, LLC       Wells Capital Management Incorporated

FUND MANAGERS                           INCEPTION DATE
   Gary J. Dunn, CFA                       5/6/1996
   David L. Roberts, CFA

HOW DID THE FUND PERFORM OVER THE SIX-MONTH REPORTING PERIOD?
--------------------------------------------------------------------------------

      The Fund returned 0.90%(1) for the six-month period ended June 30, 2005, outperforming its benchmark, the S&P 500 Index(2), which returned (0.81)%, and underperforming the Russell 1000(R) Value Index(3) which returned 1.76%, during the same period.

      FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE BY CALLING 1-888-877-9275.

      PERFORMANCE FIGURES OF THE FUND DO NOT REFLECT FEES CHARGED PURSUANT TO THE TERMS OF VARIABLE LIFE INSURANCE POLICIES AND VARIABLE ANNUITY CONTRACTS. IF THEY DID, RETURNS WOULD BE LOWER.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE?
--------------------------------------------------------------------------------

      Sectors that contributed positively to the Fund's performance during the period included utilities, energy, and consumer discretionary. Lower intermediate-term interest rates helped the utility sector overall. Florida utility FPL had good fourth-quarter results from 2004 as demand for power increased. Another of the Fund's utility holdings, Public Service Enterprise Group, agreed to be acquired by Exelon and benefited from Exelon's strong first-quarter earnings.

      In energy, continued high oil prices boosted energy companies' profits, and in the consumer discretionary sector, May Department Stores was the portfolio's best performer, rising more than 36% after agreeing to a merger with Federated Department Stores. Fortune Brands also was up nicely in the first half of 2005, thanks to two factors. The company entered into an agreement that should significantly improve its wines and spirits lineup, and Fortune Brands made progress on a planned spin-off of its business products division.

      Sectors that detracted from performance included telecommunication services, industrials, consumer staples, and financials. In telecom, intense competition, particularly from cable and Internet companies looking to offer local voice service, continued to weigh on corporate shares.

      In industrials, 3M declined, as a good first-quarter earnings report and reaffirmation of its full-year earnings guidance was not enough to offset the unexpected departure of the company's CEO. Consumer staples stock Sara Lee faltered, despite a restructuring announcement that we believe should be a long-term positive. Insurance giant AIG declined because of a number of issues: increased regulatory scrutiny, questionable accounting for reinsurance transactions, and the departure of long-time CEO Hank Greenberg.

WHAT CHANGES DID YOU MAKE TO THE FUND'S HOLDINGS DURING THE PERIOD?
--------------------------------------------------------------------------------

      Year-to-date transactions included initiating new positions in Alltel, Masco, and Time Warner. We also added to existing positions in Bank of America, Citicorp, Wachovia, St. Paul Travelers, Intel, Microsoft, Motorola, General Electric, Emerson Electric, Honeywell, and 3M. We trimmed a number of positions based on concerns about company fundamentals or to increase the Fund's diversification. For example, we sold part of our holdings in American Express, US Bancorp, JPMorgan Chase, Hewlett-Packard, IBM, Fortune Brands, Kimberly Clark, McDonald's and PepsiCo. These transactions led to a reduced weighting in the consumer sector, increased diversification in the technology and financial sectors, and a higher weighting in industrials.

LOOKING AHEAD, WHAT IS YOUR STRATEGIC OUTLOOK?
--------------------------------------------------------------------------------

      The Fund's mid-year fundamentals remain very attractive. The Fund's dividend yield is nearly 50% higher than that of the general market, as measured by the S&P 500 Index. In addition, the Fund's current price-to-earnings ratio and the consensus long-term earnings growth expectations of its holdings are better than those of the general market. We believe these positive attributes along with a below-market risk profile (as measured by beta) could make the Fund an attractive equity investment in the period ahead.

      STOCK FUNDS SHOULD ONLY BE CONSIDERED FOR LONG-TERM GOALS AS VALUES FLUCTUATE IN RESPONSE TO THE ACTIVITIES OF INDIVIDUAL COMPANIES AND GENERAL MARKET AND ECONOMIC CONDITIONS. CONSULT THE FUND'S PROSPECTUS FOR ADDITIONAL INFORMATION ON THESE AND OTHER RISKS.

--------------------------------------------------------------------------------
      The WELLS FARGO ADVANTAGE VARIABLE TRUST FUNDS are available for purchase through certain variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies. The participating insurance companies and their separate accounts are the shareholders or investors in the Fund and the separate accounts of the participating insurance companies place orders to purchase and redeem shares of the Fund based on, among other things, the amount of premium payments to be invested and the amount of surrender and transfer requests to be affected that day.

      PLEASE REFER TO THE PROSPECTUS PROVIDED BY YOUR PARTICIPATING INSURANCE COMPANY FOR DETAILED INFORMATION DESCRIBING THE SEPARATE ACCOUNTS FOR INFORMATION REGARDING SURRENDER CHARGES, MORTALITY AND EXPENSE RISK FEES AND OTHER CHARGES THAT MAY BE ASSESSED BY THE PARTICIPATING INSURANCE COMPANIES.

      The views expressed are as of June 30, 2005 and are those of the Fund's managers. The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector or the markets generally, or the WELLS FARGO ADVANTAGE VARIABLE TRUST EQUITY INCOME FUND.

PERFORMANCE HIGHLIGHTS                WELLS FARGO ADVANTAGE VARIABLE TRUST FUNDS
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN(1)(%)(AS OF JUNE 30, 2005)
--------------------------------------------------------------------------------

                                                     6-Month*     1-Year     5-Year     Life of Fund
----------------------------------------------------------------------------------------------------
     Equity Income Fund (Incept. Date 05/06/96)         0.90        8.63      2.98           7.70
----------------------------------------------------------------------------------------------------
     Benchmarks
----------------------------------------------------------------------------------------------------
          S&P 500 Index(2)                             (0.81)       6.32     (2.37)          8.47
----------------------------------------------------------------------------------------------------
          Russell 1000(R) Value Index(3)                1.76       14.06      6.56          10.66

     *  RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.

FUND CHARACTERISTICS(4) (AS OF JUNE 30, 2005)
-----------------------------------------------------------------------------
     Beta**                                                             0.93
-----------------------------------------------------------------------------
     Price to Earnings Ratio (trailing 12 months)                      15.30x
-----------------------------------------------------------------------------
     Price to Book Ratio                                                2.70x
-----------------------------------------------------------------------------
     Median Market Cap ($B)                                           $59.40
-----------------------------------------------------------------------------
     Portfolio Turnover                                                    6%
-----------------------------------------------------------------------------
     Net Asset Value (NAV)                                            $16.36

** A MEASURE OF THE FUND'S SENSITIVITY TO MARKET MOVEMENTS. THE BENCHMARK BETA IS 1.00 BY DEFINITION.

TEN LARGEST EQUITY HOLDINGS(4),(5) (AS OF JUNE 30, 2005)
-----------------------------------------------------------------------------
     Exxon Mobil Corporation                                            4.77%
-----------------------------------------------------------------------------
     General Electric Company                                           4.23%
-----------------------------------------------------------------------------
     Fortune Brands Incorporated                                        3.51%
-----------------------------------------------------------------------------
     Citigroup Incorporated                                             3.48%
-----------------------------------------------------------------------------
     Emerson Electric Company                                           3.39%
-----------------------------------------------------------------------------
     JP Morgan Chase & Company                                          2.98%
-----------------------------------------------------------------------------
     PepsiCo Incorporated                                               2.95%
-----------------------------------------------------------------------------
     Bank Of America Corporation                                        2.82%
-----------------------------------------------------------------------------
     Hewlett-Packard Company                                            2.74%
-----------------------------------------------------------------------------
     Target Corporation                                                 2.73%

SECTOR DISTRIBUTION(4) (AS OF JUNE 30, 2005)
--------------------------------------------------------------------------------

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

     Consumer Discretionary                                               12%
     Consumer Staples                                                     10%
     Energy                                                               11%
     Financial Services                                                   24%
     Health Care                                                           6%
     Industrials                                                          13%
     Information Technology                                               10%
     Materials                                                             6%
     Telecommunications Services                                           4%
     Utilities                                                             4%

GROWTH OF $10,000 INVESTMENT(6)
--------------------------------------------------------------------------------

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

                 WELLS FARGO ADVANTAGE       S&P 500         RUSSELL 1000(R)
                   EQUITY INCOME FUND         INDEX            VALUE INDEX
  5/6/1996               10,000               10,000             10,000
 5/31/1996               10,000               10,442             10,338
 6/30/1996               10,110               10,482             10,346
 7/31/1996                9,710               10,018              9,955
 8/31/1996                9,830               10,230             10,240
 9/30/1996               10,250               10,805             10,646
10/31/1996               10,490               11,103             11,058
11/30/1996               11,170               11,941             11,860
12/31/1996               10,995               11,705             11,708
 1/31/1997               11,540               12,436             12,276
 2/28/1997               11,691               12,533             12,457
 3/31/1997               11,348               12,019             12,008
 4/30/1997               11,681               12,736             12,513
 5/31/1997               12,215               13,510             13,212
 6/30/1997               12,719               14,115             13,779
 7/31/1997               13,535               15,238             14,816
 8/31/1997               12,910               14,384             14,289
 9/30/1997               13,525               15,171             15,152
10/31/1997               13,132               14,664             14,729
11/30/1997               13,716               15,343             15,380
12/31/1997               13,953               15,607             15,829
 1/31/1998               13,994               15,779             15,606
 2/28/1998               14,902               16,917             16,656
 3/31/1998               15,647               17,783             17,676
 4/30/1998               15,800               17,964             17,794
 5/31/1998               15,585               17,655             17,531
 6/30/1998               15,830               18,372             17,755
 7/31/1998               15,381               18,177             17,441
 8/31/1998               13,545               15,551             14,846
 9/30/1998               14,290               16,547             15,698
10/31/1998               15,290               17,893             16,915
11/30/1998               15,993               18,977             17,703
12/31/1998               16,523               20,070             18,306
 1/31/1999               16,472               20,909             18,453
 2/28/1999               16,482               20,259             18,193
 3/31/1999               17,091               21,069             18,569
 4/30/1999               17,959               21,884             20,304
 5/31/1999               17,917               21,368             20,080
 6/30/1999               18,630               22,554             20,663
 7/31/1999               18,145               21,850             20,057
 8/31/1999               17,856               21,742             19,313
 9/30/1999               17,195               21,146             18,639
10/31/1999               17,659               22,484             19,713
11/30/1999               17,814               22,941             19,559
12/31/1999               17,829               24,292             19,653
 1/31/2000               16,911               23,072             19,012
 2/29/2000               15,607               22,636             17,600
 3/31/2000               17,163               24,850             19,747
 4/30/2000               17,132               24,102             19,518
 5/31/2000               17,435               23,608             19,723
 6/30/2000               17,021               24,191             18,821
 7/31/2000               16,706               23,814             19,057
 8/31/2000               17,637               25,293             20,116
 9/30/2000               17,459               23,957             20,301
10/31/2000               17,951               23,856             20,801
11/30/2000               17,341               21,977             20,029
12/31/2000               18,245               22,084             21,032
 1/31/2001               18,202               22,868             21,112
 2/28/2001               17,676               20,785             20,525
 3/31/2001               16,696               19,469             19,801
 4/30/2001               17,825               20,980             20,771
 5/31/2001               18,158               21,121             21,238
 6/30/2001               17,631               20,607             20,767
 7/31/2001               17,459               20,405             20,723
 8/31/2001               17,087               19,130             19,892
 9/30/2001               16,000               17,586             18,492
10/31/2001               16,188               17,922             18,333
11/30/2001               17,065               19,297             19,398
12/31/2001               17,257               19,467             19,856
 1/31/2002               17,002               19,182             19,703
 2/28/2002               17,124               18,812             19,734
 3/31/2002               17,712               19,520             20,668
 4/30/2002               17,132               18,337             19,959
 5/31/2002               17,121               18,203             20,059
 6/30/2002               16,206               16,907             18,907
 7/31/2002               14,729               15,590             17,149
 8/31/2002               14,830               15,691             17,279
 9/30/2002               12,868               13,987             15,358
10/31/2002               13,835               15,216             16,496
11/30/2002               14,702               16,111             17,535
12/31/2002               13,933               15,165             16,774
 1/31/2003               13,571               14,770             16,368
 2/28/2003               13,164               14,548             15,931
 3/31/2003               13,201               14,688             15,958
 4/30/2003               14,268               15,898             17,362
 5/31/2003               15,086               16,734             18,484
 6/30/2003               15,376               16,948             18,715
 7/31/2003               15,652               17,247             18,994
 8/31/2003               15,722               17,583             19,290
 9/30/2003               15,633               17,397             19,101
10/31/2003               16,454               18,380             20,270
11/30/2003               16,630               18,541             20,546
12/31/2003               17,585               19,513             21,812
 1/31/2004               17,880               19,872             22,195
 2/29/2004               18,339               20,148             22,671
 3/31/2004               18,136               19,844             22,472
 4/30/2004               17,853               19,532             21,924
 5/31/2004               17,876               19,800             22,148
 6/30/2004               18,144               20,184             22,670
 7/31/2004               17,777               19,516             22,351
 8/31/2004               17,931               19,595             22,669
 9/30/2004               18,082               19,807             23,020
10/31/2004               18,213               20,109             23,403
11/30/2004               18,974               20,923             24,586
12/31/2004               19,534               21,634             25,409
 1/31/2005               19,426               21,107             24,957
 2/28/2005               20,024               21,550             25,783
 3/31/2005               19,636               21,168             25,430
 4/30/2005               19,264               20,766             24,975
 5/31/2005               19,768               21,426             25,577
 6/30/2005               19,709               21,456             25,855

--------------------------------------------------------------------------------
(1) The Fund's Adviser has committed through April 30, 2006, to waive fees and/or reimburse expenses to the extent necessary to maintain a certain net operating expense ratio for the Fund. Actual reductions of operating expenses can increase total return to shareholders. Without these reductions, the Fund's return would have been lower.

      Prior to April 11, 2005, the WELLS FARGO ADVANTAGE EQUITY INCOME FUND was named the Wells Fargo Equity Income Fund. Performance shown for the Fund for periods prior to September 20, 1999, reflects performance of the Norwest Select Income Equity Fund, its predecessor fund. Effective at the close of business September 17, 1999, the Life and Annuity Trust and Norwest Select Funds were reorganized into the WELLS FARGO ADVANTAGE VARIABLE TRUST FUNDS.

(2) The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index with each stock's weight in the Index proportionate to its market value. You cannot invest directly in an index.

(3) The Russell 1000(R) Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. You cannot invest directly in an index.

(4) Sector distribution, portfolio holdings and fund characteristics are subject to change. Cash and cash equivalents are not reflected in the calculations of sector distribution, portfolio holdings and fund characteristics.

(5) The Ten Largest Equity Holdings are calculated based on the market value of the securities divided by total market value of the portfolio of the Fund.

(6) The chart compares the performance of the WELLS FARGO ADVANTAGE EQUITY INCOME FUND for the life of the Fund with the S&P 500 Index and the Russell 1000(R) Value Index. The chart assumes a hypothetical $10,000 investment and reflects all operating expenses of the Fund.

WELLS FARGO ADVANTAGE VARIABLE TRUST FUNDS                PERFORMANCE HIGHLIGHTS
--------------------------------------------------------------------------------

INTERNATIONAL CORE FUND

INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

      The WELLS FARGO ADVANTAGE INTERNATIONAL CORE FUND (the Fund) seeks long-term capital appreciation.

ADVISER                                SUB-ADVISER
   Wells Fargo Funds Management, LLC     New Star Institutional Managers Limited

FUND MANAGERS                           INCEPTION DATE
   Mark Beale                            7/3/2000
   Richard D. Lewis

HOW DID THE FUND PERFORM OVER THE SIX-MONTH REPORTING PERIOD?
--------------------------------------------------------------------------------

      The Fund returned (0.97)%(1) for the six-month period ended June 30, 2005, outperforming its benchmark, the MSCI EAFE (Morgan Stanley Capital International Europe, Australasia and Far East) Index(2), which returned (1.17)%, during the same period.

      FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE BY CALLING 1-888-877-9275.

      PERFORMANCE FIGURES OF THE FUND DO NOT REFLECT FEES CHARGED PURSUANT TO THE TERMS OF VARIABLE LIFE INSURANCE POLICIES AND VARIABLE ANNUITY CONTRACTS. IF THEY DID, RETURNS WOULD BE LOWER.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE?
--------------------------------------------------------------------------------

      International equity markets performed well during the six-month period, but most of the gains were offset by declines in major currencies relative to the U.S. dollar. The Fund's holdings in Europe (excluding the U.K.) performed well thanks to an overweight in pharmaceutical stocks. Across the board, an overweighting of energy stocks also benefited the Fund's performance. The Fund's holdings in Japan contributed positively, with overweightings in materials and energy stocks helping the most.

      On the negative side, a weak Euro was amplified by the Fund's overweighting of European stocks (excluding the U.K.). Conversely, the Fund's underweight of Australian stocks hampered overall progress, as the Australian dollar was one of the most resilient currencies in the Fund's investment universe during the period.

WHAT CHANGES DID YOU MAKE TO THE FUND'S HOLDINGS DURING THE PERIOD?
--------------------------------------------------------------------------------

      During the six-month period, we reduced the Fund's exposure to cyclical sectors such as materials--with sales of Nippon Steel and Nippon Paper (both Japan) and BHP Billiton (U.K.)--and the industrial sector, with sales of ABB (Switzerland), Renault (France), Autoliv (Sweden), and THK (Japan). The Fund's overall exposure to energy declined. We purchased Woodside Petroleum (Australia), and took profits from our holdings in British Petroleum (U.K.), Nippon Oil (Japan) and Showa Shell (Japan).

      The Fund's health care and information technology sector weightings grew during the period. In health care we purchased AstraZenica (U.K.) while adding to existing positions in Roche and Novartis (both Switzerland). In information technology we purchased mobile telephone handset maker Nokia (Finland) after short-term weakness in the stock presented what we thought was an attractive buying opportunity. We also purchased software services company CAP Gemini (France) as well as Taiwan Semiconductor and Samsung Electronics (South Korea). These new information technology positions were partially financed with the sale of Indras Sistemas (Spain) and Tietonator (Finland).

      At a regional level, the most significant change was a reduction in the Fund's Japanese weighting, which became even more underweighted relative to the MSCI EAFE Index. We also increased the Fund's exposure to Europe and, to a lesser extent, the U.K.

LOOKING AHEAD, WHAT IS YOUR STRATEGIC OUTLOOK?
--------------------------------------------------------------------------------

      As the pace of global economic growth decelerates, the outlook for corporate earnings seems less assured to us than consensus expectations of the IBES (International Broker's Estimate System) Analysts' survey on twelve-month forward earnings for the MSCI World Index. As predicted, analysts' upward revisions of the same survey on corporate earnings are moderating, following the two-and-a-half-year recovery since the bottom of the last cycle. We believe that as profit upgrades become scarcer and earnings warnings start to reappear, investors will be more willing to pay premium valuations for more reliable, high-return-on-invested-capital companies.

      With this in mind, we favor companies in the health care and information technology sectors, which are less vulnerable to an economic slowdown than those in materials and industrials. At a regional level, we favor continental European and Asian stocks--as profitability has held up well in these regions--over the U.K. and Japan, where the outlook for earnings upgrades is less positive.

      STOCK FUNDS SHOULD ONLY BE CONSIDERED FOR LONG-TERM GOALS AS VALUES FLUCTUATE IN RESPONSE TO THE ACTIVITIES OF INDIVIDUAL COMPANIES AND GENERAL MARKET AND ECONOMIC CONDITIONS. INVESTING IN FOREIGN SECURITIES PRESENTS CERTAIN RISKS THAT MAY NOT BE PRESENT IN DOMESTIC SECURITIES, INCLUDING CURRENCY FLUCTUATION, THE POTENTIAL FOR DIPLOMATIC AND POLITICAL INSTABILITY, REGULATORY AND LIQUIDITY RISKS, FOREIGN TAXATION AND DIFFERENCES IN AUDITING AND OTHER FINANCIAL STANDARDS. THESE RISKS ARE GENERALLY INTENSIFIED IN EMERGING MARKETS. INVESTMENT STRATEGIES THAT EMPHASIZE PARTICULAR MARKET SEGMENTS OR FEWER SECURITIES TEND TO INCREASE THE TOTAL RISK OF AN INVESTMENT (RELATIVE TO THE BROADER MARKET). THIS FUND IS EXPOSED TO SMALL COMPANY SECURITIES RISK. CONSULT THE FUND'S PROSPECTUS FOR ADDITIONAL INFORMATION ON THESE AND OTHER RISKS.

--------------------------------------------------------------------------------
      The WELLS FARGO ADVANTAGE VARIABLE TRUST FUNDS are available for purchase through certain variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies. The participating insurance companies and their separate accounts are the shareholders or investors in the Fund and the separate accounts of the participating insurance companies place orders to purchase and redeem shares of the Fund based on, among other things, the amount of premium payments to be invested and the amount of surrender and transfer requests to be affected that day.

      PLEASE REFER TO THE PROSPECTUS PROVIDED BY YOUR PARTICIPATING INSURANCE COMPANY FOR DETAILED INFORMATION DESCRIBING THE SEPARATE ACCOUNTS FOR INFORMATION REGARDING SURRENDER CHARGES, MORTALITY AND EXPENSE RISK FEES AND OTHER CHARGES THAT MAY BE ASSESSED BY THE PARTICIPATING INSURANCE COMPANIES.

      The views expressed are as of June 30, 2005 and are those of the Fund's managers. The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector or the markets generally, or the WELLS FARGO ADVANTAGE INTERNATIONAL CORE FUND.

PERFORMANCE HIGHLIGHTS                WELLS FARGO ADVANTAGE VARIABLE TRUST FUNDS
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN(1) (%) (AS OF JUNE 30, 2005)
--------------------------------------------------------------------------------

                                                          6-Month*    1-Year      Life of Fund
----------------------------------------------------------------------------------------------
     International Core Fund (Incept. Date 07/03/00)        (0.97)      9.15          (3.72)
----------------------------------------------------------------------------------------------
     Benchmark
----------------------------------------------------------------------------------------------
          MSCI EAFE Index(2)                                (1.17)     13.65          (0.55)

     *  RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.

FUND CHARACTERISTICS(3) (AS OF JUNE 30, 2005)
-----------------------------------------------------------------------------
     Beta**                                                             0.96
-----------------------------------------------------------------------------
     Price to Earnings Ratio (trailing 12 months)                      14.93x
-----------------------------------------------------------------------------
     Price to Book Ratio                                                2.50x
-----------------------------------------------------------------------------
     Median Market Cap ($B)                                           $13.91
-----------------------------------------------------------------------------
     Portfolio Turnover                                                   26%
-----------------------------------------------------------------------------
     Net Asset Value (NAV)                                            $ 8.19

** A MEASURE OF THE FUND'S SENSITIVITY TO MARKET MOVEMENTS. THE BENCHMARK BETA IS 1.00 BY DEFINITION.

TEN LARGEST EQUITY HOLDINGS(3),(4) (AS OF JUNE 30, 2005)
-----------------------------------------------------------------------------
     Roche Holdings AG -- Genusschein                                   2.48%
-----------------------------------------------------------------------------
     Novartis AG                                                        2.19%
-----------------------------------------------------------------------------
     Royal Dutch Petroleum Company                                      2.10%
-----------------------------------------------------------------------------
     GlaxoSmithKline plc                                                2.08%
-----------------------------------------------------------------------------
     KAO Corporation                                                    1.98%
-----------------------------------------------------------------------------
     Total SA ADR                                                       1.97%
-----------------------------------------------------------------------------
     Unicredito Italiano SpA                                            1.88%
-----------------------------------------------------------------------------
     Vodafone Group plc                                                 1.87%
-----------------------------------------------------------------------------
     NTT DoCoMo Incorporated                                            1.73%
-----------------------------------------------------------------------------
     Aviva plc                                                          1.63%

PORTFOLIO COMPOSITION(3) (AS OF JUNE 30, 2005)
--------------------------------------------------------------------------------

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

     Continental Europe                                                   51%
     Emerging Markets                                                      3%
     Japan                                                                18%
     Southeast Asia                                                        6%
     United Kingdom                                                       20%
     Australia                                                             2%

GROWTH OF $10,000 INVESTMENT(5)
--------------------------------------------------------------------------------

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

                WELLS FARGO ADVANTAGE    MSCI EAFE
               INTERNATIONAL CORE FUND     INDEX
  7/3/2000            $ 10,000            $ 10,000
 7/31/2000            $  9,670            $  9,581
 8/31/2000            $  9,870            $  9,664
 9/30/2000            $  9,280            $  9,194
10/31/2000            $  9,150            $  8,977
11/30/2000            $  8,650            $  8,640
12/31/2000            $  8,967            $  8,947
 1/31/2001            $  9,187            $  8,942
 2/28/2001            $  8,465            $  8,272
 3/31/2001            $  7,914            $  7,720
 4/30/2001            $  8,315            $  8,256
 5/31/2001            $  8,255            $  7,965
 6/30/2001            $  8,024            $  7,639
 7/31/2001            $  7,813            $  7,500
 8/31/2001            $  7,594            $  7,310
 9/30/2001            $  6,882            $  6,570
10/31/2001            $  7,113            $  6,738
11/30/2001            $  7,374            $  6,987
12/31/2001            $  7,524            $  7,028
 1/31/2002            $  7,193            $  6,655
 2/28/2002            $  7,083            $  6,701
 3/31/2002            $  7,424            $  7,064
 4/30/2002            $  7,424            $  7,111
 5/31/2002            $  7,313            $  7,201
 6/30/2002            $  6,996            $  6,914
 7/31/2002            $  6,282            $  6,232
 8/31/2002            $  6,232            $  6,217
 9/30/2002            $  5,508            $  5,550
10/31/2002            $  5,770            $  5,848
11/30/2002            $  6,071            $  6,113
12/31/2002            $  5,800            $  5,908
 1/31/2003            $  5,538            $  5,661
 2/28/2003            $  5,398            $  5,531
 3/31/2003            $  5,297            $  5,423
 4/30/2003            $  5,770            $  5,954
 5/31/2003            $  6,111            $  6,315
 6/30/2003            $  6,192            $  6,468
 7/31/2003            $  6,273            $  6,624
 8/31/2003            $  6,444            $  6,784
 9/30/2003            $  6,585            $  6,993
10/31/2003            $  6,989            $  7,429
11/30/2003            $  7,150            $  7,594
12/31/2003            $  7,624            $  8,187
 1/31/2004            $  7,634            $  8,302
 2/29/2004            $  7,725            $  8,494
 3/31/2004            $  7,745            $  8,542
 4/30/2004            $  7,483            $  8,349
 5/31/2004            $  7,483            $  8,377
 6/30/2004            $  7,584            $  8,561
 7/31/2004            $  7,318            $  8,283
 8/31/2004            $  7,307            $  8,319
 9/30/2004            $  7,439            $  8,537
10/31/2004            $  7,621            $  8,828
11/30/2004            $  8,076            $  9,431
12/31/2004            $  8,359            $  9,845
 1/31/2005            $  8,217            $  9,665
 2/28/2005            $  8,601            $ 10,082
 3/31/2005            $  8,359            $  9,829
 4/30/2005            $  8,177            $  9,598
 5/31/2005            $  8,156            $  9,603
 6/30/2005            $  8,278            $  9,731

--------------------------------------------------------------------------------
(1) The Fund's Adviser has committed through April 30, 2006, to waive fees and/or reimburse expenses to the extent necessary to maintain a certain net operating expense ratio for the Fund. Actual reductions of operating expenses can increase total return to shareholders. Without these reductions, the Fund's return would have been lower.

      Prior to April 11, 2005, the WELLS FARGO ADVANTAGE INTERNATIONAL CORE FUND was named the Wells Fargo International Equity Fund.

(2) The Morgan Stanley Capital International Europe, Australasia and Far East ("MSCI EAFE") Stock Index is an unmanaged group of securities widely regarded by investors to be representative of the stock markets of Europe, Australasia and the Far East. You cannot invest directly in an index.

(3) Sector distribution, portfolio holdings and fund characteristics are subject to change. Cash and cash equivalents are not reflected in the calculations of sector distribution, portfolio holdings and fund characteristics.

(4) The Ten Largest Equity Holdings are calculated based on the market value of the securities divided by total market value of the portfolio of the Fund.

(5) The chart compares the performance of the WELLS FARGO ADVANTAGE INTERNATIONAL CORE FUND for the life of the Fund with the MSCI EAFE Index. The chart assumes a hypothetical $10,000 investment and reflects all operating expenses of the Fund.

WELLS FARGO ADVANTAGE VARIABLE TRUST FUNDS                PERFORMANCE HIGHLIGHTS
--------------------------------------------------------------------------------

LARGE COMPANY CORE FUND

INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

      The WELLS FARGO ADVANTAGE LARGE COMPANY CORE FUND (the Fund) seeks total return comprised of long-term capital appreciation and current income.

ADVISER                                 SUB-ADVISER
   Wells Fargo Funds Management, LLC       Matrix Asset Advisors, Inc.

FUND MANAGER                            INCEPTION DATE
   David A. Katz, CFA                      4/12/1994

HOW DID THE FUND PERFORM OVER THE SIX-MONTH REPORTING PERIOD?
--------------------------------------------------------------------------------

      The Fund returned (6.01)%(1) for the six-month period ended June 30, 2005, underperforming its benchmark, the S&P 500 Index(2), which returned (0.81)%, during the same period.

      FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE BY CALLING 1-888-877-9275.

      PERFORMANCE FIGURES OF THE FUND DO NOT REFLECT FEES CHARGED PURSUANT TO THE TERMS OF VARIABLE LIFE INSURANCE POLICIES AND VARIABLE ANNUITY CONTRACTS. IF THEY DID, RETURNS WOULD BE LOWER.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE?
--------------------------------------------------------------------------------

      Compared with its benchmark, the Fund's performance lagged primarily because of our emphasis on certain sectors and industries of the market that were out of favor during the first half of the year. While the individual companies that the Fund owned generally exhibited strong operating performance and were leaders in their respective industries, many of our stocks underperformed market indices.

      During much of the period, investors were concerned that the economy would slow because of high energy prices and rising interest rates. These concerns had a substantial negative impact on many of our holdings, particularly in the financial and information technology sectors. For example, Citigroup and JP Morgan Chase derive a significant portion of revenue from activities not directly impacted by the near-term movement of interest rates, but were adversely impacted because of concerns about the impact of rising interest rates on overall financial performance.

      With the exception of companies such as Morgan Stanley and Symbol Technologies that experienced short-term operating issues, and which therefore declined substantially during the quarter, most of our underperformance can be attributed to a focus on sectors that were out of favor and an under-representation in sectors that were in favor. On the positive side, we had attractive performance from such stocks as technology bellwethers Intel and Nokia, and pharmacy retailer CVS.

WHAT CHANGES DID YOU MAKE TO THE FUND'S HOLDINGS DURING THE PERIOD?
--------------------------------------------------------------------------------

      Our strategy is not a strategy where we seek to mirror benchmark sector weightings. Rather, we seek to include our best investment ideas. This might result in our being over, under or not represented in a particular sector at various times. During the beginning of the reporting period, we repositioned the Fund with an eye toward upgrading the quality of its holdings which we believe will enable it to participate more meaningfully in the next leg of the economic recovery. We increased exposure to sectors where we continued to find attractive growth opportunities at reasonable valuations, including financials, health care, and information technology.

      Our focus on these sectors is based on several factors including the cyclical prospects for the sector and the industry and the attractive price at which many of these companies can now be purchased. Our strategy leads us to companies we believe are strong, but are experiencing short-term problems, which have negatively impacted stock price. We believe this opportunistic focus should bear positive results as the year unfolds.

      We also scaled back weightings in sectors we perceived to be trading above reasonable valuation levels. Again, we are concerned that many companies within strong performing sectors year-to-date have reached and surpassed fair value based on fundamentals, and are increasingly vulnerable to a price correction. We seek to take profits while stocks are still strong, before they have had a chance to give back some or all of their gains.

LOOKING AHEAD, WHAT IS YOUR STRATEGIC OUTLOOK?
--------------------------------------------------------------------------------

      We are quite optimistic for the balance of the year. We base that optimism on the growing evidence that the U.S. economy is more resilient and capable of sustained growth than many investors have recently assumed. We do not believe that energy prices will continue to move much higher; rather, we believe that most of the upside has already been captured and there is more likelihood of downward movement over the next twelve months. We also do not believe that interest rates will be raised to a level that will stifle economic growth.

      Finally, near the end of the period, the share prices of many of our holdings began to strengthen. We will continue to diligently apply the same methodology of picking quality stocks with attractive growth prospects relative to their valuations.

      STOCK FUNDS SHOULD ONLY BE CONSIDERED FOR LONG-TERM GOALS AS VALUES FLUCTUATE IN RESPONSE TO THE ACTIVITIES OF INDIVIDUAL COMPANIES AND GENERAL MARKET AND ECONOMIC CONDITIONS. INVESTMENT STRATEGIES THAT EMPHASIZE PARTICULAR MARKET SEGMENTS OR FEWER SECURITIES TEND TO INCREASE THE TOTAL RISK OF AN INVESTMENT (RELATIVE TO THE BROADER MARKET). THIS FUND IS EXPOSED TO FOREIGN INVESTMENTS RISK. CONSULT THE FUND'S PROSPECTUS FOR ADDITIONAL INFORMATION ON THESE AND OTHER RISKS.

--------------------------------------------------------------------------------
      The WELLS FARGO ADVANTAGE VARIABLE TRUST FUNDS are available for purchase through certain variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies. The participating insurance companies and their separate accounts are the shareholders or investors in the Fund and the separate accounts of the participating insurance companies place orders to purchase and redeem shares of the Fund based on, among other things, the amount of premium payments to be invested and the amount of surrender and transfer requests to be affected that day.

      PLEASE REFER TO THE PROSPECTUS PROVIDED BY YOUR PARTICIPATING INSURANCE COMPANY FOR DETAILED INFORMATION DESCRIBING THE SEPARATE ACCOUNTS FOR INFORMATION REGARDING SURRENDER CHARGES, MORTALITY AND EXPENSE RISK FEES AND OTHER CHARGES THAT MAY BE ASSESSED BY THE PARTICIPATING INSURANCE COMPANIES.

PERFORMANCE HIGHLIGHTS                WELLS FARGO ADVANTAGE VARIABLE TRUST FUNDS
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN(1) (%) (AS OF JUNE 30, 2005)
--------------------------------------------------------------------------------

                                  6-Month*    1-Year    5-Year    10-Year
-------------------------------------------------------------------------
     Large Company Core Fund        (6.01)    (0.98)    (8.18)       4.85
-------------------------------------------------------------------------
     Benchmark
-------------------------------------------------------------------------
          S&P 500 Index(2)          (0.81)     6.32     (2.37)       9.94

     *  RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.

FUND CHARACTERISTICS(3) (AS OF JUNE 30, 2005)
-----------------------------------------------------------------------------
     Beta**                                                             0.83
-----------------------------------------------------------------------------
     Price to Earnings Ratio (trailing 12 months)                      25.49x
-----------------------------------------------------------------------------
     Price to Book Ratio                                                3.04x
-----------------------------------------------------------------------------
     Median Market Cap ($B)                                           $52.00
-----------------------------------------------------------------------------
     Portfolio Turnover                                                   97%
-----------------------------------------------------------------------------
     Net Asset Value (NAV)                                            $13.13

** A MEASURE OF THE FUND'S SENSITIVITY TO MARKET MOVEMENTS. THE BENCHMARK BETA IS 1.00 BY DEFINITION.

TEN LARGEST EQUITY HOLDINGS(3),(4) (AS OF JUNE 30, 2005)
-----------------------------------------------------------------------------
     Medimmune Incorporated                                             4.32%
-----------------------------------------------------------------------------
     Microsoft Corporation                                              4.02%
-----------------------------------------------------------------------------
     General Electric Company                                           3.96%
-----------------------------------------------------------------------------
     American International Group Incorporated                          3.95%
-----------------------------------------------------------------------------
     Morgan Stanley                                                     3.94%
-----------------------------------------------------------------------------
     Intel Corporation                                                  3.91%
-----------------------------------------------------------------------------
     Pfizer Incorporated                                                3.87%
-----------------------------------------------------------------------------
     Bank of New York Company Incorporated                              3.85%
-----------------------------------------------------------------------------
     Citigroup Incorporated                                             3.85%
-----------------------------------------------------------------------------
     Novellus Systems Incorporated                                      3.81%

SECTOR DISTRIBUTION(3) (AS OF JUNE 30, 2005)
--------------------------------------------------------------------------------

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

     Consumer Discretionary                                               13%
     Consumer Staples                                                      4%
     Financials                                                           34%
     Health Care                                                          18%
     Industrials                                                           8%
     Information Technology                                               23%

GROWTH OF $10,000 INVESTMENT(5)
--------------------------------------------------------------------------------

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

              WELLS FARGO ADVANTAGE        S&P 500
             LARGE COMPANY CORE FUND        INDEX
 6/30/1995            $ 10,000            $ 10,000
 7/31/1995            $ 10,311            $ 10,331
 8/31/1995            $ 10,479            $ 10,357
 9/30/1995            $ 10,830            $ 10,794
10/31/1995            $ 10,484            $ 10,756
11/30/1995            $ 10,914            $ 11,227
12/31/1995            $ 11,054            $ 11,444
 1/31/1996            $ 11,260            $ 11,833
 2/29/1996            $ 11,679            $ 11,943
 3/31/1996            $ 11,709            $ 12,057
 4/30/1996            $ 12,096            $ 12,235
 5/31/1996            $ 12,397            $ 12,549
 6/30/1996            $ 12,184            $ 12,597
 7/31/1996            $ 11,555            $ 12,040
 8/31/1996            $ 11,891            $ 12,294
 9/30/1996            $ 12,488            $ 12,985
10/31/1996            $ 12,825            $ 13,343
11/30/1996            $ 13,647            $ 14,351
12/31/1996            $ 13,534            $ 14,067
 1/31/1997            $ 14,311            $ 14,946
 2/28/1997            $ 13,896            $ 15,062
 3/31/1997            $ 13,413            $ 14,445
 4/30/1997            $ 13,953            $ 15,306
 5/31/1997            $ 14,838            $ 16,236
 6/30/1997            $ 15,157            $ 16,964
 7/31/1997            $ 16,391            $ 18,312
 8/31/1997            $ 15,441            $ 17,287
 9/30/1997            $ 16,058            $ 18,232
10/31/1997            $ 15,551            $ 17,623
11/30/1997            $ 15,791            $ 18,439
12/31/1997            $ 15,880            $ 18,756
 1/31/1998            $ 16,174            $ 18,963
 2/28/1998            $ 17,044            $ 20,330
 3/31/1998            $ 17,862            $ 21,371
 4/30/1998            $ 17,985            $ 21,589
 5/31/1998            $ 17,711            $ 21,218
 6/30/1998            $ 18,571            $ 22,079
 7/31/1998            $ 18,476            $ 21,845
 8/31/1998            $ 15,904            $ 18,688
 9/30/1998            $ 16,640            $ 19,886
10/31/1998            $ 17,989            $ 21,503
11/30/1998            $ 19,196            $ 22,806
12/31/1998            $ 20,456            $ 24,120
 1/31/1999            $ 21,242            $ 25,128
 2/28/1999            $ 20,527            $ 24,346
 3/31/1999            $ 21,505            $ 25,320
 4/30/1999            $ 22,158            $ 26,300
 5/31/1999            $ 21,474            $ 25,680
 6/30/1999            $ 22,674            $ 27,105
 7/31/1999            $ 22,021            $ 26,259
 8/31/1999            $ 22,051            $ 26,129
 9/30/1999            $ 21,461            $ 25,412
10/31/1999            $ 22,718            $ 27,021
11/30/1999            $ 23,218            $ 27,570
12/31/1999            $ 24,631            $ 29,193
 1/31/2000            $ 23,538            $ 27,728
 2/29/2000            $ 23,221            $ 27,204
 3/31/2000            $ 25,296            $ 29,864
 4/30/2000            $ 24,376            $ 28,965
 5/31/2000            $ 23,722            $ 28,372
 6/30/2000            $ 24,591            $ 29,072
 7/31/2000            $ 24,325            $ 28,619
 8/31/2000            $ 25,849            $ 30,396
 9/30/2000            $ 24,364            $ 28,791
10/31/2000            $ 23,672            $ 28,670
11/30/2000            $ 21,148            $ 26,411
12/31/2000            $ 21,282            $ 26,540
 1/31/2001            $ 21,562            $ 27,483
 2/28/2001            $ 19,507            $ 24,979
 3/31/2001            $ 17,922            $ 23,398
 4/30/2001            $ 19,373            $ 25,213
 5/31/2001            $ 19,440            $ 25,382
 6/30/2001            $ 18,748            $ 24,766
 7/31/2001            $ 18,245            $ 24,523
 8/31/2001            $ 16,767            $ 22,990
 9/30/2001            $ 15,558            $ 21,135
10/31/2001            $ 16,071            $ 21,539
11/30/2001            $ 17,134            $ 23,191
12/31/2001            $ 17,195            $ 23,395
 1/31/2002            $ 16,658            $ 23,053
 2/28/2002            $ 16,120            $ 22,608
 3/31/2002            $ 16,694            $ 23,458
 4/30/2002            $ 16,084            $ 22,037
 5/31/2002            $ 15,974            $ 21,876
 6/30/2002            $ 15,087            $ 20,318
 7/31/2002            $ 13,375            $ 18,735
 8/31/2002            $ 13,400            $ 18,857
 9/30/2002            $ 12,605            $ 16,809
10/31/2002            $ 13,326            $ 18,287
11/30/2002            $ 13,473            $ 19,362
12/31/2002            $ 12,752            $ 18,226
 1/31/2003            $ 12,532            $ 17,750
 2/28/2003            $ 12,471            $ 17,484
 3/31/2003            $ 12,703            $ 17,652
 4/30/2003            $ 13,363            $ 19,106
 5/31/2003            $ 13,828            $ 20,111
 6/30/2003            $ 13,840            $ 20,368
 7/31/2003            $ 14,329            $ 20,727
 8/31/2003            $ 14,684            $ 21,131
 9/30/2003            $ 14,292            $ 20,907
10/31/2003            $ 15,283            $ 22,088
11/30/2003            $ 15,344            $ 22,283
12/31/2003            $ 15,759            $ 23,450
 1/31/2004            $ 15,992            $ 23,882
 2/29/2004            $ 16,077            $ 24,214
 3/31/2004            $ 16,041            $ 23,848
 4/30/2004            $ 15,784            $ 23,474
 5/31/2004            $ 16,090            $ 23,795
 6/30/2004            $ 16,212            $ 24,257
 7/31/2004            $ 15,307            $ 23,454
 8/31/2004            $ 15,148            $ 23,548
 9/30/2004            $ 15,564            $ 23,803
10/31/2004            $ 15,857            $ 24,167
11/30/2004            $ 16,603            $ 25,145
12/31/2004            $ 17,080            $ 26,000
 1/31/2005            $ 16,420            $ 25,365
 2/28/2005            $ 16,603            $ 25,898
 3/31/2005            $ 16,248            $ 25,440
 4/30/2005            $ 15,992            $ 24,956
 5/31/2005            $ 16,383            $ 25,750
 6/30/2005            $ 16,053            $ 25,786

--------------------------------------------------------------------------------
      The views expressed are as of June 30, 2005 and are those of the Fund's manager. The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector or the markets generally, or the WELLS FARGO ADVANTAGE LARGE COMPANY CORE FUND.

(1) The Fund's Adviser has committed through April 30, 2006, to waive fees and/or reimburse expenses to the extent necessary to maintain a certain net operating expense ratio for the Fund. Actual reductions of operating expenses can increase total return to shareholders. Without these reductions, the Fund's return would have been lower.

      Prior to April 11, 2005, the WELLS FARGO ADVANTAGE LARGE COMPANY CORE FUND was named the Wells Fargo Growth Fund. Performance shown for the Fund for periods prior to September 20, 1999 reflects performance of the Life and Annuity Trust Growth Fund, its predecessor fund. Effective at the close of business September 17, 1999, the Life and Annuity Trust and Norwest Select Funds were reorganized into the WELLS FARGO ADVANTAGE VARIABLE TRUST FUNDS.

(2) The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index with each stock's weight in the Index proportionate to its market value. You cannot invest directly in an index.

(3) Sector distribution, portfolio holdings and fund characteristics are subject to change. Cash and cash equivalents are not reflected in the calculations of sector distribution, portfolio holdings and fund characteristics.

(4) The Ten Largest Equity Holdings are calculated based on the market value of the securities divided by total market value of the portfolio of the Fund.

(5) The chart compares the performance of the WELLS FARGO ADVANTAGE LARGE COMPANY CORE FUND for the most recent ten years of the Fund with the S&P 500 Index. The chart assumes a hypothetical $10,000 investment and reflects all operating expenses of the Fund.

WELLS FARGO ADVANTAGE VARIABLE TRUST FUNDS                PERFORMANCE HIGHLIGHTS
--------------------------------------------------------------------------------

LARGE COMPANY GROWTH FUND

INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

      The WELLS FARGO ADVANTAGE LARGE COMPANY GROWTH FUND (the Fund) seeks long-term capital appreciation by investing primarily in large, domestic companies that we believe have superior growth potential.

ADVISER                                 SUB-ADVISER
   Wells Fargo Funds Management, LLC       Peregrine Capital Management, Inc.

FUND MANAGERS                           INCEPTION DATE
   John S. Dale, CFA                       9/20/1999
   Gary E. Nussbaum, CFA

HOW DID THE FUND PERFORM OVER THE SIX-MONTH REPORTING PERIOD?
--------------------------------------------------------------------------------

      The Fund returned (3.72)%(1) for the six-month period ended June 30, 2005, underperforming its benchmark, the S&P 500 Index(2), which returned (0.81)%, during the same period.

      FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE BY CALLING 1-888-877-9275.

      PERFORMANCE FIGURES OF THE FUND DO NOT REFLECT FEES CHARGED PURSUANT TO THE TERMS OF VARIABLE LIFE INSURANCE POLICIES AND VARIABLE ANNUITY CONTRACTS. IF THEY DID, RETURNS WOULD BE LOWER.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE?
--------------------------------------------------------------------------------

      The first half of 2005 was marked by two distinct periods. In the first quarter, large-cap growth stocks underperformed the general market and value stocks by a wide margin. In the second quarter, large-cap growth stocks regained their footing and outperformed value stocks by a slim margin. However, this second-quarter rally was not enough to make up for the losses of the first quarter. As a pure growth-style portfolio, the Fund underperformed in the first half of the year, although it exceeded the S&P 500 Index during the second quarter. Our lack of energy and defense names hurt first quarter performance, while our high quality dynamic growth exposure helped second quarter performance as the market started paying attention to these factors once again.

      Year to date, Genentech (biotechnology), Kohl's (retail), Intel (technology), and Franklin Resources (finance) have been big contributors to performance. Portfolio newcomers Legg Mason (finance) and Google (Internet) have also aided returns. On the down side, eBay (Internet retail), Cintas (business services), and AIG (finance) have been a drag on returns during the reporting period.

WHAT CHANGES DID YOU MAKE TO THE FUND'S HOLDINGS DURING THE PERIOD?
--------------------------------------------------------------------------------

      During the last six months, Google and Legg Mason were added to the portfolio, while Pfizer (pharmaceuticals) was sold out of the portfolio. Portfolio turnover was very low during the first quarter, with the addition of Legg Mason as our only major portfolio move. We believe Legg Mason offers a premier asset management franchise, with rapid organic growth and a proven acquisition strategy. We added Google to the portfolio in the second quarter. While the company has been around for over five years, the company went public less than a year ago. The company is early in its life cycle, but already exhibits a number of the attributes we look for. It is the dominant company in a rapidly growing business--online advertising; returns on capital exceed 80%; it has a strong balance sheet with no debt and generates substantial free cash flow. Management of Google needs to be tested over time and will be key to its long-term success. We sold the remaining portion of Pfizer. While still an outstanding global franchise, the holding has been replaced with stronger growth investments.

LOOKING AHEAD, WHAT IS YOUR STRATEGIC OUTLOOK?
--------------------------------------------------------------------------------

      In the near term, the big story for the stock market and for growth investors is the slowdown in earnings growth for most U.S. companies. S&P earnings growth began to moderate in the first half of 2005, and we expect further moderation as the year progresses. Historically, a more normalized earnings-growth environment is good for growth investing--simply put, the revenue and earnings-growth gap between true growth companies and average companies becomes quite apparent. Investors searching for growth have fewer options from which to choose, so true growth companies become highly valued in the marketplace.

      Over the long term, a company's earnings growth is a key driver of its stock price. The types of companies in which the Fund invests have consistently grown their earnings at rapid rates. Given our stock selection criteria, we have a high degree of confidence that this pattern will continue into the future, providing a solid foundation for the Fund's long-term performance. In addition, valuation levels are currently attractive among growth stocks, and we believe the superior earnings-growth potential of the Fund's holdings should drive strong capital appreciation over the long term.

      STOCK FUNDS SHOULD ONLY BE CONSIDERED FOR LONG-TERM GOALS AS VALUES FLUCTUATE IN RESPONSE TO THE ACTIVITIES OF INDIVIDUAL COMPANIES AND GENERAL MARKET AND ECONOMIC CONDITIONS. INVESTMENT STRATEGIES THAT EMPHASIZE PARTICULAR MARKET SEGMENTS OR FEWER SECURITIES TEND TO INCREASE THE TOTAL RISK OF AN INVESTMENT (RELATIVE TO THE BROADER MARKET). THIS FUND IS EXPOSED TO FOREIGN INVESTMENTS RISK. CONSULT THE FUND'S PROSPECTUS FOR ADDITIONAL INFORMATION ON THESE AND OTHER RISKS.

--------------------------------------------------------------------------------
      The WELLS FARGO ADVANTAGE VARIABLE TRUST FUNDS are available for purchase through certain variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies. The participating insurance companies and their separate accounts are the shareholders or investors in the Fund and the separate accounts of the participating insurance companies place orders to purchase and redeem shares of the Fund based on, among other things, the amount of premium payments to be invested and the amount of surrender and transfer requests to be affected that day.

      PLEASE REFER TO THE PROSPECTUS PROVIDED BY YOUR PARTICIPATING INSURANCE COMPANY FOR DETAILED INFORMATION DESCRIBING THE SEPARATE ACCOUNTS FOR INFORMATION REGARDING SURRENDER CHARGES, MORTALITY AND EXPENSE RISK FEES AND OTHER CHARGES THAT MAY BE ASSESSED BY THE PARTICIPATING INSURANCE COMPANIES.

      The views expressed are as of June 30, 2005 and are those of the Fund's managers. The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector or the markets generally, or the WELLS FARGO ADVANTAGE LARGE COMPANY GROWTH FUND.

PERFORMANCE HIGHLIGHTS                WELLS FARGO ADVANTAGE VARIABLE TRUST FUNDS
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN(1) (%) (AS OF JUNE 30, 2005)
--------------------------------------------------------------------------------

                                                           6-Month*    1-Year    5-Year     Life of Fund
--------------------------------------------------------------------------------------------------------
     Large Company Growth Fund (Incept. Date 09/20/99)       (3.72)    (0.12)    (8.22)        (2.67)
--------------------------------------------------------------------------------------------------------
     Benchmark
--------------------------------------------------------------------------------------------------------
          S&P 500 Index(2)                                   (0.81)     6.32     (2.37)         0.25

     *  RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.

FUND CHARACTERISTICS(3) (AS OF JUNE 30, 2005)
-----------------------------------------------------------------------------
     Beta**                                                             1.30
-----------------------------------------------------------------------------
     Price to Earnings Ratio (trailing 12 months)                      23.00x
-----------------------------------------------------------------------------
     Price to Book Ratio                                                4.10x
-----------------------------------------------------------------------------
     Median Market Cap ($B)                                           $44.90
-----------------------------------------------------------------------------
     Portfolio Turnover                                                    4%
-----------------------------------------------------------------------------
     Net Asset Value (NAV)                                            $ 8.55

** A MEASURE OF THE FUND'S SENSITIVITY TO MARKET MOVEMENTS. THE BENCHMARK BETA IS 1.00 BY DEFINITION.

TEN LARGEST EQUITY HOLDINGS(3),(4) (AS OF JUNE 30, 2005)
-----------------------------------------------------------------------------
     Medtronic Incorporated                                             6.16%
-----------------------------------------------------------------------------
     Goldman Sachs Group Incorporated                                   6.10%
-----------------------------------------------------------------------------
     eBay Incorporated                                                  5.95%
-----------------------------------------------------------------------------
     Intel Corporation                                                  5.44%
-----------------------------------------------------------------------------
     Microsoft Corporation                                              5.28%
-----------------------------------------------------------------------------
     First Data Corporation                                             4.66%
-----------------------------------------------------------------------------
     Genentech Incorporated                                             4.41%
-----------------------------------------------------------------------------
     Cisco Systems Incorporated                                         3.98%
-----------------------------------------------------------------------------
     Dell Incorporated                                                  3.94%
-----------------------------------------------------------------------------
     American International Group Incorporated                          3.85%

SECTOR DISTRIBUTION(3) (AS OF JUNE 30, 2005)
--------------------------------------------------------------------------------

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

     Consumer Discretionary                                               18%
     Consumer Staples                                                      2%
     Financial Services                                                   19%
     Health Care                                                          15%
     Industrials                                                           5%
     Information Technology                                               41%

GROWTH OF $10,000 INVESTMENT(5)
--------------------------------------------------------------------------------

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

                 WELLS FARGO ADVANTAGE
                    LARGE COMPANY          S&P 500
                    GROWTH FUND             INDEX
    SEP-99            $ 10,000            $ 10,000
 9/30/1999            $  9,590            $  9,605
10/31/1999            $ 10,420            $ 10,213
11/30/1999            $ 10,830            $ 10,420
12/31/1999            $ 12,030            $ 11,034
 1/31/2000            $ 11,800            $ 10,480
 2/29/2000            $ 12,000            $ 10,282
 3/31/2000            $ 13,430            $ 11,288
 4/30/2000            $ 13,020            $ 10,948
 5/31/2000            $ 12,200            $ 10,723
 6/30/2000            $ 13,130            $ 10,988
 7/31/2000            $ 13,230            $ 10,817
 8/31/2000            $ 14,000            $ 11,489
 9/30/2000            $ 13,150            $ 10,882
10/31/2000            $ 13,130            $ 10,836
11/30/2000            $ 12,080            $  9,982
12/31/2000            $ 11,960            $ 10,031
 1/31/2001            $ 12,150            $ 10,387
 2/28/2001            $ 10,320            $  9,441
 3/31/2001            $  9,260            $  8,844
 4/30/2001            $ 10,240            $  9,530
 5/31/2001            $ 10,150            $  9,594
 6/30/2001            $  9,880            $  9,361
 7/31/2001            $  9,700            $  9,269
 8/31/2001            $  8,843            $  8,690
 9/30/2001            $  8,003            $  7,988
10/31/2001            $  8,373            $  8,141
11/30/2001            $  9,353            $  8,765
12/31/2001            $  9,463            $  8,842
 1/31/2002            $  9,403            $  8,713
 2/28/2002            $  8,783            $  8,545
 3/31/2002            $  9,193            $  8,866
 4/30/2002            $  8,483            $  8,329
 5/31/2002            $  8,223            $  8,268
 6/30/2002            $  7,673            $  7,680
 7/31/2002            $  6,932            $  7,081
 8/31/2002            $  7,012            $  7,127
 9/30/2002            $  6,242            $  6,353
10/31/2002            $  6,962            $  6,912
11/30/2002            $  7,422            $  7,318
12/31/2002            $  6,812            $  6,889
 1/31/2003            $  6,572            $  6,709
 2/28/2003            $  6,532            $  6,608
 3/31/2003            $  6,622            $  6,672
 4/30/2003            $  7,192            $  7,221
 5/31/2003            $  7,523            $  7,601
 6/30/2003            $  7,613            $  7,699
 7/31/2003            $  7,993            $  7,834
 8/31/2003            $  8,123            $  7,987
 9/30/2003            $  7,923            $  7,902
10/31/2003            $  8,383            $  8,349
11/30/2003            $  8,353            $  8,422
12/31/2003            $  8,603            $  8,863
 1/31/2004            $  8,703            $  9,026
 2/29/2004            $  8,703            $  9,152
 3/31/2004            $  8,583            $  9,014
 4/30/2004            $  8,453            $  8,872
 5/31/2004            $  8,563            $  8,994
 6/30/2004            $  8,563            $  9,168
 7/31/2004            $  8,053            $  8,865
 8/31/2004            $  8,043            $  8,901
 9/30/2004            $  8,133            $  8,997
10/31/2004            $  8,283            $  9,134
11/30/2004            $  8,633            $  9,504
12/31/2004            $  8,883            $  9,827
 1/31/2005            $  8,393            $  9,587
 2/28/2005            $  8,413            $  9,789
 3/31/2005            $  8,193            $  9,615
 4/30/2005            $  8,003            $  9,433
 5/31/2005            $  8,533            $  9,733
 6/30/2005            $  8,553            $  9,746

--------------------------------------------------------------------------------
(1) The Fund's Adviser has committed through April 30, 2006, to waive fees and/or reimburse expenses to the extent necessary to maintain a certain net operating expense ratio for the Fund. Actual reductions of operating expenses can increase total return to shareholders. Without these reductions, the Fund's return would have been lower.

      Performance shown for the WELLS FARGO ADVANTAGE LARGE COMPANY GROWTH FUND for periods prior to April 11, 2005, reflects the performance of the Wells Fargo Large Company Growth Fund.

(2) The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index with each stock's weight in the Index proportionate to its market value. You cannot invest directly in an index.

(3) Sector distribution, portfolio holdings and fund characteristics are subject to change. Cash and cash equivalents are not reflected in the calculations of sector distribution, portfolio holdings and fund characteristics.

(4) The Ten Largest Equity Holdings are calculated based on the market value of the securities divided by total market value of the portfolio of the Fund.

(5) The chart compares the performance of the WELLS FARGO ADVANTAGE LARGE COMPANY GROWTH FUND for the life of the Fund with the Russell 1000 Growth Index and the S&P 500 Index. The chart assumes a hypothetical $10,000 investment and reflects all operating expenses of the Fund.

WELLS FARGO ADVANTAGE VARIABLE TRUST FUNDS                PERFORMANCE HIGHLIGHTS
--------------------------------------------------------------------------------

MONEY MARKET FUND

INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

      The WELLS FARGO ADVANTAGE MONEY MARKET FUND (the Fund) seeks current income, while preserving capital and liquidity.

ADVISER                                 SUB-ADVISER
   Wells Fargo Funds Management, LLC       Wells Capital Management Incorporated

FUND MANAGER                            INCEPTION DATE
   Dave Sylvester                          5/19/1994

HOW DID THE FUND PERFORM OVER THE SIX-MONTH REPORTING PERIOD?
--------------------------------------------------------------------------------

      The Fund returned 1.01%(1) for the six-month period ended June 30, 2005, slightly outperforming the 0.95% return of its benchmark, the iMoneyNet First Tier Retail Money Fund Average.(3)

      FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. YIELDS WILL FLUCTUATE.THE FUND'S YIELD FIGURES MORE CLOSELY REFLECT THE CURRENT EARNINGS OF THE FUND THAN THE TOTAL RETURN FIGURES.CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT PERFORMANCE IS AVAILABLE BY CALLING 1-888-877-9275.

      PERFORMANCE FIGURES OF THE FUND DO NOT REFLECT FEES CHARGED PURSUANT TO THE TERMS OF VARIABLE LIFE INSURANCE POLICIES AND VARIABLE ANNUITY CONTRACTS. IF THEY DID, RETURNS WOULD BE LOWER.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE?
--------------------------------------------------------------------------------

      There were three main factors that affected the Fund's performance during the period: 1) the general level of interest rates; 2) the Fund's average maturity; and 3) changes in the size of the Fund's total assets.

      Interest rate levels increased during the first half of 2005. At the end of 2004, the federal funds rate stood at 2.25%. By June 30, 2005, this key rate had increased to 3.25% as the Federal Open Market Committee (the Fed) continued its pattern of increasing the rate by 0.25% at each of its regularly scheduled meetings. Longer-term money market yields increased as well. The three-month LIBOR (London Inter-Bank Offered Rate) rate steadily increased, rising from 2.56% to 3.52%. Over this same period, the 12-month LIBOR rate increased from 3.10% to 3.88%.

      The Fund's average maturity decreased from 46 days at the end of 2004 to 32 days by June 30, 2005. This increased the sensitivity of the Fund's yield to changes in interest rates and contributed positively to investment performance.

WHAT CHANGES DID YOU MAKE TO THE FUND'S HOLDINGS DURING THE PERIOD?
--------------------------------------------------------------------------------

      As the Fund's assets contracted, we continued to be focused on the liquidity of the Fund's investments. For this reason, we increased the Fund's holdings in those sectors that are associated with very short maturities and unquestionable liquidity, such as commercial paper and overnight time deposits.

LOOKING AHEAD, WHAT IS YOUR STRATEGIC OUTLOOK?
--------------------------------------------------------------------------------

      We expect that the Fed will be true to its word and continue to raise rates in a "measured" fashion. In order to take advantage of this trend, we will maintain a fairly high degree of interest rate sensitivity so that the Fund's yield will rise with the general level of interest rates. This would be balanced against the additional yield that will potentially be available by buying investments with slightly longer maturities.

      AN INVESTMENT IN A MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

--------------------------------------------------------------------------------
      The WELLS FARGO ADVANTAGE VARIABLE TRUST FUNDS are available for purchase through certain variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies. The participating insurance companies and their separate accounts are the shareholders or investors in the Fund and the separate accounts of the participating insurance companies place orders to purchase and redeem shares of the Fund based on, among other things, the amount of premium payments to be invested and the amount of surrender and transfer requests to be affected that day.

      PLEASE REFER TO THE PROSPECTUS PROVIDED BY YOUR PARTICIPATING INSURANCE COMPANY FOR DETAILED INFORMATION DESCRIBING THE SEPARATE ACCOUNTS FOR INFORMATION REGARDING SURRENDER CHARGES, MORTALITY AND EXPENSE RISK FEES AND OTHER CHARGES THAT MAY BE ASSESSED BY THE PARTICIPATING INSURANCE COMPANIES.

      The views expressed are as of June 30, 2005 and are those of the Fund's manager. The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector or the markets generally, or the WELLS FARGO ADVANTAGE MONEY MARKET FUND.

PERFORMANCE HIGHLIGHTS                WELLS FARGO ADVANTAGE VARIABLE TRUST FUNDS
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN(1) (%) (AS OF JUNE 30, 2005)
--------------------------------------------------------------------------------

                                                                6-Month*    1-Year     5-Year     10-Year
---------------------------------------------------------------------------------------------------------
     Money Market Fund                                             1.01       1.53       2.03        3.44
---------------------------------------------------------------------------------------------------------
     Benchmark
---------------------------------------------------------------------------------------------------------
          iMoneyNet First Tier Retail Money Fund Average(3)        0.95       1.43       1.99        3.49

     *  RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.

FUND YIELD SUMMARY(1) (AS OF JUNE 30, 2005)
-----------------------------------------------------------------------------
     7-Day Current Yield(2)                                             2.45%
-----------------------------------------------------------------------------
     7-Day Effective Yield                                              2.48%
-----------------------------------------------------------------------------
     30-Day Simple Yield                                                2.39%
-----------------------------------------------------------------------------
     30-Day Effective Yield                                             2.42%

FUND CHARACTERISTICS(4) (AS OF JUNE 30, 2005)
-----------------------------------------------------------------------------
     Weighted Average Maturity                                       32 days

PORTFOLIO ALLOCATION(4) (AS OF JUNE 30, 2005)
--------------------------------------------------------------------------------

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

     Corporate Bonds and Notes                                             3%
     Variable and Floating Rate Notes                                     13%
     Commercial Paper                                                     46%
     Certificates of Deposit                                              12%
     Repurchase Agreements                                                26%

MATURITY DISTRIBUTION(4) (AS OF JUNE 30, 2005)
--------------------------------------------------------------------------------

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

     0-1 Days                                                             27%
     2-14 Days                                                            25%
     15-29 Days                                                           11%
     30-59 Days                                                           22%
     60-89 Days                                                            7%
     90-179 Days                                                           8%

--------------------------------------------------------------------------------
(1) The Fund's Adviser has committed through April 30, 2006, to waive fees and/or reimburse expenses to the extent necessary to maintain a certain net operating expense ratio for the Fund. Actual reductions of operating expenses can increase total return to shareholders.

      Prior to April 11, 2005, the WELLS FARGO ADVANTAGE MONEY MARKET FUND was named the Wells Fargo Money Market Fund. Performance shown for the Fund for periods prior to September 20, 1999 reflects performance of the Life and Annuity Trust Money Market Fund, its predecessor fund. Effective at the close of business September 17,1999, the Life and Annuity Trust and Norwest Select Funds were reorganized into the WELLS FARGO ADVANTAGE VARIABLE TRUST FUNDS.

(2) Without waived fees and/or reimbursed expenses, the Fund's 7-day current yield would have been 2.38%.

(3) The iMoneyNet First Tier Retail Money Fund Average is an average of non-government retail funds that do not hold any second tier securities. Portfolio holdings of first tier funds include U.S. Treasury securities, U.S. other securities, repos, time deposits, domestic bank obligations, foreign bank obligations, first tier commercial paper, floating rate notes and asset-backed commercial paper.

(4) Portfolio holdings, portfolio allocation, maturity distribution and fund characteristics are subject to change.

WELLS FARGO ADVANTAGE VARIABLE TRUST FUNDS                PERFORMANCE HIGHLIGHTS
--------------------------------------------------------------------------------

MULTI CAP VALUE FUND

INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

      The WELLS FARGO ADVANTAGE MULTI CAP VALUE FUND (the Fund) seeks long-term capital appreciation.

ADVISER                                 SUB-ADVISER
   Wells Fargo Funds Management, LLC       Wells Capital Management Incorporated

FUND MANAGER                            INCEPTION DATE
   I. Charles Rinaldi                      10/10/1997

HOW DID THE FUND PERFORM OVER THE SIX-MONTH REPORTING PERIOD?
--------------------------------------------------------------------------------

      The Fund returned 2.09%(1) for the six-month period ended June 30, 2005, outperforming its benchmark, the S&P 500 Index(2), which returned (0.81)%, during the same period.

      FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE AVAILABLE BY CALLING 1- 888-877-9275.

      PERFORMANCE FIGURES OF THE FUND DO NOT REFLECT FEES CHARGED PURSUANT TO THE TERMS OF VARIABLE LIFE INSURANCE POLICIES AND VARIABLE ANNUITY CONTRACTS. IF THEY DID, RETURNS WOULD BE LOWER.

      From time to time, the Fund's performance was significantly enhanced through investments in initial public offerings (IPOs). The effect of IPOs purchased when the Fund's asset base was small may have been magnified. Investors should not expect that such enhanced returns can be consistently achieved. Please consider this before investing.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE?
--------------------------------------------------------------------------------

      Throughout this period, energy and health care stocks were significant positive contributors to the Fund's performance. More specifically, the Fund's overweight in the energy sector contributed greatly to the return. Stocks such as Canadian Natural Resources, Range Resources, and Forest Oil are a few examples of the excellent performers. Beverly Enterprises, a health care service company also contributed favorably to Fund performance during the period.

      On the other hand, the Fund's holdings in material and industrial stocks negatively contributed to the Fund's performance. Companies such as United States Steel and Apex Silver illustrate this point.

WHAT CHANGES DID YOU MAKE TO THE FUND'S HOLDINGS DURING THE PERIOD?
--------------------------------------------------------------------------------

      The investment management team actively managed this Fund during the period. Sectors such as information technology, financials, health care, and materials were increased in the Fund's portfolio during the period, while energy and industrial stocks were trimmed.

LOOKING AHEAD, WHAT IS YOUR STRATEGIC OUTLOOK?
--------------------------------------------------------------------------------

      Valuations continue to be attractive relative to those of many other asset classes. Additionally, demand for value stocks continues to be strong, as investors become increasingly aware of their performance potential. Moreover, we are comfortable with the Fund's current holdings and sector weightings, and we believe the portfolio is well positioned for the balance of 2005.

      STOCK FUNDS SHOULD ONLY BE CONSIDERED FOR LONG-TERM GOALS AS VALUES FLUCTUATE IN RESPONSE TO THE ACTIVITIES OF INDIVIDUAL COMPANIES AND GENERAL MARKET AND ECONOMIC CONDITIONS. INVESTMENT STRATEGIES THAT EMPHASIZE PARTICULAR MARKET SEGMENTS OR FEWER SECURITIES TEND TO INCREASE THE TOTAL RISK OF AN INVESTMENT (RELATIVE TO THE BROADER MARKET). THIS FUND IS EXPOSED TO SMALL COMPANY SECURITIES RISK AND FOREIGN INVESTMENTS RISK. CONSULT THE FUND'S PROSPECTUS FOR ADDITIONAL INFORMATION ON THESE AND OTHER RISKS.

--------------------------------------------------------------------------------
      The WELLS FARGO ADVANTAGE VARIABLE TRUST FUNDS are available for purchase through certain variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies. The participating insurance companies and their separate accounts are the shareholders or investors in the Fund and the separate accounts of the participating insurance companies place orders to purchase and redeem shares of the Fund based on, among other things, the amount of premium payments to be invested and the amount of surrender and transfer requests to be affected that day.

      PLEASE REFER TO THE PROSPECTUS PROVIDED BY YOUR PARTICIPATING INSURANCE COMPANY FOR DETAILED INFORMATION DESCRIBING THE SEPARATE ACCOUNTS FOR INFORMATION REGARDING SURRENDER CHARGES, MORTALITY AND EXPENSE RISK FEES AND OTHER CHARGES THAT MAY BE ASSESSED BY THE PARTICIPATING INSURANCE COMPANIES.

      The views expressed are as of June 30, 2005 and are those of the Fund's manager. The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector or the markets generally, or the WELLS FARGO ADVANTAGE MULTI CAP VALUE FUND.

PERFORMANCE HIGHLIGHTS                WELLS FARGO ADVANTAGE VARIABLE TRUST FUNDS
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN(1) (%) (AS OF JUNE 30, 2005)
--------------------------------------------------------------------------------

                                                        6-Month*    1-Year     5-Year     Life of Fund
------------------------------------------------------------------------------------------------------
     Multi Cap Value Fund (Incept. Date 10/10/1997)        2.09      16.21      7.31           4.46
------------------------------------------------------------------------------------------------------
     Benchmark
------------------------------------------------------------------------------------------------------
          S&P 500 Index(2)                                (0.81)      6.32     (2.37)          4.57

     *  RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.

FUND CHARACTERISTICS(3) (AS OF JUNE 30, 2005)
-----------------------------------------------------------------------------
     Beta**                                                             1.24
-----------------------------------------------------------------------------
     Price to Earnings Ratio (trailing 12 months)                      33.80x
-----------------------------------------------------------------------------
     Price to Book Ratio                                                2.02x
-----------------------------------------------------------------------------
     Median Market Cap ($B)                                           $ 0.70
-----------------------------------------------------------------------------
     Portfolio Turnover                                                   67%
-----------------------------------------------------------------------------
     Net Asset Value (NAV)                                            $11.95

** A MEASURE OF THE FUND'S SENSITIVITY TO MARKET MOVEMENTS. THE BENCHMARK BETA IS 1.00 BY DEFINITION.

TEN LARGEST EQUITY HOLDINGS(3),(4) (AS OF JUNE 30, 2005)
-----------------------------------------------------------------------------
     Global Industries Limited                                          3.70%
-----------------------------------------------------------------------------
     Range Resources Corporation                                        3.13%
-----------------------------------------------------------------------------
     Covalent Group Incorporated                                        2.46%
-----------------------------------------------------------------------------
     Sun Microsystems Incorporated                                      2.16%
-----------------------------------------------------------------------------
     Trilogy Energy Trust Units                                         2.13%
-----------------------------------------------------------------------------
     Apex Silver Mines Limited                                          1.80%
-----------------------------------------------------------------------------
     Key Energy Services Incorporated                                   1.76%
-----------------------------------------------------------------------------
     Chicago Bridge & Iron Company NV                                   1.54%
-----------------------------------------------------------------------------
     Unova Incorporated                                                 1.51%
-----------------------------------------------------------------------------
     CV Therapeutics Incorporated                                       1.49%

SECTOR DISTRIBUTION(3) (AS OF JUNE 30, 2005)
--------------------------------------------------------------------------------

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

     Consumer Discretionary                                                7%
     Consumer Staples                                                      2%
     Energy                                                               26%
     Financial Services                                                    8%
     Health Care                                                           9%
     Industrials                                                          11%
     Information Technology                                               19%
     Materials                                                            17%
     Telecommunications Services                                           1%

GROWTH OF $10,000 INVESTMENT(5)
--------------------------------------------------------------------------------

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

               WELLS FARGO ADVANTAGE       S&P 500
               MULTI CAP VALUE FUND        INDEX
10/10/1997            $ 10,000            $ 10,000
10/31/1997            $  9,580            $  9,666
11/30/1997            $  9,670            $ 10,114
12/31/1997            $  9,919            $ 10,287
 1/31/1998            $  9,578            $ 10,401
 2/28/1998            $ 10,240            $ 11,151
 3/31/1998            $ 10,720            $ 11,721
 4/30/1998            $ 10,640            $ 11,841
 5/31/1998            $ 10,220            $ 11,637
 6/30/1998            $ 10,005            $ 12,110
 7/31/1998            $  9,663            $ 11,981
 8/31/1998            $  7,667            $ 10,250
 9/30/1998            $  7,817            $ 10,907
10/31/1998            $  8,720            $ 11,794
11/30/1998            $  9,663            $ 12,509
12/31/1998            $ 10,135            $ 13,229
 1/31/1999            $ 10,085            $ 13,782
 2/28/1999            $  9,803            $ 13,353
 3/31/1999            $ 10,177            $ 13,888
 4/30/1999            $ 11,141            $ 14,425
 5/31/1999            $ 11,016            $ 14,085
 6/30/1999            $ 11,016            $ 14,866
 7/31/1999            $ 10,467            $ 14,402
 8/31/1999            $  9,990            $ 14,331
 9/30/1999            $  9,203            $ 13,938
10/31/1999            $  9,607            $ 14,820
11/30/1999            $  9,773            $ 15,121
12/31/1999            $  9,844            $ 16,012
 1/31/2000            $  9,434            $ 15,208
 2/29/2000            $  8,884            $ 14,921
 3/31/2000            $ 10,093            $ 16,380
 4/30/2000            $ 10,395            $ 15,887
 5/31/2000            $ 10,438            $ 15,561
 6/30/2000            $  9,844            $ 15,946
 7/31/2000            $ 10,006            $ 15,697
 8/31/2000            $ 10,578            $ 16,672
 9/30/2000            $ 10,708            $ 15,791
10/31/2000            $ 10,881            $ 15,725
11/30/2000            $ 10,125            $ 14,486
12/31/2000            $ 10,615            $ 14,557
 1/31/2001            $ 11,276            $ 15,074
 2/28/2001            $ 10,972            $ 13,700
 3/31/2001            $ 10,636            $ 12,833
 4/30/2001            $ 11,417            $ 13,829
 5/31/2001            $ 11,612            $ 13,922
 6/30/2001            $ 11,168            $ 13,583
 7/31/2001            $ 11,352            $ 13,450
 8/31/2001            $ 10,875            $ 12,610
 9/30/2001            $  9,628            $ 11,592
10/31/2001            $  9,856            $ 11,813
11/30/2001            $ 10,430            $ 12,720
12/31/2001            $ 11,052            $ 12,831
 1/31/2002            $ 10,684            $ 12,644
 2/28/2002            $ 10,792            $ 12,400
 3/31/2002            $ 11,627            $ 12,866
 4/30/2002            $ 11,519            $ 12,087
 5/31/2002            $ 11,291            $ 11,998
 6/30/2002            $ 10,445            $ 11,144
 7/31/2002            $  8,579            $ 10,276
 8/31/2002            $  8,905            $ 10,343
 9/30/2002            $  7,896            $  9,220
10/31/2002            $  8,037            $ 10,030
11/30/2002            $  8,601            $ 10,620
12/31/2002            $  8,493            $  9,996
 1/31/2003            $  8,190            $  9,735
 2/28/2003            $  8,038            $  9,589
 3/31/2003            $  7,864            $  9,681
 4/30/2003            $  8,365            $ 10,479
 5/31/2003            $  9,495            $ 11,030
 6/30/2003            $  9,506            $ 11,172
 7/31/2003            $  9,867            $ 11,368
 8/31/2003            $ 10,345            $ 11,590
 9/30/2003            $ 10,170            $ 11,467
10/31/2003            $ 10,508            $ 12,115
11/30/2003            $ 10,893            $ 12,222
12/31/2003            $ 11,754            $ 12,862
 1/31/2004            $ 12,022            $ 13,099
 2/29/2004            $ 12,325            $ 13,281
 3/31/2004            $ 12,278            $ 13,080
 4/30/2004            $ 11,404            $ 12,875
 5/31/2004            $ 11,485            $ 13,051
 6/30/2004            $ 12,057            $ 13,304
 7/31/2004            $ 11,555            $ 12,864
 8/31/2004            $ 11,345            $ 12,916
 9/30/2004            $ 12,103            $ 13,056
10/31/2004            $ 11,905            $ 13,255
11/30/2004            $ 13,351            $ 13,791
12/31/2004            $ 13,724            $ 14,260
 1/31/2005            $ 13,409            $ 13,912
 2/28/2005            $ 14,260            $ 14,205
 3/31/2005            $ 13,496            $ 13,953
 4/30/2005            $ 12,606            $ 13,688
 5/31/2005            $ 13,109            $ 14,123
 6/30/2005            $ 14,011            $ 14,143

--------------------------------------------------------------------------------
(1) The Fund's Adviser has committed through April 30, 2007, to waive fees and/or reimburse expenses to the extent necessary to maintain a certain net operating expense ratio for the Fund. Actual reductions of operating expenses can increase total return to shareholders. Without these reductions, the Fund's return would have been lower.

      Performance shown for the WELLS FARGO ADVANTAGE MULTI CAP VALUE Fund for periods prior to April 11, 2005 reflects the performance of the Strong Multi Cap Value Fund II, its predecessor fund. Effective at the close of business on April 8, 2005, certain of the Strong Funds were reorganized into certain of the WELLS FARGO ADVANTAGE FUNDS.

(2) The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index with each stock's weight in the Index proportionate to its market value. You cannot invest directly in an index.

(3) Sector distribution, portfolio holdings and fund characteristics are subject to change. Cash and cash equivalents are not reflected in the calculations of sector distribution, portfolio holdings and fund characteristics.

(4) The Ten Largest Equity Holdings are calculated based on the market value of the securities divided by total market value of the portfolio of the Fund.

(5) The chart compares the performance of the WELLS FARGO ADVANTAGE MULTI CAP VALUE FUND for the life of the Fund with the S&P 500 Index. The chart assumes a hypothetical $10,000 investment and reflects all operating expenses of the Fund.

WELLS FARGO ADVANTAGE VARIABLE TRUST FUNDS                PERFORMANCE HIGHLIGHTS
--------------------------------------------------------------------------------

OPPORTUNITY FUND

INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

      The WELLS FARGO ADVANTAGE OPPORTUNITY FUND(SM) (the Fund) seeks long-term capital appreciation.

ADVISER                                 SUB-ADVISER
   Wells Fargo Funds Management, LLC       Wells Capital Management Incorporated

FUND MANAGERS                           INCEPTION DATE
   Ann M. Miletti                          5/8/1992
   Richard T. Weiss

HOW DID THE FUND PERFORM OVER THE SIX-MONTH REPORTING PERIOD?
--------------------------------------------------------------------------------

      The Fund returned 0.62%(1) for the six-month period ended June 30, 2005, underperforming its benchmark, the Russell Midcap(R) Index(2), which returned 3.92%, during the same period.

      FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE BY CALLING 1-888-877-9275.

      PERFORMANCE FIGURES OF THE FUND DO NOT REFLECT FEES CHARGED PURSUANT TO THE TERMS OF VARIABLE LIFE INSURANCE POLICIES AND VARIABLE ANNUITY CONTRACTS. IF THEY DID, RETURNS WOULD BE LOWER.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE?
--------------------------------------------------------------------------------

      The Fund's energy sector weighting was almost twice that of its benchmark, which helped the Fund's performance, as the benchmark's energy stocks collectively rose by more than 32%, by far the strongest sector return during the first six months of the year. In addition to benefiting from this overweighting, the Fund's energy holdings did better as a group than their counterparts in the index. The second-strongest industry in the index was the consumer retail and restaurant group. Here, too, performance was helped by an overweighted position compared to the benchmark. On the negative side, the Fund's holdings in the cyclical and technology areas underperformed in relation to the index, which represented two of the weakest and most volatile sectors during the period.

WHAT CHANGES DID YOU MAKE TO THE FUND'S HOLDINGS DURING THE PERIOD?
--------------------------------------------------------------------------------

      The Fund stuck to its methodology of buying stocks that are selling at a discount to their intrinsic market value and selling stocks that approach their market value. This discipline allows us to be patient with stocks that are out of favor with the market, which is becoming the exception as investors become more focused on the short term. Our stock-by-stock approach led us to increase our holdings in the energy and consumer sectors, and decrease our holdings in the financial sector. To a lesser extent, we also reduced holdings in the cyclical and health care sectors. These sector weightings were fairly consistent throughout the period.

LOOKING AHEAD, WHAT IS YOUR STRATEGIC OUTLOOK?
--------------------------------------------------------------------------------

      Investors continue to take several factors into consideration, including inflation, interest rates, record-high energy prices and the threat of terrorism when making their investment decisions. Perhaps because of these factors, the distribution of valuations across all stocks are more tight than they have been historically (i.e. the range of valuations between high Price to Earnings stocks and low Price to Earnings stocks is narrower than it was a few years ago). In particular, the market is giving companies with high growth rates little credit for their superior profitability. The Fund's private market value approach (purchasing stocks at the price we would be willing to pay if we were acquiring the whole company) allows it to opportunistically look for attractively valued stocks in both the growth and value areas. We look for companies whose current stock valuations are between 50% and 60% of their private market value.

      We are currently looking to take advantage of this valuation compression by buying stocks with what we believe are favorable long-term growth outlooks.

      STOCK FUNDS SHOULD ONLY BE CONSIDERED FOR LONG-TERM GOALS AS VALUES FLUCTUATE IN RESPONSE TO THE ACTIVITIES OF INDIVIDUAL COMPANIES AND GENERAL MARKET AND ECONOMIC CONDITIONS. INVESTMENT STRATEGIES THAT EMPHASIZE PARTICULAR MARKET SEGMENTS OR FEWER SECURITIES TEND TO INCREASE THE TOTAL RISK OF AN INVESTMENT (RELATIVE TO THE BROADER MARKET). FUNDS THAT INVEST IN SMALLER COMPANIES INVOLVE ADDITIONAL RISKS BECAUSE THESE COMPANIES OFTEN HAVE LIMITED FINANCIAL RESOURCES, AND THEIR STOCKS TEND TO BE MORE VOLATILE AND LESS LIQUID THAN THOSE OF LARGER COMPANIES. THIS FUND IS EXPOSED TO FOREIGN INVESTMENTS RISK. CONSULT THE FUND'S PROSPECTUS FOR ADDITIONAL INFORMATION ON THESE AND OTHER RISKS.

--------------------------------------------------------------------------------
      The WELLS FARGO ADVANTAGE VARIABLE TRUST FUNDS are available for purchase through certain variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies. The participating insurance companies and their separate accounts are the shareholders or investors in the Fund and the separate accounts of the participating insurance companies place orders to purchase and redeem shares of the Fund based on, among other things, the amount of premium payments to be invested and the amount of surrender and transfer requests to be affected that day.

      PLEASE REFER TO THE PROSPECTUS PROVIDED BY YOUR PARTICIPATING INSURANCE COMPANY FOR DETAILED INFORMATION DESCRIBING THE SEPARATE ACCOUNTS FOR INFORMATION REGARDING SURRENDER CHARGES, MORTALITY AND EXPENSE RISK FEES AND OTHER CHARGES THAT MAY BE ASSESSED BY THE PARTICIPATING INSURANCE COMPANIES.

      The views expressed are as of June 30, 2005 and are those of the Fund's managers. The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector or the markets generally, or the WELLS FARGO ADVANTAGE OPPORTUNITY FUND.

PERFORMANCE HIGHLIGHTS                WELLS FARGO ADVANTAGE VARIABLE TRUST FUNDS
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN(1) (%) (AS OF JUNE 30, 2005)
--------------------------------------------------------------------------------

                                         6-Month*     1-Year     5-Year     10-Year
-----------------------------------------------------------------------------------
     Opportunity Fund                       0.62        9.34       3.30       11.95
-----------------------------------------------------------------------------------
     Benchmark
-----------------------------------------------------------------------------------
          Russell Midcap(R) Index           3.92       17.12       7.34       12.90

     *  RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.

FUND CHARACTERISTICS(3) (AS OF JUNE 30, 2005)
-----------------------------------------------------------------------------
     Beta**                                                             1.17
-----------------------------------------------------------------------------
     Price to Earnings Ratio (trailing 12 months)                      23.20x
-----------------------------------------------------------------------------
     Price to Book Ratio                                                2.33x
-----------------------------------------------------------------------------
     Median Market Cap ($B)                                           $ 8.50
-----------------------------------------------------------------------------
     Portfolio Turnover                                                   18%
-----------------------------------------------------------------------------
     Net Asset Value (NAV)                                            $22.59

** A MEASURE OF THE FUND'S SENSITIVITY TO MARKET MOVEMENTS. THE BENCHMARK BETA IS 1.00 BY DEFINITION.

TEN LARGEST EQUITY HOLDINGS(3),(4) (AS OF JUNE 30, 2005)
-----------------------------------------------------------------------------
     Weatherford International Limited                                  2.89%
-----------------------------------------------------------------------------
     Global Santa Fe Corporation                                        2.61%
-----------------------------------------------------------------------------
     Nordstrom Incorporated                                             2.39%
-----------------------------------------------------------------------------
     Cablevision Systems Incorporated                                   2.13%
-----------------------------------------------------------------------------
     Praxair Incorporated                                               2.10%
-----------------------------------------------------------------------------
     Ameritrade Holding Corporation                                     1.94%
-----------------------------------------------------------------------------
     BJ Services Company                                                1.87%
-----------------------------------------------------------------------------
     Autonation Incorporated                                            1.73%
-----------------------------------------------------------------------------
     Devon Energy Corporation                                           1.73%
-----------------------------------------------------------------------------
     Ensco International Incorporated                                   1.67%

SECTOR DISTRIBUTION(3) (AS OF JUNE 30, 2005)
--------------------------------------------------------------------------------

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

     Consumer Discretionary                                               28%
     Consumer Staples                                                      5%
     Energy                                                               13%
     Financials                                                           13%
     Health Care                                                           8%
     Industrials                                                           8%
     Information Technology                                               16%
     Materials                                                             5%
     Telecommunication Services                                            2%
     Utilities                                                             2%

GROWTH OF $10,000 INVESTMENT(5)
--------------------------------------------------------------------------------

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

               WELLS FARGO ADVANTAGE   RUSSELL MIDCAP(R)
                  OPPORTUNITY FUND          INDEX
 6/30/1995              10,000            $ 10,000
 7/31/1995              10,364              10,486
 8/31/1995              10,539              10,646
 9/30/1995              10,699              10,887
10/31/1995              10,465              10,643
11/30/1995              10,849              11,173
12/31/1995              11,123              11,238
 1/31/1996              11,351              11,475
 2/29/1996              11,690              11,744
 3/31/1996              11,736              11,914
 4/30/1996              12,198              12,252
 5/31/1996              12,280              12,437
 6/30/1996              11,930              12,250
 7/31/1996              11,242              11,492
 8/31/1996              11,685              12,039
 9/30/1996              12,124              12,633
10/31/1996              12,301              12,735
11/30/1996              13,174              13,511
12/31/1996              13,141              13,373
 1/31/1997              13,380              13,873
 2/28/1997              13,271              13,852
 3/31/1997              12,848              13,263
 4/30/1997              13,220              13,593
 5/31/1997              14,295              14,585
 6/30/1997              14,571              15,062
 7/31/1997              15,748              16,319
 8/31/1997              15,884              16,142
 9/30/1997              16,697              17,063
10/31/1997              16,180              16,399
11/30/1997              16,241              16,789
12/31/1997              16,486              17,252
 1/31/1998              16,463              16,927
 2/28/1998              17,785              18,250
 3/31/1998              18,827              19,116
 4/30/1998              19,248              19,164
 5/31/1998              18,535              18,571
 6/30/1998              18,698              18,828
 7/31/1998              18,044              17,930
 8/31/1998              14,948              15,062
 9/30/1998              15,963              16,037
10/31/1998              17,399              17,130
11/30/1998              17,889              17,941
12/31/1998              18,719              18,993
 1/31/1999              19,322              18,961
 2/28/1999              18,753              18,330
 3/31/1999              19,578              18,904
 4/30/1999              21,191              20,301
 5/31/1999              21,395              20,243
 6/30/1999              22,406              20,957
 7/31/1999              22,523              20,381
 8/31/1999              21,619              19,853
 9/30/1999              21,415              19,156
10/31/1999              22,659              20,063
11/30/1999              23,436              20,640
12/31/1999              25,253              22,456
 1/31/2000              24,505              21,713
 2/29/2000              24,932              23,382
 3/31/2000              27,497              24,721
 4/30/2000              26,973              23,551
 5/31/2000              27,157              22,927
 6/30/2000              26,283              23,605
 7/31/2000              25,972              23,341
 8/31/2000              27,740              25,578
 9/30/2000              26,720              25,213
10/31/2000              26,885              24,824
11/30/2000              25,136              22,590
12/31/2000              26,919              24,309
 1/31/2001              28,560              24,700
 2/28/2001              26,885              23,197
 3/31/2001              25,580              21,758
 4/30/2001              27,481              23,618
 5/31/2001              27,627              24,058
 6/30/2001              26,930              23,832
 7/31/2001              26,547              23,150
 8/31/2001              24,985              22,260
 9/30/2001              21,533              19,575
10/31/2001              22,814              20,351
11/30/2001              24,906              22,056
12/31/2001              25,922              22,942
 1/31/2002              25,655              22,805
 2/28/2002              25,056              22,563
 3/31/2002              26,348              23,916
 4/30/2002              24,949              23,452
 5/31/2002              24,776              23,187
 6/30/2002              21,990              21,632
 7/31/2002              19,485              19,521
 8/31/2002              19,498              19,628
 9/30/2002              17,272              17,817
10/31/2002              18,379              18,718
11/30/2002              20,364              20,017
12/31/2002              18,970              19,228
 1/31/2003              18,396              18,840
 2/28/2003              18,314              18,590
 3/31/2003              18,149              18,774
 4/30/2003              19,804              20,137
 5/31/2003              21,788              21,980
 6/30/2003              22,034              22,202
 7/31/2003              22,745              22,934
 8/31/2003              23,825              23,930
 9/30/2003              23,360              23,630
10/31/2003              24,687              25,434
11/30/2003              25,070              26,148
12/31/2003              25,990              26,931
 1/31/2004              27,085              27,714
 2/29/2004              27,550              28,310
 3/31/2004              27,400              28,316
 4/30/2004              27,017              27,277
 5/31/2004              27,646              27,953
 6/30/2004              28,276              28,727
 7/31/2004              27,345              27,471
 8/31/2004              26,907              27,590
 9/30/2004              27,947              28,485
10/31/2004              28,399              29,271
11/30/2004              29,822              31,054
12/31/2004              30,726              32,376
 1/31/2005              29,836              31,575
 2/28/2005              30,137              32,550
 3/31/2005              29,795              32,294
 4/30/2005              28,796              31,264
 5/31/2005              30,301              32,761
 6/30/2005              30,917              33,643

--------------------------------------------------------------------------------
(1) The Fund's Adviser has committed through April 30, 2007, to waive fees and/or reimburse expenses to the extent necessary to maintain a certain net operating expense ratio for the Fund. Actual reductions of operating expenses can increase total return to shareholders. Without these reductions, the Fund's return would have been lower.

      Performance shown for the WELLS FARGO ADVANTAGE OPPORTUNITY FUND for periods prior to April 11, 2005 reflects the performance of the Strong Opportunity Fund II, its predecessor fund. Effective at the close of business on April 8, 2005, certain of the Strong Funds were organized into certain of the WELLS FARGO ADVANTAGE FUNDS.

(2) Russell Midcap(R) Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 25% of the total market capitalization of the Russell 1000 Index. You cannot invest directly in an index.

(3) Sector distribution, portfolio holdings and fund characteristics are subject to change. Cash and cash equivalents are not reflected in the calculations of sector distribution, portfolio holdings and fund characteristics.

(4) The Ten Largest Equity Holdings are calculated based on the market value of the securities divided by total market value of the portfolio of the Fund.

(5) The chart compares the performance of the WELLS FARGO ADVANTAGE OPPORTUNITY FUND for the most recent ten years of the Fund with the Russell Midcap(R) Index. The chart assumes a hypothetical $10,000 investment and reflects all operating expenses of the Fund.

WELLS FARGO ADVANTAGE VARIABLE TRUST FUNDS                PERFORMANCE HIGHLIGHTS
--------------------------------------------------------------------------------

SMALL CAP GROWTH FUND

INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

      The WELLS FARGO ADVANTAGE SMALL CAP GROWTH FUND (the Fund) seeks long-term capital appreciation.

ADVISER                                 SUB-ADVISER
   Wells Fargo Funds Management, LLC       Wells Capital Management Incorporated

FUND MANAGERS                           INCEPTION DATE
   Jerome "Cam" Philpott, CFA              5/1/1995
   Stuart Roberts

HOW DID THE FUND PERFORM OVER THE SIX-MONTH REPORTING PERIOD?
--------------------------------------------------------------------------------

      The Fund returned (3.18)%(1) for the six-month period ended June 30, 2005, underperforming its benchmark, the Russell 2000(R) Index(2), which returned (1.25)%, during the same period.

      FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE BY CALLING 1-888-877-9275.

      PERFORMANCE FIGURES OF THE FUND DO NOT REFLECT FEES CHARGED PURSUANT TO THE TERMS OF VARIABLE LIFE INSURANCE POLICIES AND VARIABLE ANNUITY CONTRACTS. IF THEY DID, RETURNS WOULD BE LOWER.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE?
--------------------------------------------------------------------------------

      A sharp stock market sell-off early in 2005 that unexpectedly lasted the entire first quarter, coupled with persistently negative investor sentiment and sustained-high energy prices, depressed small-cap growth stocks. However, toward the end of the period, the portfolio gained ground as investors became more hopeful that there would be a pause in its series of interest rate hikes, spurring a market rally.

      Financial stocks were an area of strength for the Fund. For example, Internet lender E-Loan Inc. benefited from rising mortgage refinancing rates and a recent agreement to provide auto financing to eBay's customers. Stock selection in telecommunication services--most notably from Ubiquitel, a Sprint affiliate--also benefited the Fund. Finally, technology stocks contributed as several holdings reported good operating results, including Concur Technologies, a software company focused on expense management, and WebEx Communications, which helps enable meetings over the Internet.

      Conversely, the Fund's relative performance was hurt by its lack of meaningful exposure to the energy sector, which performed well given the lofty oil prices. Traditionally, this sector is not one in which small-cap growth managers tend to be highly invested. Elsewhere, the Fund's holdings in industrial groups lagged, solely due to Navigant Consulting's weak performance. Falling demand for Navigant's services hurt the company's earnings growth. Similarly, the Fund's underperformance in the health care sector primarily came from Eyetech Corporation. The stock fell when clinical trials revealed that its competitor, Genentech, had developed a more effective macular degeneration treatment.

WHAT CHANGES DID YOU MAKE TO THE FUND'S HOLDINGS DURING THE PERIOD?
--------------------------------------------------------------------------------

      Within the consumer discretionary group, Gamestop's merger with Electronics Boutique made Gamestop an attractive buy. We also purchased shares of Education Management, a post-secondary education company that reported the industry's best student enrollment figures in the year's first quarter. We also added to the Fund's weighting in technology stocks because of strong returns in that sector. Major sales included Eyetech and Navigant Consulting, both of which suffered from negative fundamental changes, as discussed above.

LOOKING AHEAD, WHAT IS YOUR STRATEGIC OUTLOOK?
--------------------------------------------------------------------------------

      We continue to believe the small-cap market's fundamentals warrant higher stock prices, and our outlook remains favorable for the balance of the year. Although earnings multiples have been constrained largely by interest rates and oil prices, we currently believe the Fed is closer to pausing its interest rate increases. Inflation and other macroeconomic data seem to support this view. However, a more lingering issue remains: the high--and rising--price of crude oil. The economy has held up surprisingly well to this point, but just how much energy prices will affect future growth is an ongoing debate. Nonetheless, consistent with our bottom-up, fundamental stock selection approach, we treat energy costs as just another element in determining the attractiveness of individual companies. Our recent conversations with company management teams have revitalized our search for exciting growth opportunities, and we are optimistic about upcoming earnings reports.

      STOCK FUNDS SHOULD ONLY BE CONSIDERED FOR LONG-TERM GOALS AS VALUES FLUCTUATE IN RESPONSE TO THE ACTIVITIES OF INDIVIDUAL COMPANIES AND GENERAL MARKET AND ECONOMIC CONDITIONS. FUNDS THAT INVEST IN SMALLER COMPANIES INVOLVE ADDITIONAL RISKS BECAUSE THESE COMPANIES OFTEN HAVE LIMITED FINANCIAL RESOURCES, AND THEIR STOCKS TEND TO BE MORE VOLATILE AND LESS LIQUID THAN THOSE OF LARGER COMPANIES. THE FUND'S INVESTMENT PROCESS MAY, AT TIMES, RESULT IN HIGHER THAN AVERAGE PORTFOLIO TURNOVER AND INCREASED TRADING EXPENSES, AND MAY GENERATE HIGHER SHORT-TERM CAPITAL GAINS. INVESTMENT STRATEGIES THAT EMPHASIZE PARTICULAR MARKET SEGMENTS OR FEWER SECURITIES TEND TO INCREASE THE TOTAL RISK OF AN INVESTMENT (RELATIVE TO THE BROADER MARKET). THIS FUND IS EXPOSED TO FOREIGN INVESTMENTS RISK. CONSULT THE FUND'S PROSPECTUS FOR ADDITIONAL INFORMATION ON THESE AND OTHER RISKS.

--------------------------------------------------------------------------------
  The WELLS FARGO ADVANTAGE VARIABLE TRUST FUNDS are available for purchase through certain variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies. The participating insurance companies and their separate accounts are the shareholders or investors in the Fund and the separate accounts of the participating insurance companies place orders to purchase and redeem shares of the Fund based on, among other things, the amount of premium payments to be invested and the amount of surrender and transfer requests to be affected that day.

      PLEASE REFER TO THE PROSPECTUS PROVIDED BY YOUR PARTICIPATING INSURANCE COMPANY FOR DETAILED INFORMATION DESCRIBING THE SEPARATE ACCOUNTS FOR INFORMATION REGARDING SURRENDER CHARGES, MORTALITY AND EXPENSE RISK FEES AND OTHER CHARGES THAT MAY BE ASSESSED BY THE PARTICIPATING INSURANCE COMPANIES.

      The views expressed are as of June 30, 2005 and are those of the Fund's managers. The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector or the markets generally, or the WELLS FARGO ADVANTAGE SMALL CAP GROWTH FUND.

PERFORMANCE HIGHLIGHTS                WELLS FARGO ADVANTAGE VARIABLE TRUST FUNDS
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN(1) (%) (AS OF JUNE 30, 2005)
--------------------------------------------------------------------------------

                                        6-Month*    1-Year    5-Year     10-Year
--------------------------------------------------------------------------------
     Small Cap Growth Fund                (3.18)      0.93   (12.12)      2.37
--------------------------------------------------------------------------------
     Benchmark
--------------------------------------------------------------------------------
          Russell 2000(R) Index(2)        (1.25)      9.45     5.71       9.90

     *  RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.

FUND CHARACTERISTICS(3) (AS OF JUNE 30, 2005)
-----------------------------------------------------------------------------
     Beta**                                                             0.89
-----------------------------------------------------------------------------
     Price to Earnings Ratio (trailing 12 months)                      23.20x
-----------------------------------------------------------------------------
     Price to Book Ratio                                                3.30x
-----------------------------------------------------------------------------
     Median Market Cap ($B)                                           $ 0.92
-----------------------------------------------------------------------------
     Portfolio Turnover                                                   60%
-----------------------------------------------------------------------------
     Net Asset Value (NAV)                                            $ 7.60

** A MEASURE OF THE FUND'S SENSITIVITY TO MARKET MOVEMENT. THE BENCHMARK BETA IS 1.00 BY DEFINITION.

TEN LARGEST EQUITY HOLDINGS(3),(4) (AS OF JUNE 30, 2005)
-----------------------------------------------------------------------------
     Marvel Enterprises Incorporated                                    2.87%
-----------------------------------------------------------------------------
     Open Solutions Incorporated                                        2.68%
-----------------------------------------------------------------------------
     Ubiquitel Incorporated                                             2.65%
-----------------------------------------------------------------------------
     Advanced Medical Optics Incorporated                               2.54%
-----------------------------------------------------------------------------
     Gardner Denver Incorporated                                        2.29%
-----------------------------------------------------------------------------
     Resources Connection Incorporated                                  2.27%
-----------------------------------------------------------------------------
     iVillage Incorporated                                              2.19%
-----------------------------------------------------------------------------
     Quest Software Incorporated                                        2.16%
-----------------------------------------------------------------------------
     Hughes Supply Incorporated                                         2.03%
-----------------------------------------------------------------------------
     CNet Networks Incorporated                                         2.01%

SECTOR DISTRIBUTION(3) (AS OF JUNE 30, 2005)
--------------------------------------------------------------------------------

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

     Consumer Discretionary                                               16%
     Consumer Staples                                                      1%
     Energy                                                                1%
     Financial Services                                                    5%
     Health Care                                                          19%
     Industrials                                                          21%
     Information Technology                                               31%
     Materials                                                             2%
     Telecommunications Services                                           4%

GROWTH OF $10,000 INVESTMENT(5)
--------------------------------------------------------------------------------

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

               WELLS FARGO ADVANTAGE   RUSSELL 2000(R)
                  SMALL CAP GROWTH          INDEX
 6/30/1995              10,000            $ 10,000
 7/31/1995              11,003              10,576
 8/31/1995              11,218              10,795
 9/30/1995              11,172              10,988
10/31/1995              10,572              10,497
11/30/1995              10,862              10,938
12/31/1995              10,867              11,227
 1/31/1996              10,906              11,214
 2/29/1996              11,206              11,564
 3/31/1996              11,700              11,800
 4/30/1996              13,019              12,431
 5/31/1996              13,513              12,921
 6/30/1996              12,563              12,390
 7/31/1996              11,351              11,308
 8/31/1996              12,350              11,965
 9/30/1996              12,951              12,433
10/31/1996              13,203              12,242
11/30/1996              13,823              12,746
12/31/1996              14,286              13,080
 1/31/1997              14,593              13,342
 2/28/1997              13,768              13,019
 3/31/1997              12,635              12,404
 4/30/1997              12,265              12,439
 5/31/1997              14,741              13,824
 6/30/1997              15,006              14,417
 7/31/1997              15,969              15,087
 8/31/1997              16,371              15,433
 9/30/1997              17,598              16,562
10/31/1997              16,466              15,835
11/30/1997              15,768              15,732
12/31/1997              15,684              16,007
 1/31/1998              15,315              15,755
 2/28/1998              16,766              16,919
 3/31/1998              17,233              17,616
 4/30/1998              17,269              17,713
 5/31/1998              16,016              16,758
 6/30/1998              16,151              16,793
 7/31/1998              14,430              15,433
 8/31/1998              11,075              12,436
 9/30/1998              11,640              13,410
10/31/1998              12,132              13,957
11/30/1998              12,845              14,688
12/31/1998              13,414              15,597
 1/31/1999              12,995              15,805
 2/28/1999              11,774              14,525
 3/31/1999              11,515              14,751
 4/30/1999              12,169              16,073
 5/31/1999              12,144              16,307
 6/30/1999              12,773              17,045
 7/31/1999              12,760              16,578
 8/31/1999              12,847              15,964
 9/30/1999              13,340              15,967
10/31/1999              15,300              16,033
11/30/1999              17,864              16,990
12/31/1999              22,303              18,913
 1/31/2000              22,796              18,609
 2/29/2000              28,406              21,681
 3/31/2000              24,744              20,252
 4/30/2000              21,723              19,033
 5/31/2000              19,418              17,923
 6/30/2000              24,115              19,486
 7/31/2000              22,673              18,859
 8/31/2000              25,651              20,298
 9/30/2000              25,081              19,701
10/31/2000              21,599              18,822
11/30/2000              16,143              16,889
12/31/2000              17,267              18,340
 1/31/2001              17,466              19,296
 2/28/2001              13,873              18,030
 3/31/2001              11,860              17,148
 4/30/2001              13,807              18,489
 5/31/2001              13,823              18,944
 6/30/2001              14,156              19,598
 7/31/2001              13,274              18,537
 8/31/2001              12,226              17,939
 9/30/2001              10,097              15,524
10/31/2001              11,278              16,432
11/30/2001              12,143              17,704
12/31/2001              13,058              18,796
 1/31/2002              12,409              18,601
 2/28/2002              11,312              18,091
 3/31/2002              12,276              19,546
 4/30/2002              11,711              19,724
 5/31/2002              11,012              18,848
 6/30/2002              10,064              17,913
 7/31/2002               8,168              15,208
 8/31/2002               8,134              15,170
 9/30/2002               7,469              14,081
10/31/2002               8,051              14,533
11/30/2002               8,650              15,829
12/31/2002               8,068              14,948
 1/31/2003               7,735              14,534
 2/28/2003               7,585              14,095
 3/31/2003               7,619              14,277
 4/30/2003               8,400              15,630
 5/31/2003               9,099              17,307
 6/30/2003               9,432              17,620
 7/31/2003               9,881              18,723
 8/31/2003              10,347              19,581
 9/30/2003              10,031              19,219
10/31/2003              11,029              20,833
11/30/2003              11,378              21,573
12/31/2003              11,478              22,010
 1/31/2004              12,127              22,966
 2/29/2004              12,143              23,172
 3/31/2004              12,476              23,388
 4/30/2004              11,894              22,195
 5/31/2004              12,343              22,548
 6/30/2004              12,526              23,497
 7/31/2004              11,112              21,915
 8/31/2004              10,646              21,802
 9/30/2004              11,345              22,826
10/31/2004              11,694              23,275
11/30/2004              12,243              25,294
12/31/2004              13,058              26,043
 1/31/2005              12,493              24,957
 2/28/2005              12,310              25,379
 3/31/2005              12,060              24,653
 4/30/2005              11,378              23,240
 5/31/2005              12,110              24,762
 6/30/2005              12,642              25,718

--------------------------------------------------------------------------------
(1) The Fund's Adviser has committed through April 30, 2006, to waive fees and/or reimburse expenses to the extent necessary to maintain a certain net operating expense ratio for the Fund. Actual reductions of operating expenses can increase total return to shareholders. Without these reductions, the Fund's returns would have been lower.

      Prior to April 11, 2005, the WELLS FARGO ADVANTAGE SMALL CAP GROWTH FUND was named the Wells Fargo Small Cap Growth Fund. Performance shown for the Fund for periods prior to September 20, 1999 reflects performance of the Norwest Select Small Company Stock Fund, (the accounting survivor of a merger of the Life and Annuity Trust Strategic Growth Fund and the Norwest Select Small Company Stock Fund) its predecessor fund. Effective at the close of business September 17,1999, the Life and Annuity Trust and Norwest Select Funds were reorganized into the WELLS FARGO ADVANTAGE VARIABLE TRUST FUNDS.

(2) The Russell 2000(R) Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, and represents approximately 8% of the total market capitalization of the Russell 3000 Index. You cannot invest directly in an index.

(3) Sector distribution, portfolio holdings and fund characteristics are subject to change. Cash and cash equivalents are not reflected in the calculations of sector distribution, portfolio holdings and fund characteristics.

(4) The Ten Largest Equity Holdings are calculated based on the market value of the securities divided by total market value of the portfolio of the Fund.

(5) The chart compares the performance of the WELLS FARGO ADVANTAGE SMALL CAP GROWTH FUND for the most recent ten years with the Russell 2000(R) Index. The chart assumes a hypothetical $10,000 investment and reflects all operating expenses of the Fund.

WELLS FARGO ADVANTAGE VARIABLE TRUST FUNDS                PERFORMANCE HIGHLIGHTS
--------------------------------------------------------------------------------

TOTAL RETURN BOND FUND

INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

      The WELLS FARGO ADVANTAGE TOTAL RETURN BOND FUND (the Fund) seeks total return consisting of both income and capital appreciation.

ADVISER                                 SUB-ADVISER
Wells Fargo Funds Management, LLC          Wells Capital Management Incorporated

FUND MANAGERS                           INCEPTION DATE
William Stevens                            9/20/1999
   Marie Chandoha
   Thomas O'Connor, CFA

HOW DID THE FUND PERFORM OVER THE SIX-MONTH REPORTING PERIOD?
--------------------------------------------------------------------------------

      The Fund returned 2.29%(1) for the six-month period ended June 30, 2005, underperforming its benchmark, the Lehman Brothers Aggregate Bond Index(2), which returned 2.51%, for the same period.

      FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE BY CALLING 1-888-877-9275.

      PERFORMANCE FIGURES OF THE FUND DO NOT REFLECT FEES CHARGED PURSUANT TO THE TERMS OF VARIABLE LIFE INSURANCE POLICIES AND VARIABLE ANNUITY CONTRACTS. IF THEY DID, RETURNS WOULD BE LOWER.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE?
--------------------------------------------------------------------------------

      Several corporate holdings were strong contributors to performance, in particular Daimler Chrysler and Time Warner. Our positioning in Russian bonds also benefited performance as Russia rallied on higher oil prices and its long-awaited upgrade to investment-grade paper by Standard & Poor's rating agency. Relative value trades in large CMO (Centralized Mortgage Obligation) positions contributed to performance. Our overweighting in 15-year Freddie Mac mortgage pools contributed to performance as the sector outperformed 30-year mortgage pools, which make up most of the mortgage component of the benchmark. Our overweight to AAA-rated CMBS (Commercial Mortgage Backed Securities) and ABS (Asset Based Security) contributed to performance as these sectors outperformed Treasuries.

      A detractor from Fund performance was our overweighting in the corporate sector. Specific holdings detracted from performance including JC Penney and Georgia Pacific. Being underweighted in the 15-year, 4.5% mortgage sector also detracted from performance.

WHAT CHANGES DID YOU MAKE TO THE FUND'S HOLDINGS DURING THE PERIOD?
--------------------------------------------------------------------------------

      During the period, we kept the Fund's portfolio close to its benchmark in terms of duration and yield curve. We found opportunities in CMOs and specific mortgage pools, yet our overall positioning in mortgages was more conservative than the benchmark. We were overweighted in the corporate sector during most of the period, but reduced our corporate holdings as volatility and event risk (i.e. unpredictable risk due to unforeseen events partaken by or associated with a company) rose in the sector in the second quarter of 2005. Our portfolio turnover was higher than average during the period as we found opportunities that we believed would add to performance versus our benchmark through our relative value approach.

LOOKING AHEAD, WHAT IS YOUR STRATEGIC OUTLOOK?
--------------------------------------------------------------------------------

      Our portfolio positioning is cautious and selective as we enter the second half of the year. Outside of the CMBS market--where we still see value and maintain a 5% overweight position--we are happy with our positioning in other sectors. Our attention remains focused on extracting value through relative value trading and identifying undervalued securities where we see opportunities.

      We believe valuation levels in mortgages continue to look expensive and fundamentals are weak with 10-year Treasury yields hovering around the nail biting level of 4%. Mortgages can be expected to have very different risk characteristics if interest rates rise or fall just 25 basis points from here. Our focus is on mortgage instruments that will weather even small market moves better than the overall Mortgage Sector.

      In the corporate market, companies continue to cater to shareholders - buying back stock, restructuring, and paying bigger dividends. Credit fundamentals probably peaked in the fourth quarter and we are likely to see continued deceleration of revenue and EBITDA (Earnings Before Interest, Tax, Depreciation and Amortization) growth with second quarter earnings. The prospect of leveraged buy-outs also continues to weigh on the market. We like regulated industries such as utilities and insurance and other sectors such as REITs (Real Estate Investment Trust) where bond issues have covenants to protect investors. We are avoiding sectors like retail, entertainment, cable/media and consumer products where there is likely to be significant event risk and investors are not compensated for it. We also like sectors that are unlikely to see much event risk, like aerospace and defense, railroads and telecom (where event risk has been happening for some time and we now believe is coming to a close). In industries where we believe event risk is more priced in, notably supermarkets and paper, we have taken neutral positions.

      We have limited interest rate and yield curve exposures versus the Fund's benchmark. We continue to find undervalued securities on a security specific level and are taking advantage of them.

      BOND VALUES FLUCTUATE IN RESPONSE TO THE FINANCIAL CONDITION OF INDIVIDUAL ISSUERS, GENERAL MARKET AND ECONOMIC CONDITIONS, AND CHANGES IN INTEREST RATES. IN GENERAL, WHEN INTEREST RATES RISE, BOND FUND VALUES FALL AND INVESTORS CAN LOSE PRINCIPAL VALUE. INVESTMENT STRATEGIES THAT EMPHASIZE PARTICULAR MARKET SEGMENTS OR FEWER SECURITIES TEND TO INCREASE THE TOTAL RISK OF AN INVESTMENT (RELATIVE TO THE BROADER MARKET). THIS FUND IS EXPOSED TO FOREIGN INVESTMENTS RISK. CONSULT THE FUND'S PROSPECTUS FOR ADDITIONAL INFORMATION ON THESE AND OTHER RISKS.

--------------------------------------------------------------------------------

PERFORMANCE HIGHLIGHTS                WELLS FARGO ADVANTAGE VARIABLE TRUST FUNDS
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN(1) (%) (AS OF JUNE 30, 2005)
--------------------------------------------------------------------------------

                                                          6-Month*     1-Year     5-Year      Life of Fund
----------------------------------------------------------------------------------------------------------
     Total Return Bond Fund (Incept. Date 09/20/99)          2.29        6.49       7.55           6.94
----------------------------------------------------------------------------------------------------------
     Benchmark
----------------------------------------------------------------------------------------------------------
          Lehman Brothers Aggregate Bond Index(2)            2.51        6.80       7.40           7.11

     *  RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.

FUND CHARACTERISTICS(3) (AS OF JUNE 30, 2005)
-----------------------------------------------------------------------------
     Average Credit Quality(4)                                            Aa
-----------------------------------------------------------------------------
     Weighted Average Coupon                                            5.04%
-----------------------------------------------------------------------------
     Weighted Average Maturity                                    6.48 years
-----------------------------------------------------------------------------
     Average Duration                                             4.16 years
-----------------------------------------------------------------------------
     Portfolio Turnover                                                  422%
-----------------------------------------------------------------------------
     Distribution Rate(5)                                               3.66
-----------------------------------------------------------------------------
     30-Day SEC Yield(6)                                                3.61%
-----------------------------------------------------------------------------
     Net Asset Value (NAV)                                            $10.13

SECTOR DISTRIBUTION(3) (AS OF JUNE 30, 2005)
--------------------------------------------------------------------------------

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

     U.S Treasury Securities                                              17%
     U.S. Agency Securities                                                9%
     Mortgage Securities                                                  20%
     ABS/CMBS                                                             14%
     Collateralized Mortgage Obligations                                  24%
     Corporate Bonds & Notes                                              16%

GROWTH OF $10,000 INVESTMENT(7)
--------------------------------------------------------------------------------

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

                                       LEHMAN BROTHERS
               WELLS FARGO ADVANTAGE      AGGREGATE
                TOTAL RETURN BOND        BOND INDEX
 9/20/1999              10,000            $ 10,000
 9/30/1999              10,005            $ 10,000
10/31/1999              10,060              10,037
11/30/1999              10,030              10,036
12/31/1999               9,984               9,988
 1/31/2000               9,958               9,955
 2/29/2000              10,082              10,076
 3/31/2000              10,252              10,208
 4/30/2000              10,059              10,179
 5/31/2000              10,011              10,174
 6/30/2000              10,244              10,386
 7/31/2000              10,342              10,480
 8/31/2000              10,515              10,632
 9/30/2000              10,539              10,699
10/31/2000              10,587              10,770
11/30/2000              10,729              10,947
12/31/2000              11,004              11,150
 1/31/2001              11,202              11,333
 2/28/2001              11,343              11,432
 3/31/2001              11,369              11,489
 4/30/2001              11,274              11,441
 5/31/2001              11,346              11,509
 6/30/2001              11,350              11,553
 7/31/2001              11,647              11,812
 8/31/2001              11,787              11,948
 9/30/2001              11,687              12,087
10/31/2001              11,987              12,340
11/30/2001              11,932              12,170
12/31/2001              11,820              12,092
 1/31/2002              11,881              12,190
 2/28/2002              11,948              12,308
 3/31/2002              11,819              12,104
 4/30/2002              12,021              12,339
 5/31/2002              12,132              12,443
 6/30/2002              12,085              12,551
 7/31/2002              12,006              12,703
 8/31/2002              12,247              12,917
 9/30/2002              12,413              13,126
10/31/2002              12,291              13,066
11/30/2002              12,455              13,062
12/31/2002              12,735              13,332
 1/31/2003              12,780              13,344
 2/28/2003              13,009              13,528
 3/31/2003              13,081              13,517
 4/30/2003              13,388              13,629
 5/31/2003              13,709              13,882
 6/30/2003              13,720              13,854
 7/31/2003              13,270              13,389
 8/31/2003              13,397              13,477
 9/30/2003              13,775              13,834
10/31/2003              13,642              13,706
11/30/2003              13,663              13,738
12/31/2003              13,805              13,879
 1/31/2004              13,921              13,990
 2/29/2004              14,073              14,141
 3/31/2004              14,172              14,247
 4/30/2004              13,828              13,876
 5/31/2004              13,777              13,821
 6/30/2004              13,842              13,900
 7/31/2004              13,981              14,037
 8/31/2004              14,234              14,305
 9/30/2004              14,274              14,344
10/31/2004              14,385              14,464
11/30/2004              14,270              14,349
12/31/2004              14,411              14,481
 1/31/2005              14,496              14,572
 2/28/2005              14,422              14,486
 3/31/2005              14,322              14,412
 4/30/2005              14,509              14,607
 5/31/2005              14,668              14,765
 6/30/2005              14,741              14,846

--------------------------------------------------------------------------------
      The WELLS FARGO ADVANTAGE VARIABLE TRUST FUNDS are available for purchase through certain variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies. The participating insurance companies and their separate accounts are the shareholders or investors in the Fund and the separate accounts of the participating insurance companies place orders to purchase and redeem shares of the Fund based on, among other things, the amount of premium payments to be invested and the amount of surrender and transfer requests to be affected that day.

      PLEASE REFER TO THE PROSPECTUS PROVIDED BY YOUR PARTICIPATING INSURANCE COMPANY FOR DETAILED INFORMATION DESCRIBING THE SEPARATE ACCOUNTS FOR INFORMATION REGARDING SURRENDER CHARGES, MORTALITY AND EXPENSE RISK FEES AND OTHER CHARGES THAT MAY BE ASSESSED BY THE PARTICIPATING INSURANCE COMPANIES.

      The views expressed are as of June 30, 2005 and are those of the Fund's managers. The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector or the markets generally, or the WELLS FARGO ADVANTAGE TOTAL RETURN BOND FUND.

(1) The Fund's Adviser has committed through April 30, 2006, to waive fees and/or reimburse expenses to the extent necessary to maintain a certain net operating expense ratio for the Fund. Actual reductions of operating expenses can increase total return to shareholders. Without these reductions, the Fund's return would have been lower.

      Prior to April 11, 2005, the WELLS FARGO ADVANTAGE TOTAL RETURN BOND FUND was named the Wells Fargo Total Return Bond Fund. Effective May 1, 2003, the Fund was renamed the Wells Fargo Variable Total Return Bond Fund and the investment policies of the Fund changed. The performance shown reflects the investment policies in effect as of the date indicated.

(2)The Lehman Brothers Aggregate Bond Index is composed of the Lehman Brothers Government/Corporate Index and the Mortgage-Backed Securities Index and includes Treasury issues, agency issues, corporate bond issues and mortgage-backed securities. You cannot invest directly in an index.

(3) Sector distribution, portfolio holdings and fund characteristics are subject to change. Cash and cash equivalents are not reflected in the calculations of sector distribution, portfolio holdings and fund characteristics.

(4) The average credit quality is compiled from the ratings of Standard & Poor's and/or Moody's Investors Service (together "rating agencies"). Standard & Poor's is a trademark of McGraw-Hill, Inc., and has been licensed. The Fund is not sponsored, sold or promoted by these rating agencies and these rating agencies make no representation regarding the advisability of investing in the Fund.

(5) The distribution rate is based on the actual distributions made by the Fund. The distribution rate is calculated by annualizing the Fund's most recent income dividend and dividing that figure by the applicable current public offering price.

(6) SEC yields include the actual amount of interest earned adjusted by any gain or loss realized due to the return of principal, less expenses and the maximum offering price calculated on a 30-day month-end basis.

(7) The chart compares the performance of the WELLS FARGO ADVANTAGE TOTAL RETURN BOND FUND for the life of the Fund with the Lehman Brothers Aggregate Bond Index. The chart assumes a hypothetical $10,000 investment and reflects all operating expenses of the Fund.

WELLS FARGO ADVANTAGE VARIABLE TRUST FUNDS             FUND EXPENSES (UNAUDITED)
--------------------------------------------------------------------------------

      As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees (if any) and exchange fees (if any); and (2) ongoing costs, including management fees; distribution (12b-1) and/or shareholder service fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

      The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2005 to June 30, 2005).

ACTUAL EXPENSES

      The "Actual" line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Actual" line under the heading entitled "Expenses Paid During Period" for your applicable class of shares to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

      The "Hypothetical" line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

      Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the "Hypothetical" line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                Beginning      Ending
                                                 Account      Account      Expenses     Net Annual
                                                  Value        Value      Paid During    Expense
                                                 01/01/05     06/30/05    the Period*     Ratio

     Asset Allocation Fund
--------------------------------------------------------------------------------------------------
     Actual                                     $ 1,000.00   $ 1,009.20     $ 4.98        1.00%
--------------------------------------------------------------------------------------------------
     Hypothetical (5% return before expenses)   $ 1,000.00   $ 1,019.84     $ 5.01        1.00%

     C&B Large Cap Value Fund
--------------------------------------------------------------------------------------------------
     Actual                                     $ 1,000.00   $ 1,012.60     $ 4.99        1.00%
--------------------------------------------------------------------------------------------------
     Hypothetical (5% return before expenses)   $ 1,000.00   $ 1,019.84     $ 5.01        1.00%

     Discovery Fund
--------------------------------------------------------------------------------------------------
     Actual                                     $ 1,000.00   $   992.10     $ 3.90        0.79%
--------------------------------------------------------------------------------------------------
     Hypothetical (5% return before expenses)   $ 1,000.00   $ 1,020.88     $ 3.96        0.79%

     Equity Income Fund
--------------------------------------------------------------------------------------------------
     Actual                                     $ 1,000.00   $ 1,009.00     $ 4.98        1.00%
--------------------------------------------------------------------------------------------------
     Hypothetical (5% return before expenses)   $ 1,000.00   $ 1,019.84     $ 5.01        1.00%

     International Core Fund
--------------------------------------------------------------------------------------------------
     Actual                                     $ 1,000.00   $   990.30     $ 4.93        1.00%
--------------------------------------------------------------------------------------------------
     Hypothetical (5% return before expenses)   $ 1,000.00   $ 1,019.84     $ 5.01        1.00%

     Large Company Core Fund
--------------------------------------------------------------------------------------------------
     Actual                                     $ 1,000.00   $   939.90     $ 4.81        1.00%
--------------------------------------------------------------------------------------------------
     Hypothetical (5% return before expenses)   $ 1,000.00   $ 1,019.84     $ 5.01        1.00%

     Large Company Growth Fund
--------------------------------------------------------------------------------------------------
     Actual                                     $ 1,000.00   $ 1,020.90     $ 5.01        1.00%
--------------------------------------------------------------------------------------------------
     Hypothetical (5% return before expenses)   $ 1,000.00   $ 1,019.84     $ 5.01        1.00%

FUND EXPENSES (UNAUDITED)             WELLS FARGO ADVANTAGE VARIABLE TRUST FUNDS
--------------------------------------------------------------------------------

                                                Beginning      Ending
                                                 Account      Account      Expenses     Net Annual
                                                  Value        Value      Paid During    Expense
                                                 01/01/05     06/30/05    the Period*     Ratio
     Money Market Fund
--------------------------------------------------------------------------------------------------
     Actual                                     $ 1,000.00   $ 1,010.10     $  3.74       0.75%
--------------------------------------------------------------------------------------------------
     Hypothetical (5% return before expenses)   $ 1,000.00   $ 1,021.08     $  3.76       0.75%

     Multi Cap Value Fund
--------------------------------------------------------------------------------------------------
     Actual                                     $ 1,000.00   $ 1,020.90     $  6.16       1.23%
--------------------------------------------------------------------------------------------------
     Hypothetical (5% return before expenses)   $ 1,000.00   $ 1,018.70     $  6.16       1.23%

     Opportunity Fund
--------------------------------------------------------------------------------------------------
     Actual                                     $ 1,000.00   $ 1,006.20     $  5.57       1.12%
--------------------------------------------------------------------------------------------------
     Hypothetical (5% return before expenses)   $ 1,000.00   $ 1,019.24     $  5.61       1.12%

     Small Cap Growth Fund
--------------------------------------------------------------------------------------------------
     Actual                                     $ 1,000.00   $   968.20     $  5.86       1.20%
--------------------------------------------------------------------------------------------------
     Hypothetical (5% return before expenses)   $ 1,000.00   $ 1,018.84     $  6.01       1.20%

     Total Return Bond Fund
--------------------------------------------------------------------------------------------------
     Actual                                     $ 1,000.00   $ 1,027.90     $  4.53       0.90%
--------------------------------------------------------------------------------------------------
     Hypothetical (5% return before expenses)   $ 1,000.00   $ 1,020.33     $  4.51       0.90%

* EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSES RATIO MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS IN THE MOST RECENT FISCAL HALF-YEAR DIVIDED BY THE NUMBER OF DAYS IN THE FISCAL YEAR (TO REFLECT THE ONE-HALF YEAR PERIOD).

WELLS FARGO ADVANTAGE VARIABLE TRUST FUNDS           PORTFOLIO OF INVESTMENTS --
                                                       JUNE 30, 2005 (UNAUDITED)
--------------------------------------------------------------------------------

   ASSET ALLOCATION FUND
-------------------------------------------------------------------------------------------------------------------------------

SHARES         SECURITY NAME                                                                                         VALUE
COMMON STOCKS - 56.96%

AMUSEMENT & RECREATION SERVICES - 0.12%
        3,015  HARRAH'S ENTERTAINMENT INCORPORATED                                                               $      217,291
        5,707  INTERNATIONAL GAME TECHNOLOGY                                                                            160,652

                                                                                                                        377,943
                                                                                                                 --------------

APPAREL & ACCESSORY STORES - 0.26%
       12,580  GAP INCORPORATED                                                                                         248,455
        5,416  KOHL'S CORPORATION+                                                                                      302,808
        6,312  LIMITED BRANDS                                                                                           135,203
        2,040  NORDSTROM INCORPORATED                                                                                   138,659

                                                                                                                        825,125
                                                                                                                 --------------

APPAREL & OTHER FINISHED PRODUCTS MADE FROM FABRICS & SIMILAR MATERIALS - 0.07%
        2,002  JONES APPAREL GROUP INCORPORATED                                                                          62,142
        1,802  LIZ CLAIBORNE INCORPORATED                                                                                71,648
        1,660  VF CORPORATION                                                                                            94,985

                                                                                                                        228,775
                                                                                                                 --------------

APPLICATIONS SOFTWARE - 0.02%
        2,810  CITRIX SYSTEMS INCORPORATED+<<                                                                            60,865
                                                                                                                 --------------

AUTOMOTIVE DEALERS & GASOLINE SERVICE STATIONS - 0.06%
        3,706  AUTONATION INCORPORATED+                                                                                  76,047
        1,089  AUTOZONE INCORPORATED+<<                                                                                 100,689

                                                                                                                        176,736
                                                                                                                 --------------

AUTOMOTIVE REPAIR, SERVICES & PARKING - 0.01%
        1,068  RYDER SYSTEMS INCORPORATED                                                                                39,089
                                                                                                                 --------------

BUILDING CONSTRUCTION-GENERAL CONTRACTORS & OPERATIVE BUILDERS - 0.13%
        2,123  CENTEX CORPORATION<<                                                                                     150,033
        1,383  KB HOME                                                                                                  105,426
        1,969  PULTE HOMES INCORPORATED                                                                                 165,888

                                                                                                                        421,347
                                                                                                                 --------------

BUILDING MATERIALS, HARDWARE, GARDEN SUPPLY & MOBILE HOME DEALERS - 0.70%
       35,634  HOME DEPOT INCORPORATED                                                                                1,386,163
       12,824  LOWE'S COMPANIES INCORPORATED                                                                            746,613
        2,078  SHERWIN-WILLIAMS COMPANY                                                                                  97,853

                                                                                                                      2,230,629
                                                                                                                 --------------

BUSINESS SERVICES - 3.58%
        8,118  ADOBE SYSTEMS INCORPORATED<<                                                                             232,337
        2,099  AFFILIATED COMPUTER SERVICES INCORPORATED CLASS A+<<                                                     107,259
        3,795  AUTODESK INCORPORATED                                                                                    130,434
        9,684  AUTOMATIC DATA PROCESSING INCORPORATED                                                                   406,438
        3,677  BMC SOFTWARE INCORPORATED+                                                                                66,002
       17,458  CENDANT CORPORATION                                                                                      390,535
        8,836  COMPUTER ASSOCIATES INTERNATIONAL INCORPORATED                                                           242,813
        3,056  COMPUTER SCIENCES CORPORATION+                                                                           133,547
        6,449  COMPUWARE CORPORATION+                                                                                    46,368

PORTFOLIO OF INVESTMENTS --           WELLS FARGO ADVANTAGE VARIABLE TRUST FUNDS
JUNE 30, 2005 (UNAUDITED)
--------------------------------------------------------------------------------

    ASSET ALLOCATION FUND
-------------------------------------------------------------------------------------------------------------------------------

SHARES         SECURITY NAME                                                                                         VALUE
BUSINESS SERVICES (CONTINUED)
        2,361  CONVERGYS CORPORATION+<<                                                                          $       33,573
       20,168  EBAY INCORPORATED+                                                                                       665,746
        5,088  ELECTRONIC ARTS INCORPORATED+                                                                            288,032
        8,614  ELECTRONIC DATA SYSTEMS CORPORATION                                                                      165,820
        2,155  EQUIFAX INCORPORATED                                                                                      76,955
       12,927  FIRST DATA CORPORATION                                                                                   518,890
        3,175  FISERV INCORPORATED+                                                                                     136,366
        3,761  IMS HEALTH INCORPORATED                                                                                   93,160
        7,020  INTERPUBLIC GROUP OF COMPANIES INCORPORATED+<<                                                            85,504
        3,078  INTUIT INCORPORATED+                                                                                     138,849
        1,437  MERCURY INTERACTIVE CORPORATION+<<                                                                        55,123
      166,820  MICROSOFT CORPORATION                                                                                  4,143,809
        2,006  MONSTER WORLDWIDE INCORPORATED+                                                                           57,532
        3,101  NCR CORPORATION+<<                                                                                       108,907
        6,323  NOVELL INCORPORATED+<<                                                                                    39,203
        3,044  OMNICOM GROUP INCORPORATED                                                                               243,094
       73,408  ORACLE CORPORATION+                                                                                      968,986
        4,509  PARAMETRIC TECHNOLOGY CORPORATION+                                                                        28,767
        2,647  ROBERT HALF INTERNATIONAL INCORPORATED                                                                    66,096
        8,577  SIEBEL SYSTEMS INCORPORATED                                                                               76,335
       56,547  SUN MICROSYSTEMS INCORPORATED+                                                                           210,920
        4,818  SUNGARD DATA SYSTEMS INCORPORATED+                                                                       169,449
       11,809  SYMANTEC CORPORATION+<<                                                                                  256,728
        5,625  UNISYS CORPORATION+<<                                                                                     35,606
        7,095  VERITAS SOFTWARE CORPORATION+                                                                            173,118
       21,793  YAHOO! INCORPORATED+<<                                                                                   755,127

                                                                                                                     11,347,428
                                                                                                                 --------------
CHEMICALS & ALLIED PRODUCTS - 5.88%
       25,744  ABBOTT LABORATORIES                                                                                    1,261,713
        3,806  AIR PRODUCTS & CHEMICALS INCORPORATED                                                                    229,502
        1,418  ALBERTO-CULVER COMPANY CLASS B                                                                            61,442
       20,544  AMGEN INCORPORATED+                                                                                    1,242,090
        1,687  AVERY DENNISON CORPORATION                                                                                89,344
        7,836  AVON PRODUCTS INCORPORATED                                                                               296,593
        5,721  BIOGEN IDEC INCORPORATED+                                                                                197,088
       32,445  BRISTOL-MYERS SQUIBB COMPANY                                                                             810,476
        2,458  CHIRON CORPORATION+                                                                                       85,760
        2,559  CLOROX COMPANY                                                                                           142,588
        8,685  COLGATE PALMOLIVE COMPANY                                                                                433,468
       15,958  DOW CHEMICAL COMPANY                                                                                     710,610
       16,537  DU PONT (E.I.) DE NEMOURS & COMPANY                                                                      711,256
        1,334  EASTMAN CHEMICAL COMPANY                                                                                  73,570
        3,646  ECOLAB INCORPORATED                                                                                      117,985
       18,811  ELI LILLY & COMPANY                                                                                    1,047,961
        5,652  FOREST LABORATORIES INCORPORATED+                                                                        219,580
        4,188  GENZYME CORPORATION+                                                                                     251,657
        7,501  GILEAD SCIENCES INCORPORATED+                                                                            329,969

WELLS FARGO ADVANTAGE VARIABLE TRUST FUNDS           PORTFOLIO OF INVESTMENTS --
                                                       JUNE 30, 2005 (UNAUDITED)
--------------------------------------------------------------------------------

    ASSET ALLOCATION FUND
-------------------------------------------------------------------------------------------------------------------------------

SHARES         SECURITY NAME                                                                                         VALUE
CHEMICALS & ALLIED PRODUCTS (CONTINUED)
       16,562  GILLETTE COMPANY                                                                                  $      838,534
          864  GREAT LAKES CHEMICAL CORPORATION                                                                          27,190
        2,624  HOSPIRA INCORPORATED+                                                                                    102,336
        1,468  INTERNATIONAL FLAVORS & FRAGRANCES INCORPORATED                                                           53,171
        4,013  KING PHARMACEUTICALS INCORPORATED+                                                                        41,815
        4,113  MEDIMMUNE INCORPORATED+                                                                                  109,899
       36,576  MERCK & COMPANY INCORPORATED<<                                                                         1,126,541
        4,452  MONSANTO COMPANY                                                                                         279,897
        4,471  MYLAN LABORATORIES INCORPORATED                                                                           86,022
      123,443  PFIZER INCORPORATED                                                                                    3,404,558
        2,849  PPG INDUSTRIES INCORPORATED                                                                              178,803
        5,370  PRAXAIR INCORPORATED                                                                                     250,242
       41,083  PROCTER & GAMBLE COMPANY<<                                                                             2,167,128
        3,203  ROHM & HAAS COMPANY                                                                                      148,427
       24,489  SCHERING-PLOUGH CORPORATION                                                                              466,760
        1,143  SIGMA-ALDRICH CORPORATION                                                                                 64,054
       22,221  WYETH                                                                                                    988,835

                                                                                                                     18,646,864
                                                                                                                 --------------
COMMUNICATIONS - 2.29%
        5,429  ALLTEL CORPORATION                                                                                       338,118
       13,301  AT&T CORPORATION                                                                                         253,251
        7,919  AVAYA INCORPORATED+                                                                                       65,886
       30,398  BELLSOUTH CORPORATION                                                                                    807,675
        2,179  CENTURYTEL INCORPORATED                                                                                   75,459
        8,465  CLEAR CHANNEL COMMUNICATIONS INCORPORATED                                                                261,822
       36,615  COMCAST CORPORATION CLASS A+                                                                           1,124,081
       18,683  NEXTEL COMMUNICATIONS INCORPORATED CLASS A+                                                              603,648
       27,761  QWEST COMMUNICATIONS INTERNATIONAL INCORPORATED+<<                                                       102,993
       54,839  SBC COMMUNICATIONS INCORPORATED                                                                        1,302,426
       24,566  SPRINT CORPORATION<<                                                                                     616,361
        4,826  UNIVISION COMMUNICATIONS INCORPORATED CLASS A+<<                                                         132,956
       45,941  VERIZON COMMUNICATIONS INCORPORATED                                                                    1,587,262

                                                                                                                      7,271,938
                                                                                                                 --------------
DEPOSITORY INSTITUTIONS - 5.87%

        5,860  AMSOUTH BANCORPORATION                                                                                   152,360
       66,768  BANK OF AMERICA CORPORATION                                                                            3,045,288
       12,923  BANK OF NEW YORK COMPANY INCORPORATED                                                                    371,924
        9,070  BB&T CORPORATION                                                                                         362,528
       86,367  CITIGROUP INCORPORATED                                                                                 3,992,746
        2,802  COMERICA INCORPORATED                                                                                    161,956
        2,057  COMPASS BANCSHARES INCORPORATED                                                                           92,565
        8,661  FIFTH THIRD BANCORP                                                                                      356,920
        2,060  FIRST HORIZON NATIONAL CORPORATION                                                                        86,932
        4,692  GOLDEN WEST FINANCIAL CORPORATION                                                                        302,071
        3,856  HUNTINGTON BANCSHARES INCORPORATED                                                                        93,084
       58,418  JP MORGAN CHASE & COMPANY                                                                              2,063,324

PORTFOLIO OF INVESTMENTS --           WELLS FARGO ADVANTAGE VARIABLE TRUST FUNDS
JUNE 30, 2005 (UNAUDITED)
--------------------------------------------------------------------------------

    ASSET ALLOCATION FUND
-------------------------------------------------------------------------------------------------------------------------------

SHARES         SECURITY NAME                                                                                         VALUE
DEPOSITORY INSTITUTIONS (CONTINUED)
        6,768  KEYCORP                                                                                           $      224,359
        1,623  M&T BANK CORPORATION                                                                                     170,675
        3,535  MARSHALL & ILSLEY CORPORATION                                                                            157,131
        7,026  MELLON FINANCIAL CORPORATION                                                                             201,576
        9,865  NATIONAL CITY CORPORATION                                                                                336,594
        7,930  NORTH FORK BANCORPORATION INCORPORATED                                                                   222,740
        3,375  NORTHERN TRUST CORPORATION                                                                               153,866
        4,707  PNC FINANCIAL SERVICES GROUP                                                                             256,343
        7,701  REGIONS FINANCIAL CORPORATION                                                                            260,910
        6,054  SOVEREIGN BANCORP INCORPORATED                                                                           135,246
        5,494  STATE STREET CORPORATION                                                                                 265,085
        5,641  SUNTRUST BANKS INCORPORATED                                                                              407,506
        5,165  SYNOVUS FINANCIAL CORPORATION                                                                            148,081
       30,427  US BANCORP                                                                                               888,468
       26,172  WACHOVIA CORPORATION                                                                                   1,298,131
       14,564  WASHINGTON MUTUAL INCORPORATED<<                                                                         592,609
       28,013  WELLS FARGO & COMPANY++                                                                                1,725,041
        1,489  ZIONS BANCORPORATION                                                                                     109,486

                                                                                                                     18,635,545
                                                                                                                 --------------

EATING & DRINKING PLACES - 0.32%
        2,418  DARDEN RESTAURANTS INCORPORATED                                                                           79,746
       21,042  MCDONALD'S CORPORATION                                                                                   583,915
        1,908  WENDY'S INTERNATIONAL INCORPORATED                                                                        90,916
        4,810  YUM! BRANDS INCORPORATED                                                                                 250,505

                                                                                                                      1,005,082
                                                                                                                 --------------

EDUCATIONAL SERVICES - 0.07%
        2,714  APOLLO GROUP INCORPORATED CLASS A+                                                                       212,289
                                                                                                                 --------------

ELECTRIC, GAS & SANITARY SERVICES - 2.24%
       10,844  AES CORPORATION+                                                                                         177,625
        2,698  ALLEGHENY ENERGY INCORPORATED+<<                                                                          68,044
        4,496  ALLIED WASTE INDUSTRIES INCORPORATED+<<                                                                   35,653
        3,375  AMEREN CORPORATION                                                                                       186,638
        6,375  AMERICAN ELECTRIC POWER COMPANY INCORPORATED                                                             235,046
        8,932  CALPINE CORPORATION+<<                                                                                    30,369
        4,822  CENTERPOINT ENERGY INCORPORATED                                                                           63,699
        3,292  CINERGY CORPORATION<<                                                                                    147,547
        5,654  CITIZENS COMMUNICATIONS COMPANY<<                                                                         75,990
        3,632  CMS ENERGY CORPORATION+                                                                                   54,698
        4,036  CONSOLIDATED EDISON INCORPORATED                                                                         189,046
        2,947  CONSTELLATION ENERGY GROUP INCORPORATED                                                                  170,012
        5,653  DOMINION RESOURCES INCORPORATED                                                                          414,874
        2,891  DTE ENERGY COMPANY<<                                                                                     135,212
       15,385  DUKE ENERGY CORPORATION<<                                                                                457,396
        5,511  DYNEGY INCORPORATED CLASS A+<<                                                                            26,783
        5,409  EDISON INTERNATIONAL                                                                                     219,335
       10,701  EL PASO CORPORATION                                                                                      123,276

WELLS FARGO ADVANTAGE VARIABLE TRUST FUNDS           PORTFOLIO OF INVESTMENTS --
                                                        JUNE 30,2005 (UNAUDITED)
--------------------------------------------------------------------------------

    ASSET ALLOCATION FUND
-------------------------------------------------------------------------------------------------------------------------------

SHARES         SECURITY NAME                                                                                         VALUE
ELECTRIC, GAS & SANITARY SERVICES (CONTINUED)
        3,519  ENTERGY CORPORATION                                                                               $      265,860
       11,109  EXELON CORPORATION                                                                                       570,225
        5,476  FIRSTENERGY CORPORATION                                                                                  263,450
        6,507  FPL GROUP INCORPORATED                                                                                   273,684
        2,871  KEYSPAN CORPORATION                                                                                      116,850
        1,801  KINDER MORGAN INCORPORATED<<                                                                             149,843
          732  NICOR INCORPORATED                                                                                        30,136
        4,513  NISOURCE INCORPORATED                                                                                    111,607
          631  PEOPLES ENERGY CORPORATION                                                                                27,423
        6,144  PG&E CORPORATION                                                                                         230,646
        1,632  PINNACLE WEST CAPITAL CORPORATION                                                                         72,542
        3,150  PPL CORPORATION                                                                                          187,047
        4,128  PROGRESS ENERGY INCORPORATED                                                                             186,751
        3,963  PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED                                                             241,030
        3,972  SEMPRA ENERGY                                                                                            164,083
       12,357  SOUTHERN COMPANY                                                                                         428,417
        3,436  TECO ENERGY INCORPORATED                                                                                  64,975
        3,979  TXU CORPORATION                                                                                          330,615
        9,430  WASTE MANAGEMENT INCORPORATED                                                                            267,246
        9,477  WILLIAMS COMPANIES INCORPORATED                                                                          180,063
        6,678  XCEL ENERGY INCORPORATED                                                                                 130,355

                                                                                                                      7,104,091
                                                                                                                 --------------

ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT - 5.40%
        1,925  ADC TELECOMMUNICATIONS INCORPORATED<<                                                                     41,907
        6,556  ADVANCED MICRO DEVICES INCORPORATED+<<                                                                   113,681
        6,169  ALTERA CORPORATION+<<                                                                                    122,270
        3,010  AMERICAN POWER CONVERSION CORPORATION                                                                     71,006
        6,142  ANALOG DEVICES INCORPORATED                                                                              229,158
        2,696  ANDREW CORPORATION+                                                                                       34,401
        5,088  APPLIED MICRO CIRCUITS CORPORATION+<<                                                                     13,025
        4,858  BROADCOM CORPORATION CLASS A+<<                                                                          172,508
        9,571  CIENA CORPORATION+                                                                                        20,003
      106,099  CISCO SYSTEMS INCORPORATED+                                                                            2,027,552
        3,325  COMVERSE TECHNOLOGY INCORPORATED+                                                                         78,636
        1,541  COOPER INDUSTRIES LIMITED CLASS A                                                                         98,470
        6,918  EMERSON ELECTRIC COMPANY                                                                                 433,274
        6,670  FREESCALE SEMICONDUCTOR INCORPORATED CLASS B+                                                            141,271
      176,082  GENERAL ELECTRIC COMPANY                                                                               6,101,241
      102,485  INTEL CORPORATION                                                                                      2,670,759
        3,056  JABIL CIRCUIT INCORPORATED+                                                                               93,911
       24,042  JDS UNIPHASE CORPORATION+                                                                                 36,544
        3,268  KLA-TENCOR CORPORATION                                                                                   142,812
        1,970  L-3 COMMUNICATIONS HOLDINGS INCORPORATED                                                                 150,863
        5,080  LINEAR TECHNOLOGY CORPORATION                                                                            186,385
        6,438  LSI LOGIC CORPORATION+                                                                                    54,659
       73,550  LUCENT TECHNOLOGIES INCORPORATED+<<                                                                      214,030
        5,444  MAXIM INTEGRATED PRODUCTS INCORPORATED<<                                                                 208,015

PORTFOLIO OF INVESTMENTS --           WELLS FARGO ADVANTAGE VARIABLE TRUST FUNDS
JUNE 30, 2005 (UNAUDITED)
--------------------------------------------------------------------------------

    ASSET ALLOCATION FUND
-------------------------------------------------------------------------------------------------------------------------------

SHARES         SECURITY NAME                                                                                         VALUE
ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT (CONTINUED)
        1,323  MAYTAG CORPORATION<<                                                                              $       20,718
       10,208  MICRON TECHNOLOGY INCORPORATED+<<                                                                        104,224
        2,789  MOLEX INCORPORATED                                                                                        72,625
       40,712  MOTOROLA INCORPORATED                                                                                    743,401
        5,795  NATIONAL SEMICONDUCTOR CORPORATION                                                                       127,664
        6,078  NETWORK APPLIANCE INCORPORATED+<<                                                                        171,825
        2,292  NOVELLUS SYSTEMS INCORPORATED+                                                                            56,635
        2,805  NVIDIA CORPORATION+                                                                                       74,950
        2,994  PMC-SIERRA INCORPORATED+                                                                                  27,934
        1,509  QLOGIC CORPORATION+<<                                                                                     46,583
       27,121  QUALCOMM INCORPORATED                                                                                    895,264
        2,957  ROCKWELL COLLINS INCORPORATED                                                                            140,990
        8,725  SANMINA-SCI CORPORATION+                                                                                  47,726
        2,529  SCIENTIFIC-ATLANTA INCORPORATED                                                                           84,140
        7,442  TELLABS INCORPORATED+                                                                                     64,745
       27,595  TEXAS INSTRUMENTS INCORPORATED                                                                           774,592
        1,110  WHIRLPOOL CORPORATION                                                                                     77,822
        5,824  XILINX INCORPORATED                                                                                      148,512

                                                                                                                     17,136,731
                                                                                                                 --------------

ENGINEERING, ACCOUNTING, RESEARCH MANAGEMENT & RELATED SERVICES - 0.20%
        1,437  FLUOR CORPORATION<<                                                                                       82,757
        4,585  MOODY'S CORPORATION                                                                                      206,142
        5,906  PAYCHEX INCORPORATED                                                                                     192,181
        3,022  QUEST DIAGNOSTICS INCORPORATED                                                                           160,982

                                                                                                                        642,062
                                                                                                                 --------------

FABRICATED METAL PRODUCTS, EXCEPT MACHINERY & TRANSPORTATION EQUIPMENT - 0.21%
        1,828  BALL CORPORATION                                                                                          65,735
        2,414  FORTUNE BRANDS INCORPORATED                                                                              214,363
        4,531  ILLINOIS TOOL WORKS INCORPORATED                                                                         361,030
          959  SNAP-ON INCORPORATED                                                                                      32,894

                                                                                                                        674,022
                                                                                                                 --------------

FINANCIAL SERVICES - 0.02%
        3,766  JANUS CAPITAL GROUP INCORPORATED                                                                          56,641
                                                                                                                 --------------

FOOD & KINDRED PRODUCTS - 1.92%
       12,889  ANHEUSER-BUSCH COMPANIES INCORPORATED                                                                    589,672
       10,355  ARCHER-DANIELS-MIDLAND COMPANY                                                                           221,390
        5,390  CAMPBELL SOUP COMPANY                                                                                    165,850
       37,575  COCA-COLA COMPANY                                                                                      1,568,756
        5,857  COCA-COLA ENTERPRISES INCORPORATED                                                                       128,912
        8,598  CONAGRA FOODS INCORPORATED                                                                               199,130
        6,137  GENERAL MILLS INCORPORATED                                                                               287,150
        1,875  HERCULES INCORPORATED+<<                                                                                  26,531
        3,609  HERSHEY FOODS CORPORATION                                                                                224,119
        5,811  HJ HEINZ COMPANY                                                                                         205,826
        5,804  KELLOGG COMPANY                                                                                          257,930

WELLS FARGO ADVANTAGE VARIABLE TRUST FUNDS           PORTFOLIO OF INVESTMENTS --
                                                        JUNE 30,2005 (UNAUDITED)
--------------------------------------------------------------------------------

    ASSET ALLOCATION FUND
-------------------------------------------------------------------------------------------------------------------------------

SHARES         SECURITY NAME                                                                                         VALUE
FOOD & KINDRED PRODUCTS (CONTINUED)
        2,244  MCCORMICK & COMPANY INCORPORATED                                                                  $       73,334
        1,303  MOLSON COORS BREWING COMPANY                                                                              80,786
        3,253  PEPSI BOTTLING GROUP INCORPORATED                                                                         93,068
       27,801  PEPSICO INCORPORATED                                                                                   1,499,308
       13,070  SARA LEE CORPORATION                                                                                     258,917
        3,251  WM. WRIGLEY JR. COMPANY                                                                                  223,799

                                                                                                                      6,104,478
                                                                                                                 --------------

FOOD STORES - 0.27%
        6,115  ALBERTSON'S INCORPORATED                                                                                 126,458
       12,099  KROGER COMPANY+<<                                                                                        230,244
        7,441  SAFEWAY INCORPORATED                                                                                     168,092
        6,471  STARBUCKS CORPORATION+                                                                                   334,292

                                                                                                                        859,086
                                                                                                                 --------------

FORESTRY - 0.08%
        4,065  WEYERHAEUSER COMPANY<<                                                                                   258,737
                                                                                                                 --------------

FURNITURE & FIXTURES - 0.13%
        3,148  LEGGETT & PLATT INCORPORATED                                                                              83,674
        7,200  MASCO CORPORATION                                                                                        228,672
        4,570  NEWELL RUBBERMAID INCORPORATED                                                                           108,949

                                                                                                                        421,295
                                                                                                                 --------------

GENERAL MERCHANDISE STORES - 1.50%
        1,887  BIG LOTS INCORPORATED+<<                                                                                  24,984
        5,009  DOLLAR GENERAL CORPORATION                                                                               101,983
        2,768  FAMILY DOLLAR STORES INCORPORATED                                                                         72,245
        2,829  FEDERATED DEPARTMENT STORES INCORPORATED<<                                                               207,309
        4,371  JC PENNEY COMPANY INCORPORATED                                                                           229,827
        4,971  MAY DEPARTMENT STORES COMPANY                                                                            199,635
        1,697  SEARS HOLDINGS CORPORATION+                                                                              254,329
       14,665  TARGET CORPORATION                                                                                       797,923
        7,810  TJX COMPANIES INCORPORATED                                                                               190,174
       55,544  WAL-MART STORES INCORPORATED                                                                           2,677,221

                                                                                                                      4,755,630
                                                                                                                 --------------

HEALTH SERVICES - 0.36%
        7,531  CAREMARK RX INCORPORATED+                                                                                335,280
        6,958  HCA INCORPORATED                                                                                         394,310
        4,093  HEALTH MANAGEMENT ASSOCIATION INCORPORATED CLASS A<<                                                     107,155
        2,234  LABORATORY CORPORATION OF AMERICA HOLDINGS+                                                              111,476
        1,434  MANOR CARE INCORPORATED                                                                                   56,973
        7,779  TENET HEALTHCARE CORPORATION+<<                                                                           95,215
        1,829  WATSON PHARMACEUTICALS INCORPORATED+                                                                      54,065

                                                                                                                      1,154,474
                                                                                                                 --------------

HOLDING & OTHER INVESTMENT OFFICES - 0.34%
        1,581  APARTMENT INVESTMENT & MANAGEMENT COMPANY CLASS A                                                         64,694
        3,301  ARCHSTONE-SMITH TRUST                                                                                    127,485

PORTFOLIO OF INVESTMENTS --           WELLS FARGO ADVANTAGE VARIABLE TRUST FUNDS
JUNE 30, 2005 (UNAUDITED)
--------------------------------------------------------------------------------

    ASSET ALLOCATION FUND
-------------------------------------------------------------------------------------------------------------------------------

SHARES         SECURITY NAME                                                                                         VALUE
HOLDING & OTHER INVESTMENT OFFICES (CONTINUED)
        6,766  EQUITY OFFICE PROPERTIES TRUST                                                                    $      223,955
        4,758  EQUITY RESIDENTIAL                                                                                       175,189
        3,053  PLUM CREEK TIMBER COMPANY                                                                                110,824
        3,099  PROLOGIS<<                                                                                               124,704
        3,646  SIMON PROPERTY GROUP INCORPORATED                                                                        264,298

                                                                                                                      1,091,149
                                                                                                                 --------------

HOME FURNITURE, FURNISHINGS & EQUIPMENT STORES - 0.21%
        4,904  BED BATH & BEYOND INCORPORATED+                                                                          204,889
        4,956  BEST BUY COMPANY INCORPORATED                                                                            339,734
        3,175  CIRCUIT CITY STORES INCORPORATED                                                                          54,896
        2,584  RADIO SHACK CORPORATION<<                                                                                 59,871

                                                                                                                        659,390
                                                                                                                 --------------

HOTELS, ROOMING HOUSES, CAMPS & OTHER LODGE PLACES - 0.18%
        6,339  HILTON HOTELS CORPORATION                                                                                151,185
        3,295  MARRIOTT INTERNATIONAL INCORPORATED CLASS A                                                              224,785
        3,588  STARWOOD HOTELS & RESORTS WORLDWIDE INCORPORATED                                                         210,149

                                                                                                                        586,119
                                                                                                                 --------------

INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT - 3.08%
       12,776  3M COMPANY                                                                                               923,705
        2,966  AMERICAN STANDARD COMPANIES INCORPORATED                                                                 124,335
       13,679  APPLE COMPUTER INCORPORATED+                                                                             503,524
       27,293  APPLIED MATERIALS INCORPORATED<<                                                                         441,601
        5,624  BAKER HUGHES INCORPORATED                                                                                287,724
        1,328  BLACK & DECKER CORPORATION                                                                               119,321
        5,672  CATERPILLAR INCORPORATED                                                                                 540,598
          723  CUMMINS INCORPORATED                                                                                      53,943
        4,092  DEERE & COMPANY                                                                                          267,985
       40,195  DELL INCORPORATED+                                                                                     1,588,104
        3,382  DOVER CORPORATION                                                                                        123,037
        2,501  EATON CORPORATION                                                                                        149,810
       39,891  EMC CORPORATION+                                                                                         546,906
        4,930  GATEWAY INCORPORATED+                                                                                     16,269
       47,919  HEWLETT-PACKARD COMPANY                                                                                1,126,576
        2,798  INGERSOLL-RAND COMPANY CLASS A                                                                           199,637
       26,784  INTERNATIONAL BUSINESS MACHINES CORPORATION                                                            1,987,373
        2,102  LEXMARK INTERNATIONAL INCORPORATED+                                                                      136,273
        2,856  NATIONAL-OILWELL INCORPORATED+                                                                           135,774
        2,065  PALL CORPORATION                                                                                          62,693
        1,995  PARKER HANNIFIN CORPORATION                                                                              123,710
        3,818  PITNEY BOWES INCORPORATED                                                                                166,274
       16,140  SOLECTRON CORPORATION+                                                                                    61,170
        1,250  STANLEY WORKS                                                                                             56,925
        4,030  SYMBOL TECHNOLOGIES INCORPORATED                                                                          39,776

                                                                                                                      9,783,043
                                                                                                                 --------------

WELLS FARGO ADVANTAGE VARIABLE TRUST FUNDS           PORTFOLIO OF INVESTMENTS --
                                                        JUNE 30,2005 (UNAUDITED)
--------------------------------------------------------------------------------

    ASSET ALLOCATION FUND
-------------------------------------------------------------------------------------------------------------------------------

SHARES         SECURITY NAME                                                                                         VALUE
INSURANCE AGENTS, BROKERS & SERVICE - 0.22%
        5,276  AON CORPORATION                                                                                   $      132,111
        2,686  HUMANA INCORPORATED+                                                                                     106,742
        2,256  JEFFERSON-PILOT CORPORATION                                                                              113,747
        8,847  MARSH & MCLENNAN COMPANIES INCORPORATED                                                                  245,062
        4,944  UNUMPROVIDENT CORPORATION<<                                                                               90,574

                                                                                                                        688,236
                                                                                                                 --------------

INSURANCE CARRIERS - 3.18%
        4,772  ACE LIMITED                                                                                              214,024
        4,822  AETNA INCORPORATED                                                                                       399,358
        8,329  AFLAC INCORPORATED                                                                                       360,479
       11,094  ALLSTATE CORPORATION                                                                                     662,866
        1,797  AMBAC FINANCIAL GROUP INCORPORATED                                                                       125,359
       43,081  AMERICAN INTERNATIONAL GROUP INCORPORATED                                                              2,503,006
        3,243  CHUBB CORPORATION                                                                                        277,633
        2,173  CIGNA CORPORATION                                                                                        232,576
        2,766  CINCINNATI FINANCIAL CORPORATION                                                                         109,423
        4,924  HARTFORD FINANCIAL SERVICES GROUP INCORPORATED                                                           368,217
        2,883  LINCOLN NATIONAL CORPORATION                                                                             135,270
        2,650  LOEWS CORPORATION                                                                                        205,375
        2,248  MBIA INCORPORATED                                                                                        133,329
       12,174  METLIFE INCORPORATED                                                                                     547,100
        1,566  MGIC INVESTMENT CORPORATION                                                                              102,134
        4,877  PRINCIPAL FINANCIAL GROUP INCORPORATED<<                                                                 204,346
        3,300  PROGRESSIVE CORPORATION                                                                                  326,073
        8,666  PRUDENTIAL FINANCIAL INCORPORATED                                                                        569,010
        2,116  SAFECO CORPORATION                                                                                       114,983
       11,186  ST. PAUL COMPANIES INCORPORATED                                                                          442,183
        1,728  TORCHMARK CORPORATION                                                                                     90,202
       21,021  UNITEDHEALTH GROUP INCORPORATED<<                                                                      1,096,035
       10,170  WELLPOINT INCORPORATED+                                                                                  708,239
        2,326  XL CAPITAL LIMITED CLASS A                                                                               173,101

                                                                                                                     10,100,321
                                                                                                                 --------------

LEATHER & LEATHER PRODUCTS - 0.07%
        6,261  COACH INCORPORATED+                                                                                      210,182
                                                                                                                 --------------

LUMBER & WOOD PRODUCTS, EXCEPT FURNITURE - 0.06%
        4,318  GEORGIA-PACIFIC CORPORATION                                                                              137,313
        1,840  LOUISIANA-PACIFIC CORPORATION                                                                             45,227

                                                                                                                        182,540
                                                                                                                 --------------

MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC, MEDICAL & OPTICAL GOODS - 1.71%
        7,178  AGILENT TECHNOLOGIES INCORPORATED+                                                                       165,238
        2,165  ALLERGAN INCORPORATED                                                                                    184,545
        3,276  APPLERA CORPORATION-APPLIED BIOSYSTEMS GROUP                                                              64,439
          888  BAUSCH & LOMB INCORPORATED                                                                                73,704
       10,305  BAXTER INTERNATIONAL INCORPORATED                                                                        382,315
        4,192  BECTON DICKINSON & COMPANY                                                                               219,954

PORTFOLIO OF INVESTMENTS --           WELLS FARGO ADVANTAGE VARIABLE TRUST FUNDS
JUNE 30, 2005 (UNAUDITED)
--------------------------------------------------------------------------------

    ASSET ALLOCATION FUND
-------------------------------------------------------------------------------------------------------------------------------

SHARES         SECURITY NAME                                                                                         VALUE
MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC, MEDICAL & OPTICAL GOODS (CONTINUED)
        4,181  BIOMET INCORPORATED                                                                               $      144,830
       12,448  BOSTON SCIENTIFIC CORPORATION+                                                                           336,096
        1,745  C.R. BARD INCORPORATED                                                                                   116,060
        4,568  DANAHER CORPORATION                                                                                      239,089
        4,766  EASTMAN KODAK COMPANY                                                                                    127,967
        1,994  FISHER SCIENTIFIC INTERNATIONAL INCORPORATED+<<                                                          129,411
        5,395  GUIDANT CORPORATION                                                                                      363,083
       20,080  MEDTRONIC INCORPORATED                                                                                 1,039,943
          829  MILLIPORE CORPORATION+                                                                                    47,029
        2,152  PERKINELMER INCORPORATED                                                                                  40,673
        7,507  RAYTHEON COMPANY                                                                                         293,674
        2,901  ROCKWELL AUTOMATION INCORPORATED                                                                         141,308
        6,015  ST. JUDE MEDICAL INCORPORATED+                                                                           262,314
        6,224  STRYKER CORPORATION                                                                                      296,013
        1,469  TEKTRONIX INCORPORATED                                                                                    34,184
        3,250  TERADYNE INCORPORATED+                                                                                    38,903
        2,676  THERMO ELECTRON CORPORATION+                                                                              71,904
        1,949  WATERS CORPORATION+                                                                                       72,444
       15,908  XEROX CORPORATION+                                                                                       219,371
        4,100  ZIMMER HOLDINGS INCORPORATED+<<                                                                          312,297

                                                                                                                      5,416,788
                                                                                                                 --------------

METAL MINING - 0.17%
        2,983  FREEPORT-MCMORAN COPPER & GOLD INCORPORATED CLASS B<<                                                    111,684
        7,403  NEWMONT MINING CORPORATION                                                                               288,939
        1,608  PHELPS DODGE CORPORATION                                                                                 148,740

                                                                                                                        549,363
                                                                                                                 --------------

MINING & QUARRYING OF NONMETALLIC MINERALS, EXCEPT FUELS - 0.04%
        1,695  VULCAN MATERIALS COMPANY                                                                                 110,158
                                                                                                                 --------------

MISCELLANEOUS MANUFACTURING INDUSTRIES - 1.40%
        2,782  HASBRO INCORPORATED                                                                                       57,838
       49,367  JOHNSON & JOHNSON                                                                                      3,208,855
        6,834  MATTEL INCORPORATED                                                                                      125,062
        2,385  TIFFANY & COMPANY                                                                                         78,132
       33,528  TYCO INTERNATIONAL LIMITED                                                                               979,018

                                                                                                                      4,448,905
                                                                                                                 --------------

MISCELLANEOUS RETAIL - 0.68%
        7,930  COSTCO WHOLESALE CORPORATION                                                                             355,423
       13,448  CVS CORPORATION                                                                                          390,933
        1,188  DILLARDS INCORPORATED CLASS A                                                                             27,823
        2,462  EXPRESS SCRIPTS INCORPORATED+<<                                                                          123,051
        5,243  OFFICE DEPOT INCORPORATED+                                                                               119,750
       12,229  STAPLES INCORPORATED                                                                                     260,722
        3,677  TOYS R US INCORPORATED+                                                                                   97,367
       16,974  WALGREEN COMPANY                                                                                         780,634

                                                                                                                      2,155,703
                                                                                                                 --------------

WELLS FARGO ADVANTAGE VARIABLE TRUST FUNDS           PORTFOLIO OF INVESTMENTS --
                                                        JUNE 30,2005 (UNAUDITED)
--------------------------------------------------------------------------------

    ASSET ALLOCATION FUND
-------------------------------------------------------------------------------------------------------------------------------

SHARES         SECURITY NAME                                                                                         VALUE
MOTION PICTURES - 0.92%
       48,158  NEWS CORPORATION CLASS A                                                                          $      779,197
       77,793  TIME WARNER INCORPORATED+                                                                              1,299,921
       33,890  WALT DISNEY COMPANY                                                                                      853,350

                                                                                                                      2,932,468
                                                                                                                 --------------

MOTOR FREIGHT TRANSPORTATION & WAREHOUSING - 0.40%
       18,493  UNITED PARCEL SERVICE INCORPORATED CLASS B                                                             1,278,976
                                                                                                                 --------------

NON-DEPOSITORY CREDIT INSTITUTIONS - 1.44%
       19,443  AMERICAN EXPRESS COMPANY                                                                               1,034,951
        4,185  CAPITAL ONE FINANCIAL CORPORATION<<                                                                      334,842
        3,494  CIT GROUP INCORPORATED                                                                                   150,137
        9,756  COUNTRYWIDE FINANCIAL CORPORATION                                                                        376,679
       16,069  FANNIE MAE                                                                                               938,430
       11,465  FREDDIE MAC                                                                                              747,862
       21,046  MBNA CORPORATION                                                                                         550,563
        4,885  PROVIDIAN FINANCIAL CORPORATION+<<                                                                        86,123
        6,965  SLM CORPORATION                                                                                          353,822

                                                                                                                      4,573,409
                                                                                                                 --------------

OIL & GAS EXTRACTION - 1.49%
        3,913  ANADARKO PETROLEUM CORPORATION                                                                           321,453
        5,448  APACHE CORPORATION                                                                                       351,941
        2,688  BJ SERVICES COMPANY                                                                                      141,066
        6,399  BURLINGTON RESOURCES INCORPORATED                                                                        353,481
        7,865  DEVON ENERGY CORPORATION                                                                                 398,598
        3,972  EOG RESOURCES INCORPORATED                                                                               225,610
        8,396  HALLIBURTON COMPANY                                                                                      401,497
        1,934  KERR-MCGEE CORPORATION                                                                                   147,583
        2,469  NABORS INDUSTRIES LIMITED+                                                                               149,671
        2,255  NOBLE CORPORATION<<                                                                                      138,705
        6,611  OCCIDENTAL PETROLEUM CORPORATION                                                                         508,584
        1,797  ROWAN COMPANIES INCORPORATED+                                                                             53,389
        9,781  SCHLUMBERGER LIMITED                                                                                     742,769
        5,414  TRANSOCEAN INCORPORATED+                                                                                 292,193
        4,512  UNOCAL CORPORATION                                                                                       293,506
        5,992  XTO ENERGY INCORPORATED                                                                                  203,668

                                                                                                                      4,723,714
                                                                                                                 --------------

PAPER & ALLIED PRODUCTS - 0.33%
        1,779  BEMIS COMPANY INCORPORATED                                                                                47,214
        8,143  INTERNATIONAL PAPER COMPANY                                                                              246,000
        7,942  KIMBERLY-CLARK CORPORATION                                                                               497,090
        3,094  MEADWESTVACO CORPORATION                                                                                  86,756
        1,172  OFFICEMAX INCORPORATED                                                                                    34,890
        2,477  PACTIV CORPORATION+                                                                                       53,454
        2,066  TEMPLE-INLAND INCORPORATED                                                                                76,752

                                                                                                                      1,042,156
                                                                                                                 --------------

PORTFOLIO OF INVESTMENTS --           WELLS FARGO ADVANTAGE VARIABLE TRUST FUNDS
JUNE 30, 2005 (UNAUDITED)
--------------------------------------------------------------------------------

    ASSET ALLOCATION FUND
-------------------------------------------------------------------------------------------------------------------------------

SHARES         SECURITY NAME                                                                                         VALUE
PERSONAL SERVICES - 0.08%
        2,485  CINTAS CORPORATION                                                                                $       95,921
        2,743  H & R BLOCK INCORPORATED                                                                                 160,054

                                                                                                                        255,975
                                                                                                                 --------------

PETROLEUM REFINING & RELATED INDUSTRIES - 3.26%
        1,425  AMERADA HESS CORPORATION                                                                                 151,777
        1,113  ASHLAND INCORPORATED                                                                                      79,991
       34,835  CHEVRONTEXACO CORPORATION                                                                              1,947,973
       23,115  CONOCOPHILLIPS                                                                                         1,328,881
      105,685  EXXONMOBIL CORPORATION                                                                                 6,073,717
        5,775  MARATHON OIL CORPORATION<<                                                                               308,212
        1,142  SUNOCO INCORPORATED<<                                                                                    129,823
        4,262  VALERO ENERGY CORPORATION                                                                                337,167

                                                                                                                     10,357,541
                                                                                                                 --------------

PRIMARY METAL INDUSTRIES - 0.21%
       14,479  ALCOA INCORPORATED                                                                                       378,336
        1,490  ALLEGHENY TECHNOLOGIES INCORPORATED                                                                       32,869
        2,002  ENGELHARD CORPORATION                                                                                     57,157
        2,659  NUCOR CORPORATION                                                                                        121,304
        1,895  UNITED STATES STEEL CORPORATION<<                                                                         65,131

                                                                                                                        654,797
                                                                                                                 --------------

PRINTING, PUBLISHING & ALLIED INDUSTRIES - 0.62%
        1,177  DOW JONES & COMPANY INCORPORATED                                                                          41,725
        4,123  GANNETT COMPANY INCORPORATED                                                                             293,269
        1,235  KNIGHT-RIDDER INCORPORATED                                                                                75,755
        6,219  MCGRAW-HILL COMPANIES INCORPORATED                                                                       275,191
          746  MEREDITH CORPORATION                                                                                      36,599
        2,416  NEW YORK TIMES COMPANY CLASS A<<                                                                          75,258
        3,541  RR DONNELLEY & SONS COMPANY                                                                              122,200
        4,947  TRIBUNE COMPANY<<                                                                                        174,035
       26,767  VIACOM INCORPORATED CLASS B                                                                              857,079

                                                                                                                      1,951,111
                                                                                                                 --------------

RAILROAD TRANSPORTATION - 0.30%
        6,251  BURLINGTON NORTHERN SANTA FE CORPORATION                                                                 294,297
        3,595  CSX CORPORATION                                                                                          153,363
        6,711  NORFOLK SOUTHERN CORPORATION                                                                             207,772
        4,366  UNION PACIFIC CORPORATION                                                                                282,917

                                                                                                                        938,349
                                                                                                                 --------------

RUBBER & MISCELLANEOUS PLASTICS PRODUCTS - 0.05%
        1,061  COOPER TIRE & RUBBER COMPANY                                                                              19,703
        2,921  GOODYEAR TIRE & RUBBER COMPANY+<<                                                                         43,523
          931  REEBOK INTERNATIONAL LIMITED                                                                              38,944
        1,389  SEALED AIR CORPORATION+                                                                                   69,158

                                                                                                                        171,328
                                                                                                                 --------------

WELLS FARGO ADVANTAGE VARIABLE TRUST FUNDS           PORTFOLIO OF INVESTMENTS --
                                                        JUNE 30,2005 (UNAUDITED)
--------------------------------------------------------------------------------

    ASSET ALLOCATION FUND
-------------------------------------------------------------------------------------------------------------------------------

SHARES         SECURITY NAME                                                                                         VALUE
SECURITY & COMMODITY BROKERS, DEALERS, EXCHANGES & SERVICES - 1.24%
        1,887  BEAR STEARNS COMPANIES INCORPORATED                                                               $      196,135
       18,917  CHARLES SCHWAB CORPORATION                                                                               213,384
        6,117  E*TRADE FINANCIAL CORPORATION+                                                                            85,577
        1,574  FEDERATED INVESTORS INCORPORATED CLASS B                                                                  47,235
        3,289  FRANKLIN RESOURCES INCORPORATED                                                                          253,187
        7,336  GOLDMAN SACHS GROUP INCORPORATED                                                                         748,418
        4,592  LEHMAN BROTHERS HOLDINGS INCORPORATED                                                                    455,894
       15,694  MERRILL LYNCH & COMPANY INCORPORATED                                                                     863,327
       18,189  MORGAN STANLEY                                                                                           954,377
        2,053  T ROWE PRICE GROUP INCORPORATED                                                                          128,518

                                                                                                                      3,946,052
                                                                                                                 --------------

STONE, CLAY, GLASS & CONCRETE PRODUCTS - 0.13%
       24,060  CORNING INCORPORATED+                                                                                    399,877
                                                                                                                 --------------

TOBACCO PRODUCTS - 0.79%
       34,382  ALTRIA GROUP INCORPORATED                                                                              2,223,140
        1,933  REYNOLDS AMERICAN INCORPORATED<<                                                                         152,321
        2,744  UST INCORPORATED<<                                                                                       125,291

                                                                                                                      2,500,752
                                                                                                                 --------------

TRANSPORTATION BY AIR - 0.18%
        2,384  DELTA AIR LINES INCORPORATED+<<                                                                            8,964
        5,015  FEDEX CORPORATION                                                                                        406,265
       12,246  SOUTHWEST AIRLINES COMPANY                                                                               170,587

                                                                                                                        585,816
                                                                                                                 --------------

TRANSPORTATION EQUIPMENT - 1.69%
       13,718  BOEING COMPANY                                                                                           905,388
        1,611  BRUNSWICK CORPORATION                                                                                     69,788
        2,494  DANA CORPORATION                                                                                          37,435
        9,317  DELPHI CORPORATION                                                                                        43,324
       30,553  FORD MOTOR COMPANY<<                                                                                     312,863
        3,326  GENERAL DYNAMICS CORPORATION                                                                             364,330
        9,388  GENERAL MOTORS CORPORATION<<                                                                             319,192
        2,896  GENUINE PARTS COMPANY                                                                                    118,997
        2,001  GOODRICH CORPORATION                                                                                      81,961
        4,726  HARLEY-DAVIDSON INCORPORATED                                                                             234,410
       14,162  HONEYWELL INTERNATIONAL INCORPORATED                                                                     518,754
        1,532  ITT INDUSTRIES INCORPORATED                                                                              149,569
        3,188  JOHNSON CONTROLS INCORPORATED                                                                            179,580
        6,707  LOCKHEED MARTIN CORPORATION                                                                              435,083
        1,093  NAVISTAR INTERNATIONAL CORPORATION+                                                                       34,976
        5,961  NORTHROP GRUMMAN CORPORATION                                                                             329,345
        2,886  PACCAR INCORPORATED                                                                                      196,248
        2,240  TEXTRON INCORPORATED                                                                                     169,904
       16,994  UNITED TECHNOLOGIES CORPORATION                                                                          872,642

                                                                                                                      5,373,789
                                                                                                                 --------------

PORTFOLIO OF INVESTMENTS --           WELLS FARGO ADVANTAGE VARIABLE TRUST FUNDS
JUNE 30, 2005 (UNAUDITED)
--------------------------------------------------------------------------------

    ASSET ALLOCATION FUND
-------------------------------------------------------------------------------------------------------------------------------

SHARES         SECURITY NAME                                                                                         VALUE
TRANSPORTATION SERVICES - 0.01%
        2,176  SABRE HOLDINGS CORPORATION                                                                        $       43,411
                                                                                                                 --------------

WATER TRANSPORTATION - 0.15%
        8,748  CARNIVAL CORPORATION<<                                                                                   477,203
                                                                                                                 --------------

WHOLESALE TRADE NON-DURABLE GOODS - 0.59%
        1,749  AMERISOURCEBERGEN CORPORATION<<                                                                          120,943
        1,496  BROWN-FORMAN CORPORATION CLASS B                                                                          90,448
        7,110  CARDINAL HEALTH INCORPORATED                                                                             409,394
        4,900  MCKESSON CORPORATION                                                                                     219,471
        4,601  MEDCO HEALTH SOLUTIONS INCORPORATED+                                                                     245,509
        3,791  NIKE INCORPORATED CLASS B                                                                                328,301
        2,259  SUPERVALU INCORPORATED                                                                                    73,666
       10,509  SYSCO CORPORATION                                                                                        380,321

                                                                                                                      1,868,053
                                                                                                                 --------------

WHOLESALE TRADE-DURABLE GOODS - 0.03%
        2,136  VISTEON CORPORATION                                                                                       12,880
        1,385  W.W. GRAINGER INCORPORATED                                                                                75,884

                                                                                                                         88,764
                                                                                                                 --------------

TOTAL COMMON STOCKS (COST $187,194,445)                                                                             180,792,340
                                                                                                                 --------------

PRINCIPAL                                                                      INTEREST RATE   MATURITY DATE

US TREASURY SECURITIES - 37.40%

US TREASURY BONDS - 37.40%
$   6,341,000  US TREASURY BOND<<                                                   6.88%        08/15/2025           8,535,582
    7,885,000  US TREASURY BOND<<                                                   6.00         02/15/2026           9,715,180
    4,860,000  US TREASURY BOND<<                                                   6.75         08/15/2026           6,510,310
    6,170,000  US TREASURY BOND<<                                                   6.50         11/15/2026           8,066,072
    5,428,000  US TREASURY BOND<<                                                   6.63         02/15/2027           7,204,188
    5,104,000  US TREASURY BOND<<                                                   6.38         08/15/2027           6,617,453
   12,612,000  US TREASURY BOND<<                                                   6.13         11/15/2027          15,927,581
    6,757,000  US TREASURY BOND<<                                                   5.50         08/15/2028           7,957,158
    6,306,000  US TREASURY BOND<<                                                   5.25         11/15/2028           7,202,385
    6,538,000  US TREASURY BOND<<                                                   5.25         02/15/2029           7,477,583
    6,422,000  US TREASURY BOND<<                                                   6.13         08/15/2029           8,199,841
   10,232,000  US TREASURY BOND<<                                                   6.25         05/15/2030          13,327,579
   10,135,000  US TREASURY BOND<<                                                   5.38         02/15/2031          11,959,300

                                                                                                                    118,700,212
                                                                                                                 --------------

TOTAL US TREASURY SECURITIES (COST $102,838,688)                                                                    118,700,212
                                                                                                                 --------------

COLLATERAL FOR SECURITIES LENDING - 42.38%

COLLATERAL INVESTED IN MONEY MARKET FUNDS - 2.24%
    2,592,220  SCUDDER DAILY ASSETS MONEY MARKET FUND                                                                 2,592,220
    4,517,387  SHORT TERM INVESTMENT COMPANY MONEY MARKET FUND                                                        4,517,387

                                                                                                                      7,109,607
                                                                                                                 --------------

WELLS FARGO ADVANTAGE VARIABLE TRUST FUNDS           PORTFOLIO OF INVESTMENTS --
                                                        JUNE 30,2005 (UNAUDITED)
--------------------------------------------------------------------------------

    ASSET ALLOCATION FUND
-------------------------------------------------------------------------------------------------------------------------------

PRINCIPAL      SECURITY NAME                                                   INTEREST RATE   MATURITY DATE         VALUE
COLLATERAL INVESTED IN OTHER ASSETS - 40.14%
$   6,000,000  ALPINE SECURITIZATION CORPORATION                                    3.09%        07/05/2005      $    5,997,840
    2,000,000  ATOMIUM FUNDING CORPORATION                                          3.10         07/05/2005           1,999,280
    4,000,000  ATOMIUM FUNDING CORPORATION                                          3.10         07/11/2005           3,996,360
    6,000,000  BANCO BILBAO VIZCAYZA ARGENTARIA PUERTO RICO                         3.40         07/01/2005           6,000,000
    3,000,000  BHP BILLITON FINANCE LIMITED                                         3.05         07/01/2005           3,000,000
    3,000,000  BHP BILLITON FINANCE LIMITED                                         3.10         07/05/2005           2,998,920
    6,000,000  CLIPPER RECEIVABLES CORPORATION                                      3.09         07/07/2005           5,996,760
    6,000,000  CONCORD MINUTEMEN CAPITAL COMPANY SERIES B                           3.16         07/08/2006           6,000,000
    6,000,000  CREDIT SUISSE BANK NY                                                3.48         05/04/2006           5,958,180
    5,000,000  DANSKE BANK                                                          3.45         07/01/2005           5,000,000
   37,000,000  DEUTSCHE BANK REPURCHASE AGREEMENT (MATURITY VALUE $37,003,525)      3.43         07/01/2005          37,000,000
    4,000,000  GALAXY FUNDING INCORPORATED                                          3.45         09/29/2005           3,966,120
    3,000,000  ING USA ANNUITY AND LIFE INSURANCE                                   3.60         06/06/2006           3,000,000
    6,000,000  KLIO FUNDING CORPORATION                                             3.31         07/22/2005           5,988,540
    6,000,000  LIBERTY LIGHT US CAPITAL SERIES MTN                                  3.25         05/26/2006           5,999,400
    5,000,000  LIQUID FUNDING LIMITED                                               3.09         12/19/2005           5,000,000
    2,000,000  LIQUID FUNDING LIMITED                                               3.09         03/03/2006           2,000,000
    6,000,000  MORGAN STANLEY                                                       3.52         01/13/2006           6,000,000
    6,500,000  THAMES ASSET GLOBAL SECURITIES                                       3.24         07/20/2005           6,488,755
    5,000,000  WHITE PINE FINANCE LLC                                               3.25         06/12/2006           4,999,500

                                                                                                                    127,389,655
                                                                                                                 --------------

SHARES

TOTAL COLLATERAL FOR SECURITIES LENDING** (COST $134,499,262)                                                       134,499,262
                                                                                                                 --------------

PRINCIPAL

SHORT-TERM INVESTMENTS - 5.40%

MUTUAL FUND - 3.59%
   11,391,151  WELLS FARGO ADVANTAGE MONEY MARKET TRUST~++                                                           11,391,151
                                                                                                                 --------------

US TREASURY BILLS - 1.81%
      150,000  US TREASURY BILL^                                                    2.70         08/11/2005             149,522
    5,670,000  US TREASURY BILL^                                                    3.07         11/10/2005           5,606,332

                                                                                                                      5,755,854
                                                                                                                 --------------

TOTAL SHORT-TERM INVESTMENTS (COST $17,146,865)                                                                      17,147,005
                                                                                                                 --------------

TOTAL INVESTMENTS IN SECURITIES
(COST $441,679,260)*                               142.14%                                                       $  451,138,819

OTHER ASSETS AND LIABILITIES, NET                  (42.14)                                                         (133,739,031)
                                                   ------                                                        --------------

TOTAL NET ASSETS                                   100.00%                                                       $  317,399,788
                                                   ======                                                        ==============

+     NON-INCOME EARNING SECURITIES.

++    SECURITY OF AN AFFILIATE OF THE FUND WITH A COST OF $12,638,700.

~ THIS WELLS FARGO ADVANTAGE FUND INVESTS CASH BALANCES THAT IT RETAINS FOR LIQUIDITY PURPOSES IN A WELLS FARGO ADVANTAGE MONEY MARKET FUND. THE FUND DOES NOT PAY AN INVESTMENT ADVISORY FEE FOR SUCH INVESTMENTS.

^     ZERO COUPON/ STEPPED COUPON BOND. INTEREST RATE PRESENTED IS YIELD TO
      MATURITY.

<<    ALL OR A PORTION OF THIS SECURITY IS ON LOAN. (SEE NOTE 2)

** SECURITIES PURCHASED WITH CASH COLLATERAL FROM SECURITIES OUT-ON-LOAN. THE FUND HAS ALSO RECEIVED NON-CASH COLLATERAL IN THE AMOUNT OF $276,925. THE TOTAL COLLATERAL RECEIVED REPRESENTS 101.81% OF THE VALUE OF THE PORTFOLIO SECURITIES LOANED.

* COST FOR FEDERAL INCOME TAX PURPOSES IS SUBSTANTIALLY THE SAME AS FOR FINANCIAL REPORTING PURPOSES.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

PORTFOLIO OF INVESTMENTS --           WELLS FARGO ADVANTAGE VARIABLE TRUST FUNDS
JUNE 30, 2005 (UNAUDITED)
--------------------------------------------------------------------------------

    C&B LARGE CAP VALUE FUND
-------------------------------------------------------------------------------------------------------------------------------

SHARES         SECURITY NAME                                                                                          VALUE
COMMON STOCKS - 93.91%

APPAREL & ACCESSORY STORES - 1.60%
        8,300  KOHL'S CORPORATION+                                                                                   $  464,053
                                                                                                                 --------------

APPAREL & OTHER FINISHED PRODUCTS MADE FROM FABRICS & SIMILAR MATERIALS - 2.78%
       11,600  JONES APPAREL GROUP INCORPORATED                                                                         360,064
        7,800  VF CORPORATION                                                                                           446,316

                                                                                                                        806,380
                                                                                                                 --------------

BUSINESS SERVICES - 8.17%
       16,900  MANPOWER INCORPORATED                                                                                    672,282
       22,495  MICROSOFT CORPORATION                                                                                    558,776
        9,600  OMNICOM GROUP INCORPORATED                                                                               766,656
       58,700  PARAMETRIC TECHNOLOGY CORPORATION+                                                                       374,506

                                                                                                                      2,372,220
                                                                                                                 --------------

CHEMICALS & ALLIED PRODUCTS - 4.74%
       11,400  BRISTOL-MYERS SQUIBB COMPANY                                                                             284,772
       12,600  COLGATE PALMOLIVE COMPANY                                                                                628,866
       15,000  MERCK & COMPANY INCORPORATED                                                                             462,000

                                                                                                                      1,375,638
                                                                                                                 --------------

COMMUNICATIONS - 4.37%
       20,900  COMCAST CORPORATION                                                                                      625,955
       26,400  VODAFONE GROUP PLC ADR                                                                                   642,048

                                                                                                                      1,268,003
                                                                                                                 --------------

DEPOSITORY INSTITUTIONS - 6.52%
       15,900  BANK OF AMERICA CORPORATION                                                                              725,199
       13,695  JP MORGAN CHASE & COMPANY                                                                                483,707
       14,200  STATE STREET CORPORATION                                                                                 685,150

                                                                                                                      1,894,056
                                                                                                                 --------------

EATING & DRINKING PLACES - 5.00%
       17,300  ARAMARK CORPORATION CLASS B                                                                              456,720
       25,550  MCDONALD'S CORPORATION                                                                                   709,013
        6,000  WENDY'S INTERNATIONAL INCORPORATED                                                                       285,900

                                                                                                                      1,451,633
                                                                                                                 --------------

ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT - 5.32%
       25,300  FLEXTRONICS INTERNATIONAL LIMITED                                                                        334,213
       33,300  MOLEX INCORPORATED CLASS A                                                                               781,884
       25,660  NOKIA OYJ ADR                                                                                            426,982

                                                                                                                      1,543,079
                                                                                                                 --------------

FOOD & KINDRED PRODUCTS - 1.72%
       10,900  ANHEUSER-BUSCH COMPANIES INCORPORATED                                                                    498,675
                                                                                                                 --------------

FURNITURE & FIXTURES - 2.04%
       22,300  LEGGETT & PLATT INCORPORATED                                                                             592,734
                                                                                                                 --------------

WELLS FARGO ADVANTAGE VARIABLE TRUST FUNDS           PORTFOLIO OF INVESTMENTS --
                                                        JUNE 30,2005 (UNAUDITED)
--------------------------------------------------------------------------------

    C&B LARGE CAP VALUE FUND
-------------------------------------------------------------------------------------------------------------------------------

SHARES         SECURITY NAME                                                                                          VALUE
GENERAL MERCHANDISE STORES - 1.77%
       38,800  BIG LOTS INCORPORATED+                                                                            $      513,712
                                                                                                                 --------------

HEALTH SERVICES - 2.09%
       10,700  HCA INCORPORATED                                                                                         606,369
                                                                                                                 --------------

HOLDING & OTHER INVESTMENT OFFICES - 2.40%
          250  BERKSHIRE HATHAWAY INCORPORATED                                                                          695,875
                                                                                                                 --------------

INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT - 7.51%
       20,000  APPLIED MATERIALS INCORPORATED                                                                           323,600
       20,100  DOVER CORPORATION                                                                                        731,238
        8,000  EATON CORPORATION                                                                                        479,200
       14,800  PITNEY BOWES INCORPORATED                                                                                644,540

                                                                                                                      2,178,578
                                                                                                                 --------------

INSURANCE CARRIERS - 6.94%
       11,500  ALLSTATE CORPORATION                                                                                     687,125
       12,500  MBIA INCORPORATED                                                                                        741,375
       14,000  PRINCIPAL FINANCIAL GROUP INCORPORATED                                                                   586,600

                                                                                                                      2,015,100
                                                                                                                 --------------

MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC, MEDICAL & OPTICAL GOODS - 4.75%
       17,300  BAXTER INTERNATIONAL INCORPORATED                                                                        641,830
        4,800  BECTON DICKINSON & COMPANY                                                                               251,856
       18,000  BOSTON SCIENTIFIC CORPORATION+                                                                           486,000

                                                                                                                      1,379,686
                                                                                                                 --------------

MISCELLANEOUS MANUFACTURING INDUSTRIES - 2.46%
       34,300  HASBRO INCORPORATED                                                                                      713,097
                                                                                                                 --------------

MISCELLANEOUS RETAIL - 1.96%
       18,000  ZALE CORPORATION+                                                                                        570,420
                                                                                                                 --------------

NON-DEPOSITORY CREDIT INSTITUTIONS - 6.04%
       16,300  AMERICAN EXPRESS COMPANY                                                                                 867,649
       12,100  COUNTRYWIDE FINANCIAL CORPORATION                                                                        467,181
        6,400  FREDDIE MAC                                                                                              417,472

                                                                                                                      1,752,302
                                                                                                                 --------------

PAPER & ALLIED PRODUCTS - 2.03%
        9,400  KIMBERLY-CLARK CORPORATION                                                                               588,346
                                                                                                                 --------------

PETROLEUM REFINING & RELATED INDUSTRIES - 4.80%
       14,000  EXXONMOBIL CORPORATION                                                                                   804,580
        9,060  ROYAL DUTCH PETROLEUM COMPANY                                                                            587,994

                                                                                                                      1,392,574
                                                                                                                 --------------

PRIMARY METAL INDUSTRIES - 3.09%
       20,000  ENGELHARD CORPORATION                                                                                    571,000
        7,400  HUBBELL INCORPORATED CLASS B                                                                             326,340

                                                                                                                        897,340
                                                                                                                 --------------

PORTFOLIO OF INVESTMENTS --           WELLS FARGO ADVANTAGE VARIABLE TRUST FUNDS
JUNE 30, 2005 (UNAUDITED)
--------------------------------------------------------------------------------

    C&B LARGE CAP VALUE FUND
-------------------------------------------------------------------------------------------------------------------------------

SHARES         SECURITY NAME                                                                                          VALUE
PRINTING, PUBLISHING & ALLIED INDUSTRIES - 1.74%
        7,100  GANNETT COMPANY INCORPORATED                                                                      $      505,023
                                                                                                                 --------------

TRANSPORTATION EQUIPMENT - 2.79%
        7,400  GENERAL DYNAMICS CORPORATION                                                                             810,596
                                                                                                                 --------------

WATER TRANSPORTATION - 1.28%
        6,800  CARNIVAL CORPORATION                                                                                     370,940
                                                                                                                 --------------

TOTAL COMMON STOCKS (COST $26,444,191)                                                                               27,256,429
                                                                                                                 --------------

PRINCIPAL

SHORT-TERM INVESTMENTS - 5.94%

MUTUAL FUND - 5.94%
    1,724,962  WELLS FARGO ADVANTAGE MONEY MARKET TRUST~++                                                            1,724,962
                                                                                                                 --------------

TOTAL SHORT-TERM INVESTMENTS (COST $1,724,962)                                                                        1,724,962
                                                                                                                 --------------

TOTAL INVESTMENTS IN SECURITIES
(COST $28,169,153)*                                 99.85%                                                       $   28,981,391

OTHER ASSETS AND LIABILITIES, NET                    0.15                                                                42,579
                                                   ------                                                        --------------

TOTAL NET ASSETS                                   100.00%                                                       $   29,023,970
                                                   ======                                                        ==============

+     NON-INCOME EARNING SECURITIES.

~ THIS WELLS FARGO ADVANTAGE FUND INVESTS CASH BALANCES THAT IT RETAINS FOR LIQUIDITY PURPOSES IN A WELLS FARGO ADVANTAGE MONEY MARKET FUND. THE FUND DOES NOT PAY AN INVESTMENT ADVISORY FEE FOR SUCH INVESTMENTS.

++    SECURITY OF AN AFFILIATE OF THE FUND WITH A COST OF $1,724,962.

* COST FOR FEDERAL INCOME TAX PURPOSES IS SUBSTANTIALLY THE SAME AS FOR FINANCIAL REPORTING PURPOSES.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

WELLS FARGO ADVANTAGE VARIABLE TRUST FUNDS           PORTFOLIO OF INVESTMENTS --
                                                       JUNE 30, 2005 (UNAUDITED)
--------------------------------------------------------------------------------

    DISCOVERY FUND
-------------------------------------------------------------------------------------------------------------------------------

SHARES         SECURITY NAME                                                                                          VALUE
COMMON STOCKS - 98.92%

AMUSEMENT & RECREATION SERVICES - 2.44%
       45,900  HARRAH'S ENTERTAINMENT INCORPORATED                                                               $    3,308,013
       85,900  LIFETIME FITNESS INCORPORATED+                                                                         2,818,379

                                                                                                                      6,126,392
                                                                                                                 --------------

APPAREL & ACCESSORY STORES - 1.26%
       46,000  ABERCROMBIE & FITCH COMPANY CLASS A                                                                    3,160,200
                                                                                                                 --------------

APPAREL & OTHER FINISHED PRODUCTS MADE FROM FABRICS & SIMILAR MATERIALS - 0.22%
       20,450  VOLCOM INCORPORATED+                                                                                     547,446
                                                                                                                 --------------

BUSINESS SERVICES - 13.79%
      257,100  CHECK POINT SOFTWARE TECHNOLOGIES LIMITED+                                                             5,090,580
      188,600  COGENT INCORPORATED+                                                                                   5,384,530
       71,400  COGNIZANT TECHNOLOGY SOLUTIONS CORPORATION+                                                            3,365,082
      119,900  COGNOS INCORPORATED+                                                                                   4,093,386
       73,200  F5 NETWORKS INCORPORATED+                                                                              3,457,602
       67,800  LABOR READY INCORPORATED+                                                                              1,580,418
      125,700  MONSTER WORLDWIDE INCORPORATED+                                                                        3,605,076
    1,152,185  OPENTV CORPORATION CLASS A+                                                                            3,156,987
      455,787  TIBCO SOFTWARE INCORPORATED+                                                                           2,980,847
       67,400  VERISIGN INCORPORATED+                                                                                 1,938,424

                                                                                                                     34,652,932
                                                                                                                 --------------

CHEMICALS & ALLIED PRODUCTS - 4.04%
      201,884  DIGENE CORPORATION+                                                                                    5,588,149
       40,280  GENZYME CORPORATION+                                                                                   2,420,425
      164,500  INTERMUNE INCORPORATED+                                                                                2,145,080

                                                                                                                     10,153,654
                                                                                                                 --------------

COMMUNICATIONS - 8.88%
       80,600  AMERICAN TOWER CORPORATION CLASS A+                                                                    1,694,212
      157,600  CROWN CASTLE INTERNATIONAL CORPORATION+                                                                3,202,432
      102,500  EQUINIX INCORPORATED+                                                                                  4,442,350
       45,900  LEAP WIRELESS INTERNATIONAL INCORPORATED+                                                              1,273,725
      155,200  NEXTEL PARTNERS INCORPORATED CLASS A+                                                                  3,906,384
      122,138  NII HOLDINGS INCORPORATED CLASS B+                                                                     7,809,504

                                                                                                                     22,328,607
                                                                                                                 --------------

CONSTRUCTION SPECIAL TRADE CONTRACTORS - 0.61%
      173,100  QUANTA SERVICES INCORPORATED                                                                           1,523,280
                                                                                                                 --------------

ELECTRIC, GAS & SANITARY SERVICES - 1.81%
      238,800  WILLIAMS COMPANIES INCORPORATED                                                                        4,537,200
                                                                                                                 --------------

PORTFOLIO OF INVESTMENTS --           WELLS FARGO ADVANTAGE VARIABLE TRUST FUNDS
JUNE 30, 2005 (UNAUDITED)
--------------------------------------------------------------------------------

    DISCOVERY FUND
-------------------------------------------------------------------------------------------------------------------------------

SHARES         SECURITY NAME                                                                                          VALUE
ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT - 8.47%
       54,450  HARMAN INTERNATIONAL INDUSTRIES INCORPORATED                                                      $    4,430,052
       60,200  INTERNATIONAL RECTIFIER CORPORATION+                                                                   2,872,744
      144,300  MARVELL TECHNOLOGY GROUP LIMITED+                                                                      5,489,172
      130,300  NETWORK APPLIANCE INCORPORATED+                                                                        3,683,581
      144,300  TESSERA TECHNOLOGIES INCORPORATED+                                                                     4,821,063

                                                                                                                     21,296,612
                                                                                                                 --------------

FURNITURE & FIXTURES - 0.77%
       90,900  SELECT COMFORT CORPORATION+                                                                            1,947,987
                                                                                                                 --------------

HEALTH SERVICES - 5.37%
      112,900  COMMUNITY HEALTH SYSTEMS+                                                                              4,266,491
       42,700  COVANCE INCORPORATED+                                                                                  1,915,949
      109,400  LABONE INCORPORATED+                                                                                   4,355,214
       60,900  PSYCHIATRIC SOLUTIONS, INC.+                                                                           2,966,439

                                                                                                                     13,504,093
                                                                                                                 --------------

HOME FURNITURE, FURNISHINGS & EQUIPMENT STORES - 1.21%
       77,100  WILLIAMS-SONOMA INCORPORATED+                                                                          3,050,847
                                                                                                                 --------------

HOTELS, ROOMING HOUSES, CAMPS & OTHER LODGE PLACES - 3.05%
      164,100  GREAT WOLF RESORTS INCORPORATED+                                                                       3,354,204
      180,700  HILTON HOTELS CORPORATION                                                                              4,309,695

                                                                                                                      7,663,899
                                                                                                                 --------------
INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT - 2.36%
       96,800  GRANT PRIDECO INCORPORATED+                                                                            2,560,360
       98,500  NETGEAR INCORPORATED+                                                                                  1,832,100
       57,400  UNOVA INCORPORATED+                                                                                    1,528,562

                                                                                                                      5,921,022
                                                                                                                 --------------
INSURANCE CARRIERS - 2.16%
       76,000  PACIFICARE HEALTH SYSTEMS INCORPORATED+                                                                5,430,200
                                                                                                                 --------------

LEATHER & LEATHER PRODUCTS - 1.52%
      114,000  COACH INCORPORATED+                                                                                    3,826,980
                                                                                                                 --------------

MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC, MEDICAL & OPTICAL GOODS - 10.40%
      103,800  ADVANCED MEDICAL OPTICS INCORPORATED+                                                                  4,126,050
      186,000  AMERICAN MEDICAL SYSTEMS HOLDINGS INCORPORATED+                                                        3,840,900
       60,100  DENTSPLY INTERNATIONAL INCORPORATED                                                                    3,245,400
      179,000  EV3 INCORPORATED+                                                                                      2,488,100
       97,100  FISHER SCIENTIFIC INTERNATIONAL INCORPORATED+                                                          6,301,790
       45,400  HAEMONETICS CORPORATION MASSACHUSETTS+                                                                 1,845,056
       75,600  MENTOR CORPORATION                                                                                     3,135,888
       24,900  METTLER-TOLEDO INTERNATIONAL INCORPORATED+                                                             1,159,842

                                                                                                                     26,143,026
                                                                                                                 --------------

WELLS FARGO ADVANTAGE VARIABLE TRUST FUNDS           PORTFOLIO OF INVESTMENTS --
                                                       JUNE 30, 2005 (UNAUDITED)
--------------------------------------------------------------------------------

    DISCOVERY FUND
-------------------------------------------------------------------------------------------------------------------------------

SHARES         SECURITY NAME                                                                                          VALUE
METAL MINING - 1.62%
       90,800  GOLDCORP INCORPORATED                                                                             $    1,432,824
      179,200  PAN AMERICAN SILVER CORPORATION+                                                                       2,650,368

                                                                                                                      4,083,192
                                                                                                                 --------------

MISCELLANEOUS RETAIL - 5.92%
      304,549  MARVEL ENTERPRISES INCORPORATED+                                                                       6,005,706
       45,500  MICHAELS STORES INCORPORATED                                                                           1,882,335
      108,244  PETSMART INCORPORATED                                                                                  3,285,206
      158,619  PRICELINE.COM INCORPORATED+                                                                            3,700,581

                                                                                                                     14,873,828
                                                                                                                 --------------

MOTION PICTURES - 0.69%
      168,100  LIONS GATE ENTERTAINMENT CORPORATION+                                                                  1,724,706
                                                                                                                 --------------

OIL & GAS EXTRACTION - 8.45%
      140,300  CANADIAN NATURAL RESOURCES LIMITED                                                                     5,104,114
      244,300  CHESAPEAKE ENERGY CORPORATION                                                                          5,570,040
       92,000  EDGE PETROLEUM CORPORATION+                                                                            1,437,040
       65,991  GOODRICH PETROLEUM CORPORATION+                                                                        1,358,095
       47,700  NOBLE CORPORATION                                                                                      2,934,027
       26,700  NOBLE ENERGY INCORPORATED                                                                              2,019,855
      184,800  PIONEER DRILLING COMPANY+                                                                              2,820,048

                                                                                                                     21,243,219
                                                                                                                 --------------

PRIMARY METAL INDUSTRIES - 1.67%
       53,800  PRECISION CASTPARTS CORPORATION                                                                        4,191,020
                                                                                                                 --------------

REAL ESTATE - 1.33%
       40,900  ST. JOE COMPANY                                                                                        3,334,986
                                                                                                                 --------------

SECURITY & COMMODITY BROKERS, DEALERS, EXCHANGES & SERVICES - 2.38%
      241,000  AMERITRADE HOLDING CORPORATION+                                                                        4,480,190
       23,800  T ROWE PRICE GROUP INCORPORATED                                                                        1,489,880

                                                                                                                      5,970,070
                                                                                                                 --------------

STONE, CLAY, GLASS & CONCRETE PRODUCTS - 0.55%
       17,600  CARBO CERAMICS INCORPORATED                                                                            1,389,696
                                                                                                                 --------------

THEATERS & ENTERTAINMENT - 1.50%
      199,300  REGAL ENTERTAINMENT GROUP CLASS A                                                                      3,762,784
                                                                                                                 --------------

TRANSPORTATION BY AIR - 0.59%
      112,100  CONTINENTAL AIRLINES INCORPORATED CLASS B+                                                             1,488,688
                                                                                                                 --------------

TRANSPORTATION EQUIPMENT - 3.50%
       81,900  AUTOLIV INCORPORATED                                                                                   3,587,220
      269,900  GENCORP INCORPORATED+                                                                                  5,198,274

                                                                                                                      8,785,494
                                                                                                                 --------------

WATER TRANSPORTATION - 2.36%
      122,700  ROYAL CARIBBEAN CRUISES LIMITED                                                                        5,933,772
                                                                                                                 --------------

TOTAL COMMON STOCKS (COST $224,754,415)                                                                             248,595,832
                                                                                                                 --------------

PORTFOLIO OF INVESTMENTS --           WELLS FARGO ADVANTAGE VARIABLE TRUST FUNDS
JUNE 30, 2005 (UNAUDITED)
--------------------------------------------------------------------------------

    DISCOVERY FUND
-------------------------------------------------------------------------------------------------------------------------------

SHARES         SECURITY NAME                                                                                         VALUE
RIGHTS - 0.00%
       90,400  SEAGATE TECHNOLOGY RIGHTS+(a)                                                                     $            0

TOTAL RIGHTS (COST $0)                                                                                                        0
                                                                                                                 --------------

PRINCIPAL

SHORT-TERM INVESTMENTS - 0.92%
$   2,324,379  WELLS FARGO ADVANTAGE MONEY MARKET TRUST~++                                                            2,324,379

TOTAL SHORT-TERM INVESTMENTS (COST $2,324,379)                                                                        2,324,379
                                                                                                                 --------------

TOTAL INVESTMENTS IN SECURITIES
(COST $227,078,794)*                                99.84%                                                       $  250,920,211
OTHER ASSETS AND LIABILITIES, NET                    0.16                                                               394,023
                                                   ------                                                        --------------

TOTAL NET ASSETS                                   100.00%                                                       $  251,314,234
                                                   ======                                                        ==============

+     NON-INCOME EARNING SECURITIES.

(a) SECURITY FAIR VALUED IN ACCORDANCE WITH THE PROCEDURES APPROVED BY THE BOARD OF TRUSTEES.

~ THIS WELLS FARGO ADVANTAGE FUND INVESTS CASH BALANCES THAT IT RETAINS FOR LIQUIDITY PURPOSES IN A WELLS FARGO ADVANTAGE MONEY MARKET FUND. THE FUND DOES NOT PAY AN INVESTMENT ADVISORY FEE FOR SUCH INVESTMENTS.

++    SECURITY OF AN AFFILIATE OF THE FUND WITH A COST OF $2,324,379.

* COST FOR FEDERAL INCOME TAX PURPOSES IS SUBSTANTIALLY THE SAME AS FOR FINANCIAL REPORTING PURPOSES.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

WELLS FARGO ADVANTAGE VARIABLE TRUST FUNDS           PORTFOLIO OF INVESTMENTS --
                                                       JUNE 30, 2005 (UNAUDITED)
--------------------------------------------------------------------------------

    EQUITY INCOME FUND
-------------------------------------------------------------------------------------------------------------------------------

SHARES         SECURITY NAME                                                                                         VALUE
COMMON STOCKS - 99.01%

BUSINESS SERVICES - 1.63%
       76,200  MICROSOFT CORPORATION                                                                             $    1,892,808
                                                                                                                 --------------

CHEMICALS & ALLIED PRODUCTS - 10.86%
       26,550  ABBOTT LABORATORIES                                                                                    1,301,216
       25,260  AIR PRODUCTS & CHEMICALS INCORPORATED                                                                  1,523,178
       49,690  DU PONT (E.I.) DE NEMOURS & COMPANY                                                                    2,137,167
       12,060  MERCK & COMPANY INCORPORATED                                                                             371,448
       48,655  PFIZER INCORPORATED                                                                                    1,341,905
       46,240  PROCTER & GAMBLE COMPANY                                                                               2,439,160
       59,269  ROHM & HAAS COMPANY                                                                                    2,746,525
       17,300  WYETH                                                                                                    769,850

                                                                                                                     12,630,449
                                                                                                                 --------------

COMMUNICATIONS - 3.49%
       11,000  ALLTEL CORPORATION                                                                                       685,080
       30,150  SBC COMMUNICATIONS INCORPORATED                                                                          716,062
       77,049  VERIZON COMMUNICATIONS INCORPORATED                                                                    2,662,043

                                                                                                                      4,063,185
                                                                                                                 --------------

DEPOSITORY INSTITUTIONS - 13.41%
       71,255  BANK OF AMERICA CORPORATION                                                                            3,249,941
       86,740  CITIGROUP INCORPORATED                                                                                 4,009,990
       97,270  JP MORGAN CHASE & COMPANY                                                                              3,435,576
       97,300  US BANCORP                                                                                             2,841,160
       41,650  WACHOVIA CORPORATION                                                                                   2,065,840

                                                                                                                     15,602,507
                                                                                                                 --------------

EATING & DRINKING PLACES - 1.98%
       83,150  MCDONALD'S CORPORATION                                                                                 2,307,412
                                                                                                                 --------------

ELECTRIC, GAS & SANITARY SERVICES - 4.53%
        3,420  DOMINION RESOURCES INCORPORATED                                                                          250,994
       13,522  FIRSTENERGY CORPORATION                                                                                  650,543
       33,200  FPL GROUP INCORPORATED                                                                                 1,396,392
       48,830  PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED                                                           2,969,841

                                                                                                                      5,267,770
                                                                                                                 --------------

ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT - 10.90%
       62,345  EMERSON ELECTRIC COMPANY                                                                               3,904,667
      140,680  GENERAL ELECTRIC COMPANY                                                                               4,874,562
       51,965  INTEL CORPORATION                                                                                      1,354,208
       79,775  MOTOROLA INCORPORATED                                                                                  1,456,692
       65,350  NOKIA OYJ ADR                                                                                          1,087,424

                                                                                                                     12,677,553
                                                                                                                 --------------

FABRICATED METAL PRODUCTS, EXCEPT MACHINERY & TRANSPORTATION EQUIPMENT - 3.48%
       45,545  FORTUNE BRANDS INCORPORATED                                                                            4,044,396
                                                                                                                 --------------

PORTFOLIO OF INVESTMENTS --           WELLS FARGO ADVANTAGE VARIABLE TRUST FUNDS
JUNE 30, 2005 (UNAUDITED)
--------------------------------------------------------------------------------

    EQUITY INCOME FUND
-------------------------------------------------------------------------------------------------------------------------------

SHARES         SECURITY NAME                                                                                         VALUE
FOOD & KINDRED PRODUCTS - 4.87%
       63,015  PEPSICO INCORPORATED                                                                              $    3,398,399
      114,650  SARA LEE CORPORATION                                                                                   2,271,216

                                                                                                                      5,669,615
                                                                                                                 --------------

FURNITURE & FIXTURES - 0.68%
       24,900  MASCO CORPORATION                                                                                        790,824
                                                                                                                 --------------

GENERAL MERCHANDISE STORES - 4.71%
       57,962  MAY DEPARTMENT STORES COMPANY                                                                          2,327,754
       57,840  TARGET CORPORATION                                                                                     3,147,074

                                                                                                                      5,474,828
                                                                                                                 --------------

INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT - 7.06%
       38,589  3M COMPANY                                                                                             2,789,985
      134,435  HEWLETT-PACKARD COMPANY                                                                                3,160,567
       30,445  INTERNATIONAL BUSINESS MACHINES CORPORATION                                                            2,259,019

                                                                                                                      8,209,571
                                                                                                                 --------------

INSURANCE CARRIERS - 7.04%
       29,650  ALLSTATE CORPORATION                                                                                   1,771,587
       32,388  AMERICAN INTERNATIONAL GROUP INCORPORATED                                                              1,881,743
       34,230  METLIFE INCORPORATED                                                                                   1,538,296
       75,750  ST. PAUL COMPANIES INCORPORATED                                                                        2,994,398

                                                                                                                      8,186,024
                                                                                                                 --------------

MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC, MEDICAL & OPTICAL GOODS - 1.79%
       22,000  BAXTER INTERNATIONAL INCORPORATED                                                                        816,200
       24,165  BECTON DICKINSON & COMPANY                                                                             1,267,938

                                                                                                                      2,084,138
                                                                                                                 --------------

MISCELLANEOUS MANUFACTURING INDUSTRIES - 1.46%
       26,145  JOHNSON & JOHNSON                                                                                      1,699,425
                                                                                                                 --------------

MOTION PICTURES - 1.71%
       51,400  TIME WARNER INCORPORATED+                                                                                858,894
       45,050  WALT DISNEY COMPANY                                                                                    1,134,359

                                                                                                                      1,993,253
                                                                                                                 --------------

NON-DEPOSITORY CREDIT INSTITUTIONS - 1.70%
       37,170  AMERICAN EXPRESS COMPANY                                                                               1,978,559
                                                                                                                 --------------

PAPER & ALLIED PRODUCTS - 0.77%
       14,350  KIMBERLY-CLARK CORPORATION                                                                               898,167
                                                                                                                 --------------

PETROLEUM REFINING & RELATED INDUSTRIES - 11.27%
       28,409  BP PLC ADR                                                                                             1,772,153
       51,225  CHEVRONTEXACO CORPORATION                                                                              2,864,502
       39,200  CONOCOPHILLIPS                                                                                         2,253,608
       95,614  EXXONMOBIL CORPORATION                                                                                 5,494,937
       11,210  ROYAL DUTCH PETROLEUM COMPANY                                                                            727,529

                                                                                                                     13,112,729
                                                                                                                 --------------

WELLS FARGO ADVANTAGE VARIABLE TRUST FUNDS           PORTFOLIO OF INVESTMENTS --
                                                       JUNE 30, 2005 (UNAUDITED)
--------------------------------------------------------------------------------

    EQUITY INCOME FUND
-------------------------------------------------------------------------------------------------------------------------------

SHARES         SECURITY NAME                                                                                         VALUE
SECURITY & COMMODITY BROKERS, DEALERS, EXCHANGES & SERVICES - 1.28%
       28,285  MORGAN STANLEY                                                                                    $    1,484,114
                                                                                                                 --------------

TOBACCO PRODUCTS - 1.88%
       33,870  ALTRIA GROUP INCORPORATED                                                                              2,190,034
                                                                                                                 --------------

TRANSPORTATION EQUIPMENT - 2.51%
       79,858  HONEYWELL INTERNATIONAL INCORPORATED                                                                   2,925,199
                                                                                                                 --------------

TOTAL COMMON STOCKS (COST $98,913,916)                                                                              115,182,560
                                                                                                                 --------------

WARRANTS - 0.00%
        1,415  LUCENT TECHNOLOGIES INCORPORATED (EXPIRES ON DECEMBER 10, 2007)+                                           1,089

TOTAL WARRANTS (COST $2,250)                                                                                              1,089
                                                                                                                 --------------

PRINCIPAL

SHORT-TERM INVESTMENTS - 0.85%
$     992,537  WELLS FARGO ADVANTAGE MONEY MARKET TRUST~++                                                              992,537

TOTAL SHORT-TERM INVESTMENTS (COST $992,537)                                                                            992,537
                                                                                                                 --------------

TOTAL INVESTMENTS IN SECURITIES
(COST $99,908,703)*                                 99.86%                                                       $  116,176,186

OTHER ASSETS AND LIABILITIES, NET                    0.14                                                               162,582
                                                   ------                                                        --------------

TOTAL NET ASSETS                                   100.00%                                                       $  116,338,768
                                                   ======                                                        ==============

+     NON-INCOME EARNING SECURITIES.

~ THIS WELLS FARGO ADVANTAGE FUND INVESTS CASH BALANCES THAT IT RETAINS FOR LIQUIDITY PURPOSES IN A WELLS FARGO ADVANTAGE MONEY MARKET FUND. THE FUND DOES NOT PAY AN INVESTMENT ADVISORY FEE FOR SUCH INVESTMENTS.

++    SECURITY OF AN AFFILIATE OF THE FUND WITH A COST OF $992,537.

* COST FOR FEDERAL INCOME TAX PURPOSES IS SUBSTANTIALLY THE SAME AS FOR FINANCIAL REPORTING PURPOSES.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

PORTFOLIO OF INVESTMENTS --           WELLS FARGO ADVANTAGE VARIABLE TRUST FUNDS
JUNE 30, 2005 (UNAUDITED)
--------------------------------------------------------------------------------

    INTERNATIONAL CORE FUND
-------------------------------------------------------------------------------------------------------------------------------

SHARES         SECURITY NAME                                                                                         VALUE
COMMON STOCKS - 95.87%

AUSTRALIA - 1.61%
       19,000  WESTFIELD GROUP (PROPERTIES)+                                                                     $      255,978
       15,332  WOODSIDE PETROLEUM LIMITED (OIL & GAS EXTRACTION)                                                        340,547

                                                                                                                        596,525
                                                                                                                 --------------

BELGIUM - 1.32%
       17,600  FORTIS (DEPOSITORY INSTITUTIONS)                                                                         487,111
                                                                                                                 --------------

DENMARK - 1.88%
       14,500  DANSKE BANK A/S (DEPOSITORY INSTITUTIONS)                                                                435,538
        5,137  NOVO NORDISK A/S CLASS B (CHEMICALS & ALLIED PRODUCTS)                                                   261,095

                                                                                                                        696,633
                                                                                                                 --------------

FINLAND - 1.27%
       28,300  NOKIA OYJ (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT)              470,887
                                                                                                                 --------------

FRANCE - 11.60%
       27,900  ALCATEL SA (COMMUNICATIONS)+                                                                             304,233
       18,300  AXA (INSURANCE CARRIERS)                                                                                 455,621
        8,600  BOUYGUES SA (ENGINEERING CONSTRUCTION)                                                                   355,515
       11,166  CAP GEMINI SA (INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT)+                                  353,303
        3,800  LAFARGE SA (STONE, CLAY, GLASS & CONCRETE PRODUCTS)                                                      345,399
          811  PAGESJAUNES SA (PRINTING, PUBLISHING & ALLIED INDUSTRIES)                                                 18,952
        6,100  SANOFI-SYNTHELABO SA (CHEMICALS & ALLIED PRODUCTS)                                                       499,579
       11,800  SODEXHO ALLIANCE SA (FOOD & KINDRED PRODUCTS)                                                            364,632
        6,000  TOTAL SA ADR (OIL & GAS EXTRACTION)                                                                      701,100
        5,362  VINCI SA (BUILDING CONSTRUCTION-GENERAL CONTRACTORS & OPERATIVE BUILDERS)                                445,604
       14,500  VIVENDI UNIVERSAL SA (COMMUNICATIONS)                                                                    454,408

                                                                                                                      4,298,346
                                                                                                                 --------------


GERMANY - 8.07%
        8,500  BAYERISCHE MOTOREN WERKE AG (AUTOMOTIVE DEALERS & GASOLINE SERVICE STATIONS)                             385,485
        4,200  CELESIO AG (WHOLESALE TRADE-DURABLE GOODS)                                                               329,521
       23,000  DEUTSCHE TELEKOM AG (COMMUNICATIONS)                                                                     423,757
        6,000  E.ON AG (ELECTRIC, GAS & SANITARY SERVICES)                                                              532,641
        4,600  FRESENIUS MEDICAL CARE AG (HEALTH SERVICES)                                                              391,565
       10,000  METRO AG (FOOD STORES)                                                                                   495,433
        2,500  SAP AG (BUSINESS SERVICES)                                                                               432,503

                                                                                                                      2,990,905
                                                                                                                 --------------

GREECE - 1.77%
       12,305  ALPHA BANK AE (DEPOSITORY INSTITUTIONS)                                                                  327,365
       18,000  COSMOTE MOBILE COMMUNICATIONS SA (COMMUNICATIONS)                                                        328,492

                                                                                                                        655,857
                                                                                                                 --------------

WELLS FARGO ADVANTAGE VARIABLE TRUST FUNDS           PORTFOLIO OF INVESTMENTS --
                                                       JUNE 30, 2005 (UNAUDITED)
--------------------------------------------------------------------------------

    INTERNATIONAL CORE FUND
-------------------------------------------------------------------------------------------------------------------------------

SHARES         SECURITY NAME                                                                                         VALUE
HONG KONG - 4.14%
       26,000  CHEUNG KONG HOLDINGS LIMITED (REAL ESTATE)                                                        $      252,179
       56,500  CHINA MOBILE LIMITED (COMMUNICATIONS)                                                                    209,364
      742,000  CHINA PETROLEUM AND CHEMICAL CORPORATION (SINOPEC) (OIL COMPANIES)                                       289,225
      553,000  GUANGDONG INVESTMENT LIMITED (BUSINESS SERVICES)                                                         161,085
       45,560  SUNG HUNG KAI PROPERTIES LIMITED (REAL ESTATE)                                                           448,106
       31,000  TELEVISION BROADCASTS LIMITED (MOTION PICTURES)                                                          174,794

                                                                                                                      1,534,753
                                                                                                                 --------------

HUNGARY - 0.95%
        5,224  OTP BANK GDR (DEPOSITORY INSTITUTIONS)                                                                   351,575
                                                                                                                 --------------

INDIA - 0.41%
        9,000  DOCTOR REDDY'S LABORATORIES LIMITED ADR (HEALTH SERVICES)                                                152,280
                                                                                                                 --------------

ISRAEL - 0.48%
        5,700  TEVA PHARMACEUTICAL INDUSTRIES LIMITED ADR (CHEMICALS & ALLIED PRODUCTS)                                 177,498
                                                                                                                 --------------

ITALY - 3.82%
       13,607  ENI SPA (PETROLEUM REFINING & RELATED INDUSTRIES)                                                        349,629
       33,500  MEDIASET SPA (COMMUNICATIONS)                                                                            394,002
      127,000  UNICREDITO ITALIANO SPA (DEPOSITORY INSTITUTIONS)                                                        669,578

                                                                                                                      1,413,209
                                                                                                                 --------------

JAPAN - 17.30%
       33,700  AEON COMPANY LIMITED (MISCELLANEOUS RETAIL)                                                              512,543
       34,000  AJINOMOTO COMPANY INCORPORATED (FOOD & KINDRED PRODUCTS)                                                 377,350
       33,000  KANEKA CORPORATION (CHEMICALS & ALLIED PRODUCTS)                                                         368,717
       30,000  KAO CORPORATION (CHEMICALS & ALLIED PRODUCTS)                                                            704,873
        2,100  KEYENCE CORPORATION (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER
               EQUIPMENT)                                                                                               468,149
       11,000  MURATA MANUFACTURING COMPANY LIMITED (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS,
               EXCEPT COMPUTER EQUIPMENT)                                                                               557,293
       39,000  NIPPON OIL CORPORATION (OIL & GAS EXTRACTION)                                                            263,892
       47,552  NISSAN MOTOR COMPANY LIMITED (AUTOMOTIVE DEALERS & GASOLINE SERVICE STATIONS)                            470,101
          417  NTT DOCOMO INCORPORATED (COMMUNICATIONS)                                                                 614,387
       19,800  OMRON CORPORATION (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER
               EQUIPMENT)                                                                                               435,204
        8,500  SECOM COMPANY LIMITED (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER
               EQUIPMENT)                                                                                               364,688
       20,000  SEINO TRANSPORTATION COMPANY LIMITED (MOTOR FREIGHT TRANSPORTATION & WAREHOUSING)                        180,252
       10,000  SHIMACHU COMPANY LIMITED (MISCELLANEOUS RETAIL)                                                          251,174
       19,600  SHOWA SHELL SEKIYU KK (OIL & GAS EXTRACTION)                                                             195,962
       18,800  SUZUKI MOTOR CORPORATION (TRANSPORTATION EQUIPMENT)                                                      294,447
        5,200  TAKEFUJI CORPORATION (HOLDING & OTHER INVESTMENT OFFICES)                                                349,985

                                                                                                                      6,409,017
                                                                                                                 --------------

PORTFOLIO OF INVESTMENTS --           WELLS FARGO ADVANTAGE VARIABLE TRUST FUNDS
JUNE 30, 2005 (UNAUDITED)
--------------------------------------------------------------------------------

    INTERNATIONAL CORE FUND
-------------------------------------------------------------------------------------------------------------------------------

SHARES         SECURITY NAME                                                                                         VALUE
NETHERLANDS - 6.95%
       24,000  ASML HOLDING NV (SEMICONDUCTOR EQUIPMENT MANUFACTURING & RELATED)+                                $      376,361
       17,600  ING GROEP NV (FINANCIAL SERVICES)                                                                        494,689
       50,000  KONINKLIJKE AHOLD NV (FOOD STORES)+                                                                      409,614
       11,500  ROYAL DUTCH PETROLEUM COMPANY (PETROLEUM REFINING & RELATED INDUSTRIES)                                  747,606
        2,400  UNILEVER NV (FOOD & KINDRED PRODUCTS)                                                                    155,435
       20,400  WOLTERS KLUWER NV (PRINTING, PUBLISHING & ALLIED INDUSTRIES)                                             389,382

                                                                                                                      2,573,087
                                                                                                                 --------------

RUSSIA - 0.77%
        8,500  MOBILE TELESYSTEMS ADR (COMMUNICATIONS)                                                                  286,025
                                                                                                                 --------------

SINGAPORE - 1.45%
       86,000  SINGAPORE PRESS HOLDINGS LIMITED (PRINTING, PUBLISHING & ALLIED INDUSTRIES)                              218,970
       37,000  UNITED OVERSEAS BANK LIMITED (DEPOSITORY INSTITUTIONS)                                                   311,168
        3,700  UNITED OVERSEAS LAND LIMITED (REAL ESTATE)                                                                 4,996

                                                                                                                        535,134
                                                                                                                 --------------

SOUTH KOREA - 0.67%
          760  SAMSUNG ELECTRONICS-PREFERRED (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS,
               EXCEPT COMPUTER EQUIPMENT)                                                                               248,047
                                                                                                                 --------------

SPAIN - 2.73%
       11,700  ACTIVIDADES DE CONSTRUCCION Y SERVICIOS SA (HEAVY CONSTRUCTION OTHER THAN BUILDING CONSTRUCTION
                 CONTRACTS)                                                                                             326,830
       20,000  BANCO BILBAO VIZCAYA ARGENTARIA SA (DEPOSITORY INSTITUTIONS)                                             307,297
       19,129  INDRA SISTEMAS SA (INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT)                               377,900

                                                                                                                      1,012,027
                                                                                                                 --------------

SWEDEN - 0.95%
        1,356  AUTOLIV INCORPORATED (TRANSPORTATION EQUIPMENT)                                                           59,113
       17,600  SECURITAS AB (BUSINESS SERVICES)                                                                         292,910

                                                                                                                        352,023
                                                                                                                 --------------

SWITZERLAND - 7.21%
          700  NESTLE SA (FOOD & KINDRED PRODUCTS)                                                                      178,824
       16,400  NOVARTIS AG (CHEMICALS & ALLIED PRODUCTS)                                                                778,617
        7,000  ROCHE HOLDING AG (HEALTH SERVICES)                                                                       883,239
        5,400  UBS AG (FINANCIAL SERVICES)                                                                              420,958
        2,389  ZURICH FINANCIAL SERVICES AG (FINANCIAL SERVICES)+                                                       409,762

                                                                                                                      2,671,400
                                                                                                                 --------------

TAIWAN - 0.62%
       25,182  TAIWAN SEMICONDUCTOR MANUFACTURING COMPANY LIMITED ADR (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT
               & COMPONENTS, EXCEPT COMPUTER EQUIPMENT)+                                                                229,659
                                                                                                                 --------------

THAILAND - 0.82%
      140,000  ADVANCED INFORMATION SERVICE PUBLIC COMPANY LIMITED (FOREIGN REGISTERED) (COMMUNICATIONS)                304,900
                                                                                                                 --------------

WELLS FARGO ADVANTAGE VARIABLE TRUST FUNDS           PORTFOLIO OF INVESTMENTS --
                                                       JUNE 30, 2005 (UNAUDITED)
--------------------------------------------------------------------------------

    INTERNATIONAL CORE FUND
-------------------------------------------------------------------------------------------------------------------------------

SHARES         SECURITY NAME                                                                                         VALUE
UNITED KINGDOM - 19.08%
        9,000  ASTRAZENECA PLC (CHEMICALS & ALLIED PRODUCTS)                                                     $      371,049
       52,043  AVIVA PLC (INSURANCE CARRIERS)                                                                           577,876
       46,300  BARCLAYS PLC (DEPOSITORY INSTITUTIONS)                                                                   458,937
       19,100  BHP BILLITON PLC (COAL MINING)                                                                           243,481
       74,000  COMPASS GROUP PLC (FOOD & KINDRED PRODUCTS)                                                              309,876
       21,290  EMAP PLC (PRINTING, PUBLISHING & ALLIED INDUSTRIES)                                                      296,011
       72,000  EMI GROUP PLC (AMUSEMENT & RECREATION SERVICES)                                                          326,630
       30,600  GLAXOSMITHKLINE PLC (CHEMICALS & ALLIED PRODUCTS)                                                        739,403
       34,400  HSBC HOLDINGS PLC (DEPOSITORY INSTITUTIONS)                                                              547,047
      195,000  LEGAL & GENERAL GROUP PLC (INSURANCE CARRIERS)                                                           400,294
    1,800,000  ROLLS ROYCE GROUP PLC CLASS B (AEROSPACE, DEFENSE)                                                         3,241
       72,700  ROLLS ROYCE GROUP PLC (AEROSPACE, DEFENSE)+                                                              372,981
       50,000  SCOTTISH & NEWCASTLE PLC (FOOD & KINDRED PRODUCTS)                                                       414,143
       56,000  SHELL TRANSPORT & TRADING COMPANY PLC (PETROLEUM REFINING & RELATED INDUSTRIES)                          542,227
       21,200  STANDARD CHARTERED PLC (DEPOSITORY INSTITUTIONS)                                                         386,234
      274,000  VODAFONE GROUP PLC (COMMUNICATIONS)                                                                      666,165
       40,400  WPP GROUP PLC (COMMUNICATIONS)                                                                           413,812

                                                                                                                      7,069,407
                                                                                                                 --------------

TOTAL COMMON STOCKS (COST $33,061,711)                                                                               35,516,305
                                                                                                                 --------------

SHORT-TERM INVESTMENTS - 3.73%
    1,382,232  WELLS FARGO ADVANTAGE MONEY MARKET TRUST~++                                                            1,382,232

TOTAL SHORT-TERM INVESTMENTS (COST $1,382,232)                                                                        1,382,232
                                                                                                                 --------------

TOTAL INVESTMENTS IN SECURITIES
(COST $34,443,943)*                                 99.60%                                                       $   36,898,537

OTHER ASSETS AND LIABILITIES, NET                    0.40                                                               147,013
                                                   ------                                                        --------------

TOTAL NET ASSETS                                   100.00%                                                       $   37,045,550
                                                   ======                                                        ==============

+     NON-INCOME EARNING SECURITIES.

~ THIS WELLS FARGO ADVANTAGE FUND INVESTS CASH BALANCES THAT IT RETAINS FOR LIQUIDITY PURPOSES IN A WELLS FARGO ADVANTAGE MONEY MARKET FUND. THE FUND DOES NOT PAY AN INVESTMENT ADVISORY FEE FOR SUCH INVESTMENTS.

++    SECURITY OF AN AFFILIATE OF THE FUND WITH A COST OF $1,382,232.

* COST FOR FEDERAL INCOME TAX PURPOSES IS SUBSTANTIALLY THE SAME AS FOR FINANCIAL REPORTING PURPOSES.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

PORTFOLIO OF INVESTMENTS --           WELLS FARGO ADVANTAGE VARIABLE TRUST FUNDS
JUNE 30, 2005 (UNAUDITED)
--------------------------------------------------------------------------------

    LARGE COMPANY CORE FUND
-------------------------------------------------------------------------------------------------------------------------------

SHARES         SECURITY NAME                                                                                         VALUE
COMMON STOCKS - 97.51%

APPAREL & ACCESSORY STORES - 5.45%
       55,000  GAP INCORPORATED                                                                                  $    1,086,250
       21,600  ROSS STORES INCORPORATED                                                                                 624,456

                                                                                                                      1,710,706
                                                                                                                 --------------

BUSINESS SERVICES - 7.37%
       89,000  INTERPUBLIC GROUP OF COMPANIES INCORPORATED+                                                           1,084,020
       49,496  MICROSOFT CORPORATION                                                                                  1,229,481

                                                                                                                      2,313,501
                                                                                                                 --------------

CHEMICALS & ALLIED PRODUCTS - 13.17%
       49,500  MEDIMMUNE INCORPORATED+                                                                                1,322,640
       21,000  MERCK & COMPANY INCORPORATED                                                                             646,800
       43,000  PFIZER INCORPORATED                                                                                    1,185,940
       22,000  WYETH                                                                                                    979,000

                                                                                                                      4,134,380
                                                                                                                 --------------

COMMUNICATIONS - 3.60%
       37,800  COMCAST CORPORATION                                                                                    1,132,110
                                                                                                                 --------------

DEPOSITORY INSTITUTIONS - 16.68%
       23,000  BANK OF AMERICA CORPORATION                                                                            1,049,030
       41,000  BANK OF NEW YORK COMPANY INCORPORATED                                                                  1,179,980
       25,500  CITIGROUP INCORPORATED                                                                                 1,178,865
       17,000  FIFTH THIRD BANCORP                                                                                      700,570
       32,000  JP MORGAN CHASE & COMPANY                                                                              1,130,240

                                                                                                                      5,238,685
                                                                                                                 --------------

ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT - 22.98%
       47,000  AMERICAN POWER CONVERSION CORPORATION                                                                  1,108,730
       35,000  GENERAL ELECTRIC COMPANY                                                                               1,212,750
       46,000  INTEL CORPORATION                                                                                      1,198,760
      118,000  LUCENT TECHNOLOGIES INCORPORATED+                                                                        343,380
       65,000  NOKIA OYJ ADR                                                                                          1,081,600
       47,200  NOVELLUS SYSTEMS INCORPORATED+                                                                         1,166,312
       93,000  VISHAY INTERTECHNOLOGY INCORPORATED+                                                                   1,103,910

                                                                                                                      7,215,442
                                                                                                                 --------------

GENERAL MERCHANDISE STORES - 3.52%
       22,970  WAL-MART STORES INCORPORATED                                                                           1,107,154
                                                                                                                 --------------

INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT - 2.67%
       85,000  SYMBOL TECHNOLOGIES INCORPORATED                                                                         838,950
                                                                                                                 --------------

INSURANCE AGENTS, BROKERS & SERVICE - 2.38%
       27,000  MARSH & MCLENNAN COMPANIES INCORPORATED                                                                  747,900
                                                                                                                 --------------

INSURANCE CARRIERS - 3.85%
       20,800  AMERICAN INTERNATIONAL GROUP INCORPORATED                                                              1,208,480
                                                                                                                 --------------

WELLS FARGO ADVANTAGE VARIABLE TRUST FUNDS           PORTFOLIO OF INVESTMENTS --
                                                       JUNE 30, 2005 (UNAUDITED)
--------------------------------------------------------------------------------

    LARGE COMPANY CORE FUND
-------------------------------------------------------------------------------------------------------------------------------

SHARES         SECURITY NAME                                                                                         VALUE
MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC, MEDICAL & OPTICAL GOODS - 3.99%
       16,300  BAXTER INTERNATIONAL INCORPORATED                                                                 $      604,730
       24,000  BOSTON SCIENTIFIC CORPORATION+                                                                           648,000

                                                                                                                      1,252,730
                                                                                                                 --------------
MOTION PICTURES - 3.09%
       58,000  TIME WARNER INCORPORATED+                                                                                969,180
                                                                                                                 --------------

NON-DEPOSITORY CREDIT INSTITUTIONS - 2.59%
        7,000  AMERICAN EXPRESS COMPANY                                                                                 372,610
        4,400  FANNIE MAE                                                                                               256,960
        2,800  FREDDIE MAC                                                                                              182,644

                                                                                                                        812,214
                                                                                                                 --------------

SECURITY & COMMODITY BROKERS, DEALERS, EXCHANGES & SERVICES - 6.17%
       13,300  MERRILL LYNCH & COMPANY INCORPORATED                                                                     731,633
       23,000  MORGAN STANLEY                                                                                         1,206,810

                                                                                                                      1,938,443
                                                                                                                 --------------

TOTAL COMMON STOCKS (COST $31,910,331)                                                                               30,619,875
                                                                                                                 --------------

WARRANTS - 0.00%
          899  LUCENT TECHNOLOGIES INCORPORATED (EXPIRES ON DECEMBER 10, 2007)+                                             692

TOTAL WARRANTS (COST $1,429)                                                                                                692
                                                                                                                 --------------

PRINCIPAL

SHORT-TERM INVESTMENTS - 2.36%

MUTUAL FUND - 2.36%
      740,097  WELLS FARGO ADVANTAGE MONEY MARKET TRUST~++                                                              740,097
                                                                                                                 --------------

TOTAL SHORT-TERM INVESTMENTS (COST $740,097)                                                                            740,097
                                                                                                                 --------------

TOTAL INVESTMENTS IN SECURITIES
(COST $32,651,857)*                                 99.87%                                                       $   31,360,664

OTHER ASSETS AND LIABILITIES, NET                    0.13                                                                39,295
                                                   ------                                                        --------------

TOTAL NET ASSETS                                   100.00%                                                       $   31,399,959
                                                   ======                                                        ==============

+     NON-INCOME EARNING SECURITIES.

++    SECURITY OF AN AFFILIATE OF THE FUND WITH A COST OF $740,097.

~ THIS WELLS FARGO ADVANTAGE FUND INVESTS CASH BALANCES THAT IT RETAINS FOR LIQUIDITY PURPOSES IN A WELLS FARGO ADVANTAGE MONEY MARKET FUND. THE FUND DOES NOT PAY AN INVESTMENT ADVISORY FEE FOR SUCH INVESTMENTS.

* COST FOR FEDERAL INCOME TAX PURPOSES IS SUBSTANTIALLY THE SAME AS FOR FINANCIAL REPORTING PURPOSES.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

PORTFOLIO OF INVESTMENTS --           WELLS FARGO ADVANTAGE VARIABLE TRUST FUNDS
JUNE 30, 2005 (UNAUDITED)
--------------------------------------------------------------------------------

    LARGE COMPANY GROWTH FUND
-------------------------------------------------------------------------------------------------------------------------------

SHARES         SECURITY NAME                                                                                         VALUE
COMMON STOCKS - 97.39%

APPAREL & ACCESSORY STORES - 2.12%
       38,900  KOHL'S CORPORATION+                                                                               $    2,174,899
                                                                                                                 --------------

BUILDING MATERIALS, HARDWARE, GARDEN SUPPLY & MOBILE HOME DEALERS - 7.79%
       35,500  FASTENAL COMPANY                                                                                       2,174,730
       73,000  HOME DEPOT INCORPORATED                                                                                2,839,700
       50,900  LOWE'S COMPANIES INCORPORATED                                                                          2,963,398

                                                                                                                      7,977,828
                                                                                                                 --------------

BUSINESS SERVICES - 21.36%
       22,100  AUTOMATIC DATA PROCESSING INCORPORATED                                                                   927,537
      179,800  EBAY INCORPORATED+                                                                                     5,935,198
      115,700  FIRST DATA CORPORATION                                                                                 4,644,198
       38,200  FISERV INCORPORATED+                                                                                   1,640,690
        5,700  GOOGLE INCORPORATED+                                                                                   1,676,655
      212,200  MICROSOFT CORPORATION                                                                                  5,271,048
       51,600  YAHOO! INCORPORATED+                                                                                   1,787,940

                                                                                                                     21,883,266
                                                                                                                 --------------

CHEMICALS & ALLIED PRODUCTS - 8.47%
       51,300  AMGEN INCORPORATED+                                                                                    3,101,598
       54,800  GENENTECH INCORPORATED+                                                                                4,399,344
       19,500  GENZYME CORPORATION+                                                                                   1,171,755

                                                                                                                      8,672,697
                                                                                                                 --------------

DEPOSITORY INSTITUTIONS - 0.41%
        8,700  STATE STREET CORPORATION                                                                                 419,775
                                                                                                                 --------------

EDUCATIONAL SERVICES - 1.57%
       20,500  APOLLO GROUP INCORPORATED CLASS A+                                                                     1,603,510
                                                                                                                 --------------

ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT - 14.79%
      207,700  CISCO SYSTEMS INCORPORATED+                                                                            3,969,147
      208,300  INTEL CORPORATION                                                                                      5,428,298
       61,100  LINEAR TECHNOLOGY CORPORATION                                                                          2,241,759
      211,200  NOKIA OYJ ADR                                                                                          3,514,368

                                                                                                                     15,153,572
                                                                                                                 --------------

ENGINEERING, ACCOUNTING, RESEARCH MANAGEMENT & RELATED SERVICES - 3.41%

      107,450  PAYCHEX INCORPORATED                                                                                   3,496,423
                                                                                                                 --------------

GENERAL MERCHANDISE STORES - 4.65%
       49,700  TARGET CORPORATION                                                                                     2,704,177
       42,700  WAL-MART STORES INCORPORATED                                                                           2,058,140

                                                                                                                      4,762,317
                                                                                                                 --------------

INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT - 5.82%
       99,500  DELL INCORPORATED+                                                                                     3,931,245
      148,000  EMC CORPORATION+                                                                                       2,029,080

                                                                                                                      5,960,325
                                                                                                                 --------------

WELLS FARGO ADVANTAGE VARIABLE TRUST FUNDS           PORTFOLIO OF INVESTMENTS --
                                                       JUNE 30, 2005 (UNAUDITED)
--------------------------------------------------------------------------------

    LARGE COMPANY GROWTH FUND
-------------------------------------------------------------------------------------------------------------------------------

SHARES         SECURITY NAME                                                                                         VALUE
INSURANCE CARRIERS - 3.75%
       66,175  AMERICAN INTERNATIONAL GROUP INCORPORATED                                                         $    3,844,767
                                                                                                                 --------------

MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC, MEDICAL & OPTICAL GOODS - 6.00%
      118,575  MEDTRONIC INCORPORATED                                                                                 6,140,999
                                                                                                                 --------------

PERSONAL SERVICES - 2.39%
       63,500  CINTAS CORPORATION                                                                                     2,451,100
                                                                                                                 --------------

SECURITY & COMMODITY BROKERS, DEALERS, EXCHANGES & SERVICES - 14.86%
      300,150  CHARLES SCHWAB CORPORATION                                                                             3,385,692
       39,100  FRANKLIN RESOURCES INCORPORATED                                                                        3,009,918
       59,675  GOLDMAN SACHS GROUP INCORPORATED                                                                       6,088,044
       26,300  LEGG MASON INCORPORATED                                                                                2,738,093

                                                                                                                     15,221,747
                                                                                                                 --------------

TOTAL COMMON STOCKS (COST $104,287,023)                                                                              99,763,225
                                                                                                                 --------------

PRINCIPAL

SHORT-TERM INVESTMENTS - 2.60%
$   2,661,137  WELLS FARGO ADVANTAGE MONEY MARKET TRUST~++                                                            2,661,137

TOTAL SHORT-TERM INVESTMENTS (COST $2,661,137)                                                                        2,661,137
                                                                                                                 --------------

TOTAL INVESTMENTS IN SECURITIES
(COST $106,948,160)*                                99.99%                                                       $  102,424,362

OTHER ASSETS AND LIABILITIES, NET                    0.01                                                                 5,280
                                                   ------                                                        --------------

TOTAL NET ASSETS                                   100.00%                                                       $  102,429,642
                                                   ======                                                        ==============

+     NON-INCOME EARNING SECURITIES.

++    SECURITY OF AN AFFILIATE OF THE FUND WITH A COST OF $2,661,137.

~ THIS WELLS FARGO ADVANTAGE FUND INVESTS CASH BALANCES THAT IT RETAINS FOR LIQUIDITY PURPOSES IN A WELLS FARGO ADVANTAGE MONEY MARKET FUND. THE FUND DOES NOT PAY AN INVESTMENT ADVISORY FEE FOR SUCH INVESTMENTS.

* COST FOR FEDERAL INCOME TAX PURPOSES IS SUBSTANTIALLY THE SAME AS FOR FINANCIAL REPORTING PURPOSES.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

PORTFOLIO OF INVESTMENTS --           WELLS FARGO ADVANTAGE VARIABLE TRUST FUNDS
JUNE 30, 2005 (UNAUDITED)
--------------------------------------------------------------------------------

   MONEY MARKET FUND
-------------------------------------------------------------------------------------------------------------------------------

PRINCIPAL    SECURITY NAME                                                     INTEREST RATE   MATURITY DATE         VALUE
ASSET-BACKED SECURITIES - 0.40%
$   224,791  DAIMLERCHRYSLER AUTO TRUST++                                           2.63%        01/08/2006      $      224,791

TOTAL ASSET-BACKED SECURITIES (COST $224,791)                                                                           224,791
                                                                                                                 --------------

CERTIFICATES OF DEPOSIT - 11.74%
  1,000,000  ABBEY NATIONAL TREASURY SERVICE                                        3.22         07/08/2005           1,000,000
  1,500,000  BNP PARIBAS NEW YORK                                                   3.31         09/26/2005           1,500,000
  1,000,000  CDC IXIS                                                               2.45         10/06/2005           1,000,000
  1,000,000  DEUTSCHE BANK NEW YORK                                                 3.25         07/11/2005           1,000,000
  1,000,000  DEXIA CREDIT LOCAL NEW YORK                                            3.19         07/06/2005           1,000,000
  1,000,000  FORTIS BANK NEW YORK                                                   3.23         07/08/2005           1,000,000

TOTAL CERTIFICATES OF DEPOSIT (COST $6,500,000)                                                                       6,500,000
                                                                                                                 --------------

COMMERCIAL PAPER - 45.00%
  1,500,000  ALLIANCE & LEICESTER PLC^                                              3.18         08/15/2005           1,494,037
  1,000,000  AMSTERDAM FUNDING CORPORATION^                                         3.28         07/12/2005             998,998
    500,000  ANZ NATIONAL (INTERNATIONAL) LIMITED^                                  3.00         08/22/2005             497,833
  1,000,000  ANZ NATIONAL (INTERNATIONAL) LIMITED^                                  2.85         12/15/2005             986,779
  1,500,000  ATLANTIS ONE FUNDING^                                                  2.88         08/03/2005           1,496,040
  1,500,000  ATOMIUM FUNDING CORPORATION^                                           3.10         07/08/2005           1,499,096
  1,500,000  BARCLAYS US FUNDING LLC^                                               3.14         07/26/2005           1,496,734
  1,500,000  CITIGROUP GLOBAL MARKETS^                                              3.14         07/27/2005           1,496,598
  1,500,000  CONCORD MINUTEMEN CAPITAL COMPANY^                                     2.92         07/06/2005           1,499,392
  1,500,000  CROWN POINT CAPITAL COMPANY^                                           3.17         08/08/2005           1,494,989
  1,500,000  FIVE FINANCE INCORPORATED^                                             3.19         08/17/2005           1,493,753
  1,500,000  GALAXY FUNDING INCORPORATED^                                           3.25         08/30/2005           1,491,875
  1,000,000  GRAMPIAN FUNDING LLC^                                                  3.28         07/13/2005             998,907
  1,500,000  K2 (USA) LLC^                                                          3.19         08/22/2005           1,493,088
  1,500,000  LEXINGTON PARKER CAPITAL CORPORATION^                                  3.16         08/09/2005           1,494,865
  1,000,000  PICAROS FUNDING LLC^                                                   3.20         11/22/2005             987,200
  1,500,000  SEDNA FINANCE INCORPORATED^                                            3.12         07/21/2005           1,497,400
  1,000,000  SOCIETE GENERALE NORTH AMERICA^                                        3.21         07/07/2005             999,465
  1,500,000  SWEDISH NATIONAL HOUSING FINANCE^                                      3.18         08/17/2005           1,493,773

TOTAL COMMERCIAL PAPER (COST $24,910,822)                                                                            24,910,822
                                                                                                                 --------------

EXTENDABLE BONDS - 4.52%
  1,000,000  GENERAL ELECTRIC CAPITAL CORPORATION+/-                                3.28         07/07/2006           1,000,000
  1,000,000  NORTHERN ROCK PLC+++/-                                                 3.41         07/07/2006           1,000,000
    500,000  PREMIUM ASSET TRUST+++/-                                               3.23         06/15/2006             500,000

TOTAL EXTENDABLE BONDS (COST $2,500,000)                                                                              2,500,000
                                                                                                                 --------------

WELLS FARGO ADVANTAGE VARIABLE TRUST FUNDS           PORTFOLIO OF INVESTMENTS --
                                                       JUNE 30, 2005 (UNAUDITED)
--------------------------------------------------------------------------------

   MONEY MARKET FUND
-------------------------------------------------------------------------------------------------------------------------------

PRINCIPAL    SECURITY NAME                                                     INTEREST RATE   MATURITY DATE         VALUE
MEDIUM TERM NOTES - 10.95%
$   800,000  BANK OF AMERICA SECURITIES+/-                                          3.52%        09/09/2034      $      800,000
  1,000,000  BEAR STEARNS COMPANIES INCORPORATED+/-                                 3.59         09/09/2049           1,000,000
  1,000,000  CREDIT SUISSE FIRST BOSTON NEW YORK+/-                                 3.24         05/19/2006           1,000,000
  1,000,000  LIQUID FUNDING LIMITED+++/-                                            3.28         09/22/2005           1,000,000
  1,000,000  MARSHALL & ILSLEY BANK                                                 5.21         12/15/2005           1,010,221
  1,000,000  NATEXIS BANQUES POPULAIRES NEW YORK+/-                                 3.13         09/09/2005             999,932
    250,000  USAA CAPITAL CORPORATION++                                             3.13         12/15/2005             250,324

TOTAL MEDIUM TERM NOTES (COST $6,060,477)                                                                             6,060,477
                                                                                                                 --------------

PROMISSORY NOTES - 1.81%
  1,000,000  CITIGROUP GLOBAL+/-                                                    3.51         09/09/2049           1,000,000

TOTAL PROMISSORY NOTES (COST $1,000,000)                                                                              1,000,000
                                                                                                                 --------------

REPURCHASE AGREEMENTS - 25.69%
  5,212,067  BANK OF AMERICA NA - 102% COLLATERALIZED BY US GOVERNMENT
             SECURITIES (MATURITY VALUE $5,212,566)                                 3.45         07/01/2005           5,212,067
  1,000,000  BANK OF AMERICA SECURITIES LLC - 102% COLLATERALIZED BY US
             GOVERNMENT SECURITIES (MATURITY VALUE $1,001,184)                      3.28         07/13/2005           1,000,000
  1,000,000  BANK OF AMERICA SECURITIES LLC - 102% COLLATERALIZED BY US
             GOVERNMENT SECURITIES (MATURITY VALUE $1,000,996)                      3.26         07/11/2005           1,000,000
  1,000,000  BEAR STEARNS COMPANIES INCORPORATED - 102% COLLATERALIZED BY US
             GOVERNMENT SECURITIES (MATURITY VALUE $1,000,096)                      3.45         07/01/2005           1,000,000
  1,000,000  GOLDMAN SACHS & COMPANY - 102% COLLATERALIZED BY US GOVERNMENT
             SECURITIES (MATURITY VALUE $1,000,096)                                 3.46         07/01/2005           1,000,000
  5,000,000  GOLDMAN SACHS & COMPANY - 102% COLLATERALIZED BY US GOVERNMENT
             SECURITIES (MATURITY VALUE $5,000,479)                                 3.45         07/01/2005           5,000,000

TOTAL REPURCHASE AGREEMENTS (COST $14,212,067)                                                                       14,212,067
                                                                                                                 --------------

TOTAL INVESTMENTS IN SECURITIES
(COST $55,408,157)*                               100.11%                                                        $   55,408,157
OTHER ASSETS AND LIABILITIES, NET                  (0.11)                                                               (58,610)
                                                  ------                                                         --------------
TOTAL NET ASSETS                                  100.00%                                                        $   55,349,547
                                                  ======                                                         ==============

++ SECURITIES THAT MAY BE RESOLD TO "QUALIFIED INSTITUTIONAL BUYERS" UNDER RULE 144A OR SECURITIES OFFERED PURSUANT TO SECTION 4 (2) OF THE SECURITIES ACT OF 1933, AS AMENDED.

^     ZERO COUPON/ STEPPED COUPON BOND. INTEREST RATE PRESENTED IS YIELD TO
      MATURITY.

+/-   VARIABLE RATE INVESTMENTS.

* COST FOR FEDERAL INCOME TAX PURPOSES IS SUBSTANTIALLY THE SAME AS FOR FINANCIAL REPORTING PURPOSES.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

PORTFOLIO OF INVESTMENTS --           WELLS FARGO ADVANTAGE VARIABLE TRUST FUNDS
JUNE 30, 2005 (UNAUDITED)
--------------------------------------------------------------------------------

   MULTI CAP VALUE FUND
-------------------------------------------------------------------------------------------------------------------------------

SHARES       SECURITY NAME                                                                                           VALUE
COMMON STOCKS - 99.04%

APPAREL & ACCESSORY STORES - 0.02%
        180  DSW INCORPORATED+                                                                                   $        4,491
                                                                                                                 --------------

APPAREL & OTHER FINISHED PRODUCTS MADE FROM FABRICS & SIMILAR MATERIALS - 0.15%
      2,475  GYMBOREE CORPORATION+                                                                                       33,809
                                                                                                                 --------------

BUSINESS SERVICES - 9.81%
     47,375  3COM CORPORATION+                                                                                          172,445
     11,925  ABM INDUSTRIES INCORPORATED                                                                                232,537
      3,265  DST SYSTEMS INCORPORATED+                                                                                  152,802
     22,170  EMBARCADERO TECHNOLOGIES INCORPORATED+                                                                     124,374
      6,900  IMS HEALTH INCORPORATED                                                                                    170,913
     21,475  KFORCE INCORPORATED+                                                                                       181,679
     20,175  MOBIUS MANAGEMENT SYSTEMS INCORPORATED+                                                                    133,155
      6,050  MONEYGRAM INTERNATIONAL INCORPORATED                                                                       115,676
    132,330  SUN MICROSYSTEMS INCORPORATED+                                                                             493,591
     23,913  VIGNETTE CORPORATION+                                                                                      269,021
     20,980  WEBMD CORPORATION+                                                                                         215,465

                                                                                                                      2,261,658
                                                                                                                 --------------

CHEMICALS & ALLIED PRODUCTS - 2.31%
     10,395  ORASURE TECHNOLOGIES INCORPORATED+                                                                         103,846
     22,990  POLYONE CORPORATION+                                                                                       152,194
      5,370  RPM INTERNATIONAL INCORPORATED                                                                              98,056
     17,510  WELLMAN INCORPORATED                                                                                       178,427

                                                                                                                        532,523
                                                                                                                 --------------

COMMUNICATIONS - 2.26%
     40,940  CINCINNATI BELL INCORPORATED+                                                                              176,042
     51,000  COASTAL CONTACTS INCORPORATED                                                                               64,520
      5,865  ECTEL LIMITED+                                                                                              21,994
     41,565  LIGHTBRIDGE INCORPORATED+                                                                                  259,781

                                                                                                                        522,337
                                                                                                                 --------------

CONSTRUCTION SPECIAL TRADE CONTRACTORS - 2.02%
     15,345  CHICAGO BRIDGE & IRON COMPANY NV                                                                           350,787
     25,104  MATRIX SERVICE COMPANY+                                                                                    114,976

                                                                                                                        465,763
                                                                                                                 --------------

DEPOSITORY INSTITUTIONS - 1.31%
      3,435  COMMUNITY BANCORP+                                                                                         106,554
     18,260  PACIFIC PREMIER BANCORP INCORPORATED+                                                                      195,564

                                                                                                                        302,118
                                                                                                                 --------------

EATING & DRINKING PLACES - 0.57%
      3,695  CALIFORNIA PIZZA KITCHEN INCORPORATED+                                                                     100,763
        920  DARDEN RESTAURANTS INCORPORATED                                                                             30,341

                                                                                                                        131,104
                                                                                                                 --------------

WELLS FARGO ADVANTAGE VARIABLE TRUST FUNDS           PORTFOLIO OF INVESTMENTS --
                                                       JUNE 30, 2005 (UNAUDITED)
--------------------------------------------------------------------------------

   MULTI CAP VALUE FUND
-------------------------------------------------------------------------------------------------------------------------------

SHARES       SECURITY NAME                                                                                           VALUE
ELECTRIC, GAS & SANITARY SERVICES - 0.51%
     10,165  EL PASO CORPORATION                                                                                 $      117,101
                                                                                                                 --------------

ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT - 9.63%
     23,480  C-COR INCORPORATED+                                                                                        160,838
     10,620  CATAPULT COMMUNICATIONS CORPORATION+                                                                       181,177
     18,960  CELESTICA INCORPORATED+                                                                                    254,064
     13,105  ECI TELECOM LIMITED+                                                                                       108,771
     19,000  EVANS & SUTHERLAND COMPUTER CORPORATION+                                                                    95,950
     67,135  GRAFTECH INTERNATIONAL LIMITED+                                                                            288,681
     34,430  KEMET CORPORATION+                                                                                         216,909
     22,920  MCDATA CORPORATION+                                                                                         85,262
     98,535  MRV COMMUNICATIONS INCORPORATED+                                                                           213,821
    100,450  NORTEL NETWORKS CORPORATION+                                                                               262,175
      8,960  OSI SYSTEMS INCORPORATED+                                                                                  141,478
     12,855  RICHARDSON ELECTRONICS LIMITED                                                                              93,842
     29,305  SILICON STORAGE TECHNOLOGY INCORPORATED+                                                                   118,099

                                                                                                                      2,221,067
                                                                                                                 --------------

ENGINEERING, ACCOUNTING, RESEARCH MANAGEMENT & RELATED SERVICES - 1.98%
     15,170  CV THERAPEUTICS INCORPORATED+                                                                              340,111
      4,560  WATSON WYATT & COMPANY HOLDINGS                                                                            116,873

                                                                                                                        456,984
                                                                                                                 --------------

FOOD & KINDRED PRODUCTS - 2.37%
     15,395  DEL MONTE FOODS COMPANY+                                                                                   165,804
      6,570  HERCULES INCORPORATED+                                                                                      92,966
      1,545  MOLSON COORS BREWING COMPANY                                                                                95,790
      4,205  SANDERSON FARMS INCORPORATED                                                                               191,075

                                                                                                                        545,635
                                                                                                                 --------------

FURNITURE & FIXTURES - 0.26%
      4,120  LA-Z-BOY INCORPORATED                                                                                       60,028
                                                                                                                 --------------

HEALTH SERVICES - 0.82%
     14,835  BEVERLY ENTERPRISES INCORPORATED                                                                           188,998
                                                                                                                 --------------

HOLDING & OTHER INVESTMENT OFFICES - 1.04%
      8,665  AFFORDABLE RESIDENTIAL COMMUNITIES                                                                         115,678
      8,070  AMERICAN FINANCIAL REALTY TRUST                                                                            124,116

                                                                                                                        239,794
                                                                                                                 --------------

HOTELS, ROOMING HOUSES, CAMPS & OTHER LODGE PLACES - 1.62%
     32,211  EMPIRE RESORTS INCORPORATED+                                                                               130,455
      5,680  GREAT WOLF RESORTS INCORPORATED+                                                                           116,099
      4,820  ISLE OF CAPRI CASINOS INCORPORATED+                                                                        126,284

                                                                                                                        372,838
                                                                                                                 --------------

PORTFOLIO OF INVESTMENTS --           WELLS FARGO ADVANTAGE VARIABLE TRUST FUNDS
JUNE 30, 2005 (UNAUDITED)
--------------------------------------------------------------------------------

   MULTI CAP VALUE FUND
-------------------------------------------------------------------------------------------------------------------------------

SHARES       SECURITY NAME                                                                                           VALUE
INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT - 2.09%
     63,635  CRAY INCORPORATED+                                                                                  $       78,907
      7,395  KULICKE & SOFFA INDUSTRIES INCORPORATED+                                                                    58,495
     12,915  UNOVA INCORPORATED+                                                                                        343,926

                                                                                                                        481,328
                                                                                                                 --------------

INSURANCE CARRIERS - 4.33%
      8,085  EMC INSURANCE GROUP INCORPORATED                                                                           146,177
      3,125  ENDURANCE SPECIALTY HOLDINGS LIMITED                                                                       118,188
      3,295  MERCURY GENERAL CORPORATION                                                                                179,643
      8,035  NYMAGIC INCORPORATED                                                                                       187,617
      5,760  PXRE GROUP LIMITED                                                                                         145,267
     19,305  SEABRIGHT INSURANCE HOLDINGS INCORPORATED+                                                                 220,656

                                                                                                                        997,548
                                                                                                                 --------------

JUSTICE, PUBLIC ORDER & SAFETY - 0.51%
      4,720  GEO GROUP INCORPORATED+                                                                                    118,236
                                                                                                                 --------------

LEATHER & LEATHER PRODUCTS - 0.89%
     18,790  BAKERS FOOTWEAR GROUP INCORPORATED+                                                                        205,751
                                                                                                                 --------------

MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC, MEDICAL & OPTICAL GOODS - 3.18%
     37,365  ALLIED HEALTHCARE PRODUCTS INCORPORATED                                                                    183,462
     15,950  CREDENCE SYSTEMS CORPORATION+                                                                              144,348
     19,795  INPUT OUTPUT INCORPORATED+                                                                                 124,313
     13,805  LAKELAND INDUSTRIES INCORPORATED+                                                                          188,990
     11,680  SYNOVIS LIFE TECHNOLOGIES INCORPORATED+                                                                     93,206

                                                                                                                        734,319
                                                                                                                 --------------

MEMBERSHIP ORGANIZATIONS - 0.04%
        680  ADA-ES INCORPORATED+                                                                                        10,268
                                                                                                                 --------------

METAL MINING - 9.88%
     29,970  APEX SILVER MINES LIMITED+                                                                                 411,788
     16,125  GLAMIS GOLD LIMITED+%%                                                                                     277,511
     11,765  GOLDCORP INCORPORATED                                                                                      185,652
     19,785  HARMONY GOLD MINING COMPANY LIMITED ADR                                                                    169,359
      6,465  INCO LIMITED                                                                                               244,054
      3,270  IPSCO INCORPORATED                                                                                         142,899
      6,585  MERIDIAN GOLD INCORPORATED+                                                                                118,530
      6,845  NEWMONT MINING CORPORATION                                                                                 267,160
     21,230  RANDGOLD RESOURCES LIMITED ADR+                                                                            298,494
     18,755  SOUTHWESTERN RESOURCES CORPORATION                                                                         163,180

                                                                                                                      2,278,627
                                                                                                                 --------------

MINING & QUARRYING OF NONMETALLIC MINERALS, EXCEPT FUELS - 0.40%
     21,665  QUADRA MINING LIMITED                                                                                       92,835
                                                                                                                 --------------

WELLS FARGO ADVANTAGE VARIABLE TRUST FUNDS           PORTFOLIO OF INVESTMENTS --
                                                       JUNE 30, 2005 (UNAUDITED)
--------------------------------------------------------------------------------

   MULTI CAP VALUE FUND
-------------------------------------------------------------------------------------------------------------------------------

SHARES       SECURITY NAME                                                                                           VALUE
MOTOR FREIGHT TRANSPORTATION & WAREHOUSING - 0.93%
      8,440  COVENANT TRANSPORT INCORPORATED CLASS A+                                                            $      111,408
      5,190  WERNER ENTERPRISES INCORPORATED                                                                            101,932

                                                                                                                        213,340
                                                                                                                 --------------

NON-DEPOSITORY CREDIT INSTITUTIONS - 0.83%
      8,925  FIRST CASH FINANCIAL SERVICES INCORPORATED+                                                                190,727
                                                                                                                 --------------

OIL & GAS EXTRACTION - 24.24%
      6,675  CANADIAN NATURAL RESOURCES LIMITED                                                                         242,836
      4,375  CNOOC LIMITED ADR                                                                                          259,525
      3,185  ENERGY PARTNERS LIMITED+                                                                                    83,479
      5,610  FOREST OIL CORPORATION+                                                                                    235,620
     99,430  GLOBAL INDUSTRIES LIMITED+                                                                                 845,155
     13,655  GREY WOLF INCORPORATED+                                                                                    101,184
      1,665  HELMERICH & PAYNE INCORPORATED                                                                              78,122
     33,120  KEY ENERGY SERVICES INCORPORATED+                                                                          400,752
     15,175  MCMORAN EXPLORATION COMPANY+                                                                               296,064
     38,025  NEWPARK RESOURCES INCORPORATED+                                                                            285,187
      1,210  NOBLE ENERGY INCORPORATED                                                                                   91,537
     18,200  PARAMOUNT RESOURCES LIMITED CLASS A+                                                                       267,088
      4,345  PARKER DRILLING COMPANY+                                                                                    30,458
     15,585  PETROHAWK ENERGY CORPORATION+                                                                              168,318
     24,860  PETROQUEST ENERGY INCORPORATED+                                                                            163,330
      4,525  PIONEER NATURAL RESOURCES COMPANY                                                                          190,412
      3,800  PRIDE INTERNATIONAL INCORPORATED+                                                                           97,660
     26,530  RANGE RESOURCES CORPORATION                                                                                713,657
    109,250  SEITEL INCORPORATED+                                                                                       159,505
      1,775  STONE ENERGY CORPORATION+                                                                                   86,798
      2,025  TRANSOCEAN INCORPORATED+                                                                                   109,289
     33,305  TRILOGY ENERGY TRUST                                                                                       486,853
     13,730  WILLBROS GROUP INCORPORATED+                                                                               196,614

                                                                                                                      5,589,443
                                                                                                                 --------------

PAPER & ALLIED PRODUCTS - 0.69%
     13,235  WAUSAU PAPER CORPORATION                                                                                   158,555
                                                                                                                 --------------

PETROLEUM REFINING & RELATED INDUSTRIES - 0.62%
      2,000  ASHLAND INCORPORATED                                                                                       143,740
                                                                                                                 --------------

PRIMARY METAL INDUSTRIES - 1.35%
      9,920  ENCORE WIRE CORPORATION+                                                                                   114,973
      5,495  ROANOKE ELECTRIC STEEL CORPORATION                                                                          90,777
      3,095  UNITED STATES STEEL CORPORATION                                                                            106,375

                                                                                                                        312,125
                                                                                                                 --------------

PRINTING, PUBLISHING & ALLIED INDUSTRIES - 1.42%
      2,120  EW SCRIPPS COMPANY CLASS A                                                                                 103,456
     13,305  JOURNAL COMMUNICATIONS INCORPORATED CLASS A                                                                223,524

                                                                                                                        326,980
                                                                                                                 --------------

PORTFOLIO OF INVESTMENTS --           WELLS FARGO ADVANTAGE VARIABLE TRUST FUNDS
JUNE 30, 2005 (UNAUDITED)
--------------------------------------------------------------------------------

   MULTI CAP VALUE FUND
-------------------------------------------------------------------------------------------------------------------------------

SHARES       SECURITY NAME                                                                                           VALUE
RUBBER & MISCELLANEOUS PLASTICS PRODUCTS - 3.41%
      5,680  AEP INDUSTRIES INCORPORATED+                                                                        $      104,853
     44,160  CONSTAR INTERNATIONAL INCORPORATED+                                                                        165,158
     20,535  INTERTAPE POLYMER GROUP INCORPORATED+                                                                      209,252
     28,100  ROYAL GROUP TECHNOLOGIES LIMITED+                                                                          307,695

                                                                                                                        786,958
                                                                                                                 --------------

SECURITY & COMMODITY BROKERS, DEALERS, EXCHANGES & SERVICES - 0.74%
     15,050  MARKETAXCESS HOLDINGS INCORPORATED+                                                                        170,065
                                                                                                                 --------------

TRANSPORTATION BY AIR - 1.68%
     14,300  AIRTRAN HOLDINGS INCORPORATED+                                                                             131,989
     10,895  PETROLEUM HELICOPTERS INCORPORATED (NON-VOTING)+                                                           256,468

                                                                                                                        388,457
                                                                                                                 --------------

TRANSPORTATION EQUIPMENT - 0.37%
      1,300  SEQUA CORPORATION+                                                                                          86,021
                                                                                                                 --------------

TRANSPORTATION SERVICES - 0.52%
     10,005  RAILAMERICA INCORPORATED+                                                                                  119,060
                                                                                                                 --------------

WHOLESALE TRADE NON-DURABLE GOODS - 1.51%
      2,775  ALLSCRIPTS HEALTHCARE SOLUTIONS INCORPORATED+                                                               46,093
      5,365  ENDO PHARMACEUTICALS HOLDINGS INCORPORATED+                                                                140,992
     13,105  SOURCE INTERLINK COMPANIES INCORPORATED+                                                                   162,109

                                                                                                                        349,194
                                                                                                                 --------------

WHOLESALE TRADE-DURABLE GOODS - 2.73%
    235,220  COVALENT GROUP INCORPORATED+                                                                               562,176
     13,565  US HOME SYSTEMS INCORPORATED+                                                                               67,961

                                                                                                                        630,137
                                                                                                                 --------------
TOTAL COMMON STOCKS (COST $20,476,388)                                                                               22,839,962
                                                                                                                 --------------

PRINCIPAL

SHORT-TERM INVESTMENTS - 0.38%

SHARES

MUTUAL FUND - 0.38%
     86,596  WELLS FARGO ADVANTAGE MONEY MARKET TRUST~#                                                                  86,596
                                                                                                                 --------------

TOTAL SHORT-TERM INVESTMENTS (COST $86,596)                                                                              86,596
                                                                                                                 --------------

TOTAL INVESTMENTS IN SECURITIES
(COST $20,562,984)*                                99.42%                                                        $   22,926,558

OTHER ASSETS AND LIABILITIES, NET                   0.58                                                                134,616
                                                  ------                                                         --------------
TOTAL NET ASSETS                                  100.00%                                                        $   23,061,174
                                                  ======                                                         ==============

+     NON-INCOME EARNING SECURITIES.

~ THIS WELLS FARGO ADVANTAGE FUND INVESTS CASH BALANCES THAT IT RETAINS FOR LIQUIDITY PURPOSES IN A WELLS FARGO ADVANTAGE MONEY MARKET FUND. THE FUND DOES NOT PAY AN INVESTMENT ADVISORY FEE FOR SUCH INVESTMENTS.

%%    SECURITIES ISSUED ON A WHEN-ISSUED (TBA) BASIS. (SEE NOTE 2)

#     SECURITY OF AN AFFILIATE OF THE FUND WITH COST OF $86,596.

* COST FOR FEDERAL INCOME TAX PURPOSES IS SUBSTANTIALLY THE SAME AS FOR FINANCIAL REPORTING PURPOSES.

WELLS FARGO ADVANTAGE VARIABLE TRUST FUNDS           PORTFOLIO OF INVESTMENTS --
                                                       JUNE 30, 2005 (UNAUDITED)
--------------------------------------------------------------------------------

   MULTI CAP VALUE FUND
-------------------------------------------------------------------------------------------------------------------------------

                                                                                          STRIKE PRICE/
CONTRACTS                                                                                EXPIRATION DATE             VALUE
WRITTEN OPTIONS - (0.16%)
        (5)  CALIFORNIA PIZZA KITCHEN INCORPORATED CALL                                $ 25.00   07/16/2005      $       (1,100)
       (25)  CV THERAPEUTICS INCORPORATED CALL                                           25.00   10/22/2005              (3,625)
       (25)  FOREST OIL CORPORATION CALL                                                 40.00   08/20/2005              (8,000)
       (20)  GREAT WOLF RESOURTS INCOPORATED CALL                                        20.00   10/22/2005              (4,200)
        (5)  HELMERICH & PAYNE INCORPORATED CALL                                         50.00   12/17/2005              (1,125)
        (8)  IPSCO INCORPORATED CALL                                                     55.00   09/17/2005                (320)
        (5)  NOBEL ENERGY INCORPORATE CALL                                               78.00   08/20/2005              (1,750)
        (5)  NOBEL ENERGY INCORPORATE CALL                                               70.00   11/19/2005              (4,350)
        (5)  PIONEER NATURAL RESOURCES COMPANY CALL                                      45.00   09/17/2005                (450)
       (10)  PIONEER NATURAL RESOURCES COMPANY CALL                                      40.00   09/17/2005              (3,300)
       (20)  RANGE RESOURCES CORPORATION CALL                                            25.00   09/17/2005              (5,500)
        (5)  UNOVA INCORPORATED CALL                                                     22.50   09/17/2005              (2,650)
        (5)  UNOVA INCORPORATED CALL                                                     25.00   09/17/2005                (925)

TOTAL WRITTEN OPTIONS (PREMIUMS RECEIVED $(34,237))                                                                     (37,295)
                                                                                                                 --------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

PORTFOLIO OF INVESTMENTS --           WELLS FARGO ADVANTAGE VARIABLE TRUST FUNDS
JUNE 30, 2005 (UNAUDITED)
--------------------------------------------------------------------------------

   OPPORTUNITY FUND
-------------------------------------------------------------------------------------------------------------------------------

SHARES       SECURITY NAME                                                                                           VALUE
COMMON STOCKS - 87.94%

APPAREL & ACCESSORY STORES - 3.43%
    630,000  GAP INCORPORATED                                                                                    $   12,442,500
    335,000  NORDSTROM INCORPORATED                                                                                  22,769,950

                                                                                                                     35,212,450
                                                                                                                 --------------

AUTOMOTIVE DEALERS & GASOLINE SERVICE STATIONS - 1.60%
    804,000  AUTONATION INCORPORATED+                                                                                16,498,080
                                                                                                                 --------------

BUILDING MATERIALS, HARDWARE, GARDEN SUPPLY & MOBILE HOME DEALERS - 1.22%
    215,000  LOWE'S COMPANIES INCORPORATED                                                                           12,517,300
                                                                                                                 --------------

BUSINESS SERVICES - 10.57%
    980,000  CADENCE DESIGN SYSTEMS INCORPORATED+                                                                    13,386,800
    885,000  CNET NETWORKS INCORPORATED+                                                                             10,389,900
    275,000  COMPUTER SCIENCES CORPORATION+                                                                          12,017,500
    265,000  DST SYSTEMS INCORPORATED+                                                                               12,402,000
    499,000  IMS HEALTH INCORPORATED                                                                                 12,360,230
  1,195,000  INTERPUBLIC GROUP OF COMPANIES INCORPORATED+                                                            14,555,100
  1,110,000  RED HAT INCORPORATED+                                                                                   14,541,000
  2,875,000  SUN MICROSYSTEMS INCORPORATED+                                                                          10,723,750
  1,301,000  UNISYS CORPORATION+                                                                                      8,235,330

                                                                                                                    108,611,610
                                                                                                                 --------------

CHEMICALS & ALLIED PRODUCTS - 3.96%
    198,000  MEDICIS PHARMACEUTICAL CORPORATION CLASS A                                                               6,282,540
    430,000  PRAXAIR INCORPORATED                                                                                    20,038,000
    710,000  PROTEIN DESIGN LABS INCORPORATED+                                                                       14,349,100

                                                                                                                     40,669,640
                                                                                                                 --------------

COMMUNICATIONS - 8.49%
    630,000  CABLEVISION SYSTEMS NEW YORK GROUP CLASS A+                                                             20,286,000
    503,000  COMCAST CORPORATION                                                                                     15,064,850
    884,000  DIRECTV GROUP INCORPORATED+                                                                             13,702,000
    510,000  IAC INTERACTIVECORP+                                                                                    12,265,500
    595,000  SPRINT CORPORATION                                                                                      14,928,550
    140,000  TELEPHONE AND DATA SYSTEMS INCORPORATED                                                                  5,713,400
    140,000  TELEPHONE AND DATA SYSTEMS INCORPORATED SHS                                                              5,367,600

                                                                                                                     87,327,900
                                                                                                                 --------------

DEPOSITORY INSTITUTIONS - 4.00%
    290,000  FIFTH THIRD BANCORP                                                                                     11,950,900
    495,000  MELLON FINANCIAL CORPORATION                                                                            14,201,550
    335,000  TORONTO-DOMINION BANK                                                                                   14,939,928

                                                                                                                     41,092,378
                                                                                                                 --------------

ELECTRIC, GAS & SANITARY SERVICES - 2.82%
    595,000  NISOURCE INCORPORATED                                                                                   14,714,350
    505,000  WASTE MANAGEMENT INCORPORATED                                                                           14,311,700

                                                                                                                     29,026,050
                                                                                                                 --------------

WELLS FARGO ADVANTAGE VARIABLE TRUST FUNDS           PORTFOLIO OF INVESTMENTS --
                                                       JUNE 30, 2005 (UNAUDITED)
--------------------------------------------------------------------------------

   OPPORTUNITY FUND
-------------------------------------------------------------------------------------------------------------------------------

SHARES       SECURITY NAME                                                                                           VALUE
ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT - 4.79%
    955,000  CELESTICA INCORPORATED+                                                                             $   12,797,000
    625,000  MOLEX INCORPORATED CLASS A                                                                              14,675,000
  1,545,000  SANMINA-SCI CORPORATION+                                                                                 8,451,150
  1,120,000  VISHAY INTERTECHNOLOGY INCORPORATED+                                                                    13,294,400

                                                                                                                     49,217,550
                                                                                                                 --------------

ENGINEERING, ACCOUNTING, RESEARCH MANAGEMENT & RELATED SERVICES - 1.29%
    585,000  ACCENTURE LIMITED CLASS A+                                                                              13,261,950
                                                                                                                 --------------

FABRICATED METAL PRODUCTS, EXCEPT MACHINERY & TRANSPORTATION EQUIPMENT - 0.99%
    128,000  ILLINOIS TOOL WORKS INCORPORATED                                                                        10,199,040
                                                                                                                 --------------

FOOD & KINDRED PRODUCTS - 1.29%
    605,000  COCA-COLA ENTERPRISES INCORPORATED                                                                      13,316,050
                                                                                                                 --------------

FOOD STORES - 1.16%
    530,000  SAFEWAY INCORPORATED                                                                                    11,972,700
                                                                                                                 --------------

FORESTRY - 1.27%
    205,000  WEYERHAEUSER COMPANY                                                                                    13,048,250
                                                                                                                 --------------

GENERAL MERCHANDISE STORES - 3.03%
    290,000  TARGET CORPORATION                                                                                      15,778,900
    630,000  TJX COMPANIES INCORPORATED                                                                              15,340,500

                                                                                                                     31,119,400
                                                                                                                 --------------

INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT - 3.02%
    290,000  AMERICAN STANDARD COMPANIES INCORPORATED                                                                12,156,800
    220,000  EATON CORPORATION                                                                                       13,178,000
    240,000  SANDISK CORPORATION+                                                                                     5,695,200

                                                                                                                     31,030,000
                                                                                                                 --------------

INSURANCE CARRIERS - 4.93%
    330,000  ACE LIMITED                                                                                             14,800,500
    220,000  AFLAC INCORPORATED                                                                                       9,521,600
    165,000  MGIC INVESTMENT CORPORATION                                                                             10,761,300
    210,000  XL CAPITAL LIMITED CLASS A                                                                              15,628,200

                                                                                                                     50,711,600
                                                                                                                 --------------

MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC, MEDICAL & OPTICAL GOODS - 3.38%
     82,000  BAUSCH & LOMB INCORPORATED                                                                               6,806,000
    230,000  FISHER SCIENTIFIC INTERNATIONAL INCORPORATED+                                                           14,927,000
    350,000  WATERS CORPORATION+                                                                                     13,009,500

                                                                                                                     34,742,500
                                                                                                                 --------------

METAL MINING - 1.29%
    530,000  BARRICK GOLD CORPORATION                                                                                13,265,900
                                                                                                                 --------------

MISCELLANEOUS RETAIL - 2.69%
    570,000  DOLLAR TREE STORES INCORPORATED+                                                                        13,680,000
    655,000  STAPLES INCORPORATED                                                                                    13,964,600

                                                                                                                     27,644,600
                                                                                                                 --------------

PORTFOLIO OF INVESTMENTS --           WELLS FARGO ADVANTAGE VARIABLE TRUST FUNDS
JUNE 30, 2005 (UNAUDITED)
--------------------------------------------------------------------------------

   OPPORTUNITY FUND
-------------------------------------------------------------------------------------------------------------------------------

SHARES       SECURITY NAME                                                                                           VALUE
MOTION PICTURES - 1.34%
  1,357,000  LIBERTY MEDIA CORPORATION CLASS A+                                                                  $   13,827,830
                                                                                                                 --------------

OIL & GAS EXTRACTION - 9.99%
    340,000  BJ SERVICES COMPANY                                                                                     17,843,200
    325,000  DEVON ENERGY CORPORATION                                                                                16,471,000
    445,000  ENSCO INTERNATIONAL INCORPORATED                                                                        15,908,750
    610,000  GLOBALSANTAFE CORPORATION                                                                               24,888,000
    475,000  WEATHERFORD INTERNATIONAL LIMITED+                                                                      27,540,500

                                                                                                                    102,651,450
                                                                                                                 --------------

PETROLEUM REFINING & RELATED INDUSTRIES - 1.29%
    230,000  CONOCOPHILLIPS                                                                                          13,222,700
                                                                                                                 --------------

PRINTING, PUBLISHING & ALLIED INDUSTRIES - 2.24%
    262,000  EW SCRIPPS COMPANY CLASS A                                                                              12,785,600
    290,000  TRIBUNE COMPANY                                                                                         10,202,200

                                                                                                                     22,987,800
                                                                                                                 --------------

SECURITY & COMMODITY BROKERS, DEALERS, EXCHANGES & SERVICES - 1.80%
    995,000  AMERITRADE HOLDING CORPORATION+                                                                         18,497,050
                                                                                                                 --------------

TEXTILE MILL PRODUCTS - 1.22%
    152,000  MOHAWK INDUSTRIES INCORPORATED+                                                                         12,540,000
                                                                                                                 --------------

TRANSPORTATION BY AIR - 0.81%
  1,820,000  NORTHWEST AIRLINES CORPORATION+                                                                          8,299,200
                                                                                                                 --------------

TRANSPORTATION EQUIPMENT - 1.33%
    195,000  MAGNA INTERNATIONAL INCORPORATED CLASS A                                                                13,716,300
                                                                                                                 --------------

WHOLESALE TRADE NON-DURABLE GOODS - 1.37%
    400,000  DEAN FOODS COMPANY+                                                                                     14,096,000
                                                                                                                 --------------

WHOLESALE TRADE-DURABLE GOODS - 1.33%
    250,000  W.W. GRAINGER INCORPORATED                                                                              13,697,500
                                                                                                                 --------------

TOTAL COMMON STOCKS (COST $709,531,234)                                                                             904,020,778
                                                                                                                 --------------

INVESTMENT COMPANIES - 3.92%

STOCK FUNDS - 3.92%
     70,000  BIOTECH HOLDRS TRUST                                                                                    11,711,000
    270,000  ISHARES S&P SMALLCAP 600 INDEX FUND                                                                     14,839,200
    110,000  MIDCAP SPDR TRUST SERIES 1                                                                              13,774,200
                                                                                                                     40,324,400
                                                                                                                 --------------

TOTAL INVESTMENT COMPANIES (COST $27,516,665)                                                                        40,324,400
                                                                                                                 --------------

                                                                                          STRIKE PRICE/
PRINCIPAL                                                                                EXPIRATION DATE             VALUE
OPTIONS - 0.05%
      2,150  AMERITRADE HOLDING CORPORATION PUT+                                       $ 17.50    8/20/2005              64,500
        230  PHARMACEUTICAL INDEXJULY CALL+                                              33.50    7/21/2005             466,900
TOTAL OPTIONS (COST $862,027)                                                                                           531,400
                                                                                                                 --------------

WELLS FARGO ADVANTAGE VARIABLE TRUST FUNDS           PORTFOLIO OF INVESTMENTS --
                                                       JUNE 30, 2005 (UNAUDITED)
--------------------------------------------------------------------------------

   OPPORTUNITY FUND
-------------------------------------------------------------------------------------------------------------------------------

SHARES       SECURITY NAME                                                                                           VALUE
RIGHTS - 0.00%
    230,000  SEAGATE TECHNOLOGY RIGHTS+(a)                                                                       $            0

TOTAL RIGHTS (COST $0)                                                                                                        0
                                                                                                                 --------------

PRINCIPAL                                                                      INTEREST RATE   MATURITY DATE

US TREASURY SECURITIES - 0.72%

US TREASURY BILLS - 0.72%
$   400,000  US TREASURY BILL+^                                                     2.88%        08/25/2005             398,241
  7,000,000  US TREASURY BILL+^                                                     2.82         07/21/2005           6,989,932
                                                                                                                 --------------

TOTAL US TREASURY SECURITIES (COST $7,387,296)                                                                        7,388,173
                                                                                                                 --------------

SHORT-TERM INVESTMENTS - 7.27%
 74,676,995  WELLS FARGO ADVANTAGE MONEY MARKET TRUST~++                                                             74,676,995

TOTAL SHORT-TERM INVESTMENTS (COST $74,676,995)                                                                      74,676,995
                                                                                                                 --------------

TOTAL INVESTMENTS IN SECURITIES
(COST $819,974,217)*                               99.90%                                                        $1,026,941,746
OTHER ASSETS AND LIABILITIES, NET                   0.10                                                              1,035,518
                                                  ------                                                         --------------
TOTAL NET ASSETS                                  100.00%                                                        $1,027,977,264
                                                  ======                                                         ==============

+     NON-INCOME EARNING SECURITIES.

(a) SECURITY FAIR VALUED IN ACCORDANCE WITH THE PROCEDURES APPROVED BY THE BOARD OF TRUSTEES.

~ THIS WELLS FARGO ADVANTAGE FUND INVESTS CASH BALANCES THAT IT RETAINS FOR LIQUIDITY PURPOSES IN A WELLS FARGO ADVANTAGE MONEY MARKET FUND. THE FUND DOES NOT PAY AN INVESTMENT ADVISORY FEE FOR SUCH INVESTMENTS.

++    SECURITY OF AN AFFILIATE OF THE FUND WITH A COST OF $81,666,048.

^     ZERO COUPON/STEPPED COUPON BOND. INTEREST RATE PRESENTED IS YIELD TO
      MATURITY.

* COST FOR FEDERAL INCOME TAX PURPOSES IS SUBSTANTIALLY THE SAME AS FOR FINANCIAL REPORTING PURPOSES.

CONTRACTS                                                                                 STRIKE PRICE/
                                                                                         EXPIRATION DATE             VALUE
WRITTEN OPTIONS - (0.03%)

OPTIONS SHORT POSITION - (0.03%)
    (2,150)  AMERITRADE HOLDING CORPORATION CALL+                                      $ 17.50    8/20/2005            (301,000)
      (230)  PHARMACEUTICAL INDEX PUT+                                                    2.00    7/16/2005              (2,300)

                                                                                                                       (303,300)
                                                                                                                 --------------

TOTAL WRITTEN OPTIONS (PREMIUMS RECEIVED $(339,847))                                                                   (303,300)
                                                                                                                 --------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

PORTFOLIO OF INVESTMENTS --           WELLS FARGO ADVANTAGE VARIABLE TRUST FUNDS
JUNE 30, 2005 (UNAUDITED)
--------------------------------------------------------------------------------

   SMALL CAP GROWTH  FUND
-------------------------------------------------------------------------------------------------------------------------------

SHARES       SECURITY NAME                                                                                           VALUE
COMMON STOCKS - 98.06%

APPAREL & ACCESSORY STORES - 0.79%
     27,800  CHILDRENS PLACE RETAIL STORES INCORPORATED+<<                                                       $    1,297,426
                                                                                                                 --------------

AUTOMOTIVE REPAIR, SERVICES & PARKING - 1.05%
     94,009  WRIGHT EXPRESS CORPORATION+                                                                              1,736,346
                                                                                                                 --------------

BUSINESS SERVICES - 24.29%
      1,948  ACCELR8 TECHNOLOGY CORPORATION<<                                                                             6,234
     39,300  ALLIANCE DATA SYSTEMS CORPORATION+                                                                       1,594,008
    228,422  CNET NETWORKS INCORPORATED+                                                                              2,681,674
     55,800  COGENT INCORPORATED+                                                                                     1,593,090
    168,343  CONCUR TECHNOLOGIES INCORPORATED+                                                                        1,772,652
     26,600  DIGITAL RIVER INCORPORATED+<<                                                                              844,550
    131,875  FASTCLICK INCORPORATED+<<                                                                                1,200,063
     57,950  GEVITY HR INCORPORATED                                                                                   1,160,739
     55,000  HUDSON HIGHLAND GROUP INCORPORATED+                                                                        857,450
    320,152  HYPERCOM CORPORATION+                                                                                    2,071,384
     60,400  INFOSPACE INCORPORATED+                                                                                  1,988,972
    592,948  IVILLAGE INCORPORATED+                                                                                   3,545,829
     11,268  JAMDAT MOBILE INCORPORATED+<<                                                                              311,898
     58,946  LABOR READY INCORPORATED+                                                                                1,374,031
          1  NETIQ CORPORATION+                                                                                              11
    214,101  OPEN SOLUTIONS INCORPORATED+                                                                             4,348,391
    256,990  QUEST SOFTWARE INCORPORATED+                                                                             3,502,774
    181,010  SAPIENT CORPORATION+<<                                                                                   1,435,409
     69,130  SI INTERNATIONAL INCORPORATED+                                                                           2,071,135
     76,759  TNS INCORPORATED+                                                                                        1,793,858
     43,591  TRANSACTION SYSTEMS ARCHITECTS INCORPORATED CLASS A+                                                     1,073,646
    116,100  VALUECLICK INCORPORATED+                                                                                 1,431,513
     79,400  WEBEX COMMUNICATIONS INCORPORATED+                                                                       2,096,954
    225,927  WEBMETHODS INCORPORATED+<<                                                                               1,265,191

                                                                                                                     40,021,456
                                                                                                                 --------------

CHEMICALS & ALLIED PRODUCTS - 7.38%
    103,900  ALKERMES INCORPORATED+<<                                                                                 1,373,558
     53,188  CUBIST PHARMACEUTICALS INCORPORATED+                                                                       700,486
    131,900  ENCYSIVE PHARMACEUTICALS INCORPORATED+                                                                   1,425,839
     49,612  FIRST HORIZON PHARMACEUTICAL CORPORATION+<<                                                                944,613
     22,058  MARTEK BIOSCIENCES CORPORATION+<<                                                                          837,101
    108,688  MEDICINES COMPANY+<<                                                                                     2,542,212
     56,300  MGI PHARMA INCORPORATED+<<                                                                               1,225,088
     50,400  NEUROCRINE BIOSCIENCES INCORPORATED+                                                                     2,119,824
     54,343  OLIN CORPORATION                                                                                           991,216

                                                                                                                     12,159,937
                                                                                                                 --------------

WELLS FARGO ADVANTAGE VARIABLE TRUST FUNDS           PORTFOLIO OF INVESTMENTS --
                                                       JUNE 30, 2005 (UNAUDITED)
--------------------------------------------------------------------------------

   SMALL CAP GROWTH  FUND
-------------------------------------------------------------------------------------------------------------------------------

SHARES       SECURITY NAME                                                                                           VALUE
COMMUNICATIONS - 4.44%
     54,578  LODGENET ENTERTAINMENT CORPORATION+                                                                 $      905,449
     33,030  NII HOLDINGS INCORPORATED CLASS B+                                                                       2,111,938
    526,581  UBIQUITEL INCORPORATED+                                                                                  4,296,901

                                                                                                                      7,314,288
                                                                                                                 --------------

DEPOSITORY INSTITUTIONS - 1.44%
     37,250  FIDELITY BANKSHARES INCORPORATED                                                                           987,870
     39,200  FIRST REPUBLIC BANK                                                                                      1,384,936

                                                                                                                      2,372,806
                                                                                                                 --------------

EDUCATIONAL SERVICES - 2.56%
     36,600  EDUCATION MANAGEMENT CORPORATION+                                                                        1,234,518
     62,267  LAUREATE EDUCATION INCORPORATED+                                                                         2,980,099

                                                                                                                      4,214,617
                                                                                                                 --------------

ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT - 5.03%
     84,366  HEXEL CORPORATION+                                                                                       1,427,473
    125,600  INTEGRATED DEVICE TECHNOLOGY INCORPORATED+                                                               1,350,200
     66,900  MERCURY COMPUTER SYSTEMS INCORPORATED+                                                                   1,831,053
    422,448  NMS COMMUNICATIONS CORPORATION+                                                                          1,208,201
    185,329  PIXELWORKS INCORPORATED+                                                                                 1,590,123
     86,084  UNIVERSAL DISPLAY CORPORATION+<<                                                                           884,943

                                                                                                                      8,291,993
                                                                                                                 --------------

ENGINEERING, ACCOUNTING, RESEARCH MANAGEMENT & RELATED SERVICES - 7.37%
     27,126  ADVISORY BOARD COMPANY+<<                                                                                1,322,121
     32,200  AMYLIN PHARMACEUTICALS INCORPORATED+<<                                                                     673,946
      8,307  CORPORATE EXECUTIVE BOARD COMPANY                                                                          650,688
     25,700  GEN-PROBE INCORPORATED+                                                                                    931,111
     37,513  HURON CONSULTING GROUP INCORPORATED+                                                                       883,431
    120,789  NAVIGANT CONSULTING INCORPORATED+                                                                        2,133,134
    158,496  RESOURCES CONNECTION INCORPORATED+<<                                                                     3,681,862
     48,292  SFBC INTERNATIONAL INCORPORATED+                                                                         1,865,520

                                                                                                                     12,141,813
                                                                                                                 --------------

HEALTH SERVICES - 2.56%
     23,457  COVANCE INCORPORATED+                                                                                    1,052,515
     48,575  KINDRED HEALTHCARE INCORPORATED+<<                                                                       1,924,056
     17,300  SIERRA HEALTH SERVICES INCORPORATED+                                                                     1,236,258

                                                                                                                      4,212,829
                                                                                                                 --------------

HOME FURNITURE, FURNISHINGS & EQUIPMENT STORES - 1.05%
     53,016  GAMESTOP CORPORATION CLASS A+<<                                                                          1,734,153
                                                                                                                 --------------

HOTELS, ROOMING HOUSES, CAMPS & OTHER LODGE PLACES - 3.49%
     17,308  CHOICE HOTELS INTERNATIONAL INCORPORATED                                                                 1,137,135
     64,194  GAYLORD ENTERTAINMENT COMPANY+                                                                           2,984,379
     24,634  STATION CASINOS INCORPORATED                                                                             1,635,698

                                                                                                                      5,757,212
                                                                                                                 --------------

PORTFOLIO OF INVESTMENTS --           WELLS FARGO ADVANTAGE VARIABLE TRUST FUNDS
JUNE 30, 2005 (UNAUDITED)
--------------------------------------------------------------------------------

   SMALL CAP GROWTH  FUND
-------------------------------------------------------------------------------------------------------------------------------

SHARES       SECURITY NAME                                                                                           VALUE
INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT - 5.29%
     43,905  ACTUANT CORPORATION CLASS A+                                                                        $    2,104,806
     35,418  ENGINEERED SUPPORT SYSTEMS INCORPORATED                                                                  1,269,027
    105,680  GARDNER DENVER INCORPORATED+                                                                             3,707,254
     45,000  JLG INDUSTRIES INCORPORATED                                                                              1,236,600
     33,400  RACKABLE SYSTEMS INCORPORATED+<<                                                                           400,800

                                                                                                                      8,718,487
                                                                                                                 --------------

INSURANCE CARRIERS - 2.09%
     34,200  PRA INTERNATIONAL+                                                                                         915,876
     70,700  PRIMUS GUARANTY LIMITED+<<                                                                               1,023,736
     42,500  WELLCARE HEALTH PLANS INCORPORATED+                                                                      1,509,175

                                                                                                                      3,448,787
                                                                                                                 --------------

LEATHER & LEATHER PRODUCTS - 0.43%
     32,553  SHOE CARNIVAL INCORPORATED+                                                                                708,353
                                                                                                                 --------------

MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC, MEDICAL & OPTICAL GOODS - 4.92%
    103,600  ADVANCED MEDICAL OPTICS INCORPORATED+<<                                                                  4,118,100
     53,811  DJ ORTHOPEDICS INCORPORATED+                                                                             1,476,036
     60,500  PERKINELMER INCORPORATED                                                                                 1,143,450
     66,124  PHOTON DYNAMICS INCORPORATED+                                                                            1,362,815

                                                                                                                      8,100,401
                                                                                                                 --------------

MISCELLANEOUS MANUFACTURING INDUSTRIES - 1.22%
    230,400  IDENTIX INCORPORATED+                                                                                    1,158,912
     30,600  SHUFFLE MASTER INCORPORATED+<<                                                                             857,718

                                                                                                                      2,016,630
                                                                                                                 --------------

MISCELLANEOUS RETAIL - 5.75%
     84,771  CKX INCORPORATED+                                                                                        1,090,579
    235,943  MARVEL ENTERPRISES INCORPORATED+<<                                                                       4,652,796
     96,900  PRICELINE.COM INCORPORATED+<<                                                                            2,260,677
     44,500  SPECTRUM BRANDS INCORPORATED+                                                                            1,468,500

                                                                                                                      9,472,552
                                                                                                                 --------------

MOTION PICTURES - 0.50%
     36,700  MACROVISION CORPORATION+                                                                                   827,218
                                                                                                                 --------------

NON-DEPOSITORY CREDIT INSTITUTIONS - 0.86%
    422,597  E-LOAN INCORPORATED+<<                                                                                   1,411,474
                                                                                                                 --------------

OIL & GAS EXTRACTION - 0.87%
     41,979  GOODRICH PETROLEUM CORPORATION+                                                                            863,928
     15,800  SWIFT ENERGY COMPANY+<<                                                                                    565,956

                                                                                                                      1,429,884
                                                                                                                 --------------

PERSONAL SERVICES - 1.61%
     28,616  FIRST ADVANTAGE CORPORATION+                                                                               667,039
     46,325  JACKSON HEWITT TAX SERVICE INCORPORATED                                                                  1,095,123
     23,814  STEINER LEISURE LIMITED+                                                                                   882,785

                                                                                                                      2,644,947
                                                                                                                 --------------

WELLS FARGO ADVANTAGE VARIABLE TRUST FUNDS           PORTFOLIO OF INVESTMENTS --
                                                       JUNE 30, 2005 (UNAUDITED)
--------------------------------------------------------------------------------

   SMALL CAP GROWTH FUND
-------------------------------------------------------------------------------------------------------------------------------

SHARES       SECURITY NAME                                                                                           VALUE
PETROLEUM REFINING & RELATED INDUSTRIES - 0.43%
     20,700  HEADWATERS INCORPORATED+                                                                            $      711,666
                                                                                                                 --------------

RAILROAD TRANSPORTATION - 0.22%
     13,195  GENESEE & WYOMING INCORPORATED+                                                                            359,036
                                                                                                                 --------------

REAL ESTATE - 1.75%
     65,926  CB RICHARD ELLIS GROUP INCORPORATED CLASS A+                                                             2,891,514
                                                                                                                 --------------

RUBBER & MISCELLANEOUS PLASTICS PRODUCTS - 0.76%
     23,200  JARDEN CORPORATION+<<                                                                                    1,250,944
                                                                                                                 --------------

SECURITY & COMMODITY BROKERS, DEALERS, EXCHANGES & SERVICES - 0.67%
      6,699  GREENHILL & COMPANY INCORPORATED<<                                                                         271,377
     54,400  OPTIONSXPRESS HOLDINGS INCORPORATED                                                                        826,880

                                                                                                                      1,098,257
                                                                                                                 --------------

TRANSPORTATION EQUIPMENT - 2.40%
     71,282  ACCURIDE CORPORATION+                                                                                      757,728
     46,500  COMMERCIAL VEHICLE GROUP INCORPORATED+                                                                     825,375
     19,000  OSHKOSH TRUCK CORPORATION                                                                                1,487,320
     66,107  RUSH ENTERPRISES INCORPORATED+                                                                             881,867

                                                                                                                      3,952,290
                                                                                                                 --------------

TRANSPORTATION SERVICES - 0.97%
     64,059  HUB GROUP INCORPORATED CLASS A+                                                                          1,604,678
                                                                                                                 --------------

WHOLESALE TRADE NON-DURABLE GOODS - 1.65%
     76,651  AIRGAS INCORPORATED                                                                                      1,890,980
     38,591  PROVIDE COMMERCE+<<                                                                                        833,180

                                                                                                                      2,724,160
                                                                                                                 --------------

WHOLESALE TRADE-DURABLE GOODS - 4.22%
    117,037  HUGHES SUPPLY INCORPORATED                                                                               3,288,740
    218,621  PSS WORLD MEDICAL INCORPORATED+                                                                          2,721,831
     52,146  WEST MARINE INCORPORATED+<<                                                                                941,757

                                                                                                                      6,952,328
                                                                                                                 --------------

TOTAL COMMON STOCKS (COST $146,904,742)                                                                             161,578,482
                                                                                                                 --------------

COLLATERAL FOR SECURITIES LENDING - 19.29%

COLLATERAL INVESTED IN MONEY MARKET FUNDS - 1.08%
    600,402  SCUDDER DAILY ASSETS MONEY MARKET FUND                                                                     600,402
  1,178,887  SHORT TERM INVESTMENT COMPANY MONEY MARKET FUND                                                          1,178,887

                                                                                                                      1,779,289
                                                                                                                 --------------

PRINCIPAL                                                                      INTEREST RATE   MATURITY DATE
COLLATERAL INVESTED IN OTHER ASSETS - 18.21%
$11,000,000  BEAR STEARNS & COMPANY REPURCHASE AGREEMENT
             (MATURITY VALUE $11,001,066)                                           3.49%        07/01/2005          11,000,000
 19,000,000  DEUTSCHE BANK REPURCHASE AGREEMENT
              (MATURITY VALUE $19,001,810)                                          3.43         07/01/2005          19,000,000

                                                                                                                     30,000,000
                                                                                                                 --------------

PORTFOLIO OF INVESTMENTS --           WELLS FARGO ADVANTAGE VARIABLE TRUST FUNDS
JUNE 30, 2005 (UNAUDITED)
--------------------------------------------------------------------------------

   SMALL CAP GROWTH FUND
-------------------------------------------------------------------------------------------------------------------------------

SHARES       SECURITY NAME                                                                                           VALUE
TOTAL COLLATERAL FOR SECURITIES LENDING (COST $31,779,289)                                                       $   31,779,289
                                                                                                                 --------------

SHORT-TERM INVESTMENTS - 0.96%
  1,589,705  WELLS FARGO ADVANTAGE MONEY MARKET TRUST~++                                                              1,589,705

TOTAL SHORT-TERM INVESTMENTS (COST $1,589,705)                                                                        1,589,705
                                                                                                                 --------------

TOTAL INVESTMENTS IN SECURITIES
(COST $180,273,736)*                              118.31%                                                        $  194,947,476
OTHER ASSETS AND LIABILITIES, NET                 (18.31)                                                           (30,175,232)
                                                  ------                                                         --------------
TOTAL NET ASSETS                                  100.00%                                                        $  164,772,244
                                                  ======                                                         ==============

+     NON-INCOME EARNING SECURITIES.

<<    ALL OR A PORTION OF THIS SECURITY IS ON LOAN. (SEE NOTE 2)

~ THIS WELLS FARGO ADVANTAGE FUND INVESTS CASH BALANCES THAT IT RETAINS FOR LIQUIDITY PURPOSES IN A WELLS FARGO ADVANTAGE MONEY MARKET FUND. THE FUND DOES NOT PAY AN INVESTMENT ADVISORY FEE FOR SUCH INVESTMENTS.

++    SECURITY OF AN AFFILIATE OF THE FUND WITH A COST OF $1,589,705.

* COST FOR FEDERAL INCOME TAX PURPOSES IS SUBSTANTIALLY THE SAME AS FOR FINANCIAL REPORTING PURPOSES.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

WELLS FARGO ADVANTAGE VARIABLE TRUST FUNDS           PORTFOLIO OF INVESTMENTS --
                                                       JUNE 30, 2005 (UNAUDITED)
--------------------------------------------------------------------------------

   TOTAL RETURN BOND FUND
-------------------------------------------------------------------------------------------------------------------------------

PRINCIPAL    SECURITY NAME                                                      INTEREST RATE  MATURITY DATE         VALUE
ASSET-BACKED SECURITIES - 7.55%
$   266,000  AMERICAN EXPRESS CREDIT ACCOUNT MASTER TRUST SERIES 2004-3 CLASS A     4.35%        12/15/2011      $      268,533
    168,000  AMERIQUEST MORTGAGE SECURITIES INCORPORATED SERIES 2004-R12 CLASS
              A3+/-                                                                 3.59         01/25/2035             168,577
    159,000  ASSET BACKED FUNDING CERTIFICATES SERIES 2005-WF1 CLASS A2E+/-         3.49         01/25/2035             158,997
     43,597  ATLANTIC CITY ELECTRIC TRANSITION FUNDING LLC SERIES 2003-1 CLASS
              A1                                                                    2.89         07/20/2011              42,548
    195,000  CAPITAL AUTO RECEIVABLES ASSET TRUST SERIES 2004-1 CLASS A3            2.00         11/15/2007             192,259
     95,000  CAPITAL AUTO RECEIVABLES ASSET TRUST SERIES 2004-2 CLASS A2            3.35         02/15/2008              94,090
    155,000  CAPITAL ONE MASTER TRUST SERIES 2001-3A CLASS A                        5.45         03/16/2009             157,095
    232,000  CAPITAL ONE MULTI-ASSET EXECUTION TRUST SERIES 2005-A2 CLASS A2        4.05         02/15/2011             232,340
    148,000  CARRINGTON MORTGAGE LOAN TRUST SERIES 2005-OPT2 CLASS A1B+/-           3.46         05/25/2035             147,997
     78,000  CHASE MANHATTAN AUTO OWNER TRUST SERIES 2003-A CLASS-A4                2.06         12/15/2009              75,924
    508,000  CHASE MANHATTAN AUTO OWNER TRUST SERIES 2004-A CLASS A3                2.08         05/15/2008             501,591
    188,000  CITIBANK CREDIT CARD ISSUANCE TRUST SERIES 2000-A3 CLASS A3            6.88         11/16/2009             200,311
    100,000  CITIBANK CREDIT CARD ISSUANCE TRUST SERIES 2003-A3 CLASS A3            3.10         03/10/2010              97,662
     35,000  CITIBANK CREDIT CARD ISSUANCE TRUST SERIES 2003-A6 CLASS A6            2.90         05/17/2010              33,934
    446,000  CITIBANK CREDIT CARD ISSUANCE TRUST SERIES 2004-A1 CLASS A1            2.55         01/20/2009             436,625
    302,000  DAIMLERCHRYSLER AUTO TRUST SERIES 2004-B CLASS A3                      3.18         09/08/2008             299,601
    129,000  DAIMLERCHRYSLER AUTO TRUST SERIES 2005-B CLASS A2                      3.75         12/08/2007             128,919
    147,000  DETROIT EDISON SECURITIZATION FUNDING LLC SERIES 2001-1 CLASS A4       6.19         03/01/2013             159,205
    119,000  DISCOVER CARD MASTER TRUST I SERIES 2004-2 CLASS A1+/-                 3.24         05/15/2010             118,807
    132,000  FORD CREDIT AUTO OWNER TRUST SERIES 2005-A CLASS A3                    3.48         11/15/2008             131,139
    206,000  FORD CREDIT AUTO OWNER TRUST SERIES 2005-B CLASS A3                    4.17         01/15/2009             206,492
    180,000  HYUNDAI AUTO RECEIVABLES TRUST SERIES 2005-A CLASS A4                  4.18         02/15/2012             179,975
    191,000  MASSACHUSETTS RRB SPECIAL PURPOSE TRUST SERIES 2005-1 CLASS A2         3.78         09/15/2010             190,065
     45,000  MBNA CREDIT CARD MASTER NOTE TRUST SERIES 2001-A1 CLASS A1<<           5.75         10/15/2008              45,717
    198,000  MBNA CREDIT CARD MASTER NOTE TRUST SERIES 2005-A1 CLASS A1             4.20         09/15/2010             199,125
    187,000  MBNA CREDIT CARD MASTER NOTE TRUST SERIES 2005-A3 CLASS A3             4.10         10/15/2012             190,759
    104,000  NISSAN AUTO RECEIVABLES OWNER TRUST SERIES 2005-B CLASS A2             3.75         09/17/2007             103,905
    149,000  NOVASTAR HOME EQUITY LOAN SERIES 2005-2 CLASS A2B+/-                   3.24         05/25/2035             148,997
    126,000  PECO ENERGY TRANSITION TRUST SERIES 1999-A CLASS A6                    6.05         03/01/2009             128,580
    111,814  RESIDENTIAL ASSET MORTGAGE PRODUCTS INCORPORATED SERIES 2003-RS3
              CLASS A2+/-                                                           3.67         04/25/2033             112,180
    143,000  SLM STUDENT LOAN TRUST SERIES 2003-4 CLASS A5B++                       3.39         03/15/2033             138,760
    186,000  SLM STUDENT LOAN TRUST SERIES 2004-1 CLASS A2+/-                       3.30         07/25/2018             186,734
    318,000  STRUCTURED ASSET INVESTMENT LOAN TRUST SERIES 2005-1 CLASS A4+++/-     3.54         02/25/2035             317,870
    145,553  STRUCTURED ASSET INVESTMENT LOAN TRUST SERIES 2005-5 CLASS A2+/-       3.40         06/25/2035             145,550
    174,000  USAA AUTO OWNER TRUST SERIES 2004-3 CLASS A3                           3.16         02/17/2009             172,132
     81,000  WHOLE AUTO LOAN TRUST SERIES 2004-1 CLASS A4                           3.26         03/15/2011              79,638

TOTAL ASSET-BACKED SECURITIES (COST $6,213,185)                                                                       6,192,633
                                                                                                                 --------------

COLLATERALIZED MORTGAGE OBLIGATIONS - 6.45%
     76,000  BANK OF AMERICA COMMERCIAL MORTGAGE INCORPORATED SERIES 2005-2
              CLASS AAB                                                             4.74         07/10/2042              77,122
    347,000  BEAR STERNS COMMERCIAL MORTGAGE SECURITIES SERIES 2005-PWR8 CLASS
              AAB                                                                   4.58         06/11/2041             348,761
    187,000  CITIGROUP COMMERCIAL MORTGAGE TRUST SERIES 2005-C3 CLASS ASB           4.76         05/15/2043             189,732
    110,000  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 1999-1 CLASS
              E+/-                                                                  7.23         05/15/2032             119,148
     97,000  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2000-C1 CLASS
              A2                                                                    7.42         08/15/2033             108,355
    251,182  COUNTRYWIDE ALTERNATIVE LOAN TRUST SERIES 2005-J4 CLASS 2A1B+/-        3.43         05/25/2034             251,182
    356,000  FIRST UNION NATIONAL BANK COMMERCIAL MORTGAGES SERIES 2000-C2 CLASS
              A2                                                                    7.20         10/15/2032             401,262
     68,000  GE CAPITAL COMMERCIAL MORTGAGE CORPORATION SERIES 2003-C2 CLASS A4     5.15         07/10/2037              70,898

PORTFOLIO OF INVESTMENTS --           WELLS FARGO ADVANTAGE VARIABLE TRUST FUNDS
JUNE 30, 2005 (UNAUDITED)
--------------------------------------------------------------------------------

   TOTAL RETURN BOND FUND
-------------------------------------------------------------------------------------------------------------------------------

PRINCIPAL    SECURITY NAME                                                     INTEREST RATE   MATURITY DATE         VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS (CONTINUED)
$    74,000  GMAC COMMERCIAL MORTGAGE SECURITIES INCORPORATED SERIES 2002-C2
              CLASS A3                                                              5.71%        10/15/2038      $       79,366
    116,475  GMAC COMMERCIAL MORTGAGE SECURITIES INCORPORATED SERIES 2004-C1
              CLASS A1                                                              3.12         03/10/2038             114,251
     37,201  GMAC COMMERCIAL MORTGAGE SECURITIES INCORPORATED SERIES 2004-C2
              CLASS A1                                                              3.90         08/10/2038              36,989
    112,000  GMAC COMMERCIAL MORTGAGE SECURITIES INCORPORATED SERIES 2005-C1
              CLASS A2                                                              4.47         05/10/2043             112,628
    288,000  GOVERNMENT NATIONAL MORTGAGE ASSOCIATION SERIES 2003-66 CLASS WU       3.75         03/20/2026             285,252
    149,000  GS MORTGAGE SECURITIES CORPORATION II SERIES 2005-GG4 CLASS AABA       4.68         07/10/2039             150,805
    235,000  GS MORTGAGE SECURITIES CORPORATION SERIES 1998-GLII CLASS A2           6.56         04/13/2031             248,541
    196,246  IMPAC CMB TRUST SERIES 2005-1 CLASS 1A1+/-                             3.57         04/25/2035             196,285
    187,000  IMPAC CMB TRUST SERIES 2005-5 CLASS A1+/-                              3.58         07/25/2035             187,000
     62,209  LB COMMERCIAL CONDUIT MORTGAGE TRUST SERIES 1999-C2 CLASS A1           7.11         10/15/2032              64,191
     55,000  LB COMMERCIAL CONDUIT MORTGAGE TRUST SERIES 1999-C2 CLASS B            7.43         10/15/2032              61,538
    119,000  LB-UBS COMMERCIAL MORTGAGE TRUST SERIES 2003-C5 CLASS A4+/-            4.69         07/15/2032             120,630
    109,000  LB-UBS COMMERCIAL MORTGAGE TRUST SERIES 2003-C7 CLASS A4+/-            4.93         09/15/2035             112,234
    150,000  LB-UBS COMMERCIAL MORTGAGE TRUST SERIES 2005-C2 CLASS AAB              5.01         04/15/2030             155,016
    203,000  LB-UBS COMMERCIAL MORTGAGE TRUST SERIES 2005-C3 CLASS A2               4.55         07/15/2030             204,760
    150,000  MERRILL LYNCH MORTGAGE TRUST+/-                                        4.67         05/12/2043             151,506
     68,000  MERRILL LYNCH MORTGAGE TRUST SERIES 2003-KEY1 CLASS A3                 4.89         11/12/2035              69,602
    168,000  MORGAN STANLEY CAPITAL I SERIES 2004-HQ4 CLASS A2                      3.92         04/14/2040             166,940
    287,000  PNC MORTGAGE ACCEPTANCE CORPORATION SERIES 2000-C2 CLASS A2            7.30         10/12/2033             321,520
     85,000  SALOMON BROTHERS MORTGAGE SECURITIES VII SERIES 2002-KEY2 CLASS A3     4.87         03/18/2036              86,882
     85,000  WACHOVIA BANK COMMERCIAL MORTGAGE TRUST SERIES 2003-C6 CLASS A4        5.13         08/15/2035              88,484
    116,000  WACHOVIA BANK COMMERCIAL MORTGAGE TRUST SERIES 2003-C8 CLASS A3        4.45         11/15/2035             116,224
    238,000  WACHOVIA BANK COMMERCIAL MORTGAGE TRUST SERIES 2004-C12 CLASS A2       5.00         07/15/2041             244,906
    149,000  WACHOVIA BANK COMMERCIAL MORTGAGE TRUST SERIES 2005-C18 CLASS APB      4.81         04/15/2042             151,844
    195,000  WACHOVIA BANK COMMERCIAL MORTGAGE TRUST SERIES 2005-C19 CLASS APB      4.62         05/15/2044             196,188

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (COST $5,266,192)                                                           5,290,042
                                                                                                                 --------------

CORPORATE BONDS & NOTES - 15.45%

BUSINESS SERVICES - 0.54%
    425,000  HOUSEHOLD FINANCE CORPORATION                                          5.88         02/01/2009             446,124
                                                                                                                 --------------

CHEMICALS & ALLIED PRODUCTS - 0.23%
     35,000  ALBEMARLE CORPORATION                                                  5.10         02/01/2015              34,998
     75,000  LUBRIZOL CORPORATION                                                   5.50         10/01/2014              77,349
     75,000  WYETH                                                                  5.50         02/01/2014              79,027

                                                                                                                        191,374
                                                                                                                 --------------

COMMUNICATIONS - 2.44%
     75,000  AMERICA MOVIL SA DE CV                                                 6.38         03/01/2035              73,189
     85,000  AOL TIME WARNER INCORPORATED                                           7.70         05/01/2032             107,527
    135,000  AT&T CORPORATION                                                       9.75         11/15/2031             175,669
    175,000  BELLSOUTH CORPORATION                                                  5.20         09/15/2014             180,351
    125,000  COMCAST CABLE COMMUNICATIONS HOLDINGS INCORPORATED                     8.38         03/15/2013             152,419
     80,000  COMCAST CORPORATION<<                                                  5.85         01/15/2010              84,604
     75,000  COMCAST CORPORATION                                                    5.50         03/15/2011              78,249
     60,000  COX COMMUNICATIONS INCORPORATED                                        7.13         10/01/2012              67,285
     65,000  SBC COMMUNICATIONS INCORPORATED                                        6.45         06/15/2034              73,081
    245,000  SPRINT CAPITAL CORPORATION                                             6.00         01/15/2007             251,063

WELLS FARGO ADVANTAGE VARIABLE TRUST FUNDS           PORTFOLIO OF INVESTMENTS --
                                                       JUNE 30, 2005 (UNAUDITED)
--------------------------------------------------------------------------------

   TOTAL RETURN BOND FUND
-------------------------------------------------------------------------------------------------------------------------------

PRINCIPAL    SECURITY NAME                                                     INTEREST RATE   MATURITY DATE         VALUE
COMMUNICATIONS (CONTINUED)
$    95,000  SPRINT CAPITAL CORPORATION                                             8.75%        03/15/2032      $      132,155
    270,000  TELECOM ITALIA CAPITAL SA                                              5.25         11/15/2013             274,105
     60,000  TIME WARNER ENTERTAINMENT COMPANY LP<<                                 8.38         07/15/2033              79,632
    240,000  VERIZON GLOBAL FUNDING CORPORATION<<                                   6.88         06/15/2012             272,368

                                                                                                                      2,001,697
                                                                                                                 --------------

DEPOSITORY INSTITUTIONS - 1.83%
    150,000  BAC CAPITAL TRUST VI                                                   5.63         03/08/2035             154,275
    165,000  CITIGROUP INCORPORATED                                                 5.00         09/15/2014             168,786
    150,000  COUNTRYWIDE FINANCIAL CORPORATION SERIES MTNA                          4.50         06/15/2010             149,815
    155,000  PNC FUNDING CORPORATION                                                5.25         11/15/2015             160,679
    245,000  WACHOVIA BANK NATIONAL<<                                               4.88         02/01/2015             249,288
    105,000  WASHINGTON MUTUAL BANK FA                                              5.13         01/15/2015             106,655
    323,000  WASHINGTON MUTUAL INCORPORATED<<                                       4.00         01/15/2009             319,764
    175,000  ZIONS BANCORPORATION                                                   6.00         09/15/2015             190,813

                                                                                                                      1,500,075
                                                                                                                 --------------

ELECTRIC UTILITIES - 0.12%
     90,000  PROGRESS ENERGY INCORPORATED                                           6.85         04/15/2012              99,984
                                                                                                                 --------------

ELECTRIC, GAS & SANITARY SERVICES - 1.42%
    216,000  AMERICAN ELECTRIC POWER SERIES C                                       5.38         03/15/2010             224,157
     75,000  DOMINION RESOURCES INCORPORATED                                        5.00         03/15/2013              75,547
     80,000  DUKE ENERGY CORPORATION                                                6.25         01/15/2012              87,301
     35,000  EMPRESA NACIONAL DE ELECTRICIDAD SA CHILE                              8.35         08/01/2013              40,650
     60,000  FIRSTENERGY CORPORATION SERIES C                                       7.38         11/15/2031              73,343
    125,000  KANSAS GAS & ELECTRIC++                                                5.65         03/29/2021             126,867
     76,000  PACIFIC GAS & ELECTRIC COMPANY                                         6.05         03/01/2034              83,759
     75,000  PROGRESS ENERGY INCORPORATED                                           7.75         03/01/2031              93,578
     55,000  PSEG POWER LLC                                                         8.63         04/15/2031              75,934
    120,000  PUBLIC SERVICE COMPANY OF COLORADO                                     7.88         10/01/2012             145,062
    120,000  SOUTHERN CALIFORNIA EDISON COMPANY                                     6.00         01/15/2034             134,403

                                                                                                                      1,160,601
                                                                                                                 --------------

ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER
              EQUIPMENT - 0.24%
    110,000  EXELON GENERATION COMPANY LLC                                          5.35         01/15/2014             114,081
     75,000  PEPCO HOLDINGS INCORPORATED                                            6.45         08/15/2012              81,837

                                                                                                                        195,918
                                                                                                                 --------------

FINANCIAL SERVICES - 0.50%
    200,000  CAPITAL ONE FINANCIAL CORPORATION                                      8.75         02/01/2007             213,543
    175,000  CITIGROUP INCORPORATED                                                 6.50         01/18/2011             193,217

                                                                                                                        406,760
                                                                                                                 --------------

FOOD & KINDRED PRODUCTS - 0.24%
     90,000  KRAFT FOODS INCORPORATED                                               5.63         11/01/2011              95,474
     85,000  KRAFT FOODS INCORPORATED                                               6.50         11/01/2031              99,920

                                                                                                                        195,394
                                                                                                                 --------------

PORTFOLIO OF INVESTMENTS --           WELLS FARGO ADVANTAGE VARIABLE TRUST FUNDS
JUNE 30, 2005 (UNAUDITED)
--------------------------------------------------------------------------------

   TOTAL RETURN BOND FUND
-------------------------------------------------------------------------------------------------------------------------------

PRINCIPAL    SECURITY NAME                                                      INTEREST RATE  MATURITY DATE         VALUE
FOOD STORES - 0.29%
$    35,000  ALBERTSON'S INCORPORATED                                               8.00%        05/01/2031      $       42,432
    135,000  DELHAIZE AMERICA INCORPORATED                                          9.00         04/15/2031             168,545
     25,000  KROGER COMPANY                                                         7.50         04/01/2031              30,107

                                                                                                                        241,084
                                                                                                                 --------------

FORESTRY - 0.05%
     35,000  WEYERHAEUSER COMPANY<<                                                 7.38         03/15/2032              41,271
                                                                                                                 --------------

HOLDING & OTHER INVESTMENT OFFICES - 0.50%
    100,000  GOLDMAN SACHS GROUP INCORPORATED                                       5.13         01/15/2015             101,855
     55,000  JP MORGAN CHASE & COMPANY                                              5.13         09/15/2014              56,262
    255,000  MERRILL LYNCH & COMPANY                                                4.25         02/08/2010             254,367

                                                                                                                        412,484
                                                                                                                 --------------

INSURANCE AGENTS, BROKERS & SERVICE - 0.31%
     40,000  HARTFORD LIFE INCORPORATED                                             7.65         06/15/2027              51,865
    110,000  PRUDENTIAL FINANCIAL INCORPORATED                                      4.75         06/13/2015             110,108
     95,000  WILLIS GROUP NORTH AMERICA                                             5.63         07/15/2015              95,611

                                                                                                                        257,584
                                                                                                                 --------------

INSURANCE CARRIERS - 0.51%
    245,000  AMERICAN INTERNATIONAL GROUP INCORPORATED                              4.25         05/15/2013             237,620
     45,000  GENWORTH FINANCIAL INCORPORATED                                        5.75         06/15/2014              48,260
    130,000  METLIFE INCORPORATED                                                   5.70         06/15/2035             134,014

                                                                                                                        419,894
                                                                                                                 --------------

MINING & QUARRYING OF NONMETALLIC MINERALS, EXCEPT FUELS - 0.11%
     90,000  NEWMONT MINING CORPORATION                                             5.88         04/01/2035              91,711
                                                                                                                 --------------

MISCELLANEOUS MANUFACTURING INDUSTRIES - 0.12%
     90,000  TYCO INTERNATIONAL GROUP SA                                            6.38         10/15/2011              98,848
                                                                                                                 --------------

NON-DEPOSITORY CREDIT INSTITUTIONS - 1.70%
    175,000  AMERICAN GENERAL FINANCE CORPORATION                                   3.88         10/01/2009             170,922
     90,000  CAPITAL ONE FINANCIAL                                                  5.50         06/01/2015              92,074
    380,000  FORD MOTOR CREDIT COMPANY<<                                            5.70         01/15/2010             350,489
    135,000  FORD MOTOR CREDIT COMPANY                                              7.00         10/01/2013             129,530
     72,000  GENERAL ELECTRIC CAPITAL CORPORATION<<                                 3.75         12/15/2009              70,708
    290,000  GENERAL ELECTRIC CAPITAL CORPORATION                                   4.88         03/04/2015             297,433
    105,000  HSBC FINANCE CORPORATION                                               4.75         04/15/2010             106,490
     75,000  JP MORGAN CHASE CAPITAL XV                                             5.88         03/15/2035              76,981
     90,000  MBNA CORPORATION                                                       6.13         03/01/2013              98,075

                                                                                                                      1,392,702
                                                                                                                 --------------

OIL & GAS EXTRACTION - 0.44%
     80,000  CONOCOPHILLIPS                                                         5.90         10/15/2032              89,875
    130,000  PEMEX PROJECT FUNDING MASTER TRUST                                     7.38         12/15/2014             145,795
    125,000  XTO ENERGY INCORPORATED<<                                              4.90         02/01/2014             124,391

                                                                                                                        360,061
                                                                                                                 --------------

WELLS FARGO ADVANTAGE VARIABLE TRUST FUNDS           PORTFOLIO OF INVESTMENTS --
                                                       JUNE 30, 2005 (UNAUDITED)
--------------------------------------------------------------------------------

   TOTAL RETURN BOND FUND
-------------------------------------------------------------------------------------------------------------------------------

PRINCIPAL    SECURITY NAME                                                      INTEREST RATE  MATURITY DATE         VALUE
PAPER & ALLIED PRODUCTS - 0.07%
$    50,000  INTERNATIONAL PAPER COMPANY                                            6.75%        09/01/2011      $       54,502


PETROLEUM REFINING & RELATED INDUSTRIES - 0.50%
    120,000  ALBERTA ENERGY COMPANY LIMITED                                         7.38         11/01/2031             151,106
     80,000  AMERADA HESS CORPORATION                                               7.13         03/15/2033              94,889
    120,000  ENTERPRISE PRODUCTS OPERATIONS                                         4.95         06/01/2010             120,564
     35,000  VALERO ENERGY CORPORATION                                              7.50         04/15/2032              43,201

                                                                                                                        409,760
                                                                                                                 --------------

PIPELINES, EXCEPT NATURAL GAS - 0.35%
    150,000  DUKE CAPITAL LLC                                                       7.50         10/01/2009             166,811
     75,000  KINDER MORGAN ENERGY PARTNERS                                          5.13         11/15/2014              75,857
     40,000  KINDER MORGAN ENERGY PARTNERS                                          5.80         03/15/2035              40,279

                                                                                                                        282,947
                                                                                                                 --------------

RAILROAD TRANSPORTATION - 0.38%
    150,000  CANADIAN NATIONAL RAILWAY COMPANY                                      7.38         10/15/2031             197,252
     90,000  NORFOLK SOUTHERN CORPORATION                                           7.05         05/01/2037             112,136

                                                                                                                        309,388
                                                                                                                 --------------

REAL ESTATE - 0.28%
    228,000  EOP OPERATING LP                                                       4.65         10/01/2010             227,458
                                                                                                                 --------------

REITS - 0.38%
    125,000  ISTAR FINANCIAL INCORPORATED                                           5.38         04/15/2010             126,456
     75,000  NATIONWIDE HEALTH PROPERTIES INCORPORATED                              6.00         05/20/2015              75,778
     50,000  SIMON PROPERTY GROUP LP                                                5.63         08/15/2014              52,145
     55,000  SIMON PROPERTY GROUP LP++                                              5.10         06/15/2015              54,971

                                                                                                                        309,350
                                                                                                                 --------------

SECURITY & COMMODITY BROKERS, DEALERS, EXCHANGES & SERVICES - 1.12%
     85,000  GOLDMAN SACHS CAPITAL INCORPORATED                                     6.35         02/15/2034              92,098
    347,000  JP MORGAN CHASE & COMPANY                                              6.75         02/01/2011             383,748
    195,000  LAZARD LLC++                                                           7.13         05/15/2015             196,704
    250,000  MORGAN STANLEY                                                         4.75         04/01/2014             246,292

                                                                                                                        918,842
                                                                                                                 --------------

TRANSPORTATION BY AIR - 0.27%
    130,000  LOCKHEED MARTIN CORPORATION                                            8.50         12/01/2029             187,743
     35,000  RAYTHEON COMPANY                                                       5.50         11/15/2012              36,824

                                                                                                                        224,567
                                                                                                                 --------------

TRANSPORTATION EQUIPMENT - 0.51%
    200,000  BOEING COMPANY<<                                                       5.13         02/15/2013             209,303
     55,000  DAIMLERCHRYSLER NA HOLDING CORPORATION                                 8.50         01/18/2031              69,680
     80,000  UNITED TECHNOLOGIES CORPORATION<<                                      4.88         05/01/2015              81,834
     55,000  UNITED TECHNOLOGIES CORPORATION                                        5.40         05/01/2035              57,785

                                                                                                                        418,602
                                                                                                                 --------------

TOTAL CORPORATE BONDS & NOTES (COST $12,458,553)                                                                     12,668,982
                                                                                                                 --------------

PORTFOLIO OF INVESTMENTS --           WELLS FARGO ADVANTAGE VARIABLE TRUST FUNDS
JUNE 30, 2005 (UNAUDITED)
--------------------------------------------------------------------------------

   TOTAL RETURN BOND FUND
-------------------------------------------------------------------------------------------------------------------------------

PRINCIPAL    SECURITY NAME                                                      INTEREST RATE  MATURITY DATE         VALUE
FOREIGN CORPORATE BONDS@ - 1.05%
$    50,000  ALCAN INCORPORATED                                                     5.75%        06/01/2035      $       50,860
    110,000  BRITISH TELECOMMUNICATIONS PLC                                         8.88         12/15/2030             155,282
    155,000  CIT GROUP COMPANY OF CANADA++                                          4.65         07/01/2010             155,876
     70,000  EMPRESA NACIONAL ELECTRIC                                              8.63         08/01/2015              83,650
    204,000  FRANCE TELECOM                                                         7.45         03/01/2006             208,469
    175,000  FRANCE TELECOM                                                         8.00         03/01/2011             203,083

TOTAL FOREIGN CORPORATE BONDS (COST $858,132)                                                                           857,220
                                                                                                                 --------------

FOREIGN GOVERNMENT BONDS@ - 0.27%
     65,000  MEXICO GOVERNMENT INTERNATIONAL BOND SERIES MTN                        6.38         01/16/2013              69,777
    100,000  TELEFONOS DE MEXICO SA++                                               5.50         01/27/2015              99,264
     51,000  UNITED MEXICAN STATES SERIES MTNA<<                                    6.75         09/27/2034              54,060

TOTAL FOREIGN GOVERNMENT BONDS (COST $218,210)                                                                          223,101
                                                                                                                 --------------

AGENCY SECURITIES - 55.91%

FEDERAL HOME LOAN MORTGAGE CORPORATION - 29.61%
     47,000  FHLMC                                                                  3.75         11/15/2006              46,969
  2,259,000  FHLMC                                                                  6.63         09/15/2009           2,487,094
    821,000  FHLMC<<                                                                5.00         07/15/2014             866,016
     81,000  FHLMC #A45521                                                          6.00         06/01/2035              83,108
    240,000  FHLMC #A45781                                                          6.00         06/01/2035             246,244
     42,233  FHLMC #B16483                                                          5.50         09/01/2019              43,372
     47,568  FHLMC #B17291                                                          5.00         11/01/2019              48,128
    264,257  FHLMC #B18247                                                          5.00         04/01/2020             267,385
     46,421  FHLMC #B19002                                                          5.00         03/01/2020              46,971
    301,273  FHLMC #B19221                                                          5.00         04/01/2020             304,839
     97,651  FHLMC #B19318                                                          5.00         05/01/2020              98,807
     83,694  FHLMC #B19338                                                          5.00         05/01/2020              84,684
    102,629  FHLMC #B19339                                                          5.00         05/01/2020             103,844
     62,788  FHLMC #B19376                                                          5.00         06/01/2020              63,531
    165,397  FHLMC #B19393                                                          5.00         05/01/2020             167,355
    149,874  FHLMC #C01676                                                          6.00         11/01/2033             153,781
    231,774  FHLMC #C90780<<                                                        5.50         01/01/2024             236,658
    467,970  FHLMC #C90798                                                          5.50         02/01/2024             477,731
    109,989  FHLMC #C90854                                                          5.50         09/01/2024             112,283
    301,974  FHLMC #C90859                                                          5.50         10/01/2024             308,272
    922,899  FHLMC #C90888<<                                                        5.50         03/01/2025             942,138
    511,946  FHLMC #C90893                                                          5.50         04/01/2025             522,618
    148,000  FHLMC #C90902                                                          5.50         06/01/2025             151,085
    308,523  FHLMC #D96325                                                          5.50         10/01/2023             315,025
    239,959  FHLMC #E01279                                                          5.50         01/01/2018             246,368
    546,000  FHLMC #G08063                                                          6.00         06/01/2035             560,206
    981,240  FHLMC #G11658                                                          5.50         01/01/2020           1,007,701
    277,027  FHLMC #M80925                                                          5.00         06/01/2011             280,710
  1,007,471  FHLMC #M80927                                                          5.00         07/01/2011           1,020,863
    597,622  FHLMC #M80928                                                          5.00         08/01/2011             605,566

WELLS FARGO ADVANTAGE VARIABLE TRUST FUNDS           PORTFOLIO OF INVESTMENTS --
                                                       JUNE 30, 2005 (UNAUDITED)
--------------------------------------------------------------------------------

   TOTAL RETURN BOND FUND
-------------------------------------------------------------------------------------------------------------------------------

PRINCIPAL    SECURITY NAME                                                      INTEREST RATE  MATURITY DATE         VALUE
FEDERAL HOME LOAN MORTGAGE CORPORATION (CONTINUED)
$   201,231  FHLMC SERIES 2544 CLASS ML                                             5.00%        04/15/2012      $      203,282
    189,000  FHLMC SERIES 2631 CLASS MT                                             3.50         01/15/2022             186,932
    244,000  FHLMC SERIES 2645 CLASS MK                                             3.50         07/15/2022             240,599
    308,754  FHLMC SERIES 2682 CLASS WK                                             3.00         01/15/2021             304,692
    380,971  FHLMC SERIES 2692 CLASS YB                                             3.50         05/15/2016             377,567
    200,000  FHLMC SERIES 2702 CLASS AD                                             4.50         08/15/2032             196,608
    573,568  FHLMC SERIES 2731 CLASS PK                                             3.50         05/15/2026             566,333
    698,886  FHLMC SERIES 2736 CLASS DB                                             3.30         11/15/2026             685,173
  1,312,000  FHLMC SERIES 2825 CLASS PM                                             5.50         03/15/2030           1,343,817
    296,000  FHLMC SERIES 2825 CLASS QM                                             5.50         03/15/2030             303,178
    265,000  FHLMC SERIES 2825 CLASS VQ                                             5.50         07/15/2026             275,198
     20,000  FHLMC SERIES 2833 CLASS JD                                             5.50         09/15/2029              20,520
    769,160  FHLMC SERIES 2841 CLASS Y                                              5.50         07/15/2027             783,202
    144,000  FHLMC SERIES 2957 CLASS KG                                             5.50         11/15/2033             147,781
    718,284  FHLMC SERIES 2957 CLASS KJ                                             4.50         10/15/2024             720,030
    148,000  FHLMC SERIES 2957 CLASS KN                                             5.50         06/15/2030             151,244
    367,000  FHLMC SERIES 2958 CLASS MD                                             5.50         01/15/2031             374,850
     90,846  FHLMC SERIES 2960 CLASS EH                                             4.50         05/15/2024              91,202
    132,000  FHLMC SERIES 2961 CLASS PW                                             5.50         10/15/2030             134,898
    215,801  FHLMC SERIES 2962 CLASS XD                                             4.50         11/15/2023             216,630
    453,739  FHLMC SERIES 2963 CLASS WL                                             4.50         07/15/2025             454,865
    188,000  FHLMC SERIES 2966 CLASS XC                                             5.50         01/15/2031             193,144
    242,000  FHLMC SERIES 2966 CLASS XD                                             5.50         09/15/2033             249,055
    217,000  FHLMC SERIES 2968 CLASS PD                                             5.50         01/15/2031             221,763
    219,000  FHLMC SERIES 2971 CLASS KC                                             5.50         10/15/2027             223,980
    352,000  FHLMC SERIES 2971 CLASS KR                                             5.50         08/15/2031             359,736
    266,510  FHLMC SERIES 2971 CLASS PE                                             4.50         03/15/2026             266,175
    219,000  FHLMC SERIES 2972 CLASS UD                                             5.50         08/15/2034             225,088
    654,052  FHLMC SERIES 2975 CLASS OL                                             4.50         06/15/2026             653,404
    296,000  FHLMC SERIES 2975 CLASS PJ                                             5.50         02/15/2029             303,701
    186,000  FHLMC SERIES 2978 CLASS JC                                             5.50         11/15/2028             191,183
    317,038  FHLMC SERIES 2981 CLASS TA                                             5.50         02/15/2025             324,343
     88,000  FHLMC SERIES 2981 CLASS TB                                             5.50         08/15/2028              90,477
    784,591  FHLMC SERIES 2982 CLASS LC                                             4.50         01/15/2025             787,380
    362,000  FHLMC SERIES 2982 CLASS ND                                             5.50         02/15/2034             372,250
    137,000  FHLMC SERIES 2983 CLASS PB                                             5.50         07/15/2029             140,246

                                                                                                                     24,279,878
                                                                                                                 --------------

FEDERAL NATIONAL MORTGAGE ASSOCIATION - 26.30%
  1,701,000  FNMA<<                                                                 2.20         12/04/2006           1,663,439
  1,192,000  FNMA<<                                                                 3.10         04/04/2007           1,177,590
     17,000  FNMA<<                                                                 2.88         04/26/2007              16,721
    593,000  FNMA<<                                                                 6.00         05/15/2011             652,178
    648,000  FNMA<<                                                                 6.13         03/15/2012             724,676
    450,961  FNMA #254631                                                           5.00         02/01/2018             456,545
    231,681  FNMA #254918                                                           4.50         09/01/2033             226,978
    149,109  FNMA #255389                                                           5.00         08/01/2011             150,668

PORTFOLIO OF INVESTMENTS --           WELLS FARGO ADVANTAGE VARIABLE TRUST FUNDS
JUNE 30, 2005 (UNAUDITED)
--------------------------------------------------------------------------------

   TOTAL RETURN BOND FUND
-------------------------------------------------------------------------------------------------------------------------------

PRINCIPAL    SECURITY NAME                                                     INTEREST RATE   MATURITY DATE         VALUE
FEDERAL NATIONAL MORTGAGE ASSOCIATION (CONTINUED)
$   134,882  FNMA #255440                                                           5.00%        09/01/2011      $      136,291
     56,000  FNMA #387335                                                           5.03         05/01/2015              58,201
      8,991  FNMA #387362                                                           5.01         05/01/2015               9,334
     28,972  FNMA #387363                                                           5.01         05/01/2015              30,077
     29,971  FNMA #387364                                                           5.01         05/01/2015              31,114
    289,942  FNMA #725564                                                           4.53         04/01/2009             293,714
    315,543  FNMA #734830                                                           4.50         08/01/2033             309,137
     35,153  FNMA #757732                                                           6.00         09/01/2034              36,052
    412,000  FNMA #760762                                                           4.89         04/01/2012             421,805
     63,000  FNMA #760848                                                           4.90         06/01/2015              64,745
     27,000  FNMA #760850                                                           4.90         06/01/2015              27,743
     36,000  FNMA #760851                                                           4.90         06/01/2015              36,990
     27,629  FNMA #787744                                                           6.00         08/01/2034              28,335
     34,317  FNMA #789724                                                           6.00         09/01/2034              35,194
     34,667  FNMA #793227                                                           6.00         09/01/2034              35,553
     78,187  FNMA #796324                                                           6.00         09/01/2034              80,186
    209,992  FNMA #796507                                                           6.00         09/01/2034             215,362
    181,429  FNMA #796551                                                           6.00         09/01/2034             186,069
    394,598  FNMA SERIES 2003-113 CLASS PN                                          3.50         02/25/2013             391,049
    707,287  FNMA SERIES 2003-63 CLASS QP                                           3.50         10/25/2031             680,744
    908,130  FNMA SERIES 2003-71 CLASS YA                                           4.10         09/25/2031             889,038
    971,975  FNMA SERIES 2003-76 CLASS DE                                           4.00         09/25/2031             948,446
    667,000  FNMA SERIES 2003-92 CLASS KQ                                           3.50         06/25/2023             657,720
     93,000  FNMA SERIES 2003-92 CLASS NM                                           3.50         04/25/2013              91,741
    123,000  FNMA SERIES 2005-25 CLASS PD                                           5.50         11/25/2030             125,510
    545,352  FNMA SERIES 2005-36 CLASS CA                                           5.50         10/25/2026             555,956
  1,489,524  FNMA SERIES 2005-51 CLASS KC                                           4.50         01/25/2025           1,489,997
    653,000  FNMA SERIES 2005-51 CLASS NC                                           5.50         12/25/2030             666,360
  1,001,000  FNMA SERIES 2005-51 CLASS ND                                           5.50         11/25/2033           1,026,424
     62,000  FNMA TBA%%                                                             5.00         07/01/2019              62,678
  1,326,000  FNMA TBA%%                                                             5.50         08/01/2020           1,359,150
    666,000  FNMA TBA%%                                                             6.00         08/16/2030             682,025
    242,000  FNMA TBA%%                                                             5.50         07/01/2034             245,252
  4,525,000  FNMA TBA%%                                                             5.50         08/01/2034           4,578,734
     13,000  FNMA TBA%%                                                             4.95         07/01/2035              13,414

                                                                                                                     21,568,935
                                                                                                                 --------------

TOTAL AGENCY SECURITIES (COST $45,721,994)                                                                           45,848,813
                                                                                                                 --------------

US TREASURY SECURITIES - 17.90%

US TREASURY BONDS - 6.14%
    847,000  US TREASURY BOND<<                                                     7.13         02/15/2023           1,144,641
  1,598,000  US TREASURY BOND<<                                                     6.25         08/15/2023           1,991,445
    806,000  US TREASURY BOND<<                                                     6.00         02/15/2026             993,080
    552,000  US TREASURY BOND<<                                                     6.25         05/15/2030             719,002
    159,000  US TREASURY BOND<<                                                     5.38         02/15/2031             187,620

                                                                                                                      5,035,788
                                                                                                                 --------------

WELLS FARGO ADVANTAGE VARIABLE TRUST FUNDS           PORTFOLIO OF INVESTMENTS --
                                                       JUNE 30, 2005 (UNAUDITED)
--------------------------------------------------------------------------------

   TOTAL RETURN BOND FUND
-------------------------------------------------------------------------------------------------------------------------------

PRINCIPAL    SECURITY NAME                                                      INTEREST RATE  MATURITY DATE         VALUE
US TREASURY NOTES - 11.76%
$   789,000  US TREASURY NOTE<<                                                     3.63%        04/30/2007      $      788,569
  4,026,000  US TREASURY NOTE<<                                                     3.50         05/31/2007           4,013,733
    166,000  US TREASURY NOTE<<                                                     3.75         05/15/2008             166,363
    211,000  US TREASURY NOTE<<                                                     3.88         05/15/2010             212,203
    957,000  US TREASURY NOTE<<                                                     3.63         06/15/2010             952,813
    468,000  US TREASURY NOTE<<                                                     4.25         11/15/2014             478,987
    574,000  US TREASURY NOTE<<                                                     4.00         02/15/2015             576,041
  2,416,000  US TREASURY NOTE<<                                                     4.13         05/15/2015           2,451,295

                                                                                                                      9,640,004
                                                                                                                 --------------

TOTAL US TREASURY SECURITIES (COST $14,311,578)                                                                      14,675,792
                                                                                                                 --------------

REPURCHASE AGREEMENTS - 5.39%
  4,416,000  GREENWICH CAPITAL MARKETS - 102% COLLATERALIZED BY US GOVERNMENT
             SECURITIES (MATURITY VALUE $4,416,427)                                 3.48         07/01/2005           4,416,000

TOTAL REPURCHASE AGREEMENTS (COST $4,416,000)                                                                         4,416,000
                                                                                                                 --------------

COLLATERAL FOR SECURITIES LENDING - 25.49%

COLLATERAL INVESTED IN MONEY MARKET FUNDS - 1.47%
    446,367  SCUDDER DAILY ASSETS MONEY MARKET FUND                                                                     446,367
    759,897  SHORT TERM INVESTMENT COMPANY MONEY MARKET FUND                                                            759,897

                                                                                                                      1,206,264
                                                                                                                 --------------

COLLATERAL INVESTED IN OTHER ASSETS - 24.02%
  3,999,996  BEAR STEARNS & COMPANY REPURCHASE AGREEMENT
             (MATURITY VALUE $4,000,378)                                            3.49         07/01/2005           3,999,996
 15,699,984  DEUTSCHE BANK REPURCHASE AGREEMENT
             (MATURITY VALUE $15,701,460)                                           3.43         07/01/2005          15,699,984

                                                                                                                     19,699,980
                                                                                                                 --------------

SHARES

TOTAL COLLATERAL FOR SECURITIES LENDING (COST $20,906,244)                                                           20,906,244
                                                                                                                 --------------

TOTAL INVESTMENTS IN SECURITIES
(COST $110,370,088)*                              135.46%                                                        $  111,078,827
OTHER ASSETS AND LIABILITIES, NET                 (35.46)                                                           (29,076,431)
                                                  ------                                                         --------------
TOTAL NET ASSETS                                  100.00%                                                        $   82,002,396
                                                  ======                                                         ==============

<<    ALL OR A PORTION OF THIS SECURITY IS ON LOAN. (SEE NOTE 2)

++ SECURITIES THAT MAY BE RESOLD TO "QUALIFIED INSTITUTIONAL BUYERS" UNDER RULE 144A OR SECURITIES OFFERED PURSUANT TO SECTION 4 (2) OF THE SECURITIES ACT OF 1933, AS AMENDED.

+/-   VARIABLE RATE INVESTMENTS.

%%    SECURITIES ISSUED ON A WHEN-ISSUED (TBA) BASIS. (SEE NOTE 2)

@ FOREIGN BOND PRINCIPAL IS DENOMINATED IN US DOLLARS EXCEPT AS INDICATED PARENTHETICALLY.

* COST FOR FEDERAL INCOME TAX PURPOSES IS SUBSTANTIALLY THE SAME AS FOR FINANCIAL REPORTING PURPOSES.

PRINCIPAL    DESCRIPTION
SCHEDULE OF SECURITIES SOLD SHORT - JUNE 30, 2005 - (0.47%)
  (374,000) FHLMC TBA%%                                                                                                (383,701)

TOTAL SHORT SALES (COST $(383,292))                                                                                    (383,701)
                                                                                                                 --------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                        THIS PAGE IS INTENTIONALLY LEFT BLANK --

WELLS FARGO ADVANTAGE VARIABLE           STATEMENTS OF ASSETS AND LIABILITIES --
TRUST FUNDS                                            JUNE 30, 2005 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                                     ASSET
                                                                                ALLOCATION    C&B LARGE CAP        DISCOVERY
                                                                                      FUND       VALUE FUND             FUND
----------------------------------------------------------------------------------------------------------------------------
ASSETS

INVESTMENTS:
   IN SECURITIES, AT MARKET VALUE ........................................   $ 303,523,365    $  27,256,429    $ 248,595,832
   COLLATERAL FOR SECURITIES LOANED (NOTE 2) .............................     134,499,262                0                0
   INVESTMENTS IN AFFILIATES .............................................      13,116,192        1,724,962        2,324,379
   REPURCHASE AGREEMENTS .................................................               0                0                0
                                                                             -------------    -------------    -------------
TOTAL INVESTMENTS AT MARKET VALUE  (SEE COST BELOW) ......................     451,138,819       28,981,391      250,920,211
                                                                             -------------    -------------    -------------
   CASH ..................................................................          50,000           50,000                0
   RECEIVABLE FOR FUND SHARES ISSUED .....................................             243            4,509                0
   RECEIVABLE FOR INVESTMENTS SOLD .......................................               0                0          802,749
   RECEIVABLES FOR DIVIDENDS AND INTEREST ................................       1,865,090           52,689           53,271
   PREPAID EXPENSES AND OTHER ASSETS .....................................          11,400                0                0
                                                                             -------------    -------------    -------------
TOTAL ASSETS .............................................................     453,065,552       29,088,589      251,776,231
                                                                             -------------    -------------    -------------

LIABILITIES
   OPTION WRITTEN, AT VALUE ..............................................               0                0                0
   PAYABLE FOR DAILY VARIATION MARGIN ON FUTURES CONTRACTS ...............         910,812                0                0
   PAYABLE FOR INVESTMENTS PURCHASED .....................................           1,987           31,970          169,489
   DIVIDENDS PAYABLE .....................................................             186                0                0
   PAYABLE TO INVESTMENT ADVISOR AND AFFILIATES (NOTE 3) .................         185,301           13,541          176,442
   PAYABLE TO THE TRUSTEES AND DISTRIBUTOR ...............................          68,216            6,410           53,024
   UNREALIZED DEPRECIATION ON FORWARD FOREIGN CURRENCY CONTRACTS .........               0                0                0
   PAYABLE FOR SECURITIES LOANED (NOTE 2) ................................     134,499,262                0                0
   ACCRUED EXPENSES AND OTHER LIABILITIES ................................               0           12,698           63,042
                                                                             -------------    -------------    -------------
TOTAL LIABILITIES ........................................................     135,665,764           64,619          461,997
                                                                             -------------    -------------    -------------
TOTAL NET ASSETS .........................................................   $ 317,399,788    $  29,023,970    $ 251,314,234
                                                                             =============    =============    =============

NET ASSETS CONSIST OF:
----------------------------------------------------------------------------------------------------------------------------
   PAID-IN CAPITAL .......................................................   $ 315,153,191    $  32,966,476    $ 222,528,332
   UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) ............................          88,222            7,065         (651,000)
   UNDISTRIBUTED NET REALIZED GAIN (LOSS) ON INVESTMENTS .................      (5,377,023)      (4,761,809)       5,595,485
   NET UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS, FOREIGN
     CURRENCIES AND TRANSLATION OF ASSETS AND LIABILITIES DENOMINATED IN
     FOREIGN CURRENCIES ..................................................       9,459,559          812,238       23,841,417
   NET UNREALIZED APPRECIATION (DEPRECIATION) OF FORWARD FOREIGN CURRENCY
     CONTRACTS AND TRANSACTIONS ..........................................               0                0                0
   NET UNREALIZED APPRECIATION (DEPRECIATION) OF FUTURES .................      (1,924,161)               0                0
   NET UNREALIZED APPRECIATION (DEPRECIATION) OF OPTIONS, SWAP AGREEMENTS,
     AND SHORT SALES .....................................................               0                0                0
                                                                             -------------    -------------    -------------
TOTAL NET ASSETS .........................................................   $ 317,399,788    $  29,023,970    $ 251,314,234
                                                                             -------------    -------------    -------------

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE(1)
----------------------------------------------------------------------------------------------------------------------------
   NET ASSETS ............................................................   $ 317,399,788    $  29,023,970    $ 251,314,234
   SHARES OUTSTANDING ....................................................      24,481,478        3,150,835       19,121,858
   NET ASSET VALUE AND OFFERING PRICE PER SHARE ..........................   $       12.96    $        9.21    $       13.14
                                                                             -------------    -------------    -------------
INVESTMENTS AT COST ......................................................   $ 441,679,260    $  28,169,153    $ 227,078,794
                                                                             =============    =============    =============
SECURITIES ON LOAN, AT MARKET VALUE ......................................   $ 132,383,969    $           0    $           0
                                                                             =============    =============    =============
PREMIUMS RECEIVED ON WRITTEN OPTIONS .....................................   $           0    $           0    $           0
                                                                             =============    =============    =============

STATEMENTS OF ASSETS AND LIABILITIES --           WELLS FARGO ADVANTAGE VARIABLE
JUNE 30, 2005 (UNAUDITED)                                            TRUST FUNDS
--------------------------------------------------------------------------------

                                                                             EQUITY INCOME    INTERNATIONAL    LARGE COMPANY
                                                                                      FUND        CORE FUND        CORE FUND
----------------------------------------------------------------------------------------------------------------------------
ASSETS

INVESTMENTS:
   IN SECURITIES, AT MARKET VALUE ........................................   $ 115,183,649    $  35,516,305    $  30,620,567
   COLLATERAL FOR SECURITIES LOANED (NOTE 2) .............................               0                0                0
   INVESTMENTS IN AFFILIATES .............................................         992,537        1,382,232          740,097
   REPURCHASE AGREEMENTS .................................................               0                0                0
                                                                             -------------    -------------    -------------
TOTAL INVESTMENTS AT MARKET VALUE  (SEE COST BELOW) ......................     116,176,186       36,898,537       31,360,664
                                                                             -------------    -------------    -------------
   CASH ..................................................................          50,000           50,000           50,000
   RECEIVABLE FOR FUND SHARES ISSUED .....................................           6,505            8,694                0
   RECEIVABLE FOR INVESTMENTS SOLD .......................................         923,732           71,982                0
   RECEIVABLES FOR DIVIDENDS AND INTEREST ................................         162,965          112,077           29,537
   PREPAID EXPENSES AND OTHER ASSETS .....................................               0                0                0
                                                                             -------------    -------------    -------------
TOTAL ASSETS .............................................................     117,319,388       37,141,290       31,440,201
                                                                             -------------    -------------    -------------

LIABILITIES
   OPTION WRITTEN, AT VALUE ..............................................               0                0                0
   PAYABLE FOR DAILY VARIATION MARGIN ON FUTURES CONTRACTS ...............               0                0                0
   PAYABLE FOR INVESTMENTS PURCHASED .....................................         876,010           44,988                0
   DIVIDENDS PAYABLE .....................................................               0                0                0
   PAYABLE TO INVESTMENT ADVISOR AND AFFILIATES (NOTE 3) .................          65,642           17,346           16,077
   PAYABLE TO THE TRUSTEES AND DISTRIBUTOR ...............................          24,844            7,804            7,087
   UNREALIZED DEPRECIATION ON FORWARD FOREIGN CURRENCY CONTRACTS .........               0              337                0
   PAYABLE FOR SECURITIES LOANED (NOTE 2) ................................               0                0                0
   ACCRUED EXPENSES AND OTHER LIABILITIES ................................          14,124           25,265           17,078
                                                                             -------------    -------------    -------------
TOTAL LIABILITIES ........................................................         980,620           95,740           40,242
                                                                             -------------    -------------    -------------
TOTAL NET ASSETS .........................................................   $ 116,338,768    $  37,045,550    $  31,399,959
                                                                             =============    =============    =============

NET ASSETS CONSIST OF:
----------------------------------------------------------------------------------------------------------------------------
   PAID-IN CAPITAL .......................................................   $ 103,590,175    $  32,393,342    $  49,146,626
   UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) ............................          18,955          630,908           75,947
   UNDISTRIBUTED NET REALIZED GAIN (LOSS) ON INVESTMENTS .................      (3,537,845)       1,569,755      (16,531,421)
   NET UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS, FOREIGN
     CURRENCIES AND TRANSLATION OF ASSETS AND LIABILITIES DENOMINATED IN
     FOREIGN CURRENCIES ..................................................      16,267,483        2,451,882       (1,291,193)
   NET UNREALIZED APPRECIATION (DEPRECIATION) OF FORWARD FOREIGN CURRENCY
     CONTRACTS AND TRANSACTIONS ..........................................               0             (337)               0
   NET UNREALIZED APPRECIATION (DEPRECIATION) OF FUTURES .................               0                0                0
   NET UNREALIZED APPRECIATION (DEPRECIATION) OF OPTIONS, SWAP AGREEMENTS,
     AND SHORT SALES .....................................................               0                0                0
                                                                             -------------    -------------    -------------
TOTAL NET ASSETS .........................................................   $ 116,338,768    $  37,045,550    $  31,399,959
                                                                             -------------    -------------    -------------

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE(1)
----------------------------------------------------------------------------------------------------------------------------
   NET ASSETS ............................................................   $ 116,338,768    $  37,045,550    $  31,399,959
   SHARES OUTSTANDING ....................................................       7,112,664        4,521,382        2,392,020
   NET ASSET VALUE AND OFFERING PRICE PER SHARE ..........................   $       16.36    $        8.19    $       13.13
                                                                             -------------    -------------    -------------
INVESTMENTS AT COST ......................................................   $  99,908,703    $  34,443,943    $  32,651,857
                                                                             =============    =============    =============
SECURITIES ON LOAN, AT MARKET VALUE ......................................   $           0    $           0    $           0
                                                                             =============    =============    =============
PREMIUMS RECEIVED ON WRITTEN OPTIONS .....................................   $           0    $           0    $           0
                                                                             =============    =============    =============

                                                                             LARGE COMPANY     MONEY MARKET        MULTI CAP
                                                                               GROWTH FUND             FUND       VALUE FUND
----------------------------------------------------------------------------------------------------------------------------
ASSETS

INVESTMENTS:
   IN SECURITIES, AT MARKET VALUE ........................................   $  99,763,225    $  41,196,090   $  22,839,962
   COLLATERAL FOR SECURITIES LOANED (NOTE 2) .............................               0                0               0
   INVESTMENTS IN AFFILIATES .............................................       2,661,137                0          86,596
   REPURCHASE AGREEMENTS .................................................               0       14,212,067               0
                                                                             -------------    -------------   -------------
TOTAL INVESTMENTS AT MARKET VALUE  (SEE COST BELOW) ......................     102,424,362       55,408,157      22,926,558
                                                                             -------------    -------------   -------------
   CASH ..................................................................          50,000           50,000               0
   RECEIVABLE FOR FUND SHARES ISSUED .....................................          12,072                0           1,284
   RECEIVABLE FOR INVESTMENTS SOLD .......................................               0                0         522,498
   RECEIVABLES FOR DIVIDENDS AND INTEREST ................................          36,614           76,800          10,204
   PREPAID EXPENSES AND OTHER ASSETS .....................................               0                0               0
                                                                             -------------    -------------   -------------
TOTAL ASSETS .............................................................     102,523,048       55,534,957      23,460,544
                                                                             -------------    -------------   -------------
LIABILITIES
   OPTION WRITTEN, AT VALUE ..............................................               0                0          37,295
   PAYABLE FOR DAILY VARIATION MARGIN ON FUTURES CONTRACTS ...............               0                0               0
   PAYABLE FOR INVESTMENTS PURCHASED .....................................               0                0         327,811
   DIVIDENDS PAYABLE .....................................................               0          109,308               0
   PAYABLE TO INVESTMENT ADVISOR AND AFFILIATES (NOTE 3) .................          57,027           18,532          12,299
   PAYABLE TO THE TRUSTEES AND DISTRIBUTOR ...............................          20,611           11,671           5,210
   UNREALIZED DEPRECIATION ON FORWARD FOREIGN CURRENCY CONTRACTS .........               0                0               0
   PAYABLE FOR SECURITIES LOANED (NOTE 2) ................................               0                0               0
   ACCRUED EXPENSES AND OTHER LIABILITIES ................................          15,768           45,899          16,755
                                                                             -------------    -------------   -------------
TOTAL LIABILITIES ........................................................          93,406          185,410         399,370
                                                                             -------------    -------------   -------------
TOTAL NET ASSETS .........................................................   $ 102,429,642    $  55,349,547   $  23,061,174
                                                                             =============    =============   =============

NET ASSETS CONSIST OF:
----------------------------------------------------------------------------------------------------------------------------
   PAID-IN CAPITAL .......................................................   $ 135,062,123    $  55,348,546   $  20,505,065
   UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) ............................         198,992                1         (68,879)
   UNDISTRIBUTED NET REALIZED GAIN (LOSS) ON INVESTMENTS .................     (28,307,675)           1,000         264,452
   NET UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS, FOREIGN
     CURRENCIES AND TRANSLATION OF ASSETS AND LIABILITIES DENOMINATED IN
     FOREIGN CURRENCIES ..................................................      (4,523,798)               0       2,363,594
   NET UNREALIZED APPRECIATION (DEPRECIATION) OF FORWARD FOREIGN CURRENCY
     CONTRACTS AND TRANSACTIONS ..........................................               0                0               0
   NET UNREALIZED APPRECIATION (DEPRECIATION) OF FUTURES .................               0                0               0
   NET UNREALIZED APPRECIATION (DEPRECIATION) OF OPTIONS, SWAP AGREEMENTS,
     AND SHORT SALES .....................................................               0                0          (3,058)
                                                                             -------------    -------------   -------------
TOTAL NET ASSETS .........................................................   $ 102,429,642    $  55,349,547   $  23,061,174
                                                                             -------------    -------------   -------------

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE(1)
----------------------------------------------------------------------------------------------------------------------------
   NET ASSETS ............................................................   $ 102,429,642    $  55,349,547   $  82,002,396
   SHARES OUTSTANDING ....................................................      11,975,689       55,351,403       1,929,444
   NET ASSET VALUE AND OFFERING PRICE PER SHARE ..........................   $        8.55    $        1.00   $       11.95
                                                                             -------------    -------------   -------------
INVESTMENTS AT COST ......................................................   $ 106,948,160    $  55,408,157   $  20,562,984
                                                                             =============    =============   =============
SECURITIES ON LOAN, AT MARKET VALUE ......................................   $           0    $           0   $           0
                                                                             =============    =============   =============
PREMIUMS RECEIVED ON WRITTEN OPTIONS .....................................   $           0    $           0   $      34,237
                                                                             =============    =============   =============

(1)   EACH FUND HAS AN UNLIMITED NUMBER OF AUTHORIZED SHARES.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

WELLS FARGO ADVANTAGE VARIABLE           STATEMENTS OF ASSETS AND LIABILITIES --
TRUST FUNDS                                            JUNE 30, 2005 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                                 OPPORTUNITY          SMALL CAP       TOTAL RETURN
                                                                                        FUND        GROWTH FUND          BOND FUND
----------------------------------------------------------------------------------------------------------------------------------
ASSETS

INVESTMENTS:
   IN SECURITIES, AT MARKET VALUE ........................................   $   945,274,819    $   161,578,482    $    85,756,583
   COLLATERAL FOR SECURITIES LOANED (NOTE 2) .............................                 0         31,779,289         20,906,244
   INVESTMENTS IN AFFILIATES .............................................        81,666,927          1,589,705                  0
   REPURCHASE AGREEMENTS .................................................                 0                  0          4,416,000
                                                                             ---------------    ---------------    ---------------
TOTAL INVESTMENTS AT MARKET VALUE  (SEE COST BELOW) ......................     1,026,941,746        194,947,476        111,078,827
                                                                             ---------------    ---------------    ---------------
   CASH ..................................................................                 0             50,000            139,358
   RECEIVABLE FOR FUND SHARES ISSUED .....................................                 0              8,578              6,427
   RECEIVABLE FOR INVESTMENTS SOLD .......................................         2,116,052          5,415,474         29,417,923
   RECEIVABLES FOR DIVIDENDS AND INTEREST ................................           782,064             10,507          3,029,281
                                                                             ---------------    ---------------    ---------------
TOTAL ASSETS .............................................................     1,029,839,862        200,432,035        143,671,816
                                                                             ---------------    ---------------    ---------------

LIABILITIES
   OPTION WRITTEN, AT VALUE ..............................................           303,300                  0                  0
   SECURITIES SOLD SHORT, AT FAIR VALUE ..................................                 0                  0            383,701
   PAYABLE FOR INVESTMENTS PURCHASED .....................................           500,409          3,710,982         40,069,663
   DIVIDENDS PAYABLE .....................................................                 0                  0            244,214
   PAYABLE TO INVESTMENT ADVISOR AND AFFILIATES (NOTE 3) .................           580,775            118,508             38,034
   PAYABLE TO THE TRUSTEES AND DISTRIBUTOR ...............................           213,720             33,846             19,180
   PAYABLE FOR SECURITIES LOANED (NOTE 2) ................................                 0         31,779,289         20,906,244
   ACCRUED EXPENSES AND OTHER LIABILITIES ................................           264,394             17,166              8,384
                                                                             ---------------    ---------------    ---------------
TOTAL LIABILITIES ........................................................         1,862,598         35,659,791         61,669,420
                                                                             ---------------    ---------------    ---------------
TOTAL NET ASSETS .........................................................   $ 1,027,977,264    $   164,772,244    $    82,002,396
                                                                             ===============    ===============    ===============

NET ASSETS CONSIST OF:
----------------------------------------------------------------------------------------------------------------------------------
   PAID-IN CAPITAL .......................................................   $   798,152,005    $   163,586,315    $    81,195,596
   UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) ............................          (564,679)          (797,892)           (43,283)
   UNDISTRIBUTED NET REALIZED GAIN (LOSS) ON INVESTMENTS .................        23,383,497        (12,689,919)           141,753
   NET UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS, FOREIGN
     CURRENCIES AND TRANSLATION OF ASSETS AND LIABILITIES DENOMINATED IN

     FOREIGN CURRENCIES ..................................................       206,969,894         14,673,740            708,739
   NET UNREALIZED APPRECIATION (DEPRECIATION) OF OPTIONS, SWAP AGREEMENTS,

     AND SHORT SALES .....................................................           (36,647)                 0               (409)
                                                                             ---------------    ---------------    ---------------
TOTAL NET ASSETS .........................................................   $ 1,027,977,264    $   164,772,244    $    82,002,396
                                                                             ---------------    ---------------    ---------------

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE(1)
----------------------------------------------------------------------------------------------------------------------------------
   NET ASSETS ............................................................   $ 1,027,977,264    $   164,772,244    $    82,002,396
   SHARES OUTSTANDING ....................................................        45,499,135         21,683,519          8,094,065
   NET ASSET VALUE AND OFFERING PRICE PER SHARE ..........................   $         22.59    $          7.60    $         10.13
                                                                             ---------------    ---------------    ---------------
INVESTMENTS AT COST ......................................................   $   819,974,217    $   180,273,736    $   110,370,088
                                                                             ===============    ===============    ===============
SECURITIES ON LOAN, AT MARKET VALUE ......................................   $             0    $    30,474,780    $    20,577,287
                                                                             ===============    ===============    ===============
PREMIUMS RECEIVED ON WRITTEN OPTIONS .....................................   $       339,847    $             0    $             0
                                                                             ===============    ===============    ===============

(1)   EACH FUND HAS AN UNLIMITED NUMBER OF AUTHORIZED SHARES.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                        THIS PAGE IS INTENTIONALLY LEFT BLANK --

WELLS FARGO ADVANTAGE VARIABLE           STATEMENTS OF OPERATIONS -- FOR THE SIX
TRUST FUNDS                               MONTHS ENDED JUNE 30, 2005 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                                     ASSET
                                                                                ALLOCATION    C&B LARGE CAP        DISCOVERY
                                                                                      FUND       VALUE FUND             FUND
----------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
   DIVIDENDS(1) ..........................................................   $   1,651,993    $     242,984    $     267,743
   INTEREST ..............................................................       2,902,805              143           12,076
   INCOME FROM AFFILIATED SECURITIES .....................................         150,315           17,433            8,296
   SECURITIES LENDING INCOME, NET ........................................          47,585              766            5,863
                                                                             -------------    -------------    -------------
TOTAL INVESTMENT INCOME ..................................................       4,752,698          261,326          293,978
                                                                             -------------    -------------    -------------

EXPENSES
   ADVISORY FEES .........................................................         860,564           79,438          653,489
   ADMINISTRATION FEES ...................................................         250,346           23,109          122,055
   CUSTODY FEES ..........................................................          31,293            2,889           13,935
   ACCOUNTING FEES .......................................................          18,024           10,566           22,716
   DISTRIBUTION FEES (NOTE 3) ............................................         391,166           36,108          134,724
   AUDIT FEES ............................................................           9,415            8,211           10,833
   LEGAL FEES ............................................................           3,433              290            1,778
   REGISTRATION FEES .....................................................              48               13              225
   SHAREHOLDER REPORTS ...................................................          30,160            4,169           24,131
   TRUSTEES' FEES ........................................................           3,328            3,480            4,554
   OTHER FEES AND EXPENSES ...............................................          11,436              703           19,118
                                                                             -------------    -------------    -------------
TOTAL EXPENSES ...........................................................       1,609,213          168,976        1,007,558
                                                                             -------------    -------------    -------------
LESS:
   WAIVED FEES AND REIMBURSED EXPENSES (NOTE 3) ..........................         (44,530)         (24,543)         (62,580)
   NET EXPENSES ..........................................................       1,564,683          144,433          944,978
                                                                             -------------    -------------    -------------
NET INVESTMENT INCOME (LOSS) .............................................       3,188,015          116,893         (651,000)
                                                                             -------------    -------------    -------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
----------------------------------------------------------------------------------------------------------------------------

NET REALIZED GAIN (LOSS) FROM:
   SECURITIES, FOREIGN CURRENCIES AND FOREIGN CURRENCY TRANSLATION .......       1,020,031        3,803,884        6,414,414
   FUTURES TRANSACTIONS ..................................................      (3,411,427)               0                0
   OPTIONS, SWAP AGREEMENTS AND SHORT SALE TRANSACTIONS ..................               0                0                0
                                                                             -------------    -------------    -------------
NET REALIZED GAIN (LOSS) FROM INVESTMENTS ................................      (2,391,396)       3,803,884        6,414,414
                                                                             -------------    -------------    -------------

NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF:
   SECURITIES, FOREIGN CURRENCIES AND FOREIGN CURRENCY TRANSLATION .......       5,124,546       (3,550,061)       2,816,052
   FORWARD FOREIGN CURRENCY CONTRACTS ....................................               0                0                0
   FUTURES TRANSACTIONS ..................................................      (3,134,438)               0                0
   OPTIONS, SWAP AGREEMENTS AND SHORT SALE TRANSACTIONS ..................               0                0                0
                                                                             -------------    -------------    -------------
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF
   INVESTMENTS ...........................................................       1,990,108       (3,550,061)       2,816,052
                                                                             =============    =============    =============
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS ...................        (401,288)         253,823        9,230,466
                                                                             -------------    -------------    -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ..........   $   2,786,727    $     370,716    $   8,579,466
                                                                             =============    =============    =============

   (1) NET OF FOREIGN WITHHOLDING TAXES OF ...............................   $           0    $       4,439    $       1,181

STATEMENTS OF OPERATIONS -- FOR THE SIX           WELLS FARGO ADVANTAGE VARIABLE
MONTHS ENDED JUNE 30, 2005 (UNAUDITED)                               TRUST FUNDS
--------------------------------------------------------------------------------

                                                                                EQUITY INCOME    INTERNATIONAL    LARGE COMPANY
                                                                                         FUND        CORE FUND        CORE FUND
-------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
   DIVIDENDS(1) ..........................................................      $   1,409,992    $     658,386    $     229,947
   INTEREST ..............................................................                 84                0              934
   INCOME FROM AFFILIATED SECURITIES .....................................             13,474           18,397           12,421
   SECURITIES LENDING INCOME, NET ........................................              1,950                0            1,936
                                                                                -------------    -------------    -------------
TOTAL INVESTMENT INCOME ..................................................          1,425,500          676,783          245,238
                                                                                -------------    -------------    -------------

EXPENSES
   ADVISORY FEES .........................................................            320,310          133,141           93,110
   ADMINISTRATION FEES ...................................................             93,181           28,404           27,087
   CUSTODY FEES ..........................................................             11,648           17,752            3,386
   ACCOUNTING FEES .......................................................             12,866           20,057           10,699
   DISTRIBUTION FEES (NOTE 3) ............................................            145,595           44,380           42,323
   AUDIT FEES ............................................................              8,434            7,357            8,631
   LEGAL FEES ............................................................              1,325              344              392
   REGISTRATION FEES .....................................................                 25               13               48
   SHAREHOLDER REPORTS ...................................................             10,421               25               48
   TRUSTEES' FEES ........................................................              3,328            3,328            3,505
   OTHER FEES AND EXPENSES ...............................................              3,764            1,274              763
                                                                                -------------    -------------    -------------
TOTAL EXPENSES ...........................................................            610,897          256,075          189,992
                                                                                -------------    -------------    -------------
LESS:
   WAIVED FEES AND REIMBURSED EXPENSES (NOTE 3) ..........................            (28,516)         (78,553)         (20,701)
   NET EXPENSES ..........................................................            582,381          177,522          169,291
                                                                                -------------    -------------    -------------
NET INVESTMENT INCOME (LOSS) .............................................            843,119          499,261           75,947
                                                                                -------------    -------------    -------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
-------------------------------------------------------------------------------------------------------------------------------

NET REALIZED GAIN (LOSS) FROM:
   SECURITIES, FOREIGN CURRENCIES AND FOREIGN CURRENCY TRANSLATION .......          2,105,706          683,123        6,718,960
   FUTURES TRANSACTIONS ..................................................                  0                0                0
   OPTIONS, SWAP AGREEMENTS AND SHORT SALE TRANSACTIONS ..................                  0                0                0
                                                                                -------------    -------------    -------------
NET REALIZED GAIN (LOSS) FROM INVESTMENTS ................................          2,105,706          683,123        6,718,960
                                                                                -------------    -------------    -------------

NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF:
   SECURITIES, FOREIGN CURRENCIES AND FOREIGN CURRENCY TRANSLATION .......         (1,999,311)      (1,517,231)      (9,021,193)
   FORWARD FOREIGN CURRENCY CONTRACTS ....................................                  0             (337)               0
   FUTURES TRANSACTIONS ..................................................                  0                0                0
   OPTIONS, SWAP AGREEMENTS AND SHORT SALE TRANSACTIONS ..................                  0                0                0
                                                                                -------------    -------------    -------------
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF
   INVESTMENTS ...........................................................         (1,999,311)      (1,517,568)      (9,021,193)
                                                                                =============    =============    =============
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS ...................            106,395         (834,445)      (2,302,233)
                                                                                -------------    -------------    -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ..........      $     949,514    $    (335,184)   $  (2,226,286)
                                                                                =============    =============    =============

   (1) NET OF FOREIGN WITHHOLDING TAXES OF ...............................      $       8,848    $      80,587    $       4,650


                                                                                LARGE COMPANY     MONEY MARKET       MULTI CAP
                                                                                  GROWTH FUND             FUND      VALUE FUND
------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
   DIVIDENDS(1) ..........................................................      $     474,118    $           0   $      64,964
   INTEREST ..............................................................                  0          769,382           1,547
   INCOME FROM AFFILIATED SECURITIES .....................................             21,578                0           2,486
   SECURITIES LENDING INCOME, NET ........................................              6,301                0               0
                                                                                -------------    -------------   -------------
TOTAL INVESTMENT INCOME ..................................................            501,997          769,382          68,997
                                                                                -------------    -------------   -------------

EXPENSES
   ADVISORY FEES .........................................................            269,435           82,982          89,929
   ADMINISTRATION FEES ...................................................             78,381           44,257          45,062
   CUSTODY FEES ..........................................................              9,798            5,532           9,808
   ACCOUNTING FEES .......................................................             12,379           11,258           4,789
   DISTRIBUTION FEES (NOTE 3) ............................................            122,470           69,151          12,586
   AUDIT FEES ............................................................              8,189            8,042           9,390
   LEGAL FEES ............................................................                711              687           1,076
   REGISTRATION FEES .....................................................                 48               13             222
   SHAREHOLDER REPORTS ...................................................             11,918               25           5,790
   TRUSTEES' FEES ........................................................              3,328            3,328           2,067
   OTHER FEES AND EXPENSES ...............................................                979            2,710           6,969
                                                                                -------------    -------------   -------------
TOTAL EXPENSES ...........................................................            517,636          227,985         187,688
                                                                                -------------    -------------   -------------
LESS:
   WAIVED FEES AND REIMBURSED EXPENSES (NOTE 3) ..........................            (27,754)         (20,531)        (49,811)
   NET EXPENSES ..........................................................            489,882          207,454         137,877
                                                                                -------------    -------------   -------------
NET INVESTMENT INCOME (LOSS) .............................................             12,115          561,928         (68,880)
                                                                                -------------    -------------   -------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
------------------------------------------------------------------------------------------------------------------------------

NET REALIZED GAIN (LOSS) FROM:
   SECURITIES, FOREIGN CURRENCIES AND FOREIGN CURRENCY TRANSLATION .......         (1,420,615)           1,500       3,130,305
   FUTURES TRANSACTIONS ..................................................                  0                0               0
   OPTIONS, SWAP AGREEMENTS AND SHORT SALE TRANSACTIONS ..................                  0                0           1,172
                                                                                -------------    -------------   -------------
NET REALIZED GAIN (LOSS) FROM INVESTMENTS ................................         (1,420,615)           1,500       3,131,477
                                                                                -------------    -------------   -------------

NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF:
   SECURITIES, FOREIGN CURRENCIES AND FOREIGN CURRENCY TRANSLATION .......         (2,574,124)               0      (2,764,774)
   FORWARD FOREIGN CURRENCY CONTRACTS ....................................                  0                0               0
   FUTURES TRANSACTIONS ..................................................                  0                0               0
   OPTIONS, SWAP AGREEMENTS AND SHORT SALE TRANSACTIONS ..................                  0                0          10,430
                                                                                -------------    -------------   -------------
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF
   INVESTMENTS ...........................................................         (2,574,124)               0      (2,754,344)
                                                                                =============    =============   =============
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS ...................         (3,994,739)           1,500         377,133
                                                                                -------------    -------------   -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ..........      $  (3,982,624)   $     563,428   $     308,253
                                                                                =============    =============   =============

   (1) NET OF FOREIGN WITHHOLDING TAXES OF ...............................      $      14,287    $           0   $       1,789

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

WELLS FARGO ADVANTAGE VARIABLE           STATEMENTS OF OPERATIONS -- FOR THE SIX
TRUST FUNDS                               MONTHS ENDED JUNE 30, 2005 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                      OPPORTUNITY       SMALL CAP    TOTAL RETURN
                                                                             FUND     GROWTH FUND       BOND FUND
-----------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
   DIVIDENDS(1) ..................................................   $  4,000,593    $    107,083    $          0
   INTEREST ......................................................        505,863               0       1,662,867
   INCOME FROM AFFILIATED SECURITIES .............................        472,581          19,080               0
   SECURITIES LENDING INCOME, NET ................................         11,457          48,162          12,571
                                                                     ------------    ------------    ------------
TOTAL INVESTMENT INCOME ..........................................      4,990,494         174,325       1,675,438
                                                                     ------------    ------------    ------------

EXPENSES
   ADVISORY FEES .................................................      3,817,286         607,577         174,069
   ADMINISTRATION FEES ...........................................      2,241,947         129,616          61,891
   CUSTODY FEES ..................................................         59,645          16,202           7,736
   ACCOUNTING FEES ...............................................         23,442          14,070          11,835
   DISTRIBUTION FEES (NOTE 3) ....................................        628,472         202,526          96,705
   AUDIT FEES ....................................................         11,292           8,459           8,239
   LEGAL FEES ....................................................         26,939           1,717             736
   REGISTRATION FEES .............................................            222              29              13
   SHAREHOLDER REPORTS ...........................................         89,078          22,069           6,866
   TRUSTEES' FEES ................................................         47,800           3,532           3,532
   OTHER FEES AND EXPENSES .......................................        210,683           1,495             991
                                                                     ------------    ------------    ------------
TOTAL EXPENSES ...................................................      7,156,806       1,007,292         372,613
                                                                     ------------    ------------    ------------
LESS:
   WAIVED FEES AND REIMBURSED EXPENSES (NOTE 3) ..................     (1,601,633)        (35,075)        (24,364)
   NET EXPENSES ..................................................      5,555,173         972,217         348,249
                                                                     ------------    ------------    ------------
NET INVESTMENT INCOME (LOSS) .....................................       (564,679)       (797,892)      1,327,189
                                                                     ------------    ------------    ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
-----------------------------------------------------------------------------------------------------------------

NET REALIZED GAIN (LOSS) FROM:

   SECURITIES, FOREIGN CURRENCIES AND FOREIGN CURRENCY TRANSLATION     56,684,834       4,211,352          72,172
   FUTURES TRANSACTIONS ..........................................        588,466               0               0
   OPTIONS, SWAP AGREEMENTS AND SHORT SALE TRANSACTIONS ..........        586,568               0               0
                                                                     ------------    ------------    ------------
NET REALIZED GAIN (LOSS) FROM INVESTMENTS ........................     57,859,868       4,211,352          72,172
                                                                     ------------    ------------    ------------

NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF:

   SECURITIES, FOREIGN CURRENCIES AND FOREIGN CURRENCY TRANSLATION    (53,566,053)     (9,613,892)        409,777
   OPTIONS, SWAP AGREEMENTS AND SHORT SALE TRANSACTIONS ..........       (160,223)              0            (409)
                                                                     ------------    ------------    ------------
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF
   INVESTMENTS ...................................................    (53,726,276)     (9,613,892)        409,368
                                                                     ============    ============    ============
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS ...........      4,133,592      (5,402,540)        481,540
                                                                     ------------    ------------    ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ..   $  3,568,913    $ (6,200,432)   $  1,808,729
                                                                     ============    ============    ============

   (1)  NET OF FOREIGN WITHHOLDING TAXES OF ......................   $     64,281    $          0    $          0

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                        THIS PAGE IS INTENTIONALLY LEFT BLANK --

WELLS FARGO ADVANTAGE VARIABLE               STATEMENTS OF CHANGES IN NET ASSETS
TRUST FUNDS
--------------------------------------------------------------------------------

                                                                                           ASSET ALLOCATION FUND
                                                                                  ----------------------------------------
                                                                                   FOR THE SIX MONTHS              FOR THE
                                                                                  ENDED JUNE 30, 2005           YEAR ENDED
                                                                                          (UNAUDITED)    DECEMBER 31, 2004
--------------------------------------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS
   BEGINNING NET ASSETS .......................................................         $ 326,373,676        $ 290,722,925

OPERATIONS:
   NET INVESTMENT INCOME (LOSS) ...............................................             3,188,015            6,404,091
   NET REALIZED GAIN (LOSS) ON INVESTMENTS ....................................            (2,391,396)           6,471,231
   NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS ........             1,990,108           14,932,837
                                                                                        -------------        -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ...............             2,786,727           27,808,159
                                                                                        -------------        -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   NET INVESTMENT INCOME ......................................................            (3,128,666)          (6,364,542)
   NET REALIZED GAIN ON SALES OF INVESTMENTS ..................................                     0           (9,827,535)
                                                                                        -------------        -------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS ...........................................            (3,128,666)         (16,192,077)
                                                                                        -------------        -------------
CAPITAL SHARES TRANSACTIONS:
   PROCEEDS FROM SHARES SOLD ..................................................            13,571,227           49,510,435
   REINVESTMENT OF DISTRIBUTIONS ..............................................             3,128,658           16,192,078
   COST OF SHARES REDEEMED ....................................................           (25,331,834)         (41,667,844)
                                                                                        -------------        -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS            (8,631,949)          24,034,669
                                                                                        =============        =============
NET INCREASE (DECREASE) IN NET ASSETS .........................................            (8,973,888)          35,650,751
                                                                                        =============        =============
ENDING NET ASSETS .............................................................         $ 317,399,788        $ 326,373,676
                                                                                        -------------        -------------
SHARES ISSUED AND REDEEMED:
   SHARES SOLD ................................................................             1,056,288            3,942,726
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS .............................               244,644            1,327,761
   SHARES REDEEMED ............................................................            (1,973,669)          (3,346,735)
                                                                                        -------------        -------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING RESULTING FROM CAPITAL SHARE
  TRANSACTIONS ................................................................              (672,737)           1,923,752
                                                                                        =============        =============
ENDING BALANCE OF UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) ..................         $      88,222        $      28,873
                                                                                        =============        =============

STATEMENTS OF CHANGES IN NET ASSETS               WELLS FARGO ADVANTAGE VARIABLE
                                                                     TRUST FUNDS
--------------------------------------------------------------------------------

                                                                                           C&B LARGE CAP VALUE FUND
                                                                                  ----------------------------------------
                                                                                   FOR THE SIX MONTHS              FOR THE
                                                                                  ENDED JUNE 30, 2005           YEAR ENDED
                                                                                          (UNAUDITED)    DECEMBER 31, 2004
--------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   BEGINNING NET ASSETS .......................................................         $  30,286,684        $  29,481,977

OPERATIONS:
   NET INVESTMENT INCOME (LOSS) ...............................................               116,893              475,449
   NET REALIZED GAIN (LOSS) ON INVESTMENTS ....................................             3,803,884             (216,943)
   NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS ........            (3,550,061)           2,874,230
                                                                                        -------------        -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ...............               370,716            3,132,736
                                                                                        -------------        -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   NET INVESTMENT INCOME ......................................................              (109,828)            (477,934)
   NET REALIZED GAIN ON SALES OF INVESTMENTS ..................................                     0                    0
                                                                                        -------------        -------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS ...........................................              (109,828)            (477,934)
                                                                                        -------------        -------------
CAPITAL SHARES TRANSACTIONS:
   PROCEEDS FROM SHARES SOLD ..................................................             3,108,678            5,754,662
   REINVESTMENT OF DISTRIBUTIONS ..............................................               109,827              477,935
   COST OF SHARES REDEEMED ....................................................            (4,742,107)          (8,082,692)
                                                                                        -------------        -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS            (1,523,602)          (1,850,095)
                                                                                        =============        =============
NET INCREASE (DECREASE) IN NET ASSETS .........................................            (1,262,714)             804,707
                                                                                        =============        =============
ENDING NET ASSETS .............................................................         $  29,023,970        $  30,286,684
                                                                                        -------------        -------------
SHARES ISSUED AND REDEEMED:
   SHARES SOLD ................................................................               339,880              670,341
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS .............................                11,993               55,042
   SHARES REDEEMED ............................................................              (519,551)            (941,885)
                                                                                        -------------        -------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING RESULTING FROM CAPITAL SHARE
  TRANSACTIONS ................................................................              (167,678)            (216,502)
                                                                                        =============        =============
ENDING BALANCE OF UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) ..................         $       7,065        $           0
                                                                                        =============        =============


                                                                                               DISCOVERY FUND
                                                                                  ----------------------------------------
                                                                                   FOR THE SIX MONTHS              FOR THE
                                                                                  ENDED JUNE 30, 2005           YEAR ENDED
                                                                                          (UNAUDITED)    DECEMBER 31, 2004
--------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   BEGINNING NET ASSETS .......................................................         $  93,047,848        $  94,114,959

OPERATIONS:
   NET INVESTMENT INCOME (LOSS) ...............................................              (651,000)            (825,807)
   NET REALIZED GAIN (LOSS) ON INVESTMENTS ....................................             6,414,414           13,028,691
   NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS ........             2,816,052              651,584
                                                                                        -------------        -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ...............             8,579,466           12,854,468
                                                                                        -------------        -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   NET INVESTMENT INCOME ......................................................                     0                    0
   NET REALIZED GAIN ON SALES OF INVESTMENTS ..................................            (8,101,469)                   0
                                                                                        -------------        -------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS ...........................................            (8,101,469)                   0
                                                                                        -------------        -------------
CAPITAL SHARES TRANSACTIONS:
   PROCEEDS FROM SHARES SOLD ..................................................           168,803,861            4,918,232
   REINVESTMENT OF DISTRIBUTIONS ..............................................             8,101,466                    0
   COST OF SHARES REDEEMED ....................................................           (19,116,938)         (18,839,811)
                                                                                        -------------        -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS           157,788,389          (13,921,579)
                                                                                        =============        =============
NET INCREASE (DECREASE) IN NET ASSETS .........................................           158,266,386           (1,067,111)
                                                                                        =============        =============
ENDING NET ASSETS .............................................................         $ 251,314,234        $  93,047,848
                                                                                        -------------        -------------
SHARES ISSUED AND REDEEMED:
   SHARES SOLD ................................................................            13,631,666              369,685
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS .............................               650,198                    0
   SHARES REDEEMED ............................................................            (1,509,951)          (1,455,984)
                                                                                        -------------        -------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING RESULTING FROM CAPITAL SHARE
  TRANSACTIONS ................................................................            12,771,913           (1,086,299)
                                                                                        =============        =============
ENDING BALANCE OF UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) ..................         $    (651,000)       $           0
                                                                                        =============        =============

                                                                                              EQUITY INCOME FUND
                                                                                  ----------------------------------------
                                                                                   FOR THE SIX MONTHS              FOR THE
                                                                                  ENDED JUNE 30, 2005           YEAR ENDED
                                                                                          (UNAUDITED)    DECEMBER 31, 2004
--------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   BEGINNING NET ASSETS .......................................................         $ 120,138,117        $ 103,157,429

OPERATIONS:
   NET INVESTMENT INCOME (LOSS) ...............................................               843,119            1,776,962
   NET REALIZED GAIN (LOSS) ON INVESTMENTS ....................................             2,105,706             (902,225)
   NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS ........            (1,999,311)          11,028,303
                                                                                        -------------        -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ...............               949,514           11,903,040
                                                                                        -------------        -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   NET INVESTMENT INCOME ......................................................              (832,470)          (1,768,654)
   NET REALIZED GAIN ON SALES OF INVESTMENTS ..................................                     0                    0
                                                                                        -------------        -------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS ...........................................              (832,470)          (1,768,654)
                                                                                        -------------        -------------
CAPITAL SHARES TRANSACTIONS:
   PROCEEDS FROM SHARES SOLD ..................................................            11,681,650           35,692,523
   REINVESTMENT OF DISTRIBUTIONS ..............................................               832,470            1,768,654
   COST OF SHARES REDEEMED ....................................................           (16,430,511)         (30,614,875)
                                                                                        -------------        -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS            (3,916,391)           6,846,302
                                                                                        =============        =============
NET INCREASE (DECREASE) IN NET ASSETS .........................................            (3,799,347)          16,980,688
                                                                                        =============        =============
ENDING NET ASSETS .............................................................         $ 116,338,770        $ 120,138,117
                                                                                        -------------        -------------
SHARES ISSUED AND REDEEMED:
   SHARES SOLD ................................................................               710,306            2,331,831
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS .............................                51,079              113,755
   SHARES REDEEMED ............................................................            (1,003,830)          (1,999,068)
                                                                                        -------------        -------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING RESULTING FROM CAPITAL SHARE
  TRANSACTIONS ................................................................              (242,445)             446,518
                                                                                        =============        =============
ENDING BALANCE OF UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) ..................         $      18,955        $       8,308
                                                                                        =============        =============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

WELLS FARGO ADVANTAGE VARIABLE               STATEMENTS OF CHANGES IN NET ASSETS
TRUST FUNDS
--------------------------------------------------------------------------------

                                                                                          INTERNATIONAL CORE FUND
                                                                                  ----------------------------------------
                                                                                   FOR THE SIX MONTHS              FOR THE
                                                                                  ENDED JUNE 30, 2005           YEAR ENDED
                                                                                          (UNAUDITED)    DECEMBER 31, 2004
--------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   BEGINNING NET ASSETS .......................................................         $  35,071,405        $  22,033,435

OPERATIONS:
   NET INVESTMENT INCOME (LOSS) ...............................................               499,261              243,778
   NET REALIZED GAIN (LOSS) ON INVESTMENTS ....................................               683,123            2,578,909
   NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS ........            (1,517,568)             216,367
                                                                                        -------------        -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ...............              (335,184)           3,039,054
                                                                                        -------------        -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   NET INVESTMENT INCOME ......................................................                     0              (62,505)
   NET REALIZED GAIN ON SALES OF INVESTMENTS ..................................                     0                    0
                                                                                        -------------        -------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS ...........................................                     0              (62,505)
                                                                                        -------------        -------------
CAPITAL SHARES TRANSACTIONS:
   PROCEEDS FROM SHARES SOLD ..................................................            11,618,169           18,660,921
   REINVESTMENT OF DISTRIBUTIONS ..............................................                     0               62,505
   COST OF SHARES REDEEMED ....................................................            (9,308,840)          (8,662,005)
                                                                                        -------------        -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS             2,309,329           10,061,421
                                                                                        =============        =============
NET INCREASE (DECREASE) IN NET ASSETS .........................................             1,974,145           13,037,970
                                                                                        =============        =============
ENDING NET ASSETS .............................................................         $  37,045,550        $  35,071,405
                                                                                        -------------        -------------
SHARES ISSUED AND REDEEMED:
   SHARES SOLD ................................................................             1,409,759            2,463,069
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS .............................                     0                8,413
   SHARES REDEEMED ............................................................            (1,130,537)          (1,142,373)
                                                                                        -------------        -------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING RESULTING FROM CAPITAL SHARE
  TRANSACTIONS ................................................................               279,222            1,329,109
                                                                                        =============        =============
ENDING BALANCE OF UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) ..................         $     630,908        $     131,647
                                                                                        =============        =============

STATEMENTS OF CHANGES IN NET ASSETS               WELLS FARGO ADVANTAGE VARIABLE
                                                                     TRUST FUNDS
--------------------------------------------------------------------------------

                                                                                          LARGE COMPANY CORE FUND
                                                                                  ----------------------------------------
                                                                                   FOR THE SIX MONTHS              FOR THE
                                                                                  ENDED JUNE 30, 2005           YEAR ENDED
                                                                                          (UNAUDITED)    DECEMBER 31, 2004
--------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   BEGINNING NET ASSETS .......................................................         $  38,054,560        $  43,383,784

OPERATIONS:
   NET INVESTMENT INCOME (LOSS) ...............................................                75,947              (14,553)
   NET REALIZED GAIN (LOSS) ON INVESTMENTS ....................................             6,718,960            1,475,808
   NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS ........            (9,021,193)           1,593,757
                                                                                        -------------        -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ...............            (2,226,286)           3,055,012
                                                                                        -------------        -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   NET INVESTMENT INCOME ......................................................                     0                    0
   NET REALIZED GAIN ON SALES OF INVESTMENTS ..................................                     0                    0
                                                                                        -------------        -------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS ...........................................                     0                    0
                                                                                        -------------        -------------
CAPITAL SHARES TRANSACTIONS:
   PROCEEDS FROM SHARES SOLD ..................................................               565,900            1,475,372
   REINVESTMENT OF DISTRIBUTIONS ..............................................                     0                    0
   COST OF SHARES REDEEMED ....................................................            (4,994,215)          (9,859,608)
                                                                                        -------------        -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS            (4,428,315)          (8,384,236)
                                                                                        =============        =============
NET INCREASE (DECREASE) IN NET ASSETS .........................................            (6,654,601)          (5,329,224)
                                                                                        =============        =============
ENDING NET ASSETS .............................................................         $  31,399,959        $  38,054,560
                                                                                        -------------        -------------
SHARES ISSUED AND REDEEMED:
   SHARES SOLD ................................................................                42,285              113,513
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS .............................                     0                    0
   SHARES REDEEMED ............................................................              (373,353)            (756,914)
                                                                                        -------------        -------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING RESULTING FROM CAPITAL SHARE
  TRANSACTIONS ................................................................              (331,068)            (643,401)
                                                                                        =============        =============
ENDING BALANCE OF UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) ..................         $      75,947        $           0
                                                                                        =============        =============


                                                                                         LARGE COMPANY GROWTH FUND
                                                                                  ----------------------------------------
                                                                                   FOR THE SIX MONTHS              FOR THE
                                                                                  ENDED JUNE 30, 2005           YEAR ENDED
                                                                                          (UNAUDITED)    DECEMBER 31, 2004
--------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   BEGINNING NET ASSETS .......................................................         $ 107,228,921        $  96,801,871

OPERATIONS:
   NET INVESTMENT INCOME (LOSS) ...............................................                12,115              186,876
   NET REALIZED GAIN (LOSS) ON INVESTMENTS ....................................            (1,420,615)          (1,770,467)
   NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS ........            (2,574,124)           5,003,680
                                                                                        -------------        -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ...............            (3,982,624)           3,420,089
                                                                                        -------------        -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   NET INVESTMENT INCOME ......................................................                     0                    0
   NET REALIZED GAIN ON SALES OF INVESTMENTS ..................................                     0                    0
                                                                                        -------------        -------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS ...........................................                     0                    0
                                                                                        -------------        -------------
CAPITAL SHARES TRANSACTIONS:
   PROCEEDS FROM SHARES SOLD ..................................................             9,586,286           24,127,276
   REINVESTMENT OF DISTRIBUTIONS ..............................................                     0                    0
   COST OF SHARES REDEEMED ....................................................           (10,402,942)         (17,120,315)
                                                                                        -------------        -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS              (816,656)           7,006,961
                                                                                        =============        =============
NET INCREASE (DECREASE) IN NET ASSETS .........................................            (4,799,280)          10,427,050
                                                                                        =============        =============
ENDING NET ASSETS .............................................................         $ 102,429,641        $ 107,228,921
                                                                                        -------------        -------------
SHARES ISSUED AND REDEEMED:
   SHARES SOLD ................................................................             1,144,136            2,851,399
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS .............................                     0                    0
   SHARES REDEEMED ............................................................            (1,242,370)          (2,038,011)
                                                                                        -------------        -------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING RESULTING FROM CAPITAL SHARE
  TRANSACTIONS ................................................................               (98,234)             813,388
                                                                                        =============        =============
ENDING BALANCE OF UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) ..................         $     198,992        $     186,876
                                                                                        =============        =============


                                                                                             MONEY MARKET FUND
                                                                                  ----------------------------------------
                                                                                   FOR THE SIX MONTHS              FOR THE
                                                                                  ENDED JUNE 30, 2005           YEAR ENDED
                                                                                          (UNAUDITED)    DECEMBER 31, 2004
-------------------------------------------------------------------------------   ----------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   BEGINNING NET ASSETS .......................................................         $  58,737,611        $  81,583,027

OPERATIONS:
   NET INVESTMENT INCOME (LOSS) ...............................................               561,928              450,569
   NET REALIZED GAIN (LOSS) ON INVESTMENTS ....................................                 1,500                 (294)
   NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS ........                     0                    0
                                                                                        -------------        -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ...............               563,428              450,275
                                                                                        -------------        -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   NET INVESTMENT INCOME ......................................................              (561,928)            (450,833)
   NET REALIZED GAIN ON SALES OF INVESTMENTS ..................................                     0                    0
                                                                                        -------------        -------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS ...........................................              (561,928)            (450,833)
                                                                                        -------------        -------------
CAPITAL SHARES TRANSACTIONS:
   PROCEEDS FROM SHARES SOLD ..................................................            21,052,599           45,544,163
   REINVESTMENT OF DISTRIBUTIONS ..............................................               533,930              397,542
   COST OF SHARES REDEEMED ....................................................           (24,976,093)         (68,786,563)
                                                                                        -------------        -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS            (3,389,564)         (22,844,858)
                                                                                        =============        =============
NET INCREASE (DECREASE) IN NET ASSETS .........................................            (3,388,064)         (22,845,416)
                                                                                        =============        =============
ENDING NET ASSETS .............................................................         $  55,349,547        $  58,737,611
                                                                                        -------------        -------------
SHARES ISSUED AND REDEEMED:
   SHARES SOLD ................................................................            21,052,601           45,544,163
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS .............................               533,929              397,542
   SHARES REDEEMED ............................................................           (24,976,093)         (68,786,563)
                                                                                        -------------        -------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING RESULTING FROM CAPITAL SHARE
  TRANSACTIONS ................................................................            (3,389,563)         (22,844,858)
                                                                                        =============        =============
ENDING BALANCE OF UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) ..................         $           1        $           1
                                                                                        =============        =============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

WELLS FARGO ADVANTAGE VARIABLE               STATEMENTS OF CHANGES IN NET ASSETS
TRUST FUNDS
--------------------------------------------------------------------------------

                                                                                            MULTI CAP VALUE FUND
                                                                                  ----------------------------------------
                                                                                   FOR THE SIX MONTHS              FOR THE
                                                                                  ENDED JUNE 30, 2005           YEAR ENDED
                                                                                          (UNAUDITED)    DECEMBER 31, 2004
--------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   BEGINNING NET ASSETS .......................................................         $  25,989,364        $  27,712,972

OPERATIONS:
   NET INVESTMENT INCOME (LOSS) ...............................................               (68,880)             (71,970)
   NET REALIZED GAIN (LOSS) ON INVESTMENTS ....................................             3,131,177            1,956,468
   NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS ........            (2,754,344)           1,870,955
                                                                                        -------------        -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ...............               308,253            3,755,453
                                                                                        -------------        -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   NET INVESTMENT INCOME ......................................................               (96,372)                   0
   NET REALIZED GAIN ON SALES OF INVESTMENTS ..................................                     0                    0
                                                                                        -------------        -------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS ...........................................               (96,372)                   0
                                                                                        -------------        -------------
CAPITAL SHARES TRANSACTIONS:
   PROCEEDS FROM SHARES SOLD ..................................................             1,440,351            3,570,867
   REINVESTMENT OF DISTRIBUTIONS ..............................................                96,372                    0
   COST OF SHARES REDEEMED ....................................................            (4,676,294)          (9,049,928)
                                                                                        -------------        -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS            (3,140,071)          (5,479,061)
                                                                                        -------------        -------------
NET INCREASE (DECREASE) IN NET ASSETS .........................................            (2,928,190)          (1,723,608)
                                                                                        =============        =============
ENDING NET ASSETS .............................................................         $  23,061,174        $  25,989,364
                                                                                        =============        =============
SHARES ISSUED AND REDEEMED:
   SHARES SOLD ................................................................               123,299              339,924
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS .............................                 8,244                    0
   SHARES REDEEMED ............................................................              (411,000)            (880,386)
                                                                                        -------------        -------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING RESULTING FROM CAPITAL SHARE
  TRANSACTIONS ................................................................              (279,457)            (540,462)
                                                                                        =============        =============
ENDING BALANCE OF UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) ..................         $     (68,879)       $      96,372
                                                                                        =============        =============

STATEMENTS OF CHANGES IN NET ASSETS               WELLS FARGO ADVANTAGE VARIABLE
                                                                     TRUST FUNDS
--------------------------------------------------------------------------------

                                                                                              OPPORTUNITY FUND
                                                                                  ----------------------------------------
                                                                                   FOR THE SIX MONTHS              FOR THE
                                                                                  ENDED JUNE 30, 2005           YEAR ENDED
                                                                                          (UNAUDITED)    DECEMBER 31, 2004
--------------------------------------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS
   BEGINNING NET ASSETS .......................................................        $1,118,121,068       $1,097,612,483

OPERATIONS:

   NET INVESTMENT INCOME (LOSS) ...............................................              (564,679)          (2,524,219)
   NET REALIZED GAIN (LOSS) ON INVESTMENTS ....................................            57,859,868          149,522,359
   NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS ........           (53,726,276)          33,667,988
                                                                                       --------------       --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ...............             3,568,913          180,666,128
                                                                                       --------------       --------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   NET INVESTMENT INCOME ......................................................                     0                    0
   NET REALIZED GAIN ON SALES OF INVESTMENTS ..................................                     0                    0
                                                                                       --------------       --------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS ...........................................                     0                    0
                                                                                       --------------       --------------
CAPITAL SHARES TRANSACTIONS:
   PROCEEDS FROM SHARES SOLD ..................................................           118,150,340           82,236,807
   REINVESTMENT OF DISTRIBUTIONS ..............................................                     0                    0
   COST OF SHARES REDEEMED ....................................................          (211,863,057)        (242,394,350)
                                                                                       --------------       --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS           (93,712,717)        (160,157,543)
                                                                                       --------------       --------------
NET INCREASE (DECREASE) IN NET ASSETS .........................................           (90,143,804)          20,508,585
                                                                                       ==============       ==============
ENDING NET ASSETS .............................................................        $ 1,027,977,264      $1,118,121,068
                                                                                       ==============       ==============
SHARES ISSUED AND REDEEMED:
   SHARES SOLD ................................................................             5,427,968            4,054,638
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS .............................                     0                    0
   SHARES REDEEMED ............................................................            (9,760,382)         (12,056,023)
                                                                                       --------------        -------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING RESULTING FROM CAPITAL SHARE
  TRANSACTIONS ................................................................            (4,332,414)          (8,001,385)
                                                                                       ==============       ==============
ENDING BALANCE OF UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) ..................        $     (564,679)      $            0
                                                                                       ==============       ==============


                                                                                           SMALL CAP GROWTH FUND
                                                                                  ----------------------------------------
                                                                                   FOR THE SIX MONTHS              FOR THE
                                                                                  ENDED JUNE 30, 2005           YEAR ENDED
                                                                                          (UNAUDITED)    DECEMBER 31, 2004
--------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   BEGINNING NET ASSETS .......................................................         $ 180,229,571        $ 138,151,323

OPERATIONS:
   NET INVESTMENT INCOME (LOSS) ...............................................              (797,892)          (1,443,430)
   NET REALIZED GAIN (LOSS) ON INVESTMENTS ....................................             4,211,352           14,439,078
   NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS ........            (9,613,892)           7,792,215
                                                                                        -------------        -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ...............            (6,200,432)          20,787,863
                                                                                        -------------        -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   NET INVESTMENT INCOME ......................................................                     0                    0
   NET REALIZED GAIN ON SALES OF INVESTMENTS ..................................                     0                    0
                                                                                        -------------        -------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS ...........................................                     0                    0
                                                                                        -------------        -------------
CAPITAL SHARES TRANSACTIONS:
   PROCEEDS FROM SHARES SOLD ..................................................             5,819,208           34,146,551
   REINVESTMENT OF DISTRIBUTIONS ..............................................                     0                    0
   COST OF SHARES REDEEMED ....................................................           (15,076,103)         (12,856,166)
                                                                                        -------------        -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS            (9,256,895)          21,290,385
                                                                                        -------------        -------------
NET INCREASE (DECREASE) IN NET ASSETS .........................................           (15,457,327)          42,078,248
                                                                                        =============        =============
ENDING NET ASSETS .............................................................         $ 164,772,244        $ 180,229,571
                                                                                        =============        =============
SHARES ISSUED AND REDEEMED:
   SHARES SOLD ................................................................               790,001            4,758,243
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS .............................                     0                    0
   SHARES REDEEMED ............................................................            (2,074,523)          (1,824,123)
                                                                                        -------------        -------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING RESULTING FROM CAPITAL SHARE
  TRANSACTIONS ................................................................            (1,284,522)           2,934,120
                                                                                        =============        =============
ENDING BALANCE OF UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) ..................         $    (797,892)       $           0
                                                                                        =============        =============


                                                                                           TOTAL RETURN BOND FUND
                                                                                  ----------------------------------------
                                                                                   FOR THE SIX MONTHS              FOR THE
                                                                                  ENDED JUNE 30, 2005           YEAR ENDED
                                                                                          (UNAUDITED)    DECEMBER 31, 2004
--------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   BEGINNING NET ASSETS .......................................................         $  76,682,692        $  70,987,859

OPERATIONS:
   NET INVESTMENT INCOME (LOSS) ...............................................             1,327,189            2,452,171
   NET REALIZED GAIN (LOSS) ON INVESTMENTS ....................................                72,172              224,000
   NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS ........               409,368              421,054
                                                                                        -------------        -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ...............             1,808,729            3,097,225
                                                                                        -------------        -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   NET INVESTMENT INCOME ......................................................            (1,381,974)          (2,440,669)
   NET REALIZED GAIN ON SALES OF INVESTMENTS ..................................                     0           (4,614,905)
                                                                                        -------------        -------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS ...........................................            (1,381,974)          (7,055,574)
                                                                                        -------------        -------------
CAPITAL SHARES TRANSACTIONS:
   PROCEEDS FROM SHARES SOLD ..................................................            15,884,203           40,374,910
   REINVESTMENT OF DISTRIBUTIONS ..............................................             1,151,725            7,048,230
   COST OF SHARES REDEEMED ....................................................           (12,142,979)         (37,769,958)
                                                                                        -------------        -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS             4,892,949            9,653,182
                                                                                        -------------        -------------
NET INCREASE (DECREASE) IN NET ASSETS .........................................             5,319,704            5,694,833
                                                                                        =============        =============
ENDING NET ASSETS .............................................................         $  82,002,396        $  76,682,692
                                                                                        =============        =============
SHARES ISSUED AND REDEEMED:
   SHARES SOLD ................................................................             1,580,463            3,874,408
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS .............................               114,714              699,022
   SHARES REDEEMED ............................................................            (1,208,559)          (3,625,319)
                                                                                        -------------        -------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING RESULTING FROM CAPITAL SHARE
  TRANSACTIONS ................................................................               486,618              948,111
                                                                                        =============        =============
ENDING BALANCE OF UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) ..................         $     (43,283)       $      11,502
                                                                                        =============        =============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

WELLS FARGO ADVANTAGE VARIABLE                              FINANCIAL HIGHLIGHTS
TRUST FUNDS
--------------------------------------------------------------------------------

                                                                                     NET REALIZED
                                                        BEGINNING            NET              AND    DISTRIBUTIONS   DISTRIBUTIONS
                                                        NET ASSET     INVESTMENT       UNREALIZED         FROM NET        FROM NET
                                                        VALUE PER         INCOME   GAIN (LOSS) ON       INVESTMENT        REALIZED
                                                            SHARE         (LOSS)      INVESTMENTS           INCOME           GAINS
----------------------------------------------------------------------------------------------------------------------------------
ASSET ALLOCATION FUND
----------------------------------------------------------------------------------------------------------------------------------
JANUARY 1, 2005 TO JUNE 30, 2005 (UNAUDITED)........       $12.97           0.13            (0.01)           (0.13)           0.00
JANUARY 1, 2004 TO DECEMBER 31, 2004................       $12.51           0.26             0.86            (0.26)          (0.40)
JANUARY 1, 2003 TO DECEMBER 31, 2003................       $10.41           0.18             2.10            (0.18)           0.00
JANUARY 1, 2002 TO DECEMBER 31, 2002................       $12.32           0.21            (1.78)           (0.23)          (0.11)
JANUARY 1, 2001 TO DECEMBER 31, 2001................       $13.82           0.20            (1.17)           (0.20)          (0.33)
JANUARY 1, 2000 TO DECEMBER 31, 2000................       $14.42           0.31            (0.13)           (0.31)          (0.47)

C&B LARGE CAP VALUE FUND
----------------------------------------------------------------------------------------------------------------------------------
January 1, 2005 to June 30, 2005 (Unaudited)........       $ 9.13           0.03             0.08            (0.03)           0.00
January 1, 2004 to December 31, 2004................       $ 8.34           0.14             0.79            (0.14)           0.00
January 1, 2003 to December 31, 2003................       $ 6.75           0.12             1.59            (0.12)           0.00
January 1, 2002 to December 31, 2002................       $ 9.02           0.10            (2.27)           (0.10)           0.00
January 1, 2001 to December 31, 2001................       $ 9.70           0.06            (0.68)           (0.06)           0.00
January 1, 2000 to December 31, 2000................       $ 9.23           0.07             0.46            (0.06)           0.00

DISCOVERY FUND
----------------------------------------------------------------------------------------------------------------------------------
JANUARY 1, 2005 TO JUNE 30, 2005 (UNAUDITED)........       $14.65          (0.03)           (0.17)            0.00           (1.31)
JANUARY 1, 2004 TO DECEMBER 31, 2004................       $12.66          (0.13)            2.12             0.00            0.00
JANUARY 1, 2003 TO DECEMBER 31, 2003................       $ 9.08          (0.04)            3.62             0.00            0.00
JANUARY 1, 2002 TO DECEMBER 31, 2002................       $10.32          (0.01)           (1.23)            0.00            0.00
JANUARY 1, 2001 TO DECEMBER 31, 2001 ...............       $11.88          (0.02)            0.63            (0.08)          (2.09)
JANUARY 1, 2000 TO DECEMBER 31, 2000................       $11.38           0.08             0.42             0.00            0.00

EQUITY INCOME FUND
----------------------------------------------------------------------------------------------------------------------------------
JANUARY 1, 2005 TO JUNE 30, 2005 (UNAUDITED)........       $16.33           0.00             0.15            (0.12)           0.00
JANUARY 1, 2004 TO DECEMBER 31, 2004................       $14.93           0.24             1.40            (0.24)           0.00
JANUARY 1, 2003 TO DECEMBER 31, 2003................       $12.32           0.21             2.95            (0.21)          (0.34)
JANUARY 1, 2002 TO DECEMBER 31, 2002................       $15.52           0.21            (3.19)           (0.22)           0.00
JANUARY 1, 2001 TO DECEMBER 31, 2001 ...............       $17.01           0.16            (1.09)           (0.15)          (0.41)
JANUARY 1, 2000 TO DECEMBER 31, 2000................       $17.09           0.17             0.21            (0.17)          (0.29)

INTERNATIONAL CORE FUND
----------------------------------------------------------------------------------------------------------------------------------
JANUARY 1, 2005 TO JUNE 30, 2005 (UNAUDITED)........       $ 8.27           0.11            (0.19)            0.00            0.00
JANUARY 1, 2004 TO DECEMBER 31, 2004................       $ 7.56           0.06             0.67            (0.02)           0.00
JANUARY 1, 2003 TO DECEMBER 31, 2003................       $ 5.77           0.02             1.79            (0.02)           0.00
JANUARY 1, 2002 TO DECEMBER 31, 2002................       $ 7.50           0.02            (1.74)           (0.01)           0.00
JANUARY 1, 2001 TO DECEMBER 31, 2001................       $ 8.94           0.02            (1.46)            0.00            0.00
JULY 3, 2000(3) TO DECEMBER 31, 2000................       $10.00           0.03            (1.06)           (0.03)           0.00

LARGE COMPANY CORE FUND
----------------------------------------------------------------------------------------------------------------------------------
JANUARY 1, 2005 TO JUNE 30, 2005 (UNAUDITED)........       $13.97           0.03            (0.87)            0.00            0.00
JANUARY 1, 2004 TO DECEMBER 31, 2004................       $12.89           0.00             1.08             0.00            0.00
JANUARY 1, 2003 TO DECEMBER 31, 2003................       $10.43          (0.05)            2.51             0.00            0.00
JANUARY 1, 2002 TO DECEMBER 31, 2002................       $14.08          (0.02)           (3.62)           (0.01)           0.00
JANUARY 1, 2001 TO DECEMBER 31, 2001................       $19.06           0.01            (3.65)            0.00           (1.34)
JANUARY 1, 2000 TO DECEMBER 31, 2000................       $24.10           0.00            (2.95)            0.00           (2.09)

LARGE COMPANY GROWTH FUND
----------------------------------------------------------------------------------------------------------------------------------
JANUARY 1, 2005 TO JUNE 30, 2005 (UNAUDITED)........       $ 8.88           0.00            (0.33)            0.00            0.00
JANUARY 1, 2004 TO DECEMBER 31, 2004................       $ 8.60           0.02             0.26             0.00            0.00
JANUARY 1, 2003 TO DECEMBER 31, 2003................       $ 6.81          (0.03)            1.82             0.00            0.00
JANUARY 1, 2002 TO DECEMBER 31, 2002................       $ 9.46          (0.05)           (2.60)            0.00            0.00
JANUARY 1, 2001 TO DECEMBER 31, 2001................       $11.96          (0.04)           (2.46)            0.00            0.00
JANUARY 1, 2000 TO DECEMBER 31, 2000................       $12.03          (0.04)           (0.03)            0.00            0.00

                                                                                 ENDING
                                                                              NET ASSET
                                                              RETURN          VALUE PER
                                                          OF CAPITAL              SHARE
---------------------------------------------------------------------------------------
ASSET ALLOCATION FUND
---------------------------------------------------------------------------------------
JANUARY 1, 2005 TO JUNE 30, 2005 (UNAUDITED)........            0.00             $12.96
JANUARY 1, 2004 TO DECEMBER 31, 2004................            0.00             $12.97
JANUARY 1, 2003 TO DECEMBER 31, 2003................            0.00             $12.51
JANUARY 1, 2002 TO DECEMBER 31, 2002................            0.00             $10.41
JANUARY 1, 2001 TO DECEMBER 31, 2001................            0.00             $12.32
JANUARY 1, 2000 TO DECEMBER 31, 2000................            0.00             $13.82

C&B LARGE CAP VALUE FUND
---------------------------------------------------------------------------------------
January 1, 2005 to June 30, 2005 (Unaudited)........            0.00             $ 9.21
January 1, 2004 to December 31, 2004................            0.00             $ 9.13
January 1, 2003 to December 31, 2003................            0.00             $ 8.34
January 1, 2002 to December 31, 2002................            0.00             $ 6.75
January 1, 2001 to December 31, 2001................            0.00             $ 9.02
January 1, 2000 to December 31, 2000................            0.00             $ 9.70

DISCOVERY FUND
---------------------------------------------------------------------------------------
JANUARY 1, 2005 TO JUNE 30, 2005 (UNAUDITED)........            0.00             $13.14
JANUARY 1, 2004 TO DECEMBER 31, 2004................            0.00             $14.65
JANUARY 1, 2003 TO DECEMBER 31, 2003................            0.00             $12.66
JANUARY 1, 2002 TO DECEMBER 31, 2002................            0.00             $ 9.08
JANUARY 1, 2001 TO DECEMBER 31, 2001 ...............            0.00             $10.32
JANUARY 1, 2000 TO DECEMBER 31, 2000................            0.00             $11.88

EQUITY INCOME FUND
---------------------------------------------------------------------------------------
JANUARY 1, 2005 TO JUNE 30, 2005 (UNAUDITED)........            0.00             $16.36
JANUARY 1, 2004 TO DECEMBER 31, 2004................            0.00             $16.33
JANUARY 1, 2003 TO DECEMBER 31, 2003................            0.00             $14.93
JANUARY 1, 2002 TO DECEMBER 31, 2002................            0.00             $12.32
JANUARY 1, 2001 TO DECEMBER 31, 2001 ...............            0.00             $15.52
JANUARY 1, 2000 TO DECEMBER 31, 2000................            0.00             $17.01

INTERNATIONAL CORE FUND
---------------------------------------------------------------------------------------
JANUARY 1, 2005 TO JUNE 30, 2005 (UNAUDITED)........            0.00             $ 8.19
JANUARY 1, 2004 TO DECEMBER 31, 2004................            0.00             $ 8.27
JANUARY 1, 2003 TO DECEMBER 31, 2003................            0.00             $ 7.56
JANUARY 1, 2002 TO DECEMBER 31, 2002................            0.00             $ 5.77
JANUARY 1, 2001 TO DECEMBER 31, 2001................            0.00             $ 7.50
JULY 3, 2000(3) TO DECEMBER 31, 2000................            0.00             $ 8.94

LARGE COMPANY CORE FUND
---------------------------------------------------------------------------------------
JANUARY 1, 2005 TO JUNE 30, 2005 (UNAUDITED)........            0.00             $13.13
JANUARY 1, 2004 TO DECEMBER 31, 2004................            0.00             $13.97
JANUARY 1, 2003 TO DECEMBER 31, 2003................            0.00             $12.89
JANUARY 1, 2002 TO DECEMBER 31, 2002................            0.00             $10.43
JANUARY 1, 2001 TO DECEMBER 31, 2001................            0.00             $14.08
JANUARY 1, 2000 TO DECEMBER 31, 2000................            0.00             $19.06

LARGE COMPANY GROWTH FUND
---------------------------------------------------------------------------------------
JANUARY 1, 2005 TO JUNE 30, 2005 (UNAUDITED)........            0.00             $ 8.55
JANUARY 1, 2004 TO DECEMBER 31, 2004................            0.00             $ 8.88
JANUARY 1, 2003 TO DECEMBER 31, 2003................            0.00             $ 8.60
JANUARY 1, 2002 TO DECEMBER 31, 2002................            0.00             $ 6.81
JANUARY 1, 2001 TO DECEMBER 31, 2001................            0.00             $ 9.46
JANUARY 1, 2000 TO DECEMBER 31, 2000................            0.00             $11.96

                                                                     RATIO TO AVERAGE NET ASSETS (ANNUALIZED)(1)
                                                        ---------------------------------------------------------------------
                                                        NET INVESTMENT          GROSS           EXPENSES                  NET
                                                         INCOME (LOSS)       EXPENSES             WAIVED             EXPENSES
-----------------------------------------------------------------------------------------------------------------------------
ASSET ALLOCATION FUND
-----------------------------------------------------------------------------------------------------------------------------
JANUARY 1, 2005 TO JUNE 30, 2005 (UNAUDITED)........              2.04%          1.03%             (0.03)%               1.00%
JANUARY 1, 2004 TO DECEMBER 31, 2004................              2.08%          1.02%             (0.02)%               1.00%
JANUARY 1, 2003 TO DECEMBER 31, 2003................              1.64%          1.02%             (0.02)%               1.00%
JANUARY 1, 2002 TO DECEMBER 31, 2002................              1.90%          1.02%             (0.02)%               1.00%
JANUARY 1, 2001 TO DECEMBER 31, 2001................              1.64%          1.04%             (0.04)%               1.00%
JANUARY 1, 2000 TO DECEMBER 31, 2000................              2.19%          1.12%             (0.12)%               1.00%

C&B LARGE CAP VALUE FUND
-----------------------------------------------------------------------------------------------------------------------------
January 1, 2005 to June 30, 2005 (Unaudited)........              0.81%          1.17%             (0.17)%               1.00%
January 1, 2004 to December 31, 2004................              1.58%          1.19%             (0.19)%               1.00%
January 1, 2003 to December 31, 2003................              1.62%          1.20%             (0.20)%               1.00%
January 1, 2002 to December 31, 2002................              1.19%          1.27%             (0.27)%               1.00%
January 1, 2001 to December 31, 2001................              0.55%          1.16%             (0.16)%               1.00%
January 1, 2000 to December 31, 2000................              0.78%          1.56%             (0.56)%               1.00%

DISCOVERY FUND
-----------------------------------------------------------------------------------------------------------------------------
JANUARY 1, 2005 TO JUNE 30, 2005 (UNAUDITED)........             (0.55)%         0.84%             (0.05)%               0.79%
JANUARY 1, 2004 TO DECEMBER 31, 2004................             (0.92)%         1.23%             (0.04)%               1.19%
JANUARY 1, 2003 TO DECEMBER 31, 2003................             (0.36)%         1.24%             (0.11)%               1.13%
JANUARY 1, 2002 TO DECEMBER 31, 2002................             (0.12)%         1.25%             (0.06)%               1.19%
JANUARY 1, 2001 TO DECEMBER 31, 2001 ...............             (0.20)%         1.24%             (0.02)%               1.22%
JANUARY 1, 2000 TO DECEMBER 31, 2000................              0.61%          1.25%             (0.03)%               1.22%

EQUITY INCOME FUND
-----------------------------------------------------------------------------------------------------------------------------
JANUARY 1, 2005 TO JUNE 30, 2005 (UNAUDITED)........              1.45%          1.05%             (0.05)%               1.00%
JANUARY 1, 2004 TO DECEMBER 31, 2004................              1.59%          1.03%             (0.03)%               1.00%
JANUARY 1, 2003 TO DECEMBER 31, 2003................              1.59%          1.06%             (0.06)%               1.00%
JANUARY 1, 2002 TO DECEMBER 31, 2002................              1.46%          1.09%             (0.09)%               1.00%
JANUARY 1, 2001 TO DECEMBER 31, 2001 ...............              1.05%          1.23%             (0.23)%               1.00%
JANUARY 1, 2000 TO DECEMBER 31, 2000................              1.02%          1.17%             (0.17)%               1.00%

INTERNATIONAL CORE FUND
-----------------------------------------------------------------------------------------------------------------------------
JANUARY 1, 2005 TO JUNE 30, 2005 (UNAUDITED)........              2.81%          1.44%             (0.44)%               1.00%
JANUARY 1, 2004 TO DECEMBER 31, 2004................              0.87%          1.42%             (0.42)%               1.00%
JANUARY 1, 2003 TO DECEMBER 31, 2003................              0.69%          1.59%             (0.59)%               1.00%
JANUARY 1, 2002 TO DECEMBER 31, 2002................              0.71%          3.26%             (2.26)%               1.00%
JANUARY 1, 2001 TO DECEMBER 31, 2001................              0.48%          7.21%             (6.21)%               1.00%
JULY 3, 2000(3) TO DECEMBER 31, 2000................              0.98%          2.40%             (1.40)%               1.00%

LARGE COMPANY CORE FUND
-----------------------------------------------------------------------------------------------------------------------------
JANUARY 1, 2005 TO JUNE 30, 2005 (UNAUDITED)........              0.45%          1.12%             (0.12)%               1.00%
JANUARY 1, 2004 TO DECEMBER 31, 2004................             (0.03)%         1.13%             (0.13)%               1.00%
JANUARY 1, 2003 TO DECEMBER 31, 2003................             (0.44)%         1.13%             (0.13)%               1.00%
JANUARY 1, 2002 TO DECEMBER 31, 2002................             (0.14)%         1.14%             (0.14)%               1.00%
JANUARY 1, 2001 TO DECEMBER 31, 2001................              0.08%          1.27%             (0.27)%               1.00%
JANUARY 1, 2000 TO DECEMBER 31, 2000................              0.01%          1.23%             (0.23)%               1.00%

LARGE COMPANY GROWTH FUND
-----------------------------------------------------------------------------------------------------------------------------
JANUARY 1, 2005 TO JUNE 30, 2005 (UNAUDITED)........              0.02%          1.06%             (0.06)%               1.00%
JANUARY 1, 2004 TO DECEMBER 31, 2004................              0.18%          1.05%             (0.05)%               1.00%
JANUARY 1, 2003 TO DECEMBER 31, 2003................             (0.46)%         1.06%             (0.06)%               1.00%
JANUARY 1, 2002 TO DECEMBER 31, 2002................             (0.56)%         1.08%             (0.08)%               1.00%
JANUARY 1, 2001 TO DECEMBER 31, 2001................             (0.47)%         1.01%             (0.03)%               0.98%
JANUARY 1, 2000 TO DECEMBER 31, 2000................             (0.42)%         1.43%             (0.43)%               1.00%


                                                                            PORTFOLIO      NET ASSETS AT
                                                                 TOTAL       TURNOVER      END OF PERIOD
                                                             RETURN(2)           RATE    (000'S OMITTED)
--------------------------------------------------------------------------------------------------------
ASSET ALLOCATION FUND
--------------------------------------------------------------------------------------------------------
JANUARY 1, 2005 TO JUNE 30, 2005 (UNAUDITED)........              0.92%             1%       $   317,400
JANUARY 1, 2004 TO DECEMBER 31, 2004................              9.34%             5%       $   326,374
JANUARY 1, 2003 TO DECEMBER 31, 2003................             22.09%             7%       $   290,723
JANUARY 1, 2002 TO DECEMBER 31, 2002................            (12.85)%           16%       $   212,574
JANUARY 1, 2001 TO DECEMBER 31, 2001................             (6.96)%           25%       $   255,938
JANUARY 1, 2000 TO DECEMBER 31, 2000................              1.02%            48%       $   270,278

C&B LARGE CAP VALUE FUND
--------------------------------------------------------------------------------------------------------
January 1, 2005 to June 30, 2005 (Unaudited)........              1.26%            91%       $    29,024
January 1, 2004 to December 31, 2004................             11.22%            16%       $    30,287
January 1, 2003 to December 31, 2003................             25.57%            20%       $    29,482
January 1, 2002 to December 31, 2002................            (24.09)%           98%       $    25,124
January 1, 2001 to December 31, 2001................             (6.39)%          107%       $    38,721
January 1, 2000 to December 31, 2000................              5.78%           124%       $    47,013

DISCOVERY FUND
--------------------------------------------------------------------------------------------------------
JANUARY 1, 2005 TO JUNE 30, 2005 (UNAUDITED)........             (0.79)%           78%       $   251,314
JANUARY 1, 2004 TO DECEMBER 31, 2004................             15.72%           168%       $    93,048
JANUARY 1, 2003 TO DECEMBER 31, 2003................             39.43%           293%       $    94,115
JANUARY 1, 2002 TO DECEMBER 31, 2002................            (12.02)%          417%       $    84,761
JANUARY 1, 2001 TO DECEMBER 31, 2001 ...............              4.08%           503%       $   121,495
JANUARY 1, 2000 TO DECEMBER 31, 2000................              4.39%           480%       $   135,889

EQUITY INCOME FUND
--------------------------------------------------------------------------------------------------------
JANUARY 1, 2005 TO JUNE 30, 2005 (UNAUDITED)........              0.90%             6%       $   116,339
JANUARY 1, 2004 TO DECEMBER 31, 2004................             11.08%            13%       $   120,138
JANUARY 1, 2003 TO DECEMBER 31, 2003................             26.21%            15%       $   103,157
JANUARY 1, 2002 TO DECEMBER 31, 2002................            (19.26)%           16%       $    78,400
JANUARY 1, 2001 TO DECEMBER 31, 2001 ...............             (5.41)%            5%       $   106,199
JANUARY 1, 2000 TO DECEMBER 31, 2000................              2.33%             4%       $   113,350

INTERNATIONAL CORE FUND
--------------------------------------------------------------------------------------------------------
JANUARY 1, 2005 TO JUNE 30, 2005 (UNAUDITED)........             (0.97)%           26%       $    37,046
JANUARY 1, 2004 TO DECEMBER 31, 2004................              9.63%           115%       $    35,071
JANUARY 1, 2003 TO DECEMBER 31, 2003................             31.46%            90%       $    22,033
JANUARY 1, 2002 TO DECEMBER 31, 2002................            (22.92)%           54%       $     9,316
JANUARY 1, 2001 TO DECEMBER 31, 2001................            (16.09)%           41%       $     4,946
JULY 3, 2000(3) TO DECEMBER 31, 2000................            (10.33)%           19%       $     1,620

LARGE COMPANY CORE FUND
--------------------------------------------------------------------------------------------------------
JANUARY 1, 2005 TO JUNE 30, 2005 (UNAUDITED)........             (6.01)%           97%       $    31,400
JANUARY 1, 2004 TO DECEMBER 31, 2004................              8.38%            45%       $    38,055
JANUARY 1, 2003 TO DECEMBER 31, 2003................             23.59%            58%       $    43,384
JANUARY 1, 2002 TO DECEMBER 31, 2002................            (25.84)%          120%       $    42,644
JANUARY 1, 2001 TO DECEMBER 31, 2001................            (19.21)%           50%       $    73,631
JANUARY 1, 2000 TO DECEMBER 31, 2000................            (13.60)%           67%       $   105,248

LARGE COMPANY GROWTH FUND
--------------------------------------------------------------------------------------------------------
JANUARY 1, 2005 TO JUNE 30, 2005 (UNAUDITED)........              2.09%             4%       $   102,430
JANUARY 1, 2004 TO DECEMBER 31, 2004................              3.26%            15%       $   107,229
JANUARY 1, 2003 TO DECEMBER 31, 2003................             26.28%            10%       $    96,802
JANUARY 1, 2002 TO DECEMBER 31, 2002................            (28.01)%           18%       $    69,108
JANUARY 1, 2001 TO DECEMBER 31, 2001................            (20.88)%           14%       $   104,888
JANUARY 1, 2000 TO DECEMBER 31, 2000................             (0.58)%            8%       $   117,885

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

WELLS FARGO ADVANTAGE VARIABLE                              FINANCIAL HIGHLIGHTS
TRUST FUNDS
--------------------------------------------------------------------------------

                                                                                     NET REALIZED
                                                        BEGINNING            NET              AND    DISTRIBUTIONS   DISTRIBUTIONS
                                                        NET ASSET     INVESTMENT       UNREALIZED         FROM NET        FROM NET
                                                        VALUE PER         INCOME   GAIN (LOSS) ON       INVESTMENT        REALIZED
                                                            SHARE         (LOSS)      INVESTMENTS           INCOME           GAINS
----------------------------------------------------------------------------------------------------------------------------------
MONEY MARKET FUND
----------------------------------------------------------------------------------------------------------------------------------
JANUARY 1, 2005 TO JUNE 30, 2005 (UNAUDITED)........       $ 1.00           0.01             0.00            (0.01)           0.00
JANUARY 1, 2004 TO DECEMBER 31, 2004................       $ 1.00           0.01             0.00            (0.01)           0.00
JANUARY 1, 2003 TO DECEMBER 31, 2003................       $ 1.00           0.01             0.00            (0.01)           0.00
JANUARY 1, 2002 TO DECEMBER 31, 2002................       $ 1.00           0.01             0.00            (0.01)           0.00
JANUARY 1, 2001 TO DECEMBER 31, 2001 ...............       $ 1.00           0.04             0.00            (0.04)           0.00
JANUARY 1, 2000 TO DECEMBER 31, 2000................       $ 1.00           0.06             0.00            (0.06)           0.00

MULTI CAP VALUE FUND
----------------------------------------------------------------------------------------------------------------------------------
JANUARY 1, 2005 TO JUNE 30, 2005 (UNAUDITED)........       $11.77          (0.08)            0.26             0.00            0.00
JANUARY 1, 2004 TO DECEMBER 31, 2004................       $10.08          (0.03)            1.72             0.00            0.00
JANUARY 1, 2003 TO DECEMBER 31, 2003................       $ 7.29           0.00             2.80            (0.01)           0.00
JANUARY 1, 2002 TO DECEMBER 31, 2002................       $10.19           0.01            (2.36)           (0.04)          (0.51)
JANUARY 1, 2001 TO DECEMBER 31, 2001 ...............       $ 9.79           0.04             0.36             0.00            0.00
JANUARY 1, 2000 TO DECEMBER 31, 2000................       $ 9.12           0.04             0.67            (0.04)           0.00

OPPORTUNITY FUND
----------------------------------------------------------------------------------------------------------------------------------
JANUARY 1, 2005 TO JUNE 30, 2005 (UNAUDITED)........       $22.45          (0.01)            0.15             0.00            0.00
JANUARY 1, 2004 TO DECEMBER 31, 2004................       $18.99          (0.05)            3.51             0.00            0.00
JANUARY 1, 2003 TO DECEMBER 31, 2003................       $13.87          (0.02)            5.15            (0.01)           0.00
JANUARY 1, 2002 TO DECEMBER 31, 2002................       $19.45           0.01            (5.21)           (0.07)          (0.31)
JANUARY 1, 2001 TO DECEMBER 31, 2001 ...............       $23.94           0.04            (0.94)           (0.07)          (3.52)
JANUARY 1, 2000 TO DECEMBER 31, 2000................       $25.99           0.09             1.41            (0.05)          (3.50)

SMALL CAP GROWTH FUND
----------------------------------------------------------------------------------------------------------------------------------
JANUARY 1, 2005 TO JUNE 30, 2005 (UNAUDITED)........       $ 7.85          (0.04)           (0.21)            0.00            0.00
JANUARY 1, 2004 TO DECEMBER 31, 2004................       $ 6.90          (0.06)            1.01             0.00            0.00
JANUARY 1, 2003 TO DECEMBER 31, 2003................       $ 4.85          (0.04)            2.09             0.00            0.00
JANUARY 1, 2002 TO DECEMBER 31, 2002................       $ 7.85          (0.04)           (2.96)            0.00            0.00
JANUARY 1, 2001 TO DECEMBER 31, 2001 ...............       $10.38          (0.04)           (2.49)            0.00            0.00
JANUARY 1, 2000 TO DECEMBER 31, 2000................       $18.09          (0.08)           (3.71)            0.00           (3.15)

TOTAL RETURN BOND FUND
----------------------------------------------------------------------------------------------------------------------------------
JANUARY 1, 2005 TO JUNE 30, 2005 (UNAUDITED)........       $10.08           0.17             0.06            (0.18)           0.00
JANUARY 1, 2004 TO DECEMBER 31, 2004................       $10.66           0.34             0.10            (0.34)          (0.68)
JANUARY 1, 2003 TO DECEMBER 31, 2003................       $10.38           0.45             0.41            (0.45)          (0.13)
JANUARY 1, 2002 TO DECEMBER 31, 2002................       $10.24           0.61             0.16            (0.61)          (0.02)
JANUARY 1, 2001 TO DECEMBER 31, 2001 ...............       $10.14           0.64             0.10            (0.64)           0.00
JANUARY 1, 2000 TO DECEMBER 31, 2000................       $ 9.82           0.64             0.32            (0.64)           0.00

                                                                                 ENDING
                                                                              NET ASSET
                                                              RETURN          VALUE PER
                                                          OF CAPITAL              SHARE
---------------------------------------------------------------------------------------
MONEY MARKET FUND
---------------------------------------------------------------------------------------
JANUARY 1, 2005 TO JUNE 30, 2005 (UNAUDITED)........            0.00             $ 1.00
JANUARY 1, 2004 TO DECEMBER 31, 2004................            0.00             $ 1.00
JANUARY 1, 2003 TO DECEMBER 31, 2003................            0.00             $ 1.00
JANUARY 1, 2002 TO DECEMBER 31, 2002................            0.00             $ 1.00
JANUARY 1, 2001 TO DECEMBER 31, 2001 ...............            0.00             $ 1.00
JANUARY 1, 2000 TO DECEMBER 31, 2000................            0.00             $ 1.00

MULTI CAP VALUE FUND
---------------------------------------------------------------------------------------
JANUARY 1, 2005 TO JUNE 30, 2005 (UNAUDITED)........            0.00             $11.95
JANUARY 1, 2004 TO DECEMBER 31, 2004................            0.00             $11.77
JANUARY 1, 2003 TO DECEMBER 31, 2003................            0.00             $10.08
JANUARY 1, 2002 TO DECEMBER 31, 2002................            0.00             $ 7.29
JANUARY 1, 2001 TO DECEMBER 31, 2001 ...............            0.00             $10.19
JANUARY 1, 2000 TO DECEMBER 31, 2000................            0.00             $ 9.79

OPPORTUNITY FUND
---------------------------------------------------------------------------------------
JANUARY 1, 2005 TO JUNE 30, 2005 (UNAUDITED)........            0.00             $22.59
JANUARY 1, 2004 TO DECEMBER 31, 2004................            0.00             $22.45
JANUARY 1, 2003 TO DECEMBER 31, 2003................            0.00             $18.99
JANUARY 1, 2002 TO DECEMBER 31, 2002................            0.00             $13.87
JANUARY 1, 2001 TO DECEMBER 31, 2001 ...............            0.00             $19.45
JANUARY 1, 2000 TO DECEMBER 31, 2000................            0.00             $23.94

SMALL CAP GROWTH FUND
---------------------------------------------------------------------------------------
JANUARY 1, 2005 TO JUNE 30, 2005 (UNAUDITED)........            0.00             $ 7.60
JANUARY 1, 2004 TO DECEMBER 31, 2004................            0.00             $ 7.85
JANUARY 1, 2003 TO DECEMBER 31, 2003................            0.00             $ 6.90
JANUARY 1, 2002 TO DECEMBER 31, 2002................            0.00             $ 4.85
JANUARY 1, 2001 TO DECEMBER 31, 2001 ...............            0.00             $ 7.85
JANUARY 1, 2000 TO DECEMBER 31, 2000................           (0.77)            $10.38

TOTAL RETURN BOND FUND
---------------------------------------------------------------------------------------
JANUARY 1, 2005 TO JUNE 30, 2005 (UNAUDITED)........            0.00             $10.13
JANUARY 1, 2004 TO DECEMBER 31, 2004................            0.00             $10.08
JANUARY 1, 2003 TO DECEMBER 31, 2003................            0.00             $10.66
JANUARY 1, 2002 TO DECEMBER 31, 2002................            0.00             $10.38
JANUARY 1, 2001 TO DECEMBER 31, 2001 ...............            0.00             $10.24
JANUARY 1, 2000 TO DECEMBER 31, 2000................            0.00             $10.14

                                                                     RATIO TO AVERAGE NET ASSETS (ANNUALIZED)(1)
                                                        ---------------------------------------------------------------------
                                                        NET INVESTMENT          GROSS           EXPENSES                  NET
                                                         INCOME (LOSS)       EXPENSES             WAIVED             EXPENSES
-----------------------------------------------------------------------------------------------------------------------------
MONEY MARKET FUND
-----------------------------------------------------------------------------------------------------------------------------
JANUARY 1, 2005 TO JUNE 30, 2005 (UNAUDITED)........              2.03%          0.82%             (0.07)%               0.75%
JANUARY 1, 2004 TO DECEMBER 31, 2004................              0.68%          0.87%             (0.12)%               0.75%
JANUARY 1, 2003 TO DECEMBER 31, 2003................              0.51%          0.89%             (0.14)%               0.75%
JANUARY 1, 2002 TO DECEMBER 31, 2002................              1.24%          0.73%             (0.01)%               0.72%
JANUARY 1, 2001 TO DECEMBER 31, 2001 ...............              3.46%          0.73%             (0.00)%               0.73%
JANUARY 1, 2000 TO DECEMBER 31, 2000................              5.64%          0.90%             (0.05)%               0.85%

MULTI CAP VALUE FUND
-----------------------------------------------------------------------------------------------------------------------------
JANUARY 1, 2005 TO JUNE 30, 2005 (UNAUDITED)........             (0.61)%         1.65%             (0.42)%               1.23%
JANUARY 1, 2004 TO DECEMBER 31, 2004................             (0.29)%         1.49%             (0.37)%               1.12%
JANUARY 1, 2003 TO DECEMBER 31, 2003................             (0.07)%         1.61%             (0.48)%               1.13%
JANUARY 1, 2002 TO DECEMBER 31, 2002................              0.08%          1.42%             (0.24)%               1.18%
JANUARY 1, 2001 TO DECEMBER 31, 2001 ...............              0.45%          1.34%             (0.14)%               1.20%
JANUARY 1, 2000 TO DECEMBER 31, 2000................              0.54%          1.41%             (0.21)%               1.20%

OPPORTUNITY FUND
-----------------------------------------------------------------------------------------------------------------------------
JANUARY 1, 2005 TO JUNE 30, 2005 (UNAUDITED)........             (0.11)%         1.42%             (0.30)%               1.12%
JANUARY 1, 2004 TO DECEMBER 31, 2004................             (0.22)%         1.41%             (0.35)%               1.06%
JANUARY 1, 2003 TO DECEMBER 31, 2003................             (0.13)%         1.40%             (0.31)%               1.09%
JANUARY 1, 2002 TO DECEMBER 31, 2002................              0.11%          1.38%             (0.29)%               1.09%
JANUARY 1, 2001 TO DECEMBER 31, 2001 ...............              0.36%          1.35%             (0.25)%               1.10%
JANUARY 1, 2000 TO DECEMBER 31, 2000................              0.41%          1.18%             (0.07)%               1.11%

SMALL CAP GROWTH FUND
-----------------------------------------------------------------------------------------------------------------------------
JANUARY 1, 2005 TO JUNE 30, 2005 (UNAUDITED)........             (0.98)%         1.24%             (0.04)%               1.20%
JANUARY 1, 2004 TO DECEMBER 31, 2004................             (0.91)%         1.24%             (0.04)%               1.20%
JANUARY 1, 2003 TO DECEMBER 31, 2003................             (0.91)%         1.25%             (0.05)%               1.20%
JANUARY 1, 2002 TO DECEMBER 31, 2002................             (0.92)%         1.32%             (0.12)%               1.20%
JANUARY 1, 2001 TO DECEMBER 31, 2001 ...............             (0.85)%         1.32%             (0.14)%               1.18%
JANUARY 1, 2000 TO DECEMBER 31, 2000................             (0.72)%         2.41%             (1.21)%               1.20%

TOTAL RETURN BOND FUND
-----------------------------------------------------------------------------------------------------------------------------
JANUARY 1, 2005 TO JUNE 30, 2005 (UNAUDITED)........              3.43%          0.96%             (0.06)%               0.90%
JANUARY 1, 2004 TO DECEMBER 31, 2004................              3.34%          0.96%             (0.06)%               0.90%
JANUARY 1, 2003 TO DECEMBER 31, 2003................              4.17%          0.97%             (0.07)%               0.90%
JANUARY 1, 2002 TO DECEMBER 31, 2002................              5.97%          1.02%             (0.12)%               0.90%
JANUARY 1, 2001 TO DECEMBER 31, 2001 ...............              6.20%          1.14%             (0.24)%               0.90%
JANUARY 1, 2000 TO DECEMBER 31, 2000................              6.53%          1.25%             (0.35)%               0.90%


                                                                            PORTFOLIO      NET ASSETS AT
                                                                 TOTAL       TURNOVER      END OF PERIOD
                                                             RETURN(2)           RATE    (000'S OMITTED)
--------------------------------------------------------------------------------------------------------
MONEY MARKET FUND
--------------------------------------------------------------------------------------------------------
JANUARY 1, 2005 TO JUNE 30, 2005 (UNAUDITED)........              1.01%           N/A        $    55,350
JANUARY 1, 2004 TO DECEMBER 31, 2004................              0.70%           N/A        $    58,738
JANUARY 1, 2003 TO DECEMBER 31, 2003................              0.50%           N/A        $    81,583
JANUARY 1, 2002 TO DECEMBER 31, 2002................              1.25%           N/A        $    96,274
JANUARY 1, 2001 TO DECEMBER 31, 2001 ...............              3.73%           N/A        $   105,360
JANUARY 1, 2000 TO DECEMBER 31, 2000................              5.76%           N/A        $    53,095

MULTI CAP VALUE FUND
--------------------------------------------------------------------------------------------------------
JANUARY 1, 2005 TO JUNE 30, 2005 (UNAUDITED)........              2.09%            67%       $    23,061
JANUARY 1, 2004 TO DECEMBER 31, 2004................             16.77%            72%       $    25,989
JANUARY 1, 2003 TO DECEMBER 31, 2003................             38.39%            71%       $    27,713
JANUARY 1, 2002 TO DECEMBER 31, 2002................            (23.16)%           70%       $    24,045
JANUARY 1, 2001 TO DECEMBER 31, 2001 ...............              4.12%            61%       $    33,334
JANUARY 1, 2000 TO DECEMBER 31, 2000................              7.82%            57%       $    19,481

OPPORTUNITY FUND
--------------------------------------------------------------------------------------------------------
JANUARY 1, 2005 TO JUNE 30, 2005 (UNAUDITED)........              0.62%            18%       $ 1,027,977
JANUARY 1, 2004 TO DECEMBER 31, 2004................             18.22%            40%       $ 1,019,885
JANUARY 1, 2003 TO DECEMBER 31, 2003................             37.01%            56%       $ 1,021,895
JANUARY 1, 2002 TO DECEMBER 31, 2002................            (26.82)%           69%       $   861,525
JANUARY 1, 2001 TO DECEMBER 31, 2001 ...............             (3.70)%           93%       $ 1,283,453
JANUARY 1, 2000 TO DECEMBER 31, 2000................              6.60%            83%       $ 1,181,812

SMALL CAP GROWTH FUND
--------------------------------------------------------------------------------------------------------
JANUARY 1, 2005 TO JUNE 30, 2005 (UNAUDITED)........             (3.18)%           60%       $   164,772
JANUARY 1, 2004 TO DECEMBER 31, 2004................             13.77%           175%       $   180,230
JANUARY 1, 2003 TO DECEMBER 31, 2003................             42.27%           191%       $   138,151
JANUARY 1, 2002 TO DECEMBER 31, 2002................            (38.22)%          243%       $    68,349
JANUARY 1, 2001 TO DECEMBER 31, 2001 ...............            (24.37)%          218%       $    57,216
JANUARY 1, 2000 TO DECEMBER 31, 2000................            (22.58)%          260%       $    33,610

TOTAL RETURN BOND FUND
--------------------------------------------------------------------------------------------------------
JANUARY 1, 2005 TO JUNE 30, 2005 (UNAUDITED)........              2.29%          422%(4)     $    82,002
JANUARY 1, 2004 TO DECEMBER 31, 2004................              4.39%           773%       $    76,683
JANUARY 1, 2003 TO DECEMBER 31, 2003................              8.40%           619%       $    70,988
JANUARY 1, 2002 TO DECEMBER 31, 2002................              7.75%            82%       $    68,499
JANUARY 1, 2001 TO DECEMBER 31, 2001 ...............              7.41%            69%       $    72,920
JANUARY 1, 2000 TO DECEMBER 31, 2000................             10.22%           100%       $    71,957

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

WELLS FARGO ADVANTAGE VARIABLE                     NOTES TO FINANCIAL HIGHLIGHTS
TRUST FUNDS
--------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(1) During each period, various fees and expenses were waived and reimbursed as indicated. The ratio of Gross Expenses to Average Net Assets reflects the expense ratio in the absence of any waivers and reimbursements (Note
      3).

(2) Total return calculations do not include any insurance costs, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total return figures do not reflect changes pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. Total returns for periods less than one year are not annualized.

(3)   Commencement of operations.

(4)   Portfolio turnover ratio excluding TBAs is 376%.

NOTES TO FINANCIAL STATEMENTS
(UNAUDITED)                           WELLS FARGO ADVANTAGE VARIABLE TRUST FUNDS
--------------------------------------------------------------------------------

1. ORGANIZATION
--------------------------------------------------------------------------------

      Wells Fargo Variable Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. As of June 30, 2005, the Trust consists of 12 separate funds (each, a "Fund", collectively, the "Funds"). These financial statements present the Asset Allocation Fund, C&B Large Cap Value Fund (formerly named the Equity Value Fund), Discovery Fund, Equity Income Fund, International Core Fund (formerly named the International Equity Fund), Large Company Core Fund (formerly named the Growth Fund), Large Company Growth Fund, Money Market Fund, Multi Cap Value Fund, Opportunity Fund, Small Cap Growth Fund, and Total Return Bond Fund. The Funds are available exclusively as pooled funding vehicles for certain participating life insurance companies offering variable annuity contracts and variable life insurance policies.

      In August and September 2004, the Board of Trustees of the Trust and the Boards of Directors of the Strong Funds ("Strong Funds") approved an Agreement and Plan of Reorganization providing for the reorganization of certain Strong Funds into certain Funds of the Trust.

      Effective at the close of business on April 8, 2005, the following Acquiring Funds ("Acquiring Funds") acquired substantially all of the net assets of the following Target Funds ("Target Funds") through a tax-free exchange under section 368 of the Internal Revenue Code. The following is a summary of shares outstanding and net assets immediately before and after the reorganization:

                                                                      Before Reorganization     After Reorganization
                                                                      ---------------------     --------------------
                                                                           Target Fund            Acquiring Fund*
                                                                                                    Wells Fargo
                                                                       Strong Opportunity            Advantage
      Fund                                                                   Fund II              Opportunity Fund
--------------------------------------------------------------------------------------------------------------------
      Shares:
--------------------------------------------------------------------------------------------------------------------
        ADVISOR CLASS                                                          4,379,768                        0
--------------------------------------------------------------------------------------------------------------------
        INVESTOR CLASS                                                        43,053,873               47,395,548
--------------------------------------------------------------------------------------------------------------------
      NET ASSETS:
--------------------------------------------------------------------------------------------------------------------
        ADVISOR CLASS(1)                                                  $   94,387,350                        0
--------------------------------------------------------------------------------------------------------------------
        INVESTOR CLASS(1)                                                    935,984,428         $  1,030,371,779
--------------------------------------------------------------------------------------------------------------------
      Unrealized appreciation (depreciation)                                 196,946,334             $196,946,334
--------------------------------------------------------------------------------------------------------------------
       Accumulated net realized losses                                        (5,338,585)             ($5,338,585)

      (1) Effective at the close of business on April 8, 2005, the Advisor Class and Investor Class of the Stong Opportunity Fund II merged into the Wells Fargo Advantage Opportunity Fund.(SM)

                                                           Before Reorganization                After Reorganization
                                                -------------------------------------------     --------------------
                                                     Target Fund           Target Fund*            Acquiring Fund
                                                                                                    Wells Fargo
                                                   Strong Mid Cap        Strong Discovery            Advantage
      Fund                                         Growth Fund II            Fund II               Disovery Fund
--------------------------------------------------------------------------------------------------------------------
      Shares:
--------------------------------------------------------------------------------------------------------------------
        INVESTOR CLASS                                10,722,956            6,693,290                 20,101,904
--------------------------------------------------------------------------------------------------------------------
      NET ASSETS:
--------------------------------------------------------------------------------------------------------------------

        INVESTOR CLASS                             $ 165,962,549        $  82,844,918             $  248,807,467
--------------------------------------------------------------------------------------------------------------------
        Unrealized appreciation (depreciation)     $   3,934,203        $  10,571,216             $   14,505,419
--------------------------------------------------------------------------------------------------------------------
        Accumulated net realized losses            ($256,263,207)           ($112,951)             ($256,376,158)

      * Designates the accounting survivor.

      Effective at the close of business on April 8, 2005, the following Acquiring Funds ("Acquiring Funds") acquired all of the net assets of the following Target Funds ("Target Funds") through a tax-free exchange under section 368 of the Internal Revenue Code.

           Acquiring Funds                                                             Target Funds
--------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE MULTI-CAP VALUE FUND                             STRONG MULTI-CAP VALUE FUND II INVESTOR CLASS

WELLS FARGO ADVANTAGE VARIABLE TRUST FUNDS         NOTES TO FINANCIAL STATEMENTS
                                                                     (UNAUDITED)
--------------------------------------------------------------------------------

2. SIGNIFICANT ACCOUNTING POLICIES
--------------------------------------------------------------------------------

      The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Trust, are in conformity with accounting principles generally accepted in the United States of America ("GAAP") for investment companies.

      The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

      In the normal course of business, the Trust may enter into contracts that provide certain indemnifications. The Trust's maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

SECURITY VALUATION

      Investments in securities are valued each business day as of the close of regular trading on the New York Stock Exchange, which is usually 4:00 p.m. (Eastern Time). Securities which are traded on a national or foreign securities exchange are valued at the last reported sales price. Securities listed on The NASDAQ Stock Market, Inc. are valued at the NASDAQ Official Closing Price ("NOCP"), and if no NOCP is available, then at the last reported sales price. In the absence of any sale of such securities, and in the case of other securities, including U.S. Government obligations, but excluding debt securities maturing in 60 days or less, the valuations are based on the latest quoted bid prices. Prior to April 1, 2005, the predecessor Strong Fund valuations were based on the mean of the bid and asked prices.

      Certain fixed income securities with maturities exceeding 60 days are valued by using a pricing service approved by the Trust's Board of Trustees. The service uses market prices as quoted by an independent pricing service or by dealers in these securities when, in the service's judgment, these prices are readily available and are representative of the securities' market values. For some securities, such prices are not readily available. These securities will generally be fair valued using methods which may include consideration of yields or prices of securities of comparable quality, coupon rate, maturity and type of issue, indications as to values from dealers in securities, trading characteristics, and general market conditions.

      Securities denominated in foreign currencies are translated into U.S. dollars using the closing rates of exchange in effect on the day of valuation.

      Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign investments are traded but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of the investments, then those investments are fair valued following procedures approved by the Board of Trustees. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. Depending on market activity, such fair valuations may be frequent. In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price.

      Debt securities maturing in 60 days or less generally are valued at amortized cost. The amortized cost method involves valuing a security at its cost, plus accretion of discount or minus amortization of premium over the period until maturity, which approximates market value.

      The Money Market Fund values its shares at 12:00 p.m. (Eastern Time) each business day. The Money Market Fund invests only in securities with remaining maturities not exceeding 397 days (13 months). Certain floating- and variable-rate instruments in the portfolio may have maturities in excess of 397 days, but carry a demand feature that permits the holder to tender the instruments back to the issuer at par value prior to maturity.

      The Money Market Fund uses the amortized cost method to value portfolio securities. The amortized cost method involves valuing a security at its cost, plus accretion of discount or minus amortization of premium over the period until maturity, which approximates market value. The Money Market Fund seeks to maintain a constant net asset value of $1.00 per share, although there is no assurance that it will be able to do so.

      Investments which are not valued using any of the methods discussed above are valued at their fair value as determined by procedures approved by the Board of Trustees.

SECURITY TRANSACTIONS AND INCOME RECOGNITION

      Securities transactions are recorded on a trade date basis. Realized gains or losses are reported on the basis of identified cost of securities delivered. Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily.

      Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the Fund is informed of the ex-dividend date. Dividend income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

FOREIGN CURRENCY TRANSLATION

      The accounting records are maintained in U.S. dollars. Assets, including investment securities, and liabilities denominated in foreign currency are translated into U.S. dollars at the prevailing rates of exchange at the date of valuation. Purchases and sales

NOTES TO FINANCIAL STATEMENTS
(UNAUDITED)                           WELLS FARGO ADVANTAGE VARIABLE TRUST FUNDS
--------------------------------------------------------------------------------

of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities, at fiscal period-end, resulting from changes in exchange rates.

      The changes in net assets arising from changes in exchange rates and the changes in net assets resulting from changes in market prices of securities at fiscal period-end are not separately presented. Such changes are recorded with net realized and unrealized gain from investments. Gains and losses from certain foreign currency transactions are treated as ordinary income for U.S. federal income tax purposes.

DISTRIBUTIONS TO SHAREHOLDERS

      Net investment income, if any, for the Large Company Core, International Core, Large Company Growth, and Small Cap Growth Funds is declared and distributed to shareholders annually. Net investment income, if any, for the Asset Allocation, Equity Income, and C&B Large Cap Value Funds is declared and distributed quarterly. Net investment income, if any, for the Money Market and Total Return Bond Funds is declared daily and distributed monthly. Distributions to shareholders from net realized capital gains, if any, are declared and distributed at least annually.

      Distributions are based on amounts calculated in accordance with the applicable federal income tax regulations, which may differ from GAAP. The timing and character of distributions made during the period from net investment income or net realized gains may also differ from their ultimate characterization for federal income tax purposes. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. Temporary differences do not require reclassifications.

FEDERAL INCOME TAXES

      Each Fund is treated as a separate entity for federal income tax purposes. It is the policy of each Fund of the Trust to continue to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under subchapter M of the Internal Revenue Code (the "Code"), and to make distributions of substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required at June 30, 2005.

      At December 31, 2004, estimated net capital loss carryforwards, which are available to offset future net realized capital gains, were:

      Fund                                 Year Expires                 Capital Loss Carryforwards
--------------------------------------------------------------------------------------------------
      C&B LARGE CAP VALUE FUND                 2007                                 464,041
                                               2008                               1,488,881
                                               2010                               4,345,308
                                               2011                               1,929,288
                                               2012                                 205,837
--------------------------------------------------------------------------------------------------
      EQUITY INCOME FUND                       2011                               4,638,198
                                               2012                                 634,830
--------------------------------------------------------------------------------------------------
      LARGE COMPANY CORE FUND                  2009                               7,002,795
                                               2010                              14,395,487
                                               2011                               1,781,980
--------------------------------------------------------------------------------------------------
      LARGE COMPANY GROWTH FUND                2009                               6,092,101
                                               2010                              14,881,364
                                               2011                               2,858,910
                                               2012                               1,003,450
--------------------------------------------------------------------------------------------------
      MONEY MARKET FUND                        2012                                     500
--------------------------------------------------------------------------------------------------
      MULTI CAP VALUE FUND                     2011                               1,695,719
--------------------------------------------------------------------------------------------------
      OPPORTUNITY FUND                         2011                              29,122,750
--------------------------------------------------------------------------------------------------
      SMALL CAP GROWTH FUND                    2010                              16,327,035

WELLS FARGO ADVANTAGE VARIABLE TRUST FUNDS         NOTES TO FINANCIAL STATEMENTS
                                                                     (UNAUDITED)
--------------------------------------------------------------------------------


      At December 31, 2004, current year deferred post-October capital losses, which will be treated as realized for tax purposes on the first day of the succeeding year, were:

                                                           Deferred Post-October
      Fund                                                    Capital Loss
--------------------------------------------------------------------------------
      C&B LARGE CAP VALUE FUND                                 $  40,359
--------------------------------------------------------------------------------
      EQUITY INCOME FUND                                         300,907
--------------------------------------------------------------------------------
      LARGE COMPANY GROWTH FUND                                  430,803
--------------------------------------------------------------------------------

FORWARD FOREIGN CURRENCY CONTRACTS

      The Fund(s) may enter into forward foreign currency contracts to protect against a possible loss resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar, or between foreign currencies. A forward contract is an agreement between two counterparties for future delivery or receipt of currency at a specified price. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movements in currency values. Realized gains or losses are recognized when the transaction is completed. Contracts which have been offset but have not reached their settlement date are included in unrealized gains and losses.

      Based on exchange rates at June 30, 2005, the Fund(s) had entered into a foreign currency forward contract under which it is obligated to exchange currencies at a specified future date.

FUTURES CONTRACTS

      The Fund(s) may purchase futures contracts to gain exposure to market changes, which may be more efficient or cost effective than actually buying the securities. A futures contract is an agreement between parties to buy or sell a security at a set price on a future date. Upon entering into such a contract, a Fund is required to pledge to the broker an amount of cash, U.S. Government obligations or other high-quality debt securities equal to the minimum "initial margin" requirements of the exchange on which the futures contract is traded. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Pursuant to regulations and/or published positions of the Securities and Exchange Commission (the "SEC") for long futures positions, the Fund is required to segregate highly liquid securities as permitted by the SEC in connection with futures transactions in an amount generally equal to the entire value of the underlying contracts. Risks of entering into futures contracts include the possibility that there may be an illiquid market and that a change in the value of the contract may not correlate with changes in the value of the underlying securities. At June 30, 2005, the following Fund(s) held futures contracts:

                                                                                                             Net Unrealized
                                                                                           Notional           Appreciation
      Fund                     Contracts            Type             Expiration         Contract Amount      (Depreciation)
----------------------------------------------------------------------------------------------------------------------------
      ASSET ALLOCATION FUND     281 Long        S&P 500 Index        June 2005            84,732,038            (748,104)
----------------------------------------------------------------------------------------------------------------------------
                                  1 Long        S&P 500 Index        June 2005               300,750              (1,875)
----------------------------------------------------------------------------------------------------------------------------
                                  1 Long        S&P 500 Index        June 2005               301,050              (2,175)
----------------------------------------------------------------------------------------------------------------------------
                                  2 Long        S&P 500 Index        June 2005               601,650              (3,900)
----------------------------------------------------------------------------------------------------------------------------
                                 31 Long         U.S. T-Bonds      September 2005          3,586,797              94,456
----------------------------------------------------------------------------------------------------------------------------
                                  1 Long         U.S. T-Bonds      September 2005            115,594               3,156
----------------------------------------------------------------------------------------------------------------------------
                                  4 Long         U.S. T-Bonds      September 2005            472,625               2,375
----------------------------------------------------------------------------------------------------------------------------
                               682 Short         U.S. T-Bonds      September 2005         79,719,406          (1,268,094)

NOTES TO FINANCIAL STATEMENTS
(UNAUDITED)                           WELLS FARGO ADVANTAGE VARIABLE TRUST FUNDS
--------------------------------------------------------------------------------

MORTGAGE DOLLAR ROLL TRANSACTIONS

      The Funds may engage in mortgage dollar roll transactions with respect to mortgage-backed securities issued by GNMA, FNMA and FHLMC. In a mortgage dollar roll transaction, a Fund sells a mortgage-backed security to a financial institution, such as a bank or broker-dealer and simultaneously agrees to repurchase a substantially similar security from the institution at a later date at an agreed upon price. The mortgage-backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different pre-payment histories. During the roll period, a Fund foregoes principal and interest paid on the securities. A Fund is compensated by the difference between the current sales price and the forward price for the future purchase as well as by the earnings on the cash proceeds of the initial sale. Mortgage dollar rolls may be renewed without physical delivery of the securities subject to the contract. The Funds account for dollar roll transactions as purchases and sales.

REPURCHASE AGREEMENTS

      The Fund(s) may invest in repurchase agreements and may participate in pooled repurchase agreement transactions with other funds advised by Wells Fargo Funds Management, LLC. The repurchase agreements must be fully collateralized based on values that are marked to market daily. The collateral may be held by an agent bank under a tri-party agreement. It is the custodian's responsibility to value collateral daily and to take action to obtain additional collateral as necessary to maintain market value equal to or greater than the resale price. The repurchase agreements are collateralized by instruments such as U.S. Treasury, federal agency, or high-grade corporate obligations. There could be potential loss to a Fund in the event that such Fund is delayed or prevented from exercising its rights to dispose of the collateral, including the risk of a possible decline in the value of the underlying obligations during the period in which a Fund seeks to assert its rights.

SECURITY LOANS

      The Fund(s) may loan securities in return for securities, irrevocable letters of credit or cash collateral, which is invested in various short-term fixed income securities. A Fund may receive compensation for lending securities in the form of fees or by retaining a portion of interest on the investment securities or cash received as collateral. A Fund also continues to receive interest or dividends on the securities loaned. Security loans are secured at all times by collateral. The collateral is equal to at least 102% of the market value of the securities loaned plus accrued interest when the transaction is entered into. If the collateral falls to 100%, it will be brought back to 102%. Gain or loss in the market price of the securities loaned that may occur during the term of the loan are reflected in the value of the Fund. The risks from securities lending are that the borrower may not provide additional collateral when required or return the securities when due or when called for by the Fund. Wells Fargo Bank, N.A., the Funds' custodian, acts as the securities lending agent for the Funds and receives for its services 35% of the revenues earned on the securities lending activities and incurs all expenses. The value of the securities on loan and the value of the related collateral at June 30, 2005 are shown on the Statement of Assets and Liabilities.

WHEN-ISSUED TRANSACTIONS

      Each Fund may purchase securities on a forward commitment or `when-issued' basis. A Fund records a when-issued transaction on the trade date and will segregate with the custodian qualifying assets having a value sufficient to make payment for the securities purchased. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

WRITTEN OPTIONS

      An option is a right to buy or sell a particular security at a specified price within a limited period of time. The writer of the option, in return for a premium received from the seller, has the obligation to sell (in the case of a call option) or buy (in the case of a put option) the underlying security of the contract. The premium received in cash from writing options is recorded as an asset with an equal liability that is adjusted to reflect the option's value. The premium received from writing options which expire is recorded as realized gains. The premium received from writing options which are exercised or closed is offset against the proceeds or amount paid on the closing transaction to determine the realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the security or currency purchased. Options are valued based on their quoted daily settlement prices.

      Risks could arise from entering into written options transactions from the potential inability of counterparties to meet the terms of their contracts, the potential inability to enter into a closing transaction because of an illiquid secondary market, and from unexpected movements in interest or exchange rates or securities values.

WELLS FARGO ADVANTAGE VARIABLE TRUST FUNDS         NOTES TO FINANCIAL STATEMENTS
                                                                     (UNAUDITED)
--------------------------------------------------------------------------------

      Written options transactions during the six months ended June 30, 2005, were as follows:

                                                                       OPPORTUNITY FUND
                                                     Principal Amount                      Premiums
                                                       of Contracts                        Received
---------------------------------------------------------------------------------------------------
      CALL OPTIONS WRITTEN
---------------------------------------------------------------------------------------------------
      Options at beginning of period                          0                                   0
---------------------------------------------------------------------------------------------------
      Options written                                    (2,150)                           (294,537)
---------------------------------------------------------------------------------------------------
      Options terminated in closing transactions              0                                   0
---------------------------------------------------------------------------------------------------
      Options expired                                         0                                   0
---------------------------------------------------------------------------------------------------
      Options exercised                                       0                                   0
---------------------------------------------------------------------------------------------------
      Options at end of period                           (2,150)                           (294,537)
---------------------------------------------------------------------------------------------------
      PUT OPTIONS WRITTEN
---------------------------------------------------------------------------------------------------
      Options at beginning of period                       (230)                           (158,306)
---------------------------------------------------------------------------------------------------
      Options written                                      (230)                            (45.310)
---------------------------------------------------------------------------------------------------
      Options terminated in closing transactions            230                             158,306
---------------------------------------------------------------------------------------------------
      Options expired                                         0                                   0
---------------------------------------------------------------------------------------------------
      Options exercised                                       0                                   0
---------------------------------------------------------------------------------------------------
      Options at end of period                             (230)                            (45,310)


                                                                         MULTI CAP VALUE FUND
                                                     Principal Amount                            Premiums
                                                       of Contracts                              Received
----------------------------------------------------------------------------------------------------------
      CALL OPTIONS WRITTEN
----------------------------------------------------------------------------------------------------------
      Options at beginning of period                        (400)                                 (122,996)
----------------------------------------------------------------------------------------------------------
      Options written                                       (388)                                  (93,950)
----------------------------------------------------------------------------------------------------------
      Options terminated in closing transactions             425                                   136,965
----------------------------------------------------------------------------------------------------------
      Options expired                                        160                                    35,519
----------------------------------------------------------------------------------------------------------
      Options exercised                                       60                                     9,225
----------------------------------------------------------------------------------------------------------
      Options at end of period                              (143)                                  (34,237)

3. EXPENSES
--------------------------------------------------------------------------------

ADVISORY FEES

      The Trust has entered into an advisory contract with Wells Fargo Funds Management, LLC ("Funds Management"). The adviser is responsible for implementing investment policies and guidelines and for supervising the sub-adviser, who is responsible for day-to-day portfolio management.

      Pursuant to the contract, Funds Management is entitled to receive an advisory fee for its services as adviser. Funds Management may retain the services of certain investment sub-advisers to provide daily portfolio management. The fees related to sub-advisory services are borne directly by the adviser and do not increase the overall fees paid by a Fund to the adviser. Funds Management and the investment sub-adviser(s) are entitled to be paid a monthly fee at the following annual rates:

                                                          Advisory Fee*                                            Sub-Advisory Fee
                                  Average Daily          (% of Average                         Average Daily         (% of Average
    Fund                            Net Assets          Daily Net Assets)     Sub-Adviser        Net Assets        Daily Net Assets)
-----------------------------------------------------------------------------------------------------------------------------------
    ASSET ALLOCATION FUND           $0 - $499 million        0.550              Wells            $0 - $1 billion         0.150
                          $500 million - $999 million        0.500             Capital               >$1 billion         0.100
                           $1 billion - $2.99 billion        0.450            Management
                           $3 billion - $4.99 billion        0.425           Incorporated
                                       >$4.99 billion        0.400
-----------------------------------------------------------------------------------------------------------------------------------
    C&B LARGE CAP                   $0 - $499 million        0.550             Cooke &         $0 - $250 million         0.450
    VALUE FUND            $500 million - $999 million        0.500             Bieler,       $250 - $500 million         0.400
                           $1 billion - $2.99 billion        0.450               L.P.        $500 - $750 million         0.350
                           $3 billion - $4.99 billion        0.425                                 >$750 million         0.300
                                       >$4.99 billion        0.400

NOTES TO FINANCIAL STATEMENTS
(UNAUDITED)                           WELLS FARGO ADVANTAGE VARIABLE TRUST FUNDS
--------------------------------------------------------------------------------

                                                          Advisory Fee*                                            Sub-Advisory Fee
                                 Average Daily           (% of Average                         Average Daily         (% of Average
    Fund                           Net Assets           Daily Net Assets)     Sub-Adviser        Net Assets        Daily Net Assets)
-----------------------------------------------------------------------------------------------------------------------------------
    DISCOVERY FUND***               $0 - $499 million         0.750              Wells          $0 - $200 million         0.350
                          $500 million - $999 million         0.700              Capital            >$200 million         0.300
                           $1 billion - $2.99 billion         0.650            Management
                           $3 billion - $4.99 billion         0.625           Incorporated
                                       >$4.99 billion         0.600
------------------------------------------------------------------------------------------------------------------------------------
    EQUITY INCOME FUND              $0 - $499 million         0.550              Wells          $0 - $200 million         0.250
                          $500 million - $999 million         0.500              Capital      $200 - $400 million         0.200
                           $1 billion - $2.99 billion         0.450            Management           >$400 million         0.150
                           $3 billion - $4.99 billion         0.425           Incorporated
                                       >$4.99 billion         0.400
------------------------------------------------------------------------------------------------------------------------------------
    INTERNATIONAL CORE              $0 - $499 MILLION         0.750             New Star         $0 - $50 million         0.350
    FUND**                $500 million - $999 million         0.700           Institutional    $50 - $550 million         0.290
                           $1 billion - $2.99 billion         0.650             Managers            >$550 million         0.200
                           $3 billion - $4.99 billion         0.625              Limited
                                       >$4.99 billion         0.600
------------------------------------------------------------------------------------------------------------------------------------
    LARGE COMPANY                   $0 - $499 million         0.550              Matrix          $0 - $50 million         0.200
    CORE FUND             $500 million - $999 million         0.500               Asset              >$50 million         0.160
                           $1 billion - $2.99 billion         0.450             Advisors
                           $3 billion - $4.99 billion         0.425
                                       >$4.99 billion         0.400
------------------------------------------------------------------------------------------------------------------------------------
     LARGE COMPANY                  $0 - $499 million         0.550             Peregrine        $0 - $25 million         0.750
     GROWTH FUND          $500 million - $999 million         0.500              Capital        $25 - $50 million         0.600
                           $1 billion - $2.99 billion         0.450            Management      $50 - $275 million         0.500
                           $3 billion - $4.99 billion         0.425                                 >$275 million         0.300
                                      > $4.99 billion         0.400
------------------------------------------------------------------------------------------------------------------------------------
    MONEY MARKET FUND               $0 - $999 million         0.300           Wells Capital       $0 - $1 billion         0.050
                           $1 billion - $4.99 billion         0.275            Management            >$1 billion          0.040
                                       >$4.99 billion         0.250           Incorporated
------------------------------------------------------------------------------------------------------------------------------------
    MULTI CAP VALUE FUND***         $0 - $499 million         0.750              Wells          $0 - $200 million         0.350
                          $500 million - $999 million         0.700             Capital             >$200 million         0.300
                           $1 billion - $2.99 billion         0.650            Management
                           $3 billion - $4.99 billion         0.625           Incorporated
                                       >$4.99 billion         0.600
------------------------------------------------------------------------------------------------------------------------------------
    OPPORTUNITY FUND***             $0 - $499 million         0.750              Wells          $0 - $200 million         0.350
                          $500 million - $999 million         0.700             Capital             >$200 million         0.300
                           $1 billion - $2.99 billion         0.650            Management
                           $3 billion - $4.99 billion         0.625           Incorporated
                                       >$4.99 billion         0.600
------------------------------------------------------------------------------------------------------------------------------------
    SMALL CAP                       $0 - $499 million         0.750               Wells         $0 - $200 million         0.250
    GROWTH FUND           $500 million - $999 million         0.700              Capital            >$200 million         0.200
                           $1 billion - $2.99 billion         0.650            Management
                           $3 billion - $4.99 billion         0.625           Incorporated
                                       >$4.99 billion         0.600
------------------------------------------------------------------------------------------------------------------------------------
    TOTAL RETURN                    $0 - $499 million         0.450              Wells          $0 - $400 million         0.150
    BOND FUND             $500 million - $999 million         0.400              Capital      $400 - $800 million         0.125
                           $1 billion - $2.99 billion         0.350            Management           >$800 million         0.100
                           $3 billion - $4.99 billion         0.325           Incorporated
                                       >$4.99 billion         0.300

WELLS FARGO ADVANTAGE VARIABLE TRUST FUNDS         NOTES TO FINANCIAL STATEMENTS
                                                                     (UNAUDITED)
--------------------------------------------------------------------------------

      * Effective August 2, 2004. Prior to August 2, 2004, Funds Management was entitled to receive a monthly advisory fee at the following rates:

                                                                 Advisory Fee
                                                                (% of Average
      Fund                                                     Daily Net Assets)
--------------------------------------------------------------------------------
      ASSET ALLOCATION FUND                                          0.55
--------------------------------------------------------------------------------
      C&B LARGE CAP VALUE FUND                                       0.55
--------------------------------------------------------------------------------
      EQUITY INCOME FUND                                             0.55
--------------------------------------------------------------------------------
      INTERNATIONAL CORE FUND                                        0.75
--------------------------------------------------------------------------------
      LARGE COMPANY CORE FUND                                        0.55
--------------------------------------------------------------------------------
      LARGE COMPANY GROWTH FUND                                      0.55
--------------------------------------------------------------------------------
      MONEY MARKET FUND                                              0.40
--------------------------------------------------------------------------------
      SMALL CAP GROWTH FUND                                          0.75
--------------------------------------------------------------------------------
      TOTAL RETURN BOND FUND                                         0.45
--------------------------------------------------------------------------------

      ** As of September 15, 2004 New Star Institutional Managers Limited began providing sub-advisory services to the International Core Fund. Prior to September 15, 2004, Wells Capital Management served as the Fund's sub-adviser and received an annual fee based on the following:

                                                                 Sub-Advisory
                                                                (% of Average
      Fund                    Average Daily Net Assets         Daily Net Assets)
-------------------------------------------------------------------------------
      INTERNATIONAL CORE FUND    $0 - $200 million                   0.35
                                     >$200 million                   0.25

      *** Effective April 11, 2005. Prior to January 1, 2005, Strong Capital Management, Inc. ("SCM") served as investment adviser to each of the predecessor Strong Funds. From January 1, 2005 through April 10, 2005, Funds Management served as interim investment adviser to each of the predecessor Strong Funds. Both SCM and Funds Management, for their respective periods of time were entitled to receive an annual fee at the following rates:

                                                                (% of Average
      Fund                    Average Daily Net Assets         Daily Net Assets)
--------------------------------------------------------------------------------
      DISCOVERY FUND              all asset levels                  1.000
--------------------------------------------------------------------------------
      MULTI CAP VALUE FUND         $0 - $4 billion                  0.750
                                   $4 - $6 billion                  0.725
                                       >$6 billion                  0.700
--------------------------------------------------------------------------------
      OPPORTUNITY FUND             $0 - $4 billion                  0.750
                                   $4 - $6 billion                  0.725
                                       >$6 billion                  0.700
--------------------------------------------------------------------------------

ADMINISTRATION AND TRANSFER AGENT FEES

      The Trust has entered into an Administration Agreement with Funds Management. Under this Agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive the following annual fees:

                                                               (% of Average
      Fund                    Average Daily Net Assets     Daily Net Assets)****
--------------------------------------------------------------------------------
      ALL FUNDS*****            $0 - $4.99 billion                   0.16
                        $5 billion - $9.99 billion                   0.15
                                    >$9.99 billion                   0.14
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
(UNAUDITED)                           WELLS FARGO ADVANTAGE VARIABLE TRUST FUNDS
--------------------------------------------------------------------------------

      **** Effective August 2, 2004. Prior to August 2, 2004 Funds Management was entitled to receive administration fees at the annual rate of 0.16% of the average daily net assets of each fund.

      ***** For the Opportunity Fund, Multi Cap Value Fund and Discovery Fund, these rates are effective April 11, 2005. Prior to April 11, 2005, Strong Investor Services, Inc. ("SISI") served as administrator to each of the predecessor Strong Funds and was entitled to receive an annual fee at the following rates:

                                                             Administration Fee
                                                                (% of Average
      Fund                                                    Daily Net Assets)
--------------------------------------------------------------------------------
      MULTI CAP VALUE FUND                                           0.30
--------------------------------------------------------------------------------
      OPPORTUNITY FUND                                               0.30

      The Trust has entered into an agreement with Boston Financial Data Services ("BFDS") as the transfer agent for the Trust.

      For the Discovery Fund, Multi Cap Value Fund and Opportunity Fund, the agreement with BFDS was entered into on March 14, 2005. Prior to March 14, 2005, SISI served as transfer agent to each of the predecessor Strong Funds. BFDS is entitled to receive fees from the administrator for its services as transfer agent. For the predecessor Strong Funds transfer agent fees were paid by the Funds themselves prior to April 11, 2005. For financial statement presentation, transfer agent fees for the period January 1, 2005 through April 11, 2005, as shown below have been combined with administration fees.

                                                      Transfer Agent Fees
                                                           and Other
Fund                                                    Related Expenses
--------------------------------------------------------------------------
DISCOVERY FUND                                            $  36,372
--------------------------------------------------------------------------
MULTI CAP VALUE FUND                                         16,138
--------------------------------------------------------------------------
OPPORTUNITY FUND                                          1,006,643

CUSTODY FEES

      The Trust has entered into a contract with Wells Fargo Bank, N.A. ("WFB"), whereby WFB is responsible for providing custody services. Pursuant to the contract, WFB is entitled to certain transaction charges plus a monthly fee for custody services at the following annual rates:

                                                                 (% of Average
      Fund                                                     Daily Net Assets)
--------------------------------------------------------------------------------
      ALL VARIABLE TRUST FUNDS (EXCEPT INTERNATIONAL CORE FUND)        0.02
--------------------------------------------------------------------------------
      INTERNATIONAL CORE FUND                                          0.10

      Prior to February 28, 2005, State Street served as custodian for the Strong Opportunity Fund II. Prior to March 28, 2005, State Street served as custodian for Strong Multi Cap Value Fund II. Prior to April 25, 2005, State Street served as custodian for the Strong Discovery Fund II and Strong Mid Cap Growth Fund II and, since the merger the Acquiring Fund. State Street was entitled to receive a fee that was substantially transaction-based.

DISTRIBUTION FEES

      The Trust has adopted a Distribution Plan ("Plan") for the Fund(s), pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged and paid to Wells Fargo Funds Distributor, LLC at an annual rate of up to 0.25% of average daily net assets. Prior to April 11, 2005, the Strong Opportunity Fund II adopted a 12b-1 distribution plan under the 1940 Act on behalf of its Advisor Class shares. Under this plan, Strong Investments, Inc. was paid an annual rate of 0.25% of average daily net assets of the Advisor class shares of the Strong Opportunity Fund II.

      For the six months ended June 30, 2005, distribution fees paid are disclosed on the Statement of Operations.

OTHER FEES

      PFPC, Inc. ("PFPC") serves as fund accountant for the Trust and is entitled to receive an annual asset based fee, and an annual fixed fee from each Fund. PFPC is also entitled to be reimbursed for all out-of-pocket expenses reasonably incurred in providing these services. Prior to February 28, 2005, State Street served as fund accountant for the Strong Opportunity Fund II. Prior to March 28, 2005, State Street served as fund accountant for the Strong Multi Cap Value Fund II. Prior to April 11, 2005, State Street served as the fund accountant for the Strong Discovery Fund II and the Strong Mid Cap Growth Fund
II. Fund accounting fees were paid by the funds' administrator through April 10, 2005, and not by the funds. From April 11, 2005 to April 22, 2005, State Street served as interim fund accountant for the Discovery Fund and was entitled to receive an annual asset based fee, a fixed fund accounting base fee and certain out-of-pocket expenses.

WAIVED FEES AND REIMBURSED EXPENSES

      All amounts shown as waived fees or reimbursed expenses on the Statement of Operations, for the six months ended June 30, 2005, were waived by Funds Management, first from advisory fees, and then any remaining amount consecutively from administration, custody and shareholder servicing fees collected, if any. The Fund's Adviser has committed to waive fees and/or reimburse expenses to the extent necessary to maintain a certain net operating

WELLS FARGO ADVANTAGE VARIABLE TRUST FUNDS         NOTES TO FINANCIAL STATEMENTS
                                                                     (UNAUDITED)
--------------------------------------------------------------------------------

expense ratio for the Fund(s). Net operating expense ratios in effect from April 11, 2005 through June 30, 2005 were as follows:

                                                                  Net Operating
      Fund                                                       Expense Ratios
--------------------------------------------------------------------------------
      ASSET ALLOCATION FUND                                          1.00%
--------------------------------------------------------------------------------
      C&B LARGE CAP VALUE FUND                                       1.00%
--------------------------------------------------------------------------------
      DISCOVERY FUND*                                                1.15%
--------------------------------------------------------------------------------
      EQUITY INCOME FUND                                             1.00%
--------------------------------------------------------------------------------
      INTERNATIONAL CORE FUND                                        1.00%
--------------------------------------------------------------------------------
      LARGE COMPANY CORE FUND                                        1.00%
--------------------------------------------------------------------------------
      LARGE COMPANY GROWTH FUND                                      1.00%
--------------------------------------------------------------------------------
      MONEY MARKET FUND                                              0.75%
--------------------------------------------------------------------------------
      MULTI CAP VALUE FUND*                                          1.14%
--------------------------------------------------------------------------------
      OPPORTUNITY FUND*                                              1.07%
--------------------------------------------------------------------------------
      SMALL CAP GROWTH FUND                                          1.20%
--------------------------------------------------------------------------------
      TOTAL RETURN BOND FUND                                         0.90%

      * The rates for these funds were in effect from April 11, 2005 through June 30, 2005. Prior to April 11, 2005, the Strong Funds' adviser and/or administrator could voluntarily waive or absorb certain expenses at their discretion. Pursuant to the direction of the Strong Funds Board of Directors and certain regulatory settlements, the predecessor adviser, Strong Capital Management, Inc. ("SCM") had contractually agreed to waive fees and/or absorb expenses in the amount of 0.033% for the Strong Discovery Fund II, Strong Multi Cap Value Fund II and Strong Opportunity Fund II from May 21, 2004 to May 21, 2005. However, effective April 11, 2005, the Funds are subject to a different expense structure. SISI also allocated to each Fund certain charges or credits resulting from transfer agency banking activities based on each Funds' subscription and redemption activity. Transfer Agency Banking Credits allocated by SISI, if any, served to reduce the transfer agency expenses incurred by the Funds. From January 1, 2005 through April 10, 2005, the expense offsets that are included in the waived fees and reimbursed expenses amount on the Statement of Operations are as follows:

                                                               Waived Fees and
      Fund                                                   Reimbursed Expenses
--------------------------------------------------------------------------------
      DISCOVERY FUND                                            $  (12,039)
--------------------------------------------------------------------------------
      MULTI CAP VALUE FUND                                         (31,787)
--------------------------------------------------------------------------------
      OPPORTUNITY FUND                                          (1,226,565)

4. INVESTMENT PORTFOLIO TRANSACTIONS
--------------------------------------------------------------------------------

      Purchases and sales of investments, exclusive of short-term securities (securities with maturities of one year or less at purchase date) for the six months ended June 30, 2005, were as follows:


      Fund                               Purchases at Cost       Sales Proceeds
--------------------------------------------------------------------------------
      ASSET ALLOCATION FUND                 $20,399,619          $  27,442,792
--------------------------------------------------------------------------------
      C&B LARGE CAP VALUE FUND               26,895,096             31,653,196
--------------------------------------------------------------------------------
      DISCOVERY FUND                        497,079,515            559,344,052
--------------------------------------------------------------------------------
      EQUITY INCOME FUND                     17,082,376             18,434,085
--------------------------------------------------------------------------------
      INTERNATIONAL CORE FUND                44,119,220             37,318,201
--------------------------------------------------------------------------------
      LARGE COMPANY CORE FUND                42,057,927             51,685,628
--------------------------------------------------------------------------------
      LARGE COMPANY GROWTH FUND              13,783,855             16,012,420
--------------------------------------------------------------------------------
      MULTI CAP VALUE FUND                   23,388,807             28,581,839
--------------------------------------------------------------------------------
      OPPORTUNITY FUND                      364,236,416            554,940,738
--------------------------------------------------------------------------------
      SMALL CAP GROWTH FUND                 238,035,538            244,312,732
--------------------------------------------------------------------------------
TOTAL RETURN BOND FUND                      537,022,257            519,750,652

      The Money Market Fund, not reflected in this schedule, trades exclusively in short-term securities.

NOTES TO FINANCIAL STATEMENTS
(UNAUDITED)                           WELLS FARGO ADVANTAGE VARIABLE TRUST FUNDS
--------------------------------------------------------------------------------

5. BANK BORROWINGS
--------------------------------------------------------------------------------

      Wells Fargo Funds Trust and Wells Fargo Variable Trust (excluding the money market funds) share in a revolving Credit Agreement with The Bank of New York, whereby the Funds are permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. The agreement permits borrowings of up to $150 million, collectively. Interest is charged to each Fund based on its borrowing at a rate equal to the Federal Funds Rate plus 0.40%. In addition, the Funds pay a quarterly commitment fee equal to 0.1% per annum of the credit line. For the six months ended June 30, 2005, there were no borrowings under the agreement.

      Prior to April 11, 2005, the predecessor Strong Funds had established a line of credit agreement ("LOC") with certain financial institutions to be used for temporary or emergency purposes. Combined borrowings among all participating Strong Funds were subject to a $200 million cap on the total LOC. For an individual fund, borrowings under the LOC were limited to either the lesser of 15% of the market value of the fund's total assets or any explicit borrowing limits in the fund's registration statement. The principal amount of each borrowing under the LOC was due not more than 45 days after the date of the borrowing. Borrowings under the LOC accrued interest based on prevailing market rates as defined in the LOC. A commitment fee of 0.09% per annum was incurred on the unused portion of the LOC and was allocated to all participating Strong Funds based on their net assets. For the six-months ended June 30, 2005, there were no borrowings under either agreement.

6. LEGAL AND REGULATORY MATTERS
--------------------------------------------------------------------------------

      In 2004, the predecessor funds' investment adviser and affiliates (collectively, "Strong") entered into agreements with certain regulators, including the Securities and Exchange Commission and the New York Attorney General ("NYAG"), to settle markettiming investigations. In the settlements, Strong agreed to pay investor restoration and civil penalties. Although some portion of these payments is likely to be distributed to predecessor fund shareholders, no determination has yet been made as to the distribution of these amounts, and the successor funds are not expected to receive any portion of these payments. The NYAG settlement also imposed fee reductions across the predecessor fund complex (excluding money market funds and very short-term income funds) totaling at least $35 million by May 2009. The current Funds' adviser has agreed to honor these fee reductions for the benefit of shareholders across the successor funds. Although civil litigation against Strong and certain predecessor funds relating to these matters is continuing, neither the current adviser nor the successor funds is a party to any such suit.

WELLS FARGO ADVANTAGE VARIABLE TRUST FUNDS         OTHER INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

PROXY VOTING INFORMATION

      A description of the policies and procedures that the Fund(s) uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222 or visiting our website at WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.

PORTFOLIO HOLDINGS INFORMATION

      The Fund(s) files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC Web site at WWW.SEC.GOV. In addition, the Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

BOARD OF TRUSTEES

      The following table provides basic information about the Board of Trustees (the "Trustees") of the Wells Fargo Variable Trust (the "Trust"). This table supplements, and should be read in conjunction with, the Prospectus and the Statement of Additional Information* of each Fund. Each of the Trustees listed below acts in identical capacities for each of the 138 funds comprising the Trust, Wells Fargo Funds Trust and Wells Fargo Master Trust (collectively the "Fund Complex"). All of the non-interested Trustees are also members of the Audit and Nominating Committees of each Trust in the Fund Complex. The address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

INTERESTED TRUSTEES**
-----------------------------------------------------------------------------------------------------------------------
                                 POSITION HELD AND         PRINCIPAL OCCUPATIONS DURING
NAME AND AGE                     LENGTH OF SERVICE ***     PAST FIVE YEARS                         OTHER DIRECTORSHIPS
-----------------------------------------------------------------------------------------------------------------------
J. Tucker Morse                  Trustee                   Private Investor/Real Estate           None
60                               since 1987                Developer; Chairman of White
                                                           Point Capital, LLC.

-----------------------------------------------------------------------------------------------------------------------

NON-INTERESTED TRUSTEES
-----------------------------------------------------------------------------------------------------------------------
                                 POSITION HELD AND         PRINCIPAL OCCUPATIONS DURING
NAME AND AGE                     LENGTH OF SERVICE ***     PAST FIVE YEARS                         OTHER DIRECTORSHIPS
-----------------------------------------------------------------------------------------------------------------------
Thomas S. Goho                   Trustee                   Wake Forest University,                 None
62                               since 1987                Calloway School of Business
                                                           and Accountancy, Associate
                                                           Professor of Finance.
-----------------------------------------------------------------------------------------------------------------------
Peter G. Gordon                  Trustee                   Chairman, CEO, and Co-                  None
62                               since 1998                Founder of Crystal Geyser
                                 (Chairman                 Water Company and President
                                 since 2005)               of Crystal Geyser Roxane Water
                                                           Company.
-----------------------------------------------------------------------------------------------------------------------
Richard M. Leach                 Trustee                   Retired. Prior thereto, President
71                               since 1987                of Richard M. Leach Associates          None
                                                           (a financial consulting firm).
-----------------------------------------------------------------------------------------------------------------------
Timothy J. Penny                 Trustee                   Senior Counselor to the public          None
53                               since 1996                relations firm of Himle-Horner
                                                           and Senior Fellow at the
                                                           Humphrey Institute,
                                                           Minneapolis, Minnesota (a pub-
                                                           lic policy organization).
-----------------------------------------------------------------------------------------------------------------------
Donald C. Willeke                Trustee                   Principal in the law firm of            None
65                               since 1996                Willeke & Daniels.

OTHER INFORMATION (UNAUDITED)         WELLS FARGO ADVANTAGE VARIABLE TRUST FUNDS
--------------------------------------------------------------------------------

OFFICERS
-----------------------------------------------------------------------------------------------------------------------
                                 POSITION HELD AND         PRINCIPAL OCCUPATIONS DURING
NAME AND AGE                     LENGTH OF SERVICE ***     PAST FIVE YEARS                         OTHER DIRECTORSHIPS
-----------------------------------------------------------------------------------------------------------------------
Karla M. Rabusch                 President, since          Executive Vice President of             None
46                               2003                      Wells Fargo Bank, N.A.
                                                           President of Wells Fargo Funds
                                                           Management, LLC. Senior Vice
                                                           President and Chief
                                                           Administrative Officer of Wells
                                                           Fargo Funds Management, LLC
                                                           from 2001 to 2003. Vice
                                                           President of Wells Fargo Bank,
                                                           N.A. from 1997 to 2000.
-----------------------------------------------------------------------------------------------------------------------
Stacie D. DeAngelo               Treasurer, since 2003     Senior Vice President of Wells          None
36                                                         Fargo Bank, N.A. Senior Vice
                                                           President of
                                                           Operations for Wells
                                                           Fargo Funds
                                                           Management, LLC.
                                                           Prior thereto,
                                                           Operations Manager
                                                           at Scudder Weisel
                                                           Capital, LLC from
                                                           2000 to 2001,
                                                           Director of
                                                           Shareholder Services
                                                           at BISYS Fund
                                                           Services from 1999
                                                           to 2000 and
                                                           Assistant Vice
                                                           President of
                                                           Operations with
                                                           Nicholas- Applegate
                                                           Capital Management
                                                           from 1993 to 1999.
-----------------------------------------------------------------------------------------------------------------------
C. David Messman                 Secretary, since 2000     Vice President and Managing             None
45                                                         Senior Counsel of Wells Fargo
                                                           Bank, N.A. Senior Vice President
                                                           and Secretary of Wells Fargo
                                                           Funds Management, LLC. Vice
                                                           President and Senior Counsel of
                                                           Wells Fargo Bank, N.A. from
                                                           1996 to 2003.
-----------------------------------------------------------------------------------------------------------------------

  * The Statement of Additional Information includes additional information about the Funds' Trustees and is available, without charge, upon request, by calling 1-800-222-8222.

 ** As of June 30, 2005, one of the six Trustees is considered an "interested person" of the Trusts as defined in the Investment Company Act of 1940. The interested Trustee, J. Tucker Morse, is affiliated with a government securities dealer that is registered under the Securities Exchange Act of 1934, which is not itself affiliated with Wells Fargo Funds Management, LLC. Robert C. Brown was an interested Trustee prior to his retirement on April 5, 2005.

*** Length of service dates includes a Trustee's commencement of service with the Trust's predecessor entities.

WELLS FARGO ADVANTAGE VARIABLE TRUST FUNDS         OTHER INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

BOARD CONSIDERATION OF AND CONTINUATION OF
INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS:
ASSET ALLOCATION FUND, C&B LARGE CAP VALUE FUND, DISCOVERY FUND,
EQUITY INCOME FUND, INTERNATIONAL CORE FUND, LARGE COMPANY CORE FUND,
LARGE COMPANY GROWTH FUND, MONEY MARKET FUND, MULTI CAP VALUE FUND,
OPPORTUNITY FUND, SMALL CAP GROWTH FUND AND TOTAL RETURN BOND FUND
--------------------------------------------------------------------------------

      Section 15(c) of the Investment Company Act of 1940 (the "1940 Act") contemplates that the Board of Trustees (the "Board") of Wells Fargo Variable Trust (the "Trust"), including a majority of the Trustees who have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not "interested persons" of the Trust, as defined in the 1940 Act (the "Independent Trustees"), will annually review and consider the continuation of the investment advisory and sub-advisory agreements. In this regard, the Board reviewed and re-approved, during the six months covered by this report: (i) an investment advisory agreement with Wells Fargo Funds Management, LLC ("Funds Management") for the Asset Allocation Fund, C&B Large Cap Value Fund, Discovery Fund, Equity Income Fund, International Core Fund, Large Company Core Fund, Large Company Growth Fund, Money Market Fund, Multi Cap Value Fund, Opportunity Fund, Small Cap Growth Fund and Total Return Bond Fund (the "Funds"); (ii) an investment sub-advisory agreement with Wells Capital Management Incorporated ("Wells Capital Management") for the Asset Allocation Fund, Discovery Fund, Equity Income Fund, Money Market Fund, Multi Cap Value Fund, Opportunity Fund, Small Cap Growth Fund and Total Return Bond Fund; (iii) an investment sub-advisory agreement with Cooke & Bieler, L.P. ("Cooke & Bieler") for the C&B Large Cap Value Fund; (iv) an investment sub-advisory agreement with Matrix Asset Advisors, Inc. ("Matrix") for the Large Company Core Fund; (v) an investment sub-advisory agreement with New Star Institutional Managers Limited ("New Star") for the International Core Fund; and (vi) an investment sub-advisory agreement with Peregrine Capital Management, Inc. ("Peregrine") for the Large Company Growth Fund. The investment advisory agreement with Funds Management and the investment sub-advisory agreements with Wells Capital Management, Cooke & Bieler, Matrix, New Star and Peregrine (the "Sub-Advisers") are collectively referred to as the "Advisory Agreements."

      More specifically, at meetings held on April 4, 2005, the Board, including the Independent Trustees advised by their independent legal counsel, considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Advisers, and the continuation of the Advisory Agreements.

      The Board initially approved the Advisory Agreements for the Discovery Fund, Multi Cap Value Fund and Opportunity Fund, at a meeting held August 9-10, 2004 in connection with its approval of the reorganization of certain of the Strong Funds into certain of the Wells Fargo Advantage Funds (the
"Reorganization"), as follows:

      STRONG FUNDS                                  WELLS FARGO ADVANTAGE FUNDS
--------------------------------------------------------------------------------
      Discovery II Fund*
      Mid Cap Growth II Fund                        Discovery Fund
--------------------------------------------------------------------------------
      Multi Cap Value II Fund*                      Multi Cap Value Fund
--------------------------------------------------------------------------------
      Opportunity II Fund*                          Opportunity Fund
--------------------------------------------------------------------------------
      * ACCOUNTING SURVIVOR.

      The Reorganization was effective at the close of business on April 8, 2005. These Funds commenced operations on April 11, 2005. Accordingly, references to these Funds refer to either the predecessor funds or the Funds as the context requires. Similarly, references to the various fee rates refer to either the rates of the predecessor funds or those of these Funds as the context requires.

NATURE, EXTENT AND QUALITY OF SERVICES
--------------------------------------------------------------------------------

      The Board received and considered various data and information regarding the nature, extent and quality of services provided to the Funds (and that would be provided to the Discovery Fund, Multi Cap Value Fund and Opportunity Fund) by Funds Management and the Sub-Advisers under the Advisory Agreements. Responses of Funds Management and the Sub-Advisers to a detailed set of requests submitted by the Independent Trustees' independent legal counsel on behalf of such Trustees were provided to the Board. The Board reviewed and considered the data and information, which included, among other things, information about the background and experience of the senior management and the expertise of the investment personnel of Funds Management and the Sub-Advisers.

      The Board also considered the ability of Funds Management and the Sub-Advisers, based on their respective resources, reputations and other attributes, to attract and retain highly qualified investment professionals, including research, advisory, and supervisory personnel. In this connection, the Board

OTHER INFORMATION (UNAUDITED)         WELLS FARGO ADVANTAGE VARIABLE TRUST FUNDS
--------------------------------------------------------------------------------

considered information regarding Funds Management's and each Sub-Adviser's compensation for its personnel involved in the management of the Funds (or that would be involved in the management of the Discovery Fund, Multi Cap Value Fund and Opportunity Fund). In addition, the Board considered the effects of certain personnel changes in light of the acquisition of certain of the asset management arrangements of Strong Capital Management, Inc. by Wells Fargo & Company.

      The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Advisers. In addition, the Board took into account the administrative services provided to the Funds (and those anticipated to be provided to the Discovery Fund, Multi Cap Value Fund and Opportunity Fund) by Funds Management and its affiliates. In considering these matters, the Board considered not only the specific information presented in connection with the meetings, but also the knowledge gained over the course of interacting with Funds Management, including with respect to Funds Management's oversight of service providers, such as the investment sub-advisers.

      Based on the above factors, together with those referenced below, the Board concluded that it was generally satisfied with the nature, extent and quality of the investment advisory services provided to the Funds by Funds Management and the Sub-Advisers.

FUND PERFORMANCE AND EXPENSES
--------------------------------------------------------------------------------

      The Board considered the performance results for each of the Funds over various time periods. The Board also considered these results in comparison to the median performance results of the group of funds that was determined to be the most similar to a given Fund (the "Peer Group") and to the median performance of a broader universe of relevant funds (the "Universe"), as well as to each Fund's benchmark index. Lipper Inc. ("Lipper"), an independent provider of investment company data, determined the Peer Group and Universe for each Fund. The Board was provided with a description of the methodology used by Lipper to select the mutual funds in each Fund's Peer Group and Universe.

      The Board noted that the performance of each Fund, except the C&B Large Cap Value Fund, Equity Income Fund, International Core Fund and Large Company Growth Fund, was better than, or not appreciably below, the median performance of each Fund's Peer Group for most time periods. The Board noted that the performance of the C&B Large Cap Value Fund, Equity Income Fund, International Core Fund and Large Company Growth Fund, was below each Fund's Peer Group for most time periods, and required further review. Upon further review, the Board noted that the Equity Income Fund's underperformance was due primarily to the Fund's exposure to very large capitalization stocks and that the portfolio manager was taking steps to improve the Fund's diversification. In addition, the Board noted that there had been sub-adviser changes for the C&B Large Cap Value Fund and International Core Fund during the past few months. The Board asked for a further report on the performance of the C&B Large Cap Value Fund, Equity Income Fund and Large Company Growth Fund.

      The Board received and considered information regarding each Fund's net operating expense ratio and its various components, including contractual advisory fees, actual advisory fees, actual non-management fees, Rule 12b-1 and non-Rule 12b-1 service fees, fee waivers/caps and/or expense reimbursements. The Board also considered comparisons of these fees to the expense information for each Fund's Peer Group and Universe, which comparative data was provided by Lipper. The Board noted that the Funds' net operating expense ratios, except for the Opportunity Fund, were lower than, or not appreciably higher than, the Funds' Peer Groups' median net operating expense ratios. The Board noted that the net operating expense ratio for the Opportunity Fund was higher than its Peer Group's median net operation expense ratio, but the Board further noted that the Advisory Agreement Rates (as defined below) were within a reasonable range of the median rates of the Fund's Peer Group.

      Management also discussed the Lipper data and rankings, and other relevant information, for the Funds. Based on the above-referenced considerations and other factors, the Board concluded that the overall performance and expense results supported the re-approval of the Advisory Agreements for the Funds.

INVESTMENT ADVISORY AND SUB-ADVISORY FEE RATES
--------------------------------------------------------------------------------

      The Board reviewed and considered the contractual investment advisory fee rates payable by the Funds to Funds Management for investment advisory services, both on a stand-alone basis and on a combined basis with the Funds' administration fee rates (the "Advisory Agreement Rates"). The Board took into account the separate administration services covered by the administration fee rates. The Board also reviewed and considered the contractual investment sub-advisory fee rates (the "Sub-Advisory Agreement Rates") payable by Funds Management to the Sub-Advisers for investment sub-advisory services. In addition, the Board reviewed and considered the existing fee waiver/cap arrangements applicable to the Advisory Agreement Rates and considered the Advisory Agreement Rates after taking the waivers/caps into account (the "Net Advisory Rates").

      The Board received and considered information comparing the Advisory Agreement Rates and Net Advisory Rates with those of the other funds in the Peer Groups. The Board noted that the Advisory

WELLS FARGO ADVANTAGE VARIABLE TRUST FUNDS         OTHER INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

Agreement Rates and the Net Advisory Rates for the Funds were lower than, or not appreciably higher than, the median rates of each Fund's Peer Group. In addition, the Board concluded that the combined investment advisory/administration fee rates for the Funds (before and after waivers/caps and/or expense reimbursements) were each reasonable in relation to each Fund's respective Peer Group, and reasonable in relation to the services provided.

      The Board also reviewed and considered the Sub-Advisory Agreement Rates and concluded that the Sub-Advisory Agreement Rates were fair and equitable, based on its consideration of the factors described above.

PROFITABILITY
--------------------------------------------------------------------------------

      The Board received and considered a detailed profitability analysis of Funds Management based on the Advisory Agreement Rates and the Net Advisory Rates, as well as on other relationships between the Funds, as applicable, and Funds Management and its affiliates. Because the Discovery Fund, Multi Cap Value Fund and Opportunity Fund had not yet commenced operations, the Board did not consider the historical profitability with regard to Funds Management's arrangements with these Funds. The Board concluded that, in light of the costs of providing investment management and other services to the Funds, the profits and other ancillary benefits that Funds Management and its affiliates received with regard to providing these services to the Funds were not unreasonable.

      The Board did not consider a separate profitability analysis of Wells Capital Management and Peregrine, as their separate profitability from their relationships with the Asset Allocation Fund, Discovery Fund, Equity Income Fund, Money Market Fund, Multi Cap Value Fund, Opportunity Fund, Small Cap Growth Fund and Total Return Bond Fund was not a material factor in determining whether to renew the agreements. The Board did not consider profitability information with respect to Cooke & Bieler, Matrix and New Star, which are not affiliated with Funds Management. The Board considered that the sub-advisory fees paid to Cooke & Bieler, Matrix and New Star had been negotiated by Funds Management on an arms length basis and that Cooke & Bieler's, Matrix's and New Star's separate profitability from their relationships with the C&B Large Cap Value Fund, International Equity Fund and Large Company Core Fund was not a material factor in determining whether to renew the agreements.

ECONOMIES OF SCALE
--------------------------------------------------------------------------------

      The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Funds, whether the Funds have appropriately benefited from any economies of scale, and whether there is potential for realization of further economies of scale. The Board acknowledged the inherent limitations of any analysis of an investment adviser's economies of scale and of any attempt to correlate breakpoints with such economies, stemming largely from the Board's understanding that economies of scale are realized, if at all, by an investment adviser across a variety of products and services, not just in respect to a single fund. The Board concluded that any actual or potential economies of scale are, or would be, shared reasonably with Fund shareholders, including most particularly through Advisory Agreement Rate breakpoints, which are applicable to the Funds.

INFORMATION ABOUT SERVICES TO OTHER CLIENTS
--------------------------------------------------------------------------------

      The Board also received and considered information about the nature, extent and quality of services and fee rates offered by Funds Management to other similarly situated series within the Trusts, and those offered by the Sub-Advisers to other clients, including other registered investment companies and separate accounts. The Board concluded that the Advisory Agreement Rates, the Sub-Advisory Agreement Rates and the Net Advisory Rates were within a reasonable range of the fee rates offered to others by Funds Management and the Sub-Advisers, giving effect to differences in services covered by such fee rates.

OTHER BENEFITS TO FUNDS MANAGEMENT AND THE SUB-ADVISERS
--------------------------------------------------------------------------------

      The Board received and considered information regarding potential "fall-out" or ancillary benefits received by Funds Management and its affiliates and the Sub-Advisers as a result of their relationship with the Funds. Such benefits could include, among others, benefits directly attributable to the relationship of Funds Management and the Sub-Advisers with the Funds and benefits potentially derived from an increase in the business of Funds Management and the Sub-Advisers as a result of their relationship with the Funds (such as the ability to market to shareholders other financial products offered by Funds Management and its affiliates or the Sub-Advisers and their affiliates).

      The Board also considered the policies of the Funds in achieving the best execution of portfolio transactions, whether and to what extent soft dollar credits are, or would be, sought and how any such credits are, or would be, utilized, potential benefits that may be realized by using an affiliated broker, and the controls applicable to brokerage allocation procedures. The Board also took note of the policies of the Sub-Advisers regarding the allocation of portfolio investment opportunities among the Funds and other clients.

OTHER INFORMATION (UNAUDITED)         WELLS FARGO ADVANTAGE VARIABLE TRUST FUNDS
--------------------------------------------------------------------------------

OTHER FACTORS AND BROADER REVIEW

      The Board also considered the markets for distribution of the Funds, including the principal channels through which the Funds' shares/interests are offered and sold. The Board noted that the Funds are now part of one of the few fund families that have both direct-to-fund and intermediary distribution.

      As discussed above, the Board reviewed detailed materials received from Funds Management and the Sub-Advisers annually as part of the re-approval process under Section 15(c) of the 1940 Act. The Board also regularly reviews and assesses the quality of the services that the Funds receive throughout the year. In this regard, the Board reviews reports of Funds Management and the Sub-Advisers at least quarterly, which include, among other things, a detailed portfolio review, and detailed fund performance reports. In addition, the Board meets with the portfolio managers of the Funds at various times throughout the year.

      After considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board concluded that approval of the continuation of the Advisory Agreements for the Funds was in the best interest of the Funds and their shareholders. Accordingly, the Board unanimously approved the continuation of the Advisory Agreements.

WELLS FARGO ADVANTAGE VARIABLE TRUST FUNDS                 LIST OF ABBREVIATIONS
--------------------------------------------------------------------------------

The following is a list of common abbreviations for terms and entities which may have appeared in this report.

ABAG        -- Association of Bay Area Governments
ADR         -- American Depository Receipt
AMBAC       -- American Municipal Bond Assurance Corporation
AMT         -- Alternative Minimum Tax
ARM         -- Adjustable Rate Mortgages
BART        -- Bay Area Rapid Transit
CDA         -- Community Development Authority
CDSC        -- Contingent Deferred Sales Charge
CGIC        -- Capital Guaranty Insurance Company
CGY         -- Capital Guaranty Corporation
CMT         -- Constant Maturity Treasury
COFI        -- Cost of Funds Index
Connie Lee  -- Connie Lee Insurance Company
COP         -- Certificate of Participation
CP          -- Commercial Paper
CTF         -- Common Trust Fund
DW&P        -- Department of Water & Power
DWR         -- Department of Water Resources
EDFA        -- Education Finance Authority
FFCB        -- Federal Farm Credit Bank
FGIC        -- Financial Guaranty Insurance Corporation
FHA         -- Federal Housing Authority
FHLB        -- Federal Home Loan Bank
FHLMC       -- Federal Home Loan Mortgage Corporation
FNMA        -- Federal National Mortgage Association
FRN         -- Floating Rate Notes
FSA         -- Financial Security Assurance, Inc
GDR         -- Global Depository Receipt
GNMA        -- Government National Mortgage Association
GO          -- General Obligation
HFA         -- Housing Finance Authority
HFFA        -- Health Facilities Financing Authority
IDA         -- Industrial Development Authority
IDR         -- Industrial Development Revenue
LIBOR       -- London Interbank Offered Rate
LLC         -- Limited Liability Corporation
LOC         -- Letter of Credit
LP          -- Limited Partnership
MBIA        -- Municipal Bond Insurance Association
MFHR        -- Multi-Family Housing Revenue
MUD         -- Municipal Utility District
MTN         -- Medium Term Note
PCFA        -- Pollution Control Finance Authority
PCR         -- Pollution Control Revenue
PFA         -- Public Finance Authority
PLC         -- Private Placement
PSFG        -- Public School Fund Guaranty
RAW         -- Revenue Anticipation Warrants
RDA         -- Redevelopment Authority
RDFA        -- Redevelopment Finance Authority
R&D         -- Research & Development
SFHR        -- Single Family Housing Revenue
SFMR        -- Single Family Mortgage Revenue
SLMA        -- Student Loan Marketing Association
STEERS      -- Structured Enhanced Return Trust
TBA         -- To Be Announced
TRAN        -- Tax Revenue Anticipation Notes
USD         -- Unified School District
V/R         -- Variable Rate
WEBS        -- World Equity Benchmark Shares
XLCA        -- XL Capital Assurance

                                        THIS PAGE IS INTENTIONALLY LEFT BLANK --

THIS PAGE IS INTENTIONALLY LEFT BLANK --

[LOGO]
WELLS ADVANTAGE
FARGO FUNDS

More information about WELLS FARGO ADVANTAGE FUNDS(SM) is available free upon request. To obtain literature, please write, e-mail, or call:

WELLS FARGO ADVANTAGE FUNDS
P.O. Box 8266
Boston, MA 02266-8266

E-mail: wfaf@wellsfargo.com
Retail Investment Professionals: 888-877-9275
Institutional Investment Professionals: 866-765-0778
Web: www.wellsfargo.com/advantagefunds

This report and the financial statements contained herein are submitted for the general information of the shareholders of the WELLS FARGO ADVANTAGE FUNDS. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. For a prospectus containing more complete information, including charges and expenses, call 1-800-222-8222. Please consider the investment objective, risks, charges and expenses of the investment carefully before investing. This and other information about WELLS FARGO ADVANTAGE FUNDS can be found in the current prospectus. Read the prospectus carefully before you invest or send money.

Wells Fargo Funds Management, LLC, a wholly-owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for the WELLS FARGO ADVANTAGE FUNDS. Other affiliates of Wells Fargo & Company provide sub-advisory and other services for the Funds. The Funds are distributed by WELLS FARGO FUNDS DISTRIBUTOR, LLC, Member NASD/SIPC, an affiliate of Wells Fargo & Company.

             -------------------------------------------------------
              NOT FDIC INSURED o NO BANK GUARANTEE o MAY LOSE VALUE
             -------------------------------------------------------

--------------------------------------------------------------------------------
(c) 2005 Wells Fargo     www.wellsfargo.com/advantagefunds       RT51871 08-05
Advantage Funds, LLC.                                          SVTF/SAR124 06-05
All rights reserved.



ITEM 2. CODE OF ETHICS

Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable.

ITEMS 5-6. [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8. [RESERVED]

ITEM 9. CONTROLS AND PROCEDURES

(a)(i) The President and Treasurer have concluded that the Wells Fargo Variable Trust (the "Trust") disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) provide reasonable assurances that material information relating to the Trust is made known to them by the appropriate persons based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(a)(ii) There were no significant changes in the Trust's internal controls or in other factors that could significantly affect these controls subsequent to the date of the evaluation referenced in (a)(i) above.

ITEM 10. EXHIBITS

(a) Not applicable.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant.

                                                Wells Fargo Variable Trust

                                                By:   /s/ Karla M. Rabusch

                                                      Karla M. Rabusch
                                                      President

                                                By:   /s/ Stacie D. DeAngelo

                                                      Stacie D. DeAngelo
                                                      Treasurer

                                                Date: August 15, 2005